EXHIBIT 10.1

SEVENTH AMENDMENT
TO
CREDIT AGREEMENT

          This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) is dated as of March 28, 2003, and is entered into by and among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), each of the Lenders (as defined in the Credit Agreement referred to below) signatory hereto, and BANK OF AMERICA, N.A., as administrative agent for itself and the Lenders (in its capacity as administrative agent, the “Agent”) and, if applicable, as Swing Line Lender, and BANK OF AMERICA, N.A., as Issuing Bank.

RECITALS

          A.          The Company, the Lenders, Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding Inc., as co-syndication agents, the Issuing Bank and the Agent are parties to a Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000, as amended by the following amendments (collectively, the “Amendments”): (i) the First Amendment to Credit Agreement, dated as of January 26, 2001, (ii) the Second Amendment to Credit Agreement, dated as of March 15, 2001, (iii) the Third Amendment to Credit Agreement, dated as of December 5, 2001, (iv) the Fourth Amendment to Credit Agreement, dated as of June 13, 2002, (v) the Fifth Amendment to Credit Agreement, dated as of October 29, 2002, and (vi) the Sixth Amendment to Credit Agreement, dated as of November 19, 2002 (the “Credit Agreement”), pursuant to which the Agent and the Lenders have extended certain credit facilities to the Company.

          B.          The parties hereto desire to amend the Credit Agreement and the Exhibits and Schedules thereto as set forth herein, subject to the terms and conditions of this Seventh Amendment.

          NOW, THEREFORE, in consideration of the agreements and provisions herein contained and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Section 1.     Definitions.  Any capitalized term used but not otherwise defined herein and in the Recitals hereto shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2.     Amendments to Credit Agreement and Exhibits and Schedules thereto.  The Credit Agreement and Exhibits and Schedules thereto shall be amended in accordance with the following manner and such amendments shall become effective in accordance with this Section 2 and Section 4 hereof:

          2.01     Amendments if All Lenders Sign. If all the Lenders shall have signed and delivered their respective signature pages to this Seventh Amendment to the Agent’s counsel by 5:00 p.m. (New York City time) on the First Determination Date (as defined in Section 4.05 hereof), and all the conditions precedent set forth in Section 4 hereof have been satisfied in accordance with the terms thereof, then (a) the Credit Agreement shall be deemed amended as indicated by the blacklined changes shown on the composite, conformed copy of the Credit Agreement (which includes the Amendments) attached hereto as Exhibit A-1 and (b) the Exhibits and Schedules to the Credit Agreement shall be deemed amended as set forth in Exhibit A-2 attached hereto, in each case with respect to clauses (a) and (b) of this Section 2.01, all such amendments shall be deemed effective as of the Effective Date.

          2.02     Amendments if Required Lenders (But Not All Lenders) Sign.If only the Required Lenders (but not all the Lenders) shall have signed and delivered their respective signature pages to this Seventh Amendment to the Agent’s counsel by 5:00 p.m. (New York City time) on the First Determination Date (the “Consenting Lenders”; and those Lenders who did not so sign and deliver by the First Determination Date shall be referred to herein as the “Remaining Lenders”), and all the conditions precedent set forth in Section 4 hereof have been satisfied in accordance with the terms thereof as of such date, then (a) the Credit Agreement shall be deemed amended as indicated by the blacklined changes shown on the composite, conformed copy of the Credit Agreement (which includes the Amendments) attached hereto as Exhibit B-1 and (b) the Exhibits and Schedules to the Credit Agreement shall be deemed amended as set forth in Exhibit B-2 attached hereto, in each case with respect to clauses (a) and (b) of this Section 2.02, all such amendments shall be deemed effective as of the Effective Date.

          2.03     Amendments if Required Lenders (But Not All Lenders) and if Remaining Lenders Subsequently Sign.If the Credit Agreement and the Exhibits and Schedules thereto shall have been amended in accordance with Section 2.02 hereof by the Consenting Lenders and if the Remaining Lenders (or any assignee thereof) shall have delivered their respective signature pages to this Seventh Amendmentto the Agent’s counsel by 5:00 p.m. (New York City time) on April 11, 2003, then (a) the Credit Agreement shall be deemed further amended as indicated by the blacklined changes shown on the composite, conformed copy of the Credit Agreement (which includes the Amendments) attached hereto as Exhibit A-1 and (b) the Exhibits and Schedules to the Credit Agreement shall be deemed further amended as set forth in Exhibit A-2 attached hereto, in each case with respect to clauses (a) and (b) of this Section 2.03, all such amendments shall be deemed effective retroactively as of the Effective Date, and Exhibits B-1 and B-2 shall be superceded in their entirety.

Section 3.     Representations and Warranties.  In order to induce the Agent and the Lenders to enter into this Seventh Amendment, the Company hereby represents and warrants that:

          3.01     No Default.  At and as of the date of this Seventh Amendment and at and as of the Effective Date and both prior to and after giving effect to this Seventh Amendment, no Default or Event of Default exists.

          3.02     Representations and Warranties True and Correct.  At and as of the date of this Seventh Amendment and at and as of the Effective Date and both prior to and after giving

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effect to this Seventh Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all respects.

          3.03     Corporate Power, Etc.

                      (a)          The Company (i) has all requisite corporate power and authority to execute and deliver, and to perform its obligations under, this Seventh Amendment and (ii) has taken all corporate action necessary to authorize the execution and delivery by it of, and the performance by it of its obligations under, this Seventh Amendment.

                      (b)          Each of the Principal Subsidiaries party to the Consent (as such term is defined in Section 4.01 hereof) (i) has all requisite corporate power and authority to execute, deliver and perform the Consent and (ii) has taken all action, corporate or otherwise, necessary to authorize the execution, delivery and performance by such Principal Subsidiary of the Consent.

          3.04     No Conflict.  The execution, delivery and performance by the Company of this Seventh Amendment (and the execution, delivery and performance by each of the Principal Subsidiaries of the Consent, in each case will not (i) conflict with or result in any breach or violation of any provision of the certificate or articles of incorporation or by-laws (or other organizational documents) of the Company or any of its Subsidiaries, (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or to which any of their respective properties or assets are subject, (iii) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (iv) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

          3.05     Binding Effect.

                      (a)          This Seventh Amendment has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                      (b)          The Consent has been duly executed and delivered by each Principal Subsidiary party thereto, and constitutes the legal, valid and binding obligation of such Principal Subsidiary enforceable against such Principal Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the

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enforcement of creditors’ rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4.     Conditions.  Subject to Section 5 hereof, the amendments set forth in Section 2 hereof shall be effective as of March 28, 2003 (the “Effective Date”) upon the satisfaction in full in the judgment of the Agent and the Required Lenders of each of the following conditions precedent set forth in this Section 4:

          4.01     Execution of the Seventh Amendment.

                      (a)          The Company, the Agent, the Issuing Bank, if applicable, the Swing Line Lender, and the Required Lenders shall have executed an original counterpart of this Seventh Amendment and shall have delivered (including by way of facsimile transmission) the same to the Agent.

                      (b)          The Agent shall have received an original or facsimile counterpart of the Guarantor Acknowledgment and Consent in the form of Exhibit C attached hereto (the “Consent”) duly executed and delivered by each Principal Subsidiary party thereto.

          4.02     Officer’s Certificate.  The Agent shall have received from the Company a certificate signed by a Responsible Officer, dated as of the Effective Date, stating that: (a) the representations and warranties contained in Article 6 in the Credit Agreement are true and correct on and as of such date both before and after giving effect to the Seventh Amendment and (b) no Default or Event of Default exists as of such date both before and after giving effect to the Seventh Amendment.

          4.03     Legal Opinion. The Agent shall have received a favorable opinion addressed to the Agent and all Lenders from counsel to the Company and dated the Effective Date, in substantially the form of Exhibit D to this Seventh Amendment.

          4.04     Notice of Conversion/Continuation.  The Agent shall have received a Notice of Conversion/Continuation in respect of the Committed Conversion Amount specifying the interest rate and Interest Period in respect thereof.

          4.05     Fees and Expenses.  The Company shall have paid to the Agent, for the account of each Lender that has executed a counterpart of this Seventh Amendment and delivered (by hard copy or facsimile) the same to the Agent’s counsel by 5:00 p.m. (New York City time) the Business Day immediately prior to the Effective Date (the “First Determination Date”), a nonrefundable amendment fee in an amount equal to such Lender’s Commitment multiplied by 0.125%, which amounts the Company hereby covenants to pay to the Agent for the account of such Lenders on demand.

Section 5.     Effectiveness of this Seventh Amendment.  To the extent that the conditions precedent set forth in Section 4 hereof are not satisfied or waived by the Required Lenders by 5:00 p.m. (New York City time) on the Effective Date, then this Seventh Amendment shall cease to be effective and shall be of no force and effect as of the Effective Date.

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Section 6.     General Confirmations and Amendments.

          6.01     Continuing Effect.  Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

          6.02     No Waiver.  This Seventh Amendment is limited as specified and the execution, delivery and effectiveness of this Seventh Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.

          6.03     References.

                      (a)          From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Seventh Amendment and (ii) all of the terms and provisions of this Seventh Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

                      (b)          From and after the Effective Date, (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to  “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

Section 7.     Miscellaneous.

          7.01     Governing Law.  THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          7.02     Severability.  The provisions of this Seventh Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Seventh Amendment in any jurisdiction.

          7.03     Counterparts.  This Seventh Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          7.04          Headings.  Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.

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          7.05     Binding Effect; Assignment.  This Seventh Amendment shall be binding upon and inure to the benefit of the Company, the Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Company under this Seventh Amendment shall not be assigned or delegated without the prior written consent of the Agent and the Lenders.

          7.06     Expenses.  The Company agrees to pay the Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent (who may be employees of the Agent), incurred by the Agent in connection with the preparation, negotiation and execution of this Seventh Amendment and any other document required to be furnished herewith.

          7.07     Acknowledgments and Consents.  Bank of America, N.A. hereby acknowledges that it is signing this Seventh Amendment not only in its capacity as Agent, as Lender and as Issuing Bank but, to the extent applicable, in its capacity as the Swing Line Lender and the other parties hereto hereby consent to the foregoing.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GEORGIA-PACIFIC CORPORATION

By:	/s/ Phillip M. Johnson

Name:	Phillip M. Johnson
Title:	Vice President and Treasurer

BANK OF AMERICA, N.A., as Agent, as a Lender, as Issuing Bank and, if applicable, as Swing Line Lender

By:	/s/ Michael Balok

Name:	Michael Balok
Title:	Managing Director

Signature Page to the Seventh Amendment

MERRILL LYNCH CAPITAL CORPORATION, as a Co-Syndication Agent and as a Lender

By:	/s/ Lawrence Temlock

Name:	Lawrence Temlock
Title:	Vice President

Signature Page to the Seventh Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as a Co-Syndication Agent and as a Lender

By:	/s/ Todd Vannucci

Name:	Todd Vannucci
Title:	Executive Director

Signature Page to the Seventh Amendment

THE BANK OF NEW YORK, as a Lender

By:	/s/ Daid C. Siegel

Name:	David C. Siegel
Title:	Vice President

Signature Page to the Seventh Amendment

THE BANK OF TOKYO-MITSUBISHI, LTD., New York Branch, as a Lender

By:	/s/ Spencer Hughes

Name:	Spencer Hughes
Title:	Authorized Signatory

Signature Page to the Seventh Amendment

BANK ONE, N.A., as a Lender

By:	/s/ Karen C. Ryan

Name:	Karen C. Ryan
Title:	Director

Signature Page to the Seventh Amendment

BNP PARIBAS, as a Lender

By:	/s/ Christopher Criswell

Name:	Christopher Criswell
Title:	Managing Director

By:	/s/ Nanette Baudon

Name:	Nanette Baudon
Title:	Vice President

Signature Page to the Seventh Amendment

JP MORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as a Lender

By:	/s/ Peter S. Predun

Name:	Peter S. Predun
Title:	Vice President

Signature Page to the Seventh Amendment

CIBC INC., as a Lender

By:	/s/ Geraldine Kerr

Name:	Geraldine Kerr
Title:	Executive Director
CIBC Word Markets Corp. As Agent

Signature Page to the Seventh Amendment

CITIBANK, N.A., as a Lender

By:	/s/ George F. Van

Name:	George F. Van
Title:	Managing Director

Signature Page to the Seventh Amendment

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Harry Yergey

Name:	Harry Yergey
Title:	Senior Vice President & Manager

By:	/s/ Brian Campbell

Name:	Brian Campbell
Title:	Senior Vice President

Signature Page to the Seventh Amendment

MIZUHO CORPORATE BANK, as a Lender

By:

Name:
Title:

Signature Page to the Seventh Amendment

DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christian Dallwitz

Name:	Christian Dallwitz
Title:	Director

By:	/s/ Oliver Schwartz

Name:	Oliver Schwartz
Title:	Vice President

Signature Page to the Seventh Amendment

DZ BANK AG DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, (formerly DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG), as a Lender

By:	/s/ Paul Fitzpatrick

Name:	Paul Fitzpatrick
Title:	Vice President

By:	/s/ James A. Kyprios

Name:	James A. Kyprios
Title:	Vice President

Signature Page to the Seventh Amendment

KBC BANK, N.V., as a Lender

By:	/s/ Robert Snauffer

Name:	Robert Snauffer
Title:	First Vice President

By:	/s/ Eric Raskin

Name:	Eric Raskin
Title:	Vice President

Signature Page to the Seventh Amendment

UFJ BANK, LIMITED, acting through its New York Branch, as a Lender

By:	/s/ Kazuhiro Nishikawa

Name:	Kazuhiro Nishikawa
Title:	Vice President

Signature Page to the Seventh Amendment

SUMITOMO MITSUI BANKING CORPORATION, formerly known as THE SUMITOMO BANK, LIMITED, as a Lender

By:	/s/ Leo E. Pagarlgan

Name:	Leo E. Pagarlgan
Title:	Senior Vice President

Signature Page to the Seventh Amendment

SUNTRUST BANK, as a Lender

By:	/s/ J. Scott Deviney

Name:	J. Scott Deviney
Title:	Vice President

Signature Page to the Seventh Amendment

TORONTO-DOMINION (TEXAS), INC., as a Lender

By:	/s/ Carol Brandt

Name:	Carol Brandt
Title:	Vice President

Signature Page to the Seventh Amendment

UBS AG STAMFORD BRANCH, as a Lender

By:	/s/ Wilfred V. Saint

Name:	Wilfred V. Saint
Title:	Associate Director of Banking Products Services, U.S.

By:	/s/ Anthony N. Joseph

Name:	Anthony N. Joseph
Title:	Associate Director Banking Products Services, Inc.

Signature Page to the Seventh Amendment

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Shawn Janko

Name:	Shawn Janko
Title:	Vice President

Signature Page to the Seventh Amendment

EXHIBIT A-1
to Seventh Amendment

EXHIBIT A-1
TO
SEVENTH AMENDMENT
TO
CREDIT AGREEMENT

CREDIT AGREEMENT
(Multi-Year Revolving Credit Facility)
among
GEORGIA-PACIFIC CORPORATION
THE LENDERS NAMED HEREIN
BANK OF AMERICA, N.A.,
as Agent and Issuing Bank
and
MERRILL LYNCH CAPITAL CORPORATION
and
MORGAN STANLEY SENIOR FUNDING INC.,
as Co-Syndication Agents

BANC OF AMERICA SECURITIES LLC,
MERRILL LYNCH CAPITAL CORPORATION,
and
MORGAN STANLEY SENIOR FUNDING INC.,
 as Book Managers and Lead Arrangers

$3,750,000,000

Dated as of November 3, 2000

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ii

iii

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SCHEDULES

Schedule	Description

1.01(a)	Commitments; Commitment Percentages
1.01(b)	Lending Offices
1.01(c)	Agent’s Payment Office
1.01(d)	Principal Subsidiaries
2.01	Lender’s Share of Committed Conversion Amount - Term Loans
6.02(d)	Corporate Power; Authorizations
6.07(a)	Subsidiaries (Company)
6.07(b)	Subsidiaries (Target)
6.12	Environmental Matters
6.13	Labor Matters
6.14	ERISA
9.01	Existing Liens

EXHIBITS

Exhibit	Description

2.02(a)	Form of Notice of Borrowing
2.04(a)	Form of Competitive Bid Request
2.05(b)	Form of Promissory Note (Committed Loans)
2.05(c)	Form of Promissory Note (Bid Loans)
2.05(d)	Form of Promissory Note (Term Loans)
2.05(e)	Form of Promissory Note (Swing Line Loans)
2.11(b)	Form of Notice of Conversion/Continuation
2.15(b)	Form of Swing Line Loan Notice
7.01(c)	Form of Subsidiary Guaranty
7.01(d)	Form of Opinion of Counsel for the Company
7.01(e)	Form of Contribution Agreement
7.02(d)	Form of Officer’s Closing Certificate
8.09(c)	Form of Compliance Certificate
8.13(a)	Form of Supplement
8.13(b)	Form of Assumption Agreement
12.08(b)	Form of Assignment and Assumption Agreement

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CREDIT AGREEMENT
(Multi-Year Revolving Credit Facility)

          This CREDIT AGREEMENT (Multi-Year Revolving Credit Facility) is entered into as of November 3, 2000 among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the various LENDERS that are, or may from time to time become, party hereto (the “Lenders”) and BANK OF AMERICA, N.A., as Issuing Bank and administrative agent for the Lenders (in such capacity, the “Agent”), and MERRILL LYNCH CAPITAL CORPORATION AND MORGAN STANLEY SENIOR FUNDING INC., as Co-Syndication Agents.

          WHEREAS, the Company, certain of the Lenders and the Agent are party to the Credit Agreement dated as of July 22, 1999, as amended (the “1999 Credit Agreement”);

          WHEREAS, the Company desires to enter into a new credit facility and, as a condition precedent to borrowing any loans under this new credit facility, intends to repay all loans and terminate the commitments under the 1999 Credit Agreement;

          WHEREAS, the Company will use the proceeds of loans made under this new credit facility, inter alia, to help finance the acquisition, by Fenres Acquisition Corp., a Virginia corporation and wholly-owned subsidiary of the Company, (the “Offeror”) of all of the outstanding capital stock of Fort James Corporation, a Virginia corporation (the “Target”); and

          WHEREAS, the Company has obtained commitments from the Lenders, pursuant to which the Lenders are willing to make loans to the Company and to provide certain other credit facilities to the Company (including a competitive bid facility) in a maximum aggregate principal amount at any one time outstanding not to exceed $3,750,000,000, on the terms and subject to the conditions set forth herein;

          NOW THEREFORE, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS AND ACCOUNTING TERMS

          1.01         Certain Defined Terms.  As used in this Agreement and in any Schedules and Exhibits to this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          “Adjusted Net Worth” means, at any date, an amount equal to the sum of (a) the Net Worth at such date, plus (b) the Goodwill Amount, if any, plus or minus  (as determined in accordance with the last sentence of this definition) (c) the cumulative sum of all OCI Pension Adjustment Amounts for all fiscal years of the Company commencing with the fiscal year ended December 31, 1987 and ending with the then most recently ended fiscal year of the Company.  For purposes of calculating Adjusted Net Worth, if such cumulative sum of all OCI Pension Adjustment Amounts is a negative number, then such amount shall be added in the calculation thereof, and if such cumulative sum of all OCI Pension Adjustment Amounts is a positive number, then such amount shall be subtracted in the calculation thereof, and if such cumulative sum of all OCI Pension Adjustment

Amounts is a positive number, then such amount shall be subtracted in the calculation thereof.

          “Adjusted Reference Rate” means the fluctuating interest rate per annum equal to the higher of (a) the sum of the Federal Funds Rate plus 1/2% and (b) the rate of interest (the “Reference Rate”) publicly announced from time to time by Bank of America at its executive offices, as its reference rate or prime rate.  The Reference Rate is a rate set by Bank of America based upon various factors, including Bank of America’s cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below the Reference Rate.  Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

          “Affiliate” means, with respect to any Person, any Subsidiary of such Person and any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan).  A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power:

(a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such other Person; or

(b) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

Notwithstanding the foregoing in this definition of “Affiliate” to the contrary, neither Unisource Parent nor Unisource shall be deemed to be an “Affiliate” for purposes of Section 9.04 so long as the Company shall have granted an irrevocable proxy to Bain Buyer with respect to its entire equity interest in Unisource Parent as contemplated by Section 1(e) of that certain Stockholders Agreement, dated as of November 27, 2002, between Unisource Parent, the Company and the Bain Buyer.  As used in this definition of “Affiliate”, “Bain Buyer” means J5M4T3B2P2CEYA, LLC, a Delaware limited liability company.

          “Agent” means Bank of America in its capacity as administrative agent for the Lenders, together with any successor thereto in such capacity.

          “Agent’s Payment Office” means the Agent’s address and, as appropriate, account as set forth on Schedule 1.01(c) or such other address as the Agent may from time to time specify.

          “Agent-Related Persons” means Bank of America and any successor agent arising under Section 11.09 and any successor to Bank of America as an Issuing Bank hereunder, together with their respective Affiliates (including, in the case of Bank of America, Banc of America Securities LLC), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          “Aggregate Commitments” means the aggregate amount of the Commitments of all the Lenders as in effect from time to time.

          “Agreement” means this Credit Agreement.

          “Applicable Currency” means, as to any particular payment or Loan, Dollars or the Offshore Currency in which it is denominated or is payable.

          “Arrangers” means each of Banc of America Securities LLC, Merrill Lynch Capital Corporation, and Morgan Stanley Senior Funding, Inc.

          “Asset Disposition Bridge Facility” means the Credit Agreement (Asset Disposition Bridge Facility), dated as of the date hereof, by and among the Company, certain Lenders, and Bank of America as the agent for such Lenders.

          “Asset Sales” means any sale or disposition of assets of the Company or any of its Subsidiaries or series of related sales or dispositions of assets of the Company or any of its Subsidiaries (other than the sale of inventory in the ordinary course of business).

           “Assignee” means any Person which becomes a party to this Agreement pursuant to Section 12.08.

          “Available Commitments” means, at any time, the excess, if any, of the Aggregate Commitments in effect at such time over the sum of (a) the Effective Amount of all Loans (other than Term Loans) then outstanding, plus (b) the Effective Amount of L/C Obligations.

          “Bank of America” means Bank of America, N.A., a national banking association and its successors by merger and permitted assigns.

          “Base Rate” has the meaning specified in Section 2.04(a)(iv).

          “Base Rate Bid Loan” means any Bid Loan that bears interest at a rate determined with reference to a Base Rate.

          “Bid Borrowing” means an extension of credit hereunder consisting of one or more Bid Loans made to the Company on the same day by one or more Lenders.

          “Bid Loan” means a Loan made by a Lender to the Company pursuant to Section 2.03 and may be a Base Rate Bid Loan or a Fixed Rate Bid Loan.

          “Bid Loan Exposure” means, at to any Lender as of any date of determination, the aggregate Effective Amount of all  Bid Loans of such Lender.

“Borrowing” means a Bid Borrowing, a Committed Borrowing, a Term Borrowing or a Swing Line Borrowing, as the context may require.

          “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close, and if the applicable Business Day relates to:

(a) an Offshore Rate Loan denominated in Dollars or Pounds Sterling, any such day on which dealings are carried on in the London interbank market; and

          (b)     an Offshore Rate Loan denominated in the euro, any such day which is a TARGET Business Day on which banks are generally open for business in London, Frankfurt and in any other principal financial center as the Agent may from time to time determine for this purpose.

          As used herein “TARGET Business Day” means a day on which TARGET (Trans-European Automated Real-time Gross settlement Express Transfer system), or any successor thereto, is scheduled to be open for business.

          “Capital Markets Bridge Facility” means the Credit Agreement (Capital Markets Bridge Facility), dated as of the date hereof, by and among the Company, certain Lenders, and Bank of America as the agent for such Lenders.

          “Cash Collateralize” means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Banks and the Lenders with Commitments, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent and the Issuing Banks (which documents are hereby consented to by the Lenders).  Derivatives of such term shall have corresponding meaning.  The Company hereby grants the Agent, for the benefit of the Agent, the Issuing Banks and the Lenders, a security interest in all such cash and deposit account balances.  Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

          “CERCLA” means the Comprehensive Environmental Response Compensation and Liability Act of 1980.

          “CERCLIS” means the Comprehensive Environmental Response Compensation Liability Information System List.

          “Class” means, with respect to Lenders, the following two classes of Lenders:  (i) Lenders having Committed Loan Exposure and (ii) Lenders having Term Loan Exposure.

          “Closing Date” means the date on which all conditions precedent set forth in Sections 7.01 and 7.02 shall have been satisfied or waived.

          “Code” means the Internal Revenue Code of 1986.

          “Commitment” means for each Lender, as the context may require, (a) the amount in Dollars set forth on Schedule 1.01(a) opposite the name of such Lender under the heading “Commitments” or as otherwise set forth in any Notice of Assignment, as such amount may be reduced pursuant to Section 2.06 or as a result of one or more assignments pursuant to Section 12.08; (b) the obligation of such Lender to extend credit to the Company hereunder in the amount specified in the immediately preceding clause (a); or (c) the obligation of such Lender to purchase participations in Swing Line Loans in an amount not to exceed the amount specified in the preceding clause (a) of this definition.

          “Commitment Percentage” means, as to any Lender at any time, the percentage of the Aggregate Commitments represented by such Lender’s Commitment at such time, as set forth on Schedule 1.01(a), as such percentage may be modified from time to time in accordance with Notices of Assignment delivered hereunder pursuant to Section 12.08; provided, however, that if the Commitment of each Lender has been terminated pursuant to Section 10.02, then the Commitment Percentage of each Lender shall be determined based on the Commitment Percentage of such Lender immediately prior to such termination.

          “Committed Borrowing” means an extension of credit hereunder consisting of Committed Loans of the same type and in the same Applicable Currency made on the same day by the Lenders ratably according to their respective Commitment Percentages and, in the case of Offshore Rate Loans, having the same Interest Periods.

          “Committed Conversion Amount” means $500 million, which amount represents a portion of the aggregate Effective Amount of all Committed Loans consisting of Offshore Rate Loans denominated in Dollars as of the “First Determination Date” (as such term is defined in the Seventh Amendment).

          “Committed Conversion Date” means April 1, 2003.

          “Committed Loan” means a Loan by a Lender to the Company pursuant to Section 2.01 and may be in the form of an Offshore Rate Loan or a Reference Rate Loan, each of which shall be a “type” of Committed Loan.

          “Committed Loan Exposure” means, with respect to any Lender as of any date of determination (a) prior to the termination of the Aggregate Commitments, such Lender’s Commitment and (b) after the termination of Aggregate Commitments, the sum of (i) the aggregate Effective Amount of the Committed Loans of such Lender plus (ii) the aggregate amount of all participations purchased by such Lender in any outstanding L/C Obligations plus (iii) the aggregate amount of all participations purchased by such Lender in any outstanding Swing Line Loans.

          “Company” has the meaning specified in the introduction to this Agreement.

          “Competitive Bid” means an offer by a Lender to make a Bid Loan in accordance with Section 2.04(b).

          “Competitive Bid Request” has the meaning specified in Section 2.04(a).

          “Continuation” and “Continue” mean, with respect to any Offshore Rate Loan, the continuation of such Offshore Rate Loan as an Offshore Rate Loan on the last day of the Interest Period for such Loan.

          “Contractual Obligation” means, with respect to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is subject.

          “Contribution Agreement (Multi-Year Revolving Credit Facility)” means the Contribution Agreement (Multi-Year Revolving Credit Facility), dated as of the date hereof, between the Company and each of its Subsidiaries now or hereafter parties to the Subsidiary Guaranty (Multi-Year Revolving Credit Agreement), as supplemented from time to time by a supplement in the form attached as Exhibit 8.13(a) to the Credit Agreement and executed and delivered by the Principal Subsidiary party thereto.

          “Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

          “Covenant Effective Date” means December 6, 2001.

          “Conversion” and “Convert” mean, with respect to any Loan, the conversion of such Loan from or into another type of Loan.

          “Co-Syndication Agents” means each of Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding, Inc.

          “Currency Settlement Date” means (a) with respect to any Extension of Credit, the date such Extension of Credit is made, and (b) with respect to Loans in an Offshore Currency, any Interest Payment Date relevant thereto or any additional and more frequent dates as the Agent may, in its sole discretion or at the direction of the Majority Lenders of the Class having Committed Loan Exposure, select from time to time.

          “Debt Rating” means, on any date, the rating of the Company’s senior unsecured long-term Indebtedness, as most recently publicly announced by Moody’s and S&P; provided, however, that if only one such rating is available, the applicable interest rate or fee to be determined based on such rating shall be determined solely by reference to such one rating.

          “Default” means any event or condition which, with the giving of notice or the lapse of time, or both, would become an Event of Default.

          “Defaulting Lender” has the meaning specified in Section 12.02.

          “Dollar” and “$” mean lawful money of the United States of America.

          “EBITDA” means, as of the end of any Measurement Period, the sum of the following, calculated for the Company and its Subsidiaries on a consolidated basis: (a) net income (or net loss) for such period, plus (b) all amounts treated as expenses for depreciation, accretion, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus

(c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss), plus or minus (as determined in accordance with the last sentence of this definition) (d) the Net Cash Payments for such Measurement Period; provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary cash gains or non-recurring, non-cash items, including any non-cash charges incurred with respect to asbestos-related liability reserves.  For purposes of calculating “EBITDA”, if the Net Cash Payments is a positive number, then such amount shall be subtracted in the calculation thereof, and if the Net Cash Payments is a negative number, then such amount shall be added in the calculation thereof.

          “Effective Amount” means (a) with respect to any Committed Loans, Bid Loans, Term Loans or Swing Line Loans, as the case may be, on any date the aggregate outstanding principal Equivalent Amount in Dollars thereof after giving effect to any Borrowings and prepayments or repayments of Committed Loans, Bid Loans, Term Loans or Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any outstanding L/C Obligations on any date the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

          “18-Month Revolver” means the Credit Agreement (18-Month Revolving Credit Facility), dated as of the date hereof, by and among the Company, the lenders parties thereto, and Bank of America as the agent for such lenders.

          “Eligible Assignee” means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; (d) any other Person approved in writing by the Agent and the Swing Line Lender; and (e) an Approved Fund; provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Company or any of the Company’s Affiliates or Subsidiaries.

As used in clause (e) of this definition of “Eligible Assignee” the following terms have the following meanings:

           “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

          “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

          “EMU Legislation” means any legislation of the European Monetary Union.

          “Environmental Laws” means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

          “Equivalent Amount” means, as of any Currency Settlement Date, the amount determined by the Agent by reference to the following table:

If the notional amount is denominated in:	The Equivalent Amount in Dollars is:	The Equivalent Amount in such Offshore Currency is:

Dollars	Such amount	The amount of such Offshore Currency that can be purchased with Dollars at the Spot Rate for delivery on such Currency Settlement Date
An Offshore Currency	The amount of Dollars that can be purchased with such Offshore Currency at the Spot Rate for delivery on such Currency Settlement Date	Such amount

          “ERISA” means the Employee Retirement Income Security Act of 1974, together with the regulations thereunder.

          “euro” means the single currency of Participating Member States.

          “Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Federal Reserve Board, as in effect from time to time.

          “Event of Default” has the meaning specified in Section 10.01.

          “Existing Letters of Credit” means the letters of credit described in Schedule 3.10.

          “Extension of Credit” means (a) a Borrowing, Conversion or Continuation of a Loan or (b) an Issuance of a Letter of Credit (collectively, the “Extensions of Credit”).

          “Facility Fee Rate Percentage” has the meaning specified in Section 4.01(a).

          “Facility Pro Rata Share” means, as to any Lender at any time, the percentage obtained by dividing (a) the sum of the Term Loan Exposure of such Lender plus the

Committed Loan Exposure of that Lender plus the Bid Loan Exposure of such Lender by (b) the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Committed Loan Exposure of all Lenders plus the aggregate Bid Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 12.08.

          “Federal Funds Rate” means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, “H.15(519)”) for such day opposite the caption “Federal Funds (Effective).”  If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the “Composite 3:30 p.m. Quotations”) for such day under the caption “Federal Funds Effective Rate”.

          “Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

          “Fee Letter” means the letter agreement, dated August 1, 2000, between the Company, Bank of America, the Co-Syndication Agents and the Arrangers regarding the payment of certain fees.

          “First Amendment Effective Date” means January 26, 2001.

          “First Reduction Amount” has the meaning specified in Section 2.06(b)(i).

          “Fixed Rate” means a fixed annual percentage rate.

          “Fixed Rate Bid Loan” means any Bid Loan that bears interest determined with reference to a Fixed Rate.

          “Form W-8” has the meaning specified in Section 4.05(f)(i)(A).

          “Form W-8BEN” has the meaning specified in Section 4.05(f)(i)(B).

          “Form W-8ECI” has the meaning specified in Section 4.05(f)(i)(A).

          “Fort James Acquisition” means the completion of the Fort James Tender and the merger of the Offeror with and into the Target pursuant to the Merger Documents.

          “Fort James Credit Agreement” means the Credit Agreement dated as of August 13, 1997 and amended and restated as of October 31, 1997 among the Target, the financial institutions party thereto, the arrangers party thereto and The Chase Manhattan Bank, as administrative agent.

          “Fort James Tender” means the valid tender in accordance with the terms of the Offer (as defined in the Merger Agreement), before the expiration date of the Offer and not withdrawn, of a number of shares of the Company’s Common Stock (as defined in the Merger Agreement) that, together with the shares of the Company’s Common Stock then owned by the Company and/or the Offeror, represents at least two-thirds of the shares of the Company’s Common Stock outstanding on a fully-diluted basis, subject to the conditions set forth in Annex I to the Merger Agreement and the other terms and conditions thereof.

          “Funded Indebtedness” means, for any day, the sum of (a) all Indebtedness for Borrowed Money of the Company and its consolidated Subsidiaries outstanding on such day plus (b) the aggregate capital invested as of such day by Persons other than the Company and its consolidated Subsidiaries in receivables and other accounts sold to such Persons by the Company and its consolidated Subsidiaries, excluding receivables and other accounts sold in connection with the sale of a business or the sale of the assets and/or operations generating such receivables and other accounts.

          “FX Trading Office” means the Foreign Exchange Trading Center, Unit #5752, Los Angeles, California, of Bank of America, or such other of Bank of America’s offices as Bank of America may designate from time to time.

          “GAAP” means, as of any date of determination, generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) or in such other statements by such other entity as may be in general use by significant segments of the accounting profession.

          “Goodwill Amount” means, as of the date of determination of the Net Worth, if such Net Worth has been reduced as a result of (a) any write-offs of goodwill attributable to any assets of the Company or any of its Subsidiaries or (b) any loss incurred by the Company or any of its Subsidiaries in connection with Asset Sales by the Company or any of its Subsidiaries that is attributable to goodwill, an amount (but not to exceed $1,000,000,000 in the aggregate) equal to the sum of (without duplication) (i) the aggregate amount of such write-offs of goodwill attributable to such assets of the Company and its Subsidiaries plus (ii) the aggregate amount of that portion of the loss of the value of the assets sold or disposed of in connection with such Asset Sales by the Company and its Subsidiaries that constitutes goodwill.

          “Governmental Authority” means any nation or government, any federal, state, local or other political subdivision thereof and any central bank thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          “Hazardous Material” means:

(a) any “hazardous substance”, as defined by CERCLA;

(b) any “hazardous waste”, as defined by the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from time to time;

(c) any petroleum product; or

          (d)          any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

          “Indebtedness” of any Person means, without duplication, the consolidated Indebtedness for Borrowed Money of such Person and guaranties of indebtedness of others provided by such Person, all as determined in accordance with GAAP consistent with the accounting principles applied in the preparation of the financial statements referred to in Section 6.05(a).

          “Indebtedness for Borrowed Money” of any Person means, without duplication,

          (a)          all indebtedness for such Person for borrowed money, excluding all indebtedness or obligations of the Company arising under the Premium Equity Participating Security Units, whether or not treated as indebtedness under GAAP; provided, however, that on and after August 16, 2002, all indebtedness of the Company arising under the PEPS Senior Deferrable Notes shall be included in the definition of “Indebtedness for Borrowed Money”;

          (b)          all obligations of such Person issued or assumed as the deferred purchase price of property or services other than bank overdrafts and trade accounts payable arising in the ordinary course of business consistent with past practices;

          (c)          all obligations of such Person evidenced by notes, bonds, debentures, commercial paper or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

          (d)          all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or creditor under such agreement in the event of default are limited to repossession or sale of such property);

(e) all rental obligations of such Person under leases capitalized under GAAP as disclosed in the financial statements delivered pursuant to Section 8.09; and

          (f)          all indebtedness of such Person or of others referred to in paragraphs (a) through (e) secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.

           “Indemnified Party” has the meaning specified in Section 12.05(a).

“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency,

liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case (a) and (b) undertaken under U.S. Federal, State or foreign law, including the Bankruptcy Code of the United States of America, as amended.

          “Interest Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees, charges and related expenses of the Company and its Subsidiaries, determined on a consolidated basis, in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, net of any interest income relating to the obligations giving rise to such interest expense, and (b) the portion of rent expense of the Company and its Subsidiaries, determined on a consolidated basis, with respect to such period under capital leases that is treated as interest in accordance with GAAP, net of any rental or interest income relating to the obligations giving rise to such rent expense.

          “Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) EBITDA for the Measurement Period ending on such date to (b) Interest Charges for the Measurement Period ending on such date.

          “Interest Payment Date” means (a) with respect to any Offshore Rate Loan, the last day of each Interest Period applicable to such Offshore Rate Loan, each date such Loan is repaid, prepaid, Continued or Converted, and the Termination Date, and, with respect to any Interest Period of six months’ duration, the date which falls three months after the beginning of such Interest Period, (b) with respect to any Reference Rate Loan, the last Business Day of each calendar quarter, each date such Reference Rate Loan is Converted into an Offshore Rate Loan, and the Termination Date, (c) with respect to any Bid Loan, the maturity date or dates specified by the Company in the relevant Competitive Bid Request, and (d) with respect to any Swing Line Loan that is not a Reference Rate Loan, the Business Day agreed upon by the Company and the Swing Line Lender or, if sooner, the Termination Date.

          “Interest Period” means, as to any Offshore Rate Loan, the period commencing on the Business Day such Offshore Rate Loan is disbursed, Continued or Converted into such Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided, that:

          (a)          in the case of the Continuation of an Offshore Rate Loan pursuant to Section 2.11, the Interest Period applicable after the Continuation of such Loan shall commence on the last day of the preceding Interest Period;

          (b)          if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

          (c)          any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(d) no Interest Period for any Offshore Rate Loan shall extend beyond the Termination Date.

           “Investments” means all investments, whether by acquisition of stock or indebtedness, or by loan, advance, transfer of property, capital contribution or otherwise.

          “Investments in Unrestricted Subsidiaries” means Investments made by the Company or by any Restricted Subsidiary in Unrestricted Subsidiaries, net of Investments made by Unrestricted Subsidiaries in the Company or any Restricted Subsidiary.  If any corporation which becomes a Restricted Subsidiary after the date of this Agreement shall, at the time it becomes a Restricted Subsidiary, have any Investments in an Unrestricted Subsidiary, such Investments shall be deemed to be Investments made by the Company in such Unrestricted Subsidiary at the time such corporation becomes a Restricted Subsidiary, in the amount at which such Investments are then carried on the books of such corporation.  If any corporation shall become an Unrestricted Subsidiary after the date of this Agreement, the Investments of the Company and its Restricted Subsidiaries in such corporation shall be deemed to be Investments made at the time such corporation becomes an Unrestricted Subsidiary, in the amount at which such Investments are then carried on the books of the Company and its Restricted Subsidiaries.

          “Issuance Date” has the meaning specified in Section 3.01(a).

          “Issue” means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms “Issued,” “Issuing” and “Issuance” have corresponding meanings.

          “Issuing Bank” means, individually, any one of the following, as the case may be: (a) Bank of America; or (b) any other Person that becomes an issuer of one or more Letters of Credit in accordance with Section 3.12; each of the foregoing Persons in its capacity as issuer of one or more Letters of Credit hereunder (and all of them collectively referred to as the “Issuing Banks”).  Specific references to the Issuing Bank shall exclude the Issuing Bank in its capacity as a Lender hereunder.

          “Lender” has the meaning specified in the introduction to this Agreement and includes each Lender listed on the signature pages hereof and each Assignee.  References to the “Lenders” shall include Bank of America in its capacity as an Issuing Bank and any other Person appointed as an Issuing Bank in its capacity as an Issuing Bank, and shall include Bank of America in its capacity as the Swing Line Lender.

          “Lending Office” means, with respect to any Lender, (a) in the case of a Committed Loan or Term Loan, the office or offices of such Lender specified as its “Domestic Lending Office” or “Offshore Rate Lending Office”, as the case may be, opposite its name on Schedule 1.01(b) or in the applicable Notice of Assignment, or such other office or offices of such Lender as such Lender may from time to time specify to the Company and the Agent, (b) in the case of a

Bid Loan, the office of such Lender notified by such Lender to the Company as its Lending Office with respect to such Bid Loan or, if such Lender fails to so notify the Company, such Lender’s Domestic Lending Office, and (c) in the case of a Swing Line Loan, the office or offices of the Swing Line Lender specified opposite its name on Schedule 1.01(b) or such other office or offices of the Swing Line Lender as the Swing Line Lender may from time to time specify to the Company and the Agent.

          “Letter of Credit” means any letter of credit issued by the Issuing Bank pursuant to Article 3 and any Existing Letters of Credit.

          “Leverage Ratio” means, as of any date of determination, a quotient, expressed as a percentage, the numerator of which shall be the aggregate amount of all Total Debt of the Company and its Subsidiaries on a consolidated basis as of such date and the denominator of which shall be the sum of (a) Adjusted Net Worth of the Company and its Subsidiaries on a consolidated basis as of such date plus (b) the aggregate amount of all Total Debt of the Company and its Subsidiaries on a consolidated basis as of such date.

          “L/C Advance” means each Lender’s participation in any L/C Borrowing in accordance with its Commitment Percentage.

          “L/C Amendment Application” means an application form for amendment of outstanding standby letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          “L/C Application” means an application form for issuances of standby letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made.

          “L/C Commitment” means the commitment of the Issuing Banks severally to Issue Letters of Credit pursuant to, and the commitment of the Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under, Article 3, in an aggregate amount not to exceed on any date the amount of $750,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.06.  The L/C Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

          “L/C Obligations” means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all  Letters of Credit, including all outstanding L/C Borrowings made on account of Letters of Credit.

          “L/C-Related Documents” means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank’s standard-form documents for Letter of Credit Issuances.

          “Lien” means any mortgage, security interest, pledge or lien.

          “Loan” means a loan by a Lender to the Company pursuant to Article 2 or Article 3 in the form of a Committed Loan, a Bid Loan, a Term Loan, a Swing Line Loan, or an L/C Advance.

          “Loan Documents” means this Agreement, the Subsidiary Guaranty (Multi-Year Revolving Credit Facility), the Contribution Agreement (Multi-Year Revolving Credit Facility), the L/C Related Documents, and any promissory note issued pursuant hereto.

          “Loan Parties” means, collectively, the Company and each other Person (other than the Agent and the Lenders) who is a party to a Loan Document.

          “Majority Lenders” means, at any time, (a) for the Class of Lenders having Committed Loan Exposure, Lenders having or holding 51% or more of the aggregate Committed Loan Exposure of all Lenders and (b) for the Class of Lenders having Term Loan Exposure, Lenders having or holding 51% or more of the sum of the aggregate Term Loan Exposure of all Lenders;  provided, however, that the Commitment of, and the portion of the Committed Loan Exposure and the Term Loan Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders.  For purposes of determining whether the Majority Lenders have approved any amendment, waiver or consent or taken any other action hereunder, the Equivalent Amount in Dollars of all unpaid Offshore Currency Loans shall be calculated on the date such amendment, waiver or consent is to become effective or such action is to be taken and the Dollar Equivalent Amount of any Bid Loans shall not be included.

          “Material Adverse Effect” means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Company and its Subsidiaries taken as a whole or (b) the legality, validity or enforceability of any Loan Document or Merger Document.

          “Measurement Period” means a period consisting of four consecutive fiscal quarters of the Company and ending on the last day of the most recently completed fiscal quarter of the Company.

          “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of July 16, 2000, by and among the Company, Offeror, and Target.

          “Merger Documents” means the Merger Agreement and all related documents.

          “Moody’s” means Moody’s Investors Services, Inc. or any successor to the rating agency business thereof.

          “Net Cash Payments” means, with respect to all asbestos-related liabilities and/or related defense costs of the Company and/or any of its Subsidiaries, the aggregate cash payments made by the Company or any of its Subsidiaries after December 28, 2002 relating to or to satisfy such liabilities and/or related defense costs, less any insurance or other proceeds received in cash by the Company or any of its Subsidiaries from any

Persons other than the Company or any of its Affiliates after December 28, 2002 as reimbursement or indemnification with respect to such liabilities and/or costs.

          “Net Proceeds” means, in respect of any Asset Sales by the Company or any of its Subsidiaries, the proceeds in cash received by the Company or any of its Subsidiaries with respect to or on account of such Asset Sales, net of:  (a) the direct costs of such Asset Sales then payable by the recipient of such proceeds, (b) sales, use, income and other taxes paid or payable by such recipient as a result thereof, (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the properties subject to such disposition; and (d) without duplication in respect of clause (c) above, the amounts required to be applied to repay any indebtedness and prepayment penalties and fees in connection with or with respect to the Unisource Receivables Transactions, in the case of any sale or disposition of more than 50% of the capital stock or other ownership interest of Unisource or Unisource Parent, as the case may be.

          “Net Tangible Assets” means, at any date, the aggregate amount of assets, including the amount of any receivables or other accounts of the Company and its Subsidiaries sold in connection with any receivables sale transaction (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities, (b) any item representing Investments in Unrestricted Subsidiaries and (c) all goodwill, trade names, trademarks, patents, unamortized debt discount and expenses and other like intangibles, all of the foregoing as set forth on the then most recent consolidated balance sheet of the Company and its Subsidiaries and computed in accordance with GAAP.

          “Net Worth” means, at any date, the excess of Total Assets at such date over Total Liabilities at such date.

          “1999 Credit Agreement” has the meaning specified in the first recital of this Agreement.

          “1999 NAT Credit Agreement” means the Credit Agreement dated as of July 22, 1999 among North American Timber Corp., the lenders party thereto, Bank of America, N.A., as administrative agent thereunder, and the documentation agent and co-syndication agents party thereto.

          “Notice of Assignment” has the meaning specified in Section 12.08(b).

          “Notice of Borrowing” has the meaning specified in Section 2.02(a).

          “Notice of Conversion/Continuation” has the meaning specified in Section 2.11(b).

          “Obligations” means all Loans, L/C Obligations and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owing by the Company, or any other Loan Party to any Lender, the Issuing Banks, the Swing Line Lender, the Agent, any Affiliate of any Lender, the Swing Line Lender or the Agent, or any Indemnified Party, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, but in each case only as arising under or in connection with this Agreement or under or in connection with any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.  The term “Obligations” (i) includes all interest, charges, expenses, fees, attorneys’ fees and disbursements and any other sum chargeable to the Company, or any other Loan Party under or in connection with this Agreement or any other Loan Document and (ii) shall not be deemed to be paid in full at any time any Letter of Credit remains outstanding.

          “OCI Pension Adjustment Amount” means, for any fiscal year of the Company, with respect to the Company’s pension Plans, that portion of other comprehensive income related to minimum pension liability adjustments for such fiscal year

          “Offeror” has the meaning given in the recitals to this Agreement.

          “Offshore Currency” means at any time Pounds Sterling, the euro and any additional currency permitted in accordance with Section 2.02(e).

          “Offshore Currency Loan” means any Offshore Rate Loan denominated in an Offshore Currency.

          “Offshore Currency Loan Sublimit” means, as to all Offshore Currencies in the aggregate, $500,000,000.

          “Offshore Rate” means for any Interest Period:

          (a)          the rate per annum equal to the rate determined by the Agent to be the offered rate that appears on the page of the Telerate screen that displays an average British Bankers Association Interest Settlement Rate for deposits in the applicable currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (b)          in the event the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in the applicable currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (c)          in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in the applicable currency for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Offshore Rate Loan being made, Continued or Converted by the Agent (or its Affiliate) in its capacity as a Lender and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

          The determination of the Offshore Rate by the Agent shall be conclusive in the absence of manifest error.

          “Offshore Rate Loan” means (a) a Committed Loan bearing interest based on the Offshore Rate, which may be denominated in Dollars or an Offshore Currency or (b) a Term Loan bearing interest based on the Offshore Rate, which shall be denominated in Dollars.  Offshore Rate Loans (other than Term Loans) include Offshore Currency Loans.

          “Other Taxes” has the meaning specified in Section 4.05(b).

          “Participant” has the meaning specified in Section 12.08(d).

          “Participating Member State” means each country which from time to time becomes a Participating Member State as described in EMU Legislation.

          “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

          “Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Company or any corporation, trade, or business that is, along with the Company, a member of its Controlled Group, may have liability, including a reasonable possibility of liability due to having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

          “PEPS Senior Deferrable Notes” means, collectively, the senior deferrable notes issued in connection with the Premium Equity Participating Security Units.”

          “Permitted Liens” means the Liens permitted or required by Section 9.01.

          “Permitted Swap Obligations” means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a “market view”.

          “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          “Plan” means each Pension Plan or Welfare Plan, and any other employee benefit plan (within the meaning of Section 3(3) of ERISA) sponsored or maintained by the Company or any Subsidiary of the Company.

          “Portfolio Interest Exemption Certificate” has the meaning specified in Section 4.05(f)(i)(B).

          “Post-Acquisition Rating Date” means the date on which a final determination of the Company’s Debt Rating is made by both Moody’s and S&P after giving effect to the Fort James Acquisition.

          “Pounds Sterling” means the lawful currency of the United Kingdom.

          “Premium Equity Participating Security Units” means the 17,250,000 7.50% Premium Equity Participating Security Units (PEPS Units) issued by the Company in July 1999 for $862,500,000.

          “Principal Property” means any mill, manufacturing plant, manufacturing facility or timberlands, owned by the Company and/or one or more Restricted Subsidiaries and located within the continental United States of America; provided, however, that the term “Principal Property” shall not include (a) any such mill, plant, facility or timberlands or portion thereof (i) which is financed by obligations issued by a State, a Territory or a possession of the United States of America or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is excludable from gross income of the holders thereof pursuant to the provisions of Section 103(a)(1) (but only if by reason of Section 103(b)(4)(E) or (F)) of the Internal Revenue Code of 1954, as in effect at the time of the issuance of such obligations, or (ii) which in the opinion of the Company’s Board of Directors is not of material importance to the total business conducted by the Company and the Restricted Subsidiaries, considered as a whole; or (b) any timberlands designated by the Company’s Board of Directors as being held primarily for development and/or sale rather than for the production of timber; or (c) any minerals or mineral rights.

          “Principal Subsidiary” means each of the following: each of the Persons identified on Schedule 1.01(d) so long as such Person remains a Subsidiary of the Company; any Subsidiary of the Company designated by the Company as a “Principal Subsidiary”; and any other Subsidiary of the Company having assets constituting at least 10% of the Total Assets.

          “Procurement Business” means the function, process and operation of obtaining services, equipment, tooling, raw materials, supplies and any other asset necessary to maintain, continue and expand the manufacturing operations of the Company and its Subsidiaries.

          “Pro Rata Share” means, with respect to each Lender as of any date of determination, the percentage equivalent (rounded, if necessary to the ninth decimal place) at such time of the aggregate Effective Amount of all the Committed Loans then held by such Lender divided by the Effective Amount of the aggregate Committed Loans then held by all Lenders.

          “Receivables and Related Assets” means accounts receivable, instruments, chattel paper, obligations, general intangibles and other similar assets, including interests in merchandise or goods, the sale or lease of which give rise to the foregoing, related contractual rights, guarantees, insurance proceeds, collections, other related assets and proceeds of all the foregoing.

          “Receivables Program” means, with respect to any Person, any accounts receivable securitization or commercial paper program pursuant to which such Person pledges, sells or otherwise transfers or encumbers its accounts receivable, including a trust, limited liability company, special purpose entity or other similar entity.

          “Reference Rate” has the meaning specified in the definition of Adjusted Reference Rate.

          “Reference Rate Loan” means any Loan that bears interest at a rate determined with reference to the Adjusted Reference Rate.

          “Release” means a “release”, as such term is defined in CERCLA.

          “Replacement Lender” has the meaning specified in Section 5.09.

          “Required Lenders” means, as of any date of determination, Lenders having or holding in the aggregate 51% or more of the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Committed Loan Exposure of all Lenders; provided, however, that the Commitment of, and the portion of the Term Loan Exposure and Committed Loan Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.  For purposes of determining whether the Required Lenders have approved any amendment, waiver or consent or taken any other action hereunder, the Equivalent Amount in Dollars of all unpaid Offshore Currency Loans shall be calculated on the date such amendment, waiver or consent is to become effective or such action is to be taken and the Dollar Equivalent Amount of any Bid Loans shall not be included.

          “Required Net Worth” means, at any date, an amount equal to (a) an amount equal to the sum of (i) 80% of the Net Worth as at the Closing Date based upon the pro forma balance sheet of the Company delivered pursuant to Section 7.01(j), plus (ii) 50% of quarterly net income (with no deduction for net losses) for the fiscal quarter of the Company ending after the Closing Date and each fiscal quarter of the Company thereafter plus (iii) 100% of the net proceeds to the Company of new capital stock or other equity interests issued by the Company or any Restricted Subsidiary after the Closing Date less (b) the Timber Adjustment Amount.

          “Requirement of Law” means, as to any Person, the charter and by-laws or other organization or governing documents of such Person, and any law, rule or regulation including the requirements of Environmental Laws and ERISA, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations T, U and X of the Federal Reserve Board or any order, decree or other determination of an arbitrator or a court or other Governmental Authority applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          “Responsible Officer” means, with respect to any Person, the Chief Executive Officer, the President, any Vice-Chairman or any of the Vice Presidents or the Treasurer of such Person or, with respect to financial matters, the Chief Financial Officer, the Executive Vice President-Finance and Chief Financial Officer or the Vice President and Treasurer of such Person.

          “Restricted Subsidiary” means the Offeror and any Subsidiary of the Company (a) substantially all of the property of which is located within the continental United States of America and (b) which itself, or together with the Company and/or one or more other Restricted Subsidiaries, owns a Principal Property.

          “Sale-Leaseback Transaction” has the meaning specified in Section 9.02.

          “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Offshore Currency, same day or other funds as may be determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

          “Second Reduction Amount” has the meaning specified in Section 2.06(b)(ii).

          “Senior Bridge Facility” means the Credit Agreement, dated as of August 16, 2002, as amended from time to time, among the Company, each of the lenders party thereto, Bank of America, N.A., as administrative agent for such lenders, and Banc of America Securities LLC and Goldman Sachs Credit Partners L.P., as co-syndication agents.

          “Senior Bridge Obligations” means all loans (including, without limitation, principal and accrued interest) outstanding, and all other obligations of the Company and any of its Subsidiaries, under the Senior Bridge Facility.

          “Seventh Amendment Effective Date” means the “Effective Date” as defined in the Seventh Amendment.

          “Spot Rate” for a currency means the rate quoted by Bank of America two Business Days prior to the applicable Currency Settlement Date as the spot rate for the purchase by Bank of America of such currency with another currency through its FX Trading Office on such Currency Settlement Date.

          “Subsequent Participant” means each country that adopts the euro as its lawful currency after January 1, 1999.

          “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more Subsidiaries of such Person, or both, by such Person.

          “Subsidiary Guaranty (Multi-Year Revolving Credit Facility)” has the meaning specified in Section 7.01(c), as supplemented from time to time by a supplement in the form attached as Exhibit 8.13(a) to the Credit Agreement and executed and delivered by the Principal Subsidiary party thereto.

          “Swap Contract” means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Agent based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

          “Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.15.

          “Swing Line Borrowing” means an extension of credit hereunder consisting of one or more Swing Line Loans made to the Company on the same day by the Swing Line Lender.

          “Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

          “Swing Line Loan” has the meaning specified in Section 2.15(a).

          “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.15(b), which, if in writing, shall be substantially in the form of Exhibit 2.15(b).

          “Swing Line Sublimit” means an amount equal to the lesser of (a) $75,000,000 and (b) the Aggregate Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

          “S&P” means Standard & Poor’s or any successor to the rating agency business thereof.

          “Target” has the meaning given in the recitals to this Agreement.

          “Target EBITDA” means, for any fiscal period of the Company, the sum of the following, calculated for the Target and its Subsidiaries on a consolidated basis for the corresponding fiscal period of the Target: (a) net income (or net loss) for such period, plus (b) all amounts treated as expenses for depreciation, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary cash gains or non-recurring, non-cash items.

          “Taxes” has the meaning specified in Section 4.05(a).

          “Term Borrowing” means the extension of credit consisting of the conversion of the Committed Conversion Amount as of the Seventh Amendment Effective Date into Term Loans in accordance with the Seventh Amendment.

          “Term Loan” or “Term Loans” has the meaning specified in Section 2.01, and may be in the form of an Offshore Rate Loan or a Reference Rate Loan, each of which shall be a “type” of Term Loan.

          “Term Loan Exposure” means, with respect to any Lender as of any date of determination the aggregate Effective Amount of all the Term Loans of such Lender.

          “Term Loan Pro Rata Share” means, with respect to each Lender with outstanding Term Loans at any time, the percentage equivalent (rounded, if necessary to the ninth decimal place) at such time of the Term Loan Exposure of such Lender divided by the aggregate Term Loan Exposure of all Lenders.

          “Termination Date” means the date which is five years after the Closing Date.

          “Third Reduction Amount” has the meaning specified in Section 2.06(b)(iii).

          “Threshold Amount” has the meaning specified in Section 2.14(a).

          “Timber Adjustment Amount” means $329,000,000, which represents the amount of adjustments to the Company’s Net Worth resulting from the redemption of the stock of the Company’s timber company and the separation and transfer of the Company’s timber business, all of which occurred in the fourth fiscal quarter of the Company in year 2001.

          “Timber Disposition Bridge Facility” means the Credit Agreement (Timber Disposition Bridge Facility), dated as of the date hereof, by and among North American Timber Corp., certain Lenders, and Bank of America as the agent for such Lenders.

          “Timber Note Monetizations” means commercial paper programs and other notes payable (established during 1997 through 2000) of the Company or any of its Subsidiaries with an aggregate principal amount of approximately $660 million used to monetize approximately $718 million of notes receivable received by the Company or any of its Subsidiaries in connection with (a) two sales of timberlands located in California by the Company or any of its Subsidiaries and (b) one sale of timberlands located in Maine by the Company or any of its Subsidiaries.

          “Timber Note Receivable” means a note receivable of the Company or any of its Subsidiaries that is subject to a Timber Note Monetization.

          “Total Assets” means, at any date, without duplication, the total consolidated assets of the Company and its Subsidiaries, as determined in accordance with GAAP.

          “Total Debt” of any Person means, all of the following, whether or not treated as indebtedness under GAAP:  (a) all indebtedness payable within one year from the date of the creation thereof; (b) all indebtedness payable more than one year from the date of the creation thereof; and (c) with respect to all indebtedness payable more than one year from the date of creation thereof, the portions of such indebtedness that are currently payable.

          The following shall be excluded from the definition of “Total Debt”: (i) all indebtedness arising under bank overdrafts; (ii) all indebtedness or obligations of the Company arising under the Premium Equity Participating Security Units; provided, however, that on and after August 16, 2002, all indebtedness of the Company arising under the PEPS Senior Deferrable Notes shall be included in the definition of Total “Debt”; (iii) up to $175,000,000 of the aggregate outstanding indebtedness or obligations of the Company and its Subsidiaries arising under all Unisource Lease Financings; provided, however, that, if a material default or material event of default shall occur under a sublease agreement which generates rental income that is applied by the Company or any of its Subsidiaries as an offset of the payments made on account of the indebtedness or obligations of the Company or any of its Subsidiaries arising under the related Unisource Lease Financing and if such material default or material event of default shall not have been cured within the applicable cure period provided in such sublease agreement, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under such sublease agreement related to such Unisource Lease Financing shall be included in succeeding calculations of “Total Debt”; and (iv) all indebtedness or obligations of the Company and its Subsidiaries arising under the Timber Note Monetizations; provided, however, that, if a material default or material event of default shall occur under any Timber Note Receivable the payments under which are applied as an offset of the payments made on account of such indebtedness or obligations arising under the related Timber Note Monetization and if such material default or material event of default (x) shall not have been cured within the applicable cure period provided in such Timber Note Receivable and (y) could reasonably be expected to result in any of the Timber Note Monetizations not being fully supported by credit or collateral of any Persons other than the Company and its Affiliates, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under such Timber Note Receivable shall be included in succeeding calculations of “Total Debt”.

          “Total Liabilities” means, at any date, without duplication, the total consolidated liabilities of the Company and its Subsidiaries, determined in accordance with GAAP.

          “Unisource” means Unisource Worldwide, Inc., a Delaware corporation.

          “Unisource Lease Financing” means a financing lease arrangement pursuant to which the Company transferred to, and then leased back from, a Person or Persons who were not Affiliates of the Company a warehouse facility used and formerly owned by Unisource and then subleased such warehouse facility to Unisource, and which arrangement the Company entered into in connection with the Company’s sale of a 60% equity interest in Unisource Parent to an affiliate of Bain Capital Partners, LLC.

          “Unisource Parent” means a Subsidiary of the Company which directly owns 100% of the capital stock of Unisource as a result of the transaction described in Section 9.04(g).

          “Unisource Receivables Transactions” shall mean the transactions evidenced by the following: (i) Receivables Sale Agreement, dated October 1, 1997, as amended, among Portfolio Receivables LLC, Unisource Worldwide, Inc., Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce, (ii) Receivables Sale Agreement, dated October 1, 1997, as amended, among Portfolio Receivables LLC, Unisource Worldwide, Inc., Canadian Imperial Bank of Commerce, as Purchaser, and Canadian Imperial Bank of Commerce, as Servicing Agent, and (iii) Receivables Purchase Agreement and Guaranty, dated as of September 4, 1992, as amended, among Unisource Canada, Inc., The Trust Company Bank of Montreal, Georgia-Pacific Corporation, and BMO Nesbitt Burns Inc.

          “Unrestricted Subsidiary” means any Subsidiary of the Company other than a Restricted Subsidiary.

          “Value” means, with respect to a Sale-Leaseback Transaction, as of any particular time, the amount equal to the greater of (a) the net proceeds of the sale or transfer of the property leased pursuant to such Sale-Leaseback Transaction or (b) the fair value in the opinion of the Board of Directors of the Company of such property at the time of entering into such Sale-Leaseback Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

          “Welfare Plan” means a “welfare plan”, as such term is defined in Section (3)(1) of ERISA.

          1.02         Computation of Time Periods.  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

          1.03         Accounting Matters.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial statements referred to in Sections 8.09(a) and (b) shall be prepared in accordance with GAAP; provided, however, that all computations determining compliance with Article 9 shall use accounting principles consistent with those applied in the preparation of the financial statements of the Company referred to in Section 6.05(a).  The parties hereto agree that to the extent that any change in GAAP affects the calculation of the financial covenant contained herein, the Agent (at the direction of the Required

Lenders) and the Company shall negotiate in good faith to amend such financial covenant to account for such changes in GAAP.

          1.04         Certain Terms.

          The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, and not to any particular Article, Section, paragraph or clause in this Agreement. The word “including” when used herein is not intended to be exclusive and means “including, without limitation.”  References herein to an Article, Section, paragraph or clause shall refer to the appropriate Article, Section, paragraph or clause in this Agreement.

          Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          1.05         Currency Equivalents Generally.  The Agent shall determine the Equivalent Amount in Dollars of Extensions of Credit and Loans denominated in Offshore Currencies as of each Currency Settlement Date applicable thereto.  Except for purposes of financial statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency for purposes of the Loan Documents shall be such Equivalent Amount in Dollars as so determined by the Agent.

ARTICLE 2
AMOUNTS AND TERMS OF THE LOANS

          2.01         Committed Loans.  Each Lender having a Commitment hereunder severally agrees, on the terms and subject to the conditions hereinafter set forth, to make one or more Committed Loans to the Company in Dollars or any Offshore Currency from time to time on any Business Day during the period commencing on the Closing Date and ending on the Business Day next preceding the Termination Date (each such loan, a “Committed Loan”), in an aggregate Equivalent Amount in Dollars at any time outstanding which does not exceed such Lender’s Commitment; provided, however, that after giving effect to any Borrowing of Committed Loans, (i) the Effective Amount of all Committed Loans, L/C Obligations, Swing Line Loans and Bid Loans shall not at any time exceed the Aggregate Commitments, and (ii) after giving effect to any Borrowing of Offshore Currency Loans, the aggregate principal Equivalent Amount in Dollars of all outstanding Offshore Currency Loans shall not exceed the Offshore Currency Loan Sublimit.  Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Company may borrow Committed Loans under this Section 2.01, prepay such Loans under Section 2.08 and reborrow under this Section 2.01.

          On the Committed Conversion Date, each Lender’s share of the Committed Conversion Amount, which share shall be determined based on such Lender’s Commitment Percentage (expressed in the Applicable Currency) thereof in effect on the Seventh Amendment Effective Date, shall be automatically converted into a term loan (each a “Term Loan” and, collectively, the “Term Loans”) and each such Term Loan shall be deemed made by such Lender severally to the Company for purposes of this Agreement.  After giving immediate effect to such conversion, the amount of the Term Loan of each Lender shall be as set forth in Schedule 2.01.  The Term Loans are not revolving and any amount repaid or prepaid in respect thereof may not be reborrowed.  Any Term Loan that is an Offshore Rate Loan bearing interest at the Offshore Rate shall be denominated in Dollars.

          Any Committed Loans outstanding not converted into Term Loans shall continue to be Committed Loans.

          2.02         Procedure for Committed Borrowings.

          (a)          Each Committed Borrowing shall be made on notice, delivered by the Company to the Agent not later than (x) 12:00 noon (New York City time) (in the case of such Loans denominated in Dollars) and (y) 11:00 a.m. (New York City time) (in the case of such Loans denominated in any Offshore Currency) at least (i) four Business Days prior to the date of such proposed Borrowing, in the case of Offshore Rate Loans, and (ii) on the day of such proposed Borrowing, in the case of Reference Rate Loans.  Each such notice of a Committed Borrowing (a “Notice of Borrowing”) shall be irrevocable and shall be delivered by facsimile, in substantially the form of Exhibit 2.02(a), specifying therein:

(i) the date of such Borrowing, which shall be a Business Day;

               (ii)         the amount of such Borrowing which, (A) in the case of a Borrowing of Offshore Rate Loans denominated in Dollars, shall be in the amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof, (B) in the case of a Borrowing of Offshore Currency Loans, shall be in the amount of the lesser of (1) the Equivalent Amount of $20,000,000 and (2) 20,000,000 units of Offshore Currency, and (C), in the case of a Borrowing of Reference Rate Loans, shall be in the amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof and shall not, in any case, exceed the Aggregate Commitments on the date such Borrowing is made (after giving effect to each payment and prepayment made on such date);

(iii) whether such Borrowing is of Offshore Rate Loans or Reference Rate Loans;

(iv) in the case of a Borrowing of Offshore Currency Loans, the Applicable Currency; and

(v) if such Borrowing is of Offshore Rate Loans, the duration of the initial Interest Period or Interest Periods applicable to such Loans.

If the Notice of Borrowing shall fail to specify the duration of the initial Interest Period for any Offshore Rate Loans, such Interest Period shall be one month.

          (b)          Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Lender thereof and of the amount of such Lender’s share of such Borrowing determined on the basis of such Lender’s Commitment Percentage (expressed in the Applicable Currency of the Borrowing).  In the case of a Borrowing of Offshore Currency Loans, the Agent will, upon the determination of the Equivalent Amount of the Borrowing as specified in the Notice of Borrowing, promptly notify each Lender of the exact amount of such Lender’s Commitment Percentage of the Borrowing and the applicable Spot Rate used by the Agent to determine the Equivalent Amount.  Each Lender shall make available to the Agent the amount of its ratable share of such Borrowing in the manner and at the time set forth in Section 4.04(a).

          (c)          Unless any applicable condition specified in Article 7 has not been satisfied or waived, the Agent will make the funds received from the Lenders promptly available to the Company by crediting the account of the Company on the books of Bank of America, or such other account as shall have been specified by the Company, with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

          (d)          After giving effect to any Borrowing, there shall not be more than ten different Interest Periods in effect in respect of all Offshore Rate Loans (other than Swing Line Loans and Bid Loans) then outstanding.

          (e)          The Company may from time to time request Committed Loans in currencies other than those listed in the definition of Offshore Currency so long as such currency is freely traded in the offshore interbank foreign exchange markets and freely transferable and freely convertible into Dollars.  The Company shall request any such additional currency by notice to the Agent (who shall promptly notify each Lender) not later than 11:00 a.m. (New York City time) ten Business Days prior to such proposed Extension of Credit.  Each Lender shall notify the Agent (who shall promptly notify the Company) whether it can, in its sole discretion, make an Extension of Credit in such requested currency.  If all Lenders consent to such currency, such currency shall thereafter be deemed for all purposes an Offshore Currency hereunder available for Extensions of Credit.

          (f)          Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to (i) the liabilities for indebtedness of the Company to the Lenders under or pursuant to this Agreement or (ii) the Lenders’ Commitments, any reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency of a Subsequent Participant to be paid to or by the Agent shall immediately, upon it becoming a Subsequent Participant, be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Agent may specify.

          (g)          The Agent may from time to time further modify the terms of, and practices contemplated by, this Agreement (other than in connection with any amendment, supplement or other modification with respect to any action or other matter referred to in Sections 12.02(a) through 12.02(f)) with respect to the euro to the extent the  Agent determines, in its reasonable discretion, that such modifications are necessary or convenient to reflect new laws, regulations, customs or practices developed in connection with the euro.  The Agent may effect such modifications, and this Agreement shall be deemed so amended, without the consent of the Company or Lenders to the extent such modifications are not materially disadvantageous to the Company and Lenders, upon notice thereto.  Unless made impracticable by a change in law, the Agent will give prior written notice to the Lenders of any such modification.

          2.03         Bid Borrowings.

          In addition to Committed Borrowings pursuant to Section 2.01, each Lender severally agrees that the Company may, as set forth in Section 2.04, from time to time on any Business Day during the period commencing on the Closing Date and ending on the Business Day next preceding the Termination Date request the Lenders to submit offers to make Bid Loans in Dollars to the Company; provided, however, that the Lenders may, but shall have no obligation to, submit such offers and the Company may, but shall have no obligation to, accept any such offers; and provided, further, that after giving effect to any Bid Borrowing, the Effective Amount of all Committed Loans, L/C Obligations, Swing Line Loans and Bid Loans shall not at any time exceed the Aggregate Commitment.

          2.04         Procedure for Bid Borrowings.

          (a)          The Company may request a Bid Borrowing hereunder by delivering to the Agent by facsimile not later than 11:00 a.m. (New York City time) at least (i) four Business Days prior to the date of the proposed Borrowing, in the case of a request for Base Rate Bid Loans, and (ii) two Business Days (or, in the event the Company desires that Competitive Bids be furnished on the date of the proposed Bid Borrowing, one Business Day) prior to the date of the proposed Bid Borrowing in the case of a request for Fixed Rate Bid Loans, a solicitation for Bid Loans (a “Competitive Bid Request”), in substantially the form of Exhibit 2.04(a) specifying therein:

(i) the date of such Bid Borrowing, which shall be a Business Day;

               (ii)         the aggregate amount of such Bid Borrowing, which shall be a minimum amount of $10,000,000 or integral multiples of $5,000,000 in excess thereof and shall not exceed the Available Commitments on the date such proposed Borrowing is made (after giving effect to each payment and prepayment made on such date);

               (iii)        the maturity date or dates for the partial or complete repayment of each Bid Loan to be made as part of such Bid Borrowing (none of which shall occur after the Termination Date) and, in the case of each partial repayment, the amount thereof;

               (iv)        whether the Bid Loans requested are Base Rate Bid Loans or Fixed Rate Bid Loans and, in the case of Base Rate Bid Loans, the basis of calculation of such interest rate (the “Base Rate”) to be used by the Lenders in determining the rate or rates of interest to be offered by them; and

(v) any other terms to be applicable to such Bid Borrowing (including the extent to which terms similar to Section 4.05 shall be applicable to such Bid Borrowing).

The Agent shall promptly notify each Lender of its receipt of a Competitive Bid Request by sending such Lender by facsimile a copy of such Competitive Bid Request.

          (b)          Each Lender may, in response to a Competitive Bid Request, at its option, irrevocably submit a Competitive Bid containing an offer to make one or more Bid Loans at a rate or rates of interest specified by such Lender in its sole discretion.  Each Competitive Bid must be submitted to the Company before 10:00 a.m. (New York City time) (A) three Business Days prior to the date of the proposed Bid Borrowing, in the case of a request for Base Rate Bid Loans, and (B) one Business Day prior to the date of the proposed Bid Borrowing (or, in the event the Company desires that Competitive Bids be furnished on the date of the proposed Bid Borrowing, on the date of such proposed Borrowing), in the case of a request for Fixed Rate Bid Loans.

(i) Each Competitive Bid (which shall be by telephone, promptly confirmed in writing) shall specify:

(A) the minimum amount of each Bid Loan for which such Competitive Bid is being made (which shall be at least $5,000,000) and the maximum amount thereof (which may exceed such Lender’s Commitment);

              (B) the rate or rates of interest per annum offered for each Bid Loan, which, in the case of a Base Rate Bid Loan, shall be expressed as a margin to be added to, or subtracted from, the Base Rate specified by the Company in its Bid Request; and

(C) the applicable Lending Office of the quoting Lender.

(ii) Any Competitive Bid may be disregarded if it:

(A) does not specify all of the information required by Section 2.04(b)(ii);

(B) contains qualifying, conditional or similar language;

(C) proposes terms other than, or in addition to, those set forth in the applicable Competitive Bid Request; or

(D) arrives after the time set forth in Section 2.04(b)(i).

          (c)          Not later than 11:00 a.m. (New York City time) three Business Days prior to the date of the proposed Bid Borrowing, in the case of a Borrowing of Base Rate Bid Loans, and 11:00 a.m. (New York City time) one Business Day prior to the date of the proposed Bid Borrowing (or, in the event the Company desires that Competitive Bids be furnished on the date of the proposed Bid Borrowing, on the date of such proposed Borrowing), in the case of a Borrowing of Fixed Rate Bid Loans, the Company shall either

(i) cancel such Bid Borrowing by giving the Agent and the Lenders notice thereof (which notice may be given by telephone and confirmed in writing by facsimile) or

               (ii)         accept one or more of the offers made by any Lender or Lenders pursuant to Section 2.04(b), in its sole discretion, by giving notice (which notice may be given by telephone, confirmed in writing by facsimile) to such Lenders of the amount of each Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Company by such Lender for such Bid Loan pursuant to Section 2.04(b)) to be made by each such Lender as part of such Bid Borrowing, and reject any remaining offers made by giving the Lenders notice (which notice may be given by telephone, confirmed in writing by facsimile) to that effect; provided, however, that to the extent that the Company elects to accept one or more Competitive Bids submitted by Lenders for a given Interest Period, the Company shall accept such Competitive Bids on the basis of ascending interest rates; and, provided, further, that in the event the Company does not, before the time stated above, either cancel the proposed Bid Borrowing pursuant to Section 2.04(c)(i) or accept one or more of the offers pursuant to this Section 2.04(c)(ii), such Bid Borrowing shall be deemed cancelled and provided, further, that in the event the Company accepts one or more of the offers pursuant to this Section 2.04(c)(ii) but does not expressly reject the remaining offers, such offers shall be deemed rejected.  The Company shall promptly notify the Agent of the date and amount of any proposed Bid Borrowing.

          (d)          For purposes of Sections 2.01 and 2.06, each outstanding Bid Loan shall be deemed to utilize the Commitments of each Lender whether or not such Lender has made such Bid Loan, by an amount equal to such Lender’s Commitment Percentage times the amount of such Bid Loan.

          2.05         Evidence of Indebtedness.

          (a)          Each Lender, with respect to amounts payable to it hereunder, and the Agent, with respect to all amounts payable hereunder in respect of Borrowings, shall maintain on its books in accordance with its usual practice, loan accounts and control accounts, respectively, setting forth each Loan, including, in the case of each Lender having made a Bid Loan, each such Bid Loan,and in the case of the Swing Line Lender, each Swing Line Loan made by it, the applicable interest rate, and the amounts of principal, interest, and other sums paid and payable by the Company from time to time hereunder with respect thereto and the Applicable Currency (in the case of Offshore Currency Loans); provided, however, that the failure by any Lender to record, or any error in recording, any such amount on its books shall not affect the obligations of the Company with respect thereto. In the case of any dispute, action or proceeding relating to any amount payable hereunder, the entries in each such account shall be prima facie evidence of such amount, absent manifest error. In case of any discrepancy between the entries in the Agent’s books and any Lender’s books, such Lender’s books shall be considered correct in the absence of manifest error.

          (b)          Notwithstanding the foregoing, if any Lender shall so request, the obligation to repay the Committed Loans shall also be evidenced by a promissory note in the form of Exhibit 2.05(b).

          (c)          The obligation to repay a Bid Loan shall also, if so requested by the Lender making such Bid Loan in its Competitive Bid, be evidenced by a promissory note in the form of Exhibit 2.05(c).

          (d)          Notwithstanding the foregoing, if any Lender shall so request, the obligation to repay the Term Loans shall also be evidenced by a promissory note in the form of Exhibit 2.05(d).

          (e)          Notwithstanding the foregoing, if the Swing Line Lender shall so request, the obligation to repay the Swing Line Loans shall also be evidenced by a promissory note in the form of Exhibit 2.05(e).

          2.06         Optional and Mandatory Reduction of the Commitments.

          (a)          The Company shall have the right, upon at least four Business Days’ prior notice to the Agent (which notice shall be irrevocable), at any time permanently to terminate the remaining Commitments in whole or reduce ratably in part the unused portions of the Commitments of the Lenders; provided, however, that each partial reduction shall be in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof.  No reduction in the Commitments shall (i) reduce the L/C Commitment until the Aggregate Commitments are reduced to the then current amount of the L/C Commitment, after which each reduction in the Commitments shall reduce the L/C Commitment dollar for dollar, or (ii) reduce the Offshore Currency Loan Sublimit until the Aggregate Commitments are reduced to $500,000,000, after which each reduction in the Commitments shall reduce the Offshore Currency Loan Sublimit dollar for dollar, or (iii) reduce the Swing Line Sublimit until the Aggregate Commitments are reduced to the then current amount of the Swing Line Sublimit, after which each reduction in the Commitments shall reduce the Swing Line Sublimit dollar for dollar.   The Agent shall promptly notify each Lender of its receipt of any notice under this Section 2.06(a).

          (b)          Unless the then Aggregate Commitments are equal to or less than $2,500,000,000, the Aggregate Commitments shall be permanently reduced as follows:

              (i)          on December 31, 2002, by an amount (the “First Reduction Amount”) equal to $250,000,000 less the amount (if any) by which the Aggregate Commitments were automatically reduced pursuant to clause (i) in Section 2.14(c) in the calendar year 2002; provided, however, that, if on such date, the difference (if positive) between the Aggregate Commitments on such date (before giving effect to the foregoing reduction on such date) and $2,500,000,000 is less than the First Reduction Amount, then the Aggregate Commitments shall be permanently reduced on such date by the amount of such difference;

(ii) on the Seventh Amendment Effective Date, by an amount (the “Second Reduction Amount”) equal to $250,000,000; provided, however, that, if on such date, the difference (if positive) between the Aggregate Commitments on such date (before giving effect to the foregoing reduction on such date) and $2,500,000,000 is less than the Second Reduction Amount, then the Aggregate Commitments shall be permanently reduced on such date by the amount of such difference; and

              (iii)        on December 31, 2004, by an amount (the “Third Reduction Amount”) equal to $250,000,000 less the amount (if any) by which the Aggregate Commitments were automatically reduced pursuant to clause (i) in Section 2.14(c) in the calendar year 2004; provided, however, that, if on such date, the difference (if positive) between the Aggregate Commitments on such date (before giving effect to the foregoing reduction on such date) and $2,500,000,000 is less than the Third Reduction Amount, then the Aggregate Commitments shall be permanently reduced on such date by the amount of such difference.

          (c)          In addition to any other mandatory commitment reduction pursuant to this Section 2.06, the Aggregate Commitments shall be permanently reduced on the Committed Conversion Date by an amount equal to the Committed Conversion Amount.

          (d)          In addition to any other mandatory commitment reduction pursuant to this Section 2.06, the Aggregate Commitments shall be permanently reduced in accordance with Sections 2.14(c) and 2.14(d).

          (e)          Each reduction of the Aggregate Commitments pursuant to this Section 2.06 shall be applied to, and shall reduce, the Commitment of each Lender according to its Commitment Percentage.

          (f)          Once reduced in accordance with Section 2.06(b), Section 2.06(c) or Section 2.06(d), the Aggregate Commitments may not be increased.

          2.07         Repayment.

          (a)          The Company shall repay to the Agent for the account of the Lenders with a Commitment or with outstanding Committed Loans the outstanding principal amount of all Committed Loans on the Termination Date.

          (b)          The Company shall repay to each Lender which has made a Bid Loan on the maturity date of such Bid Loan (as each such maturity date shall have been specified by the Company in the applicable Competitive Bid Request pursuant to Section 2.04(a)(iii)) the unpaid principal amount of such Bid Loan then due and payable (each such amount being as specified for such date in such Competitive Bid Request pursuant to Section 2.04(a)(iii)).

          (c)          The Company shall repay to the Swing Line Lender each Swing Line Loan on the earlier to occur of (i) the date five Business Days after such Swing Line Loan is made and (ii) the Termination Date.

          (d)          The Company shall repay to the Agent for the account of the Lenders with outstanding Term Loans the outstanding principal amount of all Term Loans on the Termination Date.

          2.08        Prepayments.

          (a)          Subject to Sections 5.06(a) and 5.06(b), the Company may, upon (i) at least four Business Days’ prior notice to the Agent, in the case of a prepayment of Offshore Rate Loans, and (ii) at least one Business Day’s prior notice to the Agent, in the case of a prepayment of Reference Rate Loans, prepay, ratably the outstanding principal amount of the Committed Loans or the Term Loans, or both, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid, in the minimum principal amounts as set forth in Section 2.08(b). Such notice of prepayment shall specify (i) the date and amount of such prepayment, (ii) whether such prepayment is of Reference Rate Loans or Offshore Rate Loans, or any combination thereof, and whether such Loans constitute Committed Loans or Term Loans, and (iii) the Applicable Currency.  Such notice shall not thereafter be revocable by the Company and the Agent will promptly notify (i) in the case of Committed Loans, each Lender with an outstanding Committed Loan and of such Lender’s Pro Rata Share of such prepayment, (ii) in the case of Term Loans, each Lender with an outstanding Term Loan and of such Lender’s Term Loan Pro Rata Share of such prepayment, and (iii) in the case of Swing Line Loans, the Swing Line Lender thereof and of the amount of such prepayment.  If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 5.06.

          (b)          Each partial prepayment of Committed Loans or Term Loan shall be, (i) in the case of Offshore Rate Loans denominated in Dollars, in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof, (ii) in the case of Offshore Currency Loans, in the aggregate principal amount of the lesser of (A) the Equivalent Amount of $20,000,000 and (B) 20,000,000 units of Offshore Currency, and (C) in the case of Reference Rate Loans, in the aggregate principal amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof; provided, however, that, if the aggregate amount of Offshore Rate Loans comprised in the same Committed Borrowing would be reduced as a result of any voluntary prepayment to an amount less than $20,000,000, such Offshore Rate Loans shall automatically Convert into Reference Rate Loans on the last day of the then current Interest Period (for purposes of which any Offshore Currency Loans shall first be redenominated into Loans denominated in Dollars).

          (c)          Bid Loans may not be prepaid.

          (d)          Subject to Section 5.06(d), the Company may, upon notice to the Swing Line Lender (with a copy to the Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $1,000,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

          (e)          If a notice of prepayment is given, such notice shall be irrevocable and the principal amount stated in such notice, together with accrued interest thereon and any amount payable pursuant to Section 5.06(a), Section 5.06(b) or Section 5.06(d), shall be due and payable on the date specified in such notice.  The Agent shall promptly notify each Lender of its receipt of any notice of prepayment under this Section 2.08.

          (f)          If for any reason the aggregate principal Equivalent Amount in Dollars of all Loans (other than Term Loans) and L/C Obligations at any time exceeds the Aggregate Commitments then in effect, the Company shall immediately prepay Loans (other than Term Loans) and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.

          2.09        Interest.

          (a)          Each Reference Rate Loan (other than a Term Loan and a Swing Line Loan) shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the Adjusted Reference Rate plus (i) until the earlier of the date six months after the Closing Date or the Post-Acquisition Rating Date, 0.05%, and (ii) thereafter, the percentage set forth opposite the indicated Debt Rating under the heading “Applicable Margin Reference Rate Loans” in the pricing grid set forth below in this Section 2.09(a):

Debt Ratings Moody’s		S & P	Applicable Margin Reference Rate Loans

Baa 2 or Higher	or	BBB or Higher	0.35%
Baa 3	or	BBB-	0.55%
Ba1	or	BB+	0.825%
Ba2	or	BB	1.15%
Ba3 or Lower	or	BB- or Lower	1.40%

          (b)          Each Offshore Rate Loan (other than a Term Loan and a Swing Line Loan) shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the applicable Offshore Rate plus either (i) until the earlier of the date six months after the Closing Date or the Post-Acquisition Rating Date, 1.05%, and (ii) thereafter, the percentage set forth opposite the indicated Debt Rating under the heading “Applicable Margin Offshore Rate Loans” in the pricing grid set forth below in this Section 2.09(b):

Debt Ratings Moody’s		S & P	Applicable Margin Offshore Rate Loans

Baa 2 or Higher	or	BBB or Higher	1.350%
Baa 3	or	BBB-	1.550%
Ba1	or	BB+	1.825%
Ba2	or	BB	2.15%
Ba3 or Lower	or	BB- or Lower	2.40%

          (c)          Each Term Loan consisting of a Reference Rate Loan shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the Adjusted Reference Rate plus the percentage set forth opposite the indicated Debt Rating under the heading “Applicable Margin Reference Rate Loans” in the pricing grid set forth below in this Section 2.09(c):

Debt Ratings Moody’s		S & P	Applicable Margin Reference Rate Loans

Baa 2 or Higher	or	BBB or Higher	0.55%
Baa 3	or	BBB-	0.85%
Ba1	or	BB+	1.225%
Ba2	or	BB	1.65%
Ba3 or Lower	or	BB- or Lower	1.90%

          (d)          Each Term Loan consisting of an Offshore Rate Loan shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the applicable Offshore Rate plus the percentage set forth opposite the indicated Debt Rating under the heading “Applicable Margin Offshore Rate Loans” in the pricing grid set forth below in this Section 2.09(d):

Debt Ratings Moody’s		S & P	Applicable Margin Offshore Rate Loans

Baa 2 or Higher	or	BBB or Higher	1.550%
Baa 3	or	BBB-	1.850%
Ba1	or	BB+	2.225%
Ba2	or	BB	2.65%
Ba3 or Lower	or	BB- or Lower	2.90%

          (e)          Each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at a rate per annum equal to (i) the Adjusted Reference Rate plus the amount set forth opposite the indicated Debt Rating under the heading “Applicable Margin Reference Rate Loans” in the pricing grid set forth in Section 2.09(a) or (b) any other rate agreed to between the Company and the Swing Line Lender in its sole discretion (it being understood that any such other rate agreed between the Company and the Swing Line Lender for a Swing Line Loan shall not be less than the Swing Line Lender’s cost of funds for such Swing Line Loan plus the amount set forth opposite the indicated Debt Rating under the heading “Applicable Margin Offshore Rate Loans” in the pricing grid set forth in Section 2.09(b)).

          (f)          Any change in the applicable margin shall become effective three Business Days after notification to the Agent of a change in Debt Rating or occurrence of the Post-Acquisition Rating Date by (i) the Company pursuant to Section 8.10(c), or (ii) any Lender, accompanied in the case of clause (ii) by evidence satisfactory to the Agent of such event.  In the event of a split rating, the higher rating will apply; if the Debt Ratings are split by more than one level, one level above the lower rating will apply.  If at any time no Debt Rating is available, the applicable margin shall be (A) (x) 1.40% per annum for all Reference Rate Loans (other than Term Loans) and 2.40% for all Offshore Rate Loans (other than Term Loans) and (B) (x) 1.90% per annum for all Term Loans consisting of Reference Rate Loans and (y) 2.90% for all Term Loans consisting of Offshore Rate Loans; provided, that if at any time no Debt Rating exists solely because both Moody’s and S&P shall cease to exist, then the applicable margin shall be the amount that corresponds to the Debt Rating that is one level lower than the Debt Rating applicable immediately prior to the date on which both Moody’s and S&P shall cease to exist.

          (g)          Accrued interest shall be paid on each Interest Payment Date (and, after maturity, on demand).

          (h)          The Company shall pay to each Lender which has made a Bid Loan interest on the unpaid principal amount of such Bid Loan from the date when made until paid in full, on each Interest Payment Date (and, after maturity, on demand), at the rate of interest specified by such Lender in its Competitive Bid pursuant to Section 2.04(b)(ii)(B).

          2.10         Default Interest. During the continuation of any Event of Default pursuant to Section 10.01(a), the Company shall pay interest (after as well as before judgment to the extent permitted by law) on the Effective Amount of all Obligations then due and payable (other than in respect of Bid Loans), at a rate per annum which is determined by adding 2% per annum to the applicable margin then in effect in accordance with Section 2.09, and, in the case of Obligations not subject to any such applicable margin (other than in respect of Bid Loans), at a rate per annum equal to the Adjusted Reference Rate plus the applicable margin for Reference Rate Loans then in effect in accordance with Section 2.09 plus 2%; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Offshore Rate Loan shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Adjusted Reference Rate, plus the applicable margin for Reference Rate Loans then in effect in accordance with Section 2.09 plus 2% (for purposes of which any Offshore Currency Loans shall be redenominated into Loans denominated in Dollars at expiration of such Interest Period).

          2.11         Continuation and Conversion Elections for Committed Loans and Term Loans.

          (a)          The Company may upon irrevocable written notice to the Agent:

              (i)          elect to Convert, on any Business Day, all or any portion of outstanding Reference Rate Loans (other than Swing Line Loans) in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof  into Offshore Rate Loans;

              (ii)          elect to Convert, on the last day of any Interest Period therefor, all or any portion of outstanding Offshore Rate Loans denominated in Dollars comprising the same Borrowing in the aggregate principal amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof  into Reference Rate Loans; or

              (iii)          elect to Continue, on the last day of any Interest Period therefor, any Offshore Rate Loans in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof as Offshore Rate Loans of the same currency;

provided, however, that if the Effective Amount of Offshore Rate Loans in the same Borrowing would be reduced as a result of any Conversion of part thereof to Reference Rate Loans to an amount less than $20,000,000, such Offshore Rate Loans shall automatically Convert into Reference Rate Loans on the last day of the Interest Period on which such Conversion occurs.

          (b)          The Company shall deliver a notice of Conversion or Continuation (a “Notice of Conversion/Continuation”), in substantially the form of Exhibit 2.11(b), to the Agent not later than 12:00 noon (New York City time) (i) four Business Days prior to the proposed date of Conversion or Continuation, if the Loans (other than Bid Loans) denominated in Dollars or any portion thereof are to be Converted into or Continued as Offshore Rate Loans denominated in Dollars, (ii) and four Business Days prior to the proposed date of Continuation if any Offshore Currency Loans are to be Continued as Offshore Loans denominated in the same currency or (iii) one Business Day prior to the proposed date of Conversion, if the Loans (other than Bid Loans) or any portion thereof are to be Converted into Reference Rate Loans.

          Each such Notice of Conversion/Continuation shall be irrevocable and shall be made by facsimile, specifying therein:

(i) the proposed date of Conversion or Continuation;

(ii) the aggregate amount of Loans (other than Bid Loans) to be Converted or Continued;

(iii) the Applicable Currency;

(iv) the duration of the applicable Interest Period if such Loans (other than Bid Loans) are Offshore Rate Loans.

          (c)          If, on the fourth Business Day prior to the expiration of any Interest Period applicable to Offshore Rate Loans denominated in Dollars, the Company shall have failed to select a new Interest Period to be applicable to such Offshore Rate Loans, the Company shall be deemed to have elected to Convert such Offshore Rate Loans into Reference Rate Loans effective as of the last day of such Interest Period.  If the Company has failed to select a new Interest Period to be applicable to any Offshore Currency Loans prior to the fourth Business Day in advance of the expiration date of the current Interest Period applicable thereto, the Company shall be deemed to have elected to Continue such Offshore Currency Loans on the basis of a one month Interest Period.

          (d)          Upon receipt of a Notice of Conversion/Continuation, the Agent shall promptly notify each Lender thereof.  With respect to Conversions and Continuations of Committed Loans, all such Conversions and Continuations shall be made ratably among the Lenders based on their Commitment Percentages of the Committed Loans with respect to which such notice was given. With respect to Conversions and Continuations of Term Loans, all such Conversions and Continuations shall be made ratably among the Lenders according to the respective outstanding principal amounts of the Term Loans with respect to which the notice was given held by each Lender.

          (e)          Notwithstanding any other provision contained in this Agreement, after giving effect to any Conversion or Continuation of any Loans (other than Bid Loans), there shall not be more than ten different Interest Periods in effect in respect of all Offshore Rate Loans (other than Swing Line Loans and Bid Loans) then outstanding.

          2.12         Termination of Prior Commitments.  The Company and each of the Lenders party to the 1999 Credit Agreement or 1999 NAT Credit Agreement agree that the “Commitments” (as defined in the 1999 Credit Agreement and the 1999 NAT Credit Agreement) shall be terminated upon the Closing Date by written notice from the Company and North American Timber Corp. notwithstanding the notice requirement set forth in Section 2.06 of each such Credit Agreement regarding such termination.

          2.13         Redenomination, Etc.  Notwithstanding anything herein to the contrary, during the existence of a Default or an Event of Default, upon the request of the Majority Lenders of the Class having Committed Loan Exposure, the Company shall repay all or any part of any outstanding Offshore Currency Loans (as so requested) with the proceeds of new Reference Rate Loans in the Equivalent Amount of the Offshore Currency Loans to be repaid, and the Company shall be deemed to have requested such Reference Rate Loans, which shall be made by the Lenders having Committed Loan Exposure without satisfaction of the conditions precedent set forth in Section 7.03. The Agent will promptly notify the Company of any such deemed request.  Unless the Required Lenders otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Loan in Dollars Converted into or Continued as an Offshore Rate Loan.

          2.14        Net Proceeds from Asset Sales - Mandatory Prepayment of Loans and Mandatory Commitment Reductions.

          (a)          After all Senior Bridge Obligations have been paid in full and all financing commitments under the Senior Bridge Facility have been canceled or otherwise terminated and for each calendar year, commencing with the calendar year in which such Senior Bridge Obligations have been so paid and such commitments have been so canceled or terminated, (i) when the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year exceeds $50,000,000 (the “Threshold Amount”), then, with respect to the first $250,000,000 of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year in excess of the Threshold Amount, the Company shall prepay the outstanding Committed Loans and Term Loans in an amount equal to one-hundred percent (100%) of all such Net Proceeds in accordance with the prepayment schedule set forth in Section 2.14(b) and in accordance with Section 2.14(j), and (ii) when the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year exceeds $300,000,000, then the Company shall prepay the outstanding Committed Loans and Term Loans in an amount equal to fifty (50%) of any such excess Net Proceeds in accordance with the prepayment schedule set forth in Section 2.14(b).

          (b)          Any required prepayments of the outstanding Committed Loans and Term Loans with Net Proceeds from any Asset Sale pursuant to Section 2.14(a) shall made in accordance with the following prepayment schedule: (i) if an Asset Sale generates Net Proceeds such that the amount thereof that is required to be applied to prepay the outstanding Committed Loans and Term Loans pursuant to Section 2.14(a) is at least $25,000,000, the Company shall prepay the then outstanding Committed Loans and Term Loans in accordance with Section 2.14(j) and in the amounts provided in and required pursuant to Section 2.14(a) within thirty (30) days of receipt of such Net Proceeds; and (ii) in all other cases, the Company shall prepay the then outstanding Committed Loans and Term Loans in accordance with Section 2.14(j) and in the amounts provided in and required pursuant to Section 2.14(a) on the date the Company delivers the compliance certificate pursuant to Section 8.09(c), together with the Company’s financial statement pursuant to Section 8.09(a) for the fiscal quarter in which such Asset Sale occurred.  Upon any prepayment pursuant to Sections 2.14(a) and 2.14(b), the Agent shall promptly notify the Lenders of such prepayment.

          (c)          After all Senior Bridge Obligations have been paid in full and all financing commitments under the Senior Bridge Facility have been canceled or otherwise terminated and for each calendar year, commencing with the calendar year in which such Senior Bridge Obligations have been so paid and such commitments have been so canceled or terminated, (i) when the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year exceeds the Threshold Amount, then, with respect to the first $250,000,000 of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year in excess of the Threshold Amount, the Aggregate Commitments shall be automatically reduced on the applicable date in accordance with Section 2.14(d) by an amount equal to one-hundred percent (100%) of all such Net Proceeds minus the amount of any prepayment of the Term Loans under Sections 2.14(a) and 2.14(b) by virtue of such Net Proceeds, and (ii) when the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year exceeds $300,000,000, then the Aggregate Commitments shall be automatically reduced on the applicable date in accordance with Section 2.14(d) by an amount equal to fifty (50%) of any such excess Net Proceeds minus the amount of any prepayment of the Term Loans under Sections 2.14(a) and 2.14(b) by virtue of such excess Net Proceeds; provided, however, that once the Aggregate Commitments are reduced to $2,500,000,000, the Aggregate Commitments shall no longer be automatically reduced by Net Proceeds pursuant to this Section 2.14(c).  Notwithstanding the foregoing in this Section 2.14(c) to the contrary, as a result of the reduction of the Aggregate Commitments pursuant to Section 2.06(b)(ii), in the case of any Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in the calendar year 2003, the Aggregate Commitments shall be reduced only in accordance with clause (ii) in the immediately preceding sentence, subject, however, to the proviso therein.

          (d)          Each automatic reduction of the Aggregate Commitments pursuant to Section 2.14(c) shall take effect on one of the following two dates, as applicable: (i) if an Asset Sale generates Net Proceeds such that the amount thereof will cause the Aggregate Commitments to be reduced pursuant to Section 2.14(c) by at least $25,000,000, the then Aggregate Commitments shall be automatically reduced on the thirtieth (30th) calendar day following receipt by the Company or any of its Subsidiaries of any such Net Proceeds by the amounts provided in and required pursuant to Section 2.14(c); and (ii) in all other cases, the Aggregate Commitments shall be automatically reduced on the date the Company delivers the compliance certificate pursuant to Section 8.09(c), together with the Company’s financial statement pursuant to Section 8.09(a) for the fiscal quarter in which such Asset Sale occurred, by the amounts provided in and required pursuant to Section 2.14(c).

          (e)          Notwithstanding anything contained in Sections 2.14(a) and 2.14(c) to the contrary, no such prepayment pursuant to Section 2.14(a) shall be required, and no such automatic reduction of the Aggregate Commitments shall occur pursuant to Section 2.14(c), in connection with (i) an Asset Sale that constitutes a Sale-Leaseback Transaction not requiring compliance with Section 9.02(b) or Section 9.02(c) or (ii) a sale of more than 50% of the Company’s holdings of the capital stock of or other equity or ownership interest in Unisource Parent.

          (f)                  Any reduction of the Aggregate Commitments pursuant to Sections 2.14(c) and 2.14(d) shall be applied to, and shall reduce, the Commitment of each Lender according to its Commitment Percentage.  All accrued facility fees to the effective date of any reduction or termination of the Aggregate Commitment shall be paid on the effective date of such reduction or termination.

          (g)          Any prepayment of the Committed Loans and Term Loans and any Commitment reductions required by this Section 2.14, in each case, shall not be subject to the minimum amount requirements of Section 2.06(a).

          (h)          Any reduction in the Aggregate Commitments which reduces the Aggregate Commitments below the then current amount of the L/C Commitment shall result in an automatic corresponding reduction of the L/C Commitment to the amount of the Aggregate Commitments as so reduced, without any action on the part of the Issuing Banks.

          (i)          Any reduction of the Aggregate Commitment which reduces the Aggregate Commitment below the then current amount of the Swing Line Sublimit shall result in an automatic corresponding reduction of the Swing Line Sublimit to the amount of the Aggregate Commitment, as so reduced, without any action on the part of the Swing Line Lender.

          (j)          Any prepayment under Section 2.14(a) and Section 2.14(b) shall be applied to the Committed Loans and the Term Loans then outstanding as follows:

           (A)          notwithstanding anything contained in Section 2.14(a) and Section 2.14(b) to the contrary, with respect to any Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in the calendar year 2003, (A) in the case of clause (i) in Section 2.14(a), only the Committed Loans then outstanding shall be prepaid, and (B) in the case of clause (ii) in Section 2.14(a), the Committed Loans and the Term Loans then outstanding shall be prepaid pro rata (based on the then Effective Amount of both the Committed Loans and the Term Loans) in accordance therewith; and

           (B)          with respect to any Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in any calendar year after 2003, the Committed Loans and the Term Loans then outstanding shall be prepaid pro rata (based on the then Effective Amount of both the Committed Loans and the Term Loans).

          (k)          Once reduced in accordance with Section 2.14(f), Section 2.14(h) or Section 2.14(i), neither the Aggregate Commitment, the L/C Commitment nor the Swing Line Sublimit may be increased.

          (l)          Any prepayments of any Committed Loans or Term Loans pursuant to Section 2.14(j) shall be applied as follows: first, to repay any Reference Rate Loan then outstanding; and second, to repay in the inverse order of their stated maturity Offshore Rate Loans.

          (m)          The Company shall pay, together with each prepayment repayment under this Section 2.14, accrued interest on the amount prepaid or repaid and any amounts required pursuant to Section 5.06.

          2.15          Swing Line Loans.

          (a)          The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a “Swing Line Loan”) to the Company from time to time on any Business Day during the period commencing on the

Seventh Amendment Effective Date and ending on the Business Day next preceding the Termination Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with (x) the Commitment Percentage of the Effective Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line Lender and (y) an amount equal to such Lender’s Commitment Percentage times the amount of all outstanding Bid Loans whether or not such Lender has made a Bid Loan, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Effective Amount of all Committed Loans, L/C Obligations, Swing Line Loans and Bid Loans shall not at any time exceed the Aggregate Commitments, and (ii) the aggregate Effective Amount of the Committed Loans of any Lender, plus such Lender’s Commitment Percentage of the Effective Amount of all L/C Obligations, plus such Lender’s Commitment Percentage of the Effective Amount of all Swing Line Loans, plus an amount equal to such Lender’s Commitment Percentage times the amount of all outstanding Bid Loans shall not exceed such Lender’s Commitment, and provided, further, that the Company shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.  Additionally, no more than seven Swing Line Loans may be outstanding at any one time. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.15, prepay under Section 2.08, and reborrow under this Section 2.15.  Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Commitment Percentage times the amount of such Swing Line Loan.

          (b)          Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Company’s irrevocable notice to the Swing Line Lender and the Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Agent not later than 3:00 p.m. (New York City time) on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $1,000,000, unless otherwise agreed by the Swing Line Lender and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Company.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Agent (by telephone or in writing) that the Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Agent (including at the request of any Lender) prior to 3:00 p.m. (New York City time) on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.15(a), or (B) that one or more of the applicable conditions specified in Article 7 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 4:00 p.m. (New York City time) on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Company by crediting the account of the Company on the books of the Swing Line Lender, or such other account as shall have been specified by the Company, in immediately available funds.

          (c)          Refinancing of Swing Line Loans.

              (i)          The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Company (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Committed Loan consisting of a Reference Rate Loan in an amount equal to such Lender’s Commitment Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Notice of Borrowing for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Reference Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 7.03.  The Swing Line Lender shall furnish the Company with a copy of the applicable Notice of Borrowing promptly after delivering such notice to the Agent.  Each Lender shall make an amount equal to its Commitment Percentage of the amount specified in such Notice of Borrowing available to the Agent in immediately available funds for the account of the Swing Line Lender at the Agent’s Payment Office not later than 1:00 p.m. on the day specified in such Notice of Borrowing, whereupon, subject to Section 2.15(c)(ii), each Lender that so makes funds available shall be deemed to have made a Committed Loan consisting of a Reference Rate Loan to the Company in such amount.  The Agent shall remit the funds so received to the Swing Line Lender.

              (ii)          If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.15(c)(i), the request for Committed Loans consisting of Reference Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Agent for the account of the Swing Line Lender pursuant to Section 2.15(c)(i) shall be deemed payment in respect of such participation.

              (iii)         If any Lender fails to make available to the Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.15(c) by the time specified in Section 2.15(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect.  A certificate of the Swing Line Lender submitted to any Lender (through the Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

              (iv)        Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.15(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.15(c) is subject to the conditions set forth in Section 7.03.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Company to repay Swing Line Loans, together with interest as provided herein.

          (d)          Repayment of Participations.

              (i)          At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Commitment Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

              (ii)         If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 12.19 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Commitment Percentage thereof on demand of the Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate.  The Agent will make such demand upon the request of the Swing Line Lender.

          (e)          Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Company for interest on the Swing Line Loans.  Until each Lender funds its Committed Loan consisting of a Reference Rate Loan or risk participation pursuant to this Section 2.15 to refinance such Lender’s Commitment Percentage of any Swing Line Loan, interest in respect of such Commitment Percentage shall be solely for the account of the Swing Line Lender.

          (f)          Payments Directly to Swing Line Lender.  The Company shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

ARTICLE 3
THE LETTERS OF CREDIT

          3.01         The Letter of Credit Subfacility.

          (a)          On the terms and conditions set forth herein (i) each Issuing Bank severally agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Termination Date to issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with Sections 3.02(c) and 3.02(d), (B) to honor drafts under the Letters of Credit; and (ii) the Lenders severally agree to purchase an irrevocable and unconditional participation in each Letter of Credit Issued for the account of the Company; provided, that the Issuing Bank shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the “Issuance Date”), after giving effect to any requested Loans, (i) the Effective Amount of all Committed Loans, L/C Obligations, Swing Line Loans and Bid Loans shall exceed the Aggregate Commitment, or (ii) the Effective Amount of all L/C Obligations shall exceed the L/C Commitment.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Company’s ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

          (b)          The Issuing Bank is under no obligation to Issue any Letter of Credit if:

              (i)          any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

              (ii)         the Issuing Bank has received written notice from any Lender, the Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article 7 is not then satisfied;

(iii) the expiry date of any requested Letter of Credit is after the Termination Date, unless all of the Lenders have approved such expiry date in writing;

(iv) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit;

              (v)         any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank;

(vi) any standby Letter of Credit is for the purpose of supporting the Issuance of any Letter of Credit by any other Person; or

(vii) such Letter of Credit is in a face amount less than $100,000 or is denominated in a currency other than Dollars.

          (c)          Upon the reasonable request of any Lender from time to time, the Agent will provide a summary of outstanding Letters of Credit.

          3.02          Issuance, Amendment and Renewal of Letters of Credit.

          (a)          Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least four days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

          (b)          At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy thereof.  Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit from the Agent (i) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under Section 3.01(b)(iii) as a result of the limitations set forth in clauses (A) through (B) thereof or Section 3.01(b)(ii); or (ii) that one or more conditions specified in Article 7 are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank’s usual and customary business practices.

          (c)          From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the Issuing Bank will, upon the written request of the Company, received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it.  Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank:  (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require.

The Issuing Bank shall be under no obligation to amend any Letter of Credit if:  (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit.  The Agent will promptly notify the Lenders of the receipt by it of any L/C Application or L/C Amendment Application.

          (d)          The Issuing Bank and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the renewal of any Letter of Credit issued by it.  Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require.  The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit.  If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this Section 3.02(d) upon the request of the Company but the Issuing Bank shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall (unless such renewal would cause the expiry date thereof to extend beyond the Termination Date), nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Lenders hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

          (e)          The Issuing Bank may, at its election (or as required by the Agent at the direction of the Majority Lenders of the Class having Committed Loan Exposure), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Termination Date.

          (f)          This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

          (g)          The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

          3.03         Risk Participations, Drawings and Reimbursements.

          (a)          Immediately upon the Issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in the undrawn amount of such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Commitment Percentage of such Lender, multiplied by (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.  For purposes of Section 2.01, each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Lender by an amount equal to the amount of such participation.

          (b)          In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company.  The Company shall reimburse the Issuing Bank, directly or with the proceeds of a Committed Loan, before 1:00 p.m. (New York City time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an “Honor Date”), in an amount equal to the amount so paid by the Issuing Bank.  In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 1:00 p.m. (New York City time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Lender thereof, and the Company shall be deemed to have requested that Committed Loans consisting of Reference Rate Loans be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Aggregate Commitments and subject to the conditions set forth in Section 7.03(b), but without regard to minimum borrowing and integral amount limitations contained herein.  Any notice given by the Issuing Bank or the Agent pursuant to this Section 3.03(b) may be oral if promptly confirmed in writing (including by facsimile); provided, that the lack of such a prompt confirmation shall not affect the conclusiveness or binding effect of such notice.  Notwithstanding the Company’s unconditional obligation to reimburse the Issuing Bank hereunder, no Event of Default pursuant to Section 10.01(a) shall be deemed to have occurred unless the Issuing Bank shall have notified the Company one Business Day prior to the Honor Date of such request for a drawing.

          (c)          Each Lender shall upon any notice from the Agent pursuant to the third sentence of Section 3.03(b) make available to the Agent for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to its Commitment Percentage of the amount of the unreimbursed drawing, whereupon the participating Lenders shall (subject to Section 3.03(d)) each be deemed to have made a Committed Loan consisting of a Reference Rate Loan to the Company in that amount.  If any Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Lender’s Commitment Percentage of the amount of the drawing by no later than 3:00 p.m. (New York City time) on the Honor Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period.  The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 3.03.

          (d)          With respect to any unreimbursed drawing that is not converted into Committed Loans consisting of Reference Rate Loans to the Company, in whole or in part, because of the Company’s failure to satisfy the conditions set forth in Section 7.03(b) or for any other reason, the Company shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Reference Rate, plus the Applicable Margin for Reference Rate Loans set forth in Section 2.09(a) for the first Business Day following notice to the Company of a request for a drawing, and thereafter at the Reference Rate, plus the Applicable Margin for Reference Rate Loans set forth in Section 2.09(a) plus 2%, and each Lender’s payment to the Issuing Bank pursuant to Section 3.03(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 3.03.

          (e)          Each Lender’s obligation in accordance with this Agreement to make the Committed Loans or L/C Advances, as contemplated by this Section 3.03, as a result of a drawing under a Letter of Credit, shall be absolute, irrevocable, and unconditional and without recourse to the Issuing Bank and shall not be affected by any Default or an Event of Default or other occurrence or event; provided, however, that each Lender’s obligation to make Committed Loans under this Section 3.03 is subject to the conditions set forth in Section 7.03(b).

          3.04        Repayment of Participations.

          (a)          Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Lender has paid the Agent for the account of the Issuing Bank for such Lender’s participation in the Letter of Credit pursuant to Section 3.03, or (ii) in payment of interest thereon, the Agent will pay to each Lender, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Lender’s Commitment Percentage of such funds, and the Issuing Bank shall receive the amount of the Commitment Percentage of such funds of any Lender that did not so pay the Agent for the account of the Issuing Bank.

          (b)          If the Agent or the Issuing Bank is required at any time to return to the Company, or to a trustee, receiver, liquidator, custodian, or any official in any proceeding of the type described in Section 10.01(f), any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to Section 3.04(a) in reimbursement of a payment made under a Letter of Credit, or any interest or fee thereon, each Lender shall, on demand of the Agent forthwith return to the Agent or the Issuing Bank the amount of its Commitment Percentage of any amounts so returned by the Agent or the Issuing Bank, plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Agent or the Issuing Bank at a rate per annum equal to the Federal Funds Rate in effect from time to time.

          3.05         Role of the Issuing Bank.

          (a)          Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

          (b)          No Agent-Related Person nor any of the respective correspondents, participants or assignees of any Issuing Bank shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

          (c)          The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in Sections 3.06(a) through 3.06(g); provided, however, anything in such clauses to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing Bank’s willful misconduct or gross negligence or the Issuing Bank’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

          3.06         Obligations Absolute.  The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Committed Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

          (a)          any lack of validity or enforceability of this Agreement or any L/C-Related Document;

          (b)          any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

          (c)          the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

          (d)          any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

          (e)          any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

          (f)          any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

          (g)          any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

          3.07        Cash Collateral Pledge.  Upon the request of the Agent or the Majority Lenders of the Class having Committed Loan Exposure, (a) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (b) if, as of the Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, then, the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations.

          3.08        Letter of Credit Fees.

          (a)          The Company shall pay to the Agent for the account of each of the Lenders a letter of credit fee with respect to the Letters of Credit at a rate per annum equal to the applicable margin above the Offshore Rate then in effect under Section 2.09(b) for Offshore Rate Loans for each day such Letters of Credit are outstanding, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and based upon Letters of Credit outstanding for that quarter as calculated by the Agent.  Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Termination Date (or such later expiration date).

          (b)          The Company shall pay to each Issuing Bank for the account of such Issuing Bank a fronting fee with respect to the Letters of Credit Issued by such Issuing Bank at a rate equal to 0.125% per annum for each day such Letters of Credit are outstanding, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and based upon Letters of Credit outstanding for that quarter as calculated by the Agent.  Such fronting fee shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Termination Date (or such later expiration date).

          (c)          The Company shall pay to the Issuing Bank who Issued such Letter of Credit from time to time on demand the normal and customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to such Letter of Credit as from time to time in effect Issued by such Issuing Bank.

          3.09         International Standby Practices.  The International Standby Practices as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

          3.10         Existing Letters of Credit.

          On and after the First Amendment Effective Date, the Existing Letters of Credit shall be deemed for all purposes, including for purposes of the fees to be collected pursuant to Sections 3.08(a) and 3.08(c), and reimbursement of costs and expenses to the extent provided herein, Letters of Credit outstanding under this Agreement and entitled to the benefits of this Agreement and the other Loan Documents, and shall be governed by the applications and agreements pertaining thereto and by this Agreement.  Each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank on the First Amendment Effective Date a participation in each such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender’s Commitment Percentage times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.  For purposes of Section 2.01, the Existing Letters of Credit shall be deemed to utilize pro rata the Commitment of each Lender.

          3.11         Subsidiaries as Account Parties

          (a)          As agreed from time to time between the Company and the Issuing Bank, the L/C-Related Documents for any Letter of Credit, and other communications required of the Company with respect thereto under this Article 3, may be executed by a Principal Subsidiary of the Company rather than the Company.  The parties hereto acknowledge and agree that a letter of credit issued pursuant to such L/C-Related Documents shall be a Letter of Credit for all purposes hereunder, and the Company, the Issuing Bank, and the Lenders shall be obligated with respect thereto hereunder, and the Company shall be obligated under the related L/C-Related

Documents, as though the Company were the signatory to such L/C Related Documents.  Without limiting the foregoing, the Company hereby guarantees the payment when due, upon maturity, acceleration or otherwise, of any and all L/C Obligations of any Principal Subsidiary arising under any L/C-Related Document.  If any or all of such L/C Obligations becomes due and payable, the Company unconditionally promises to pay such L/C Obligations to the Issuing Bank and each Lender on demand, in lawful money of the United States.

          (b)          The Company guarantees the payment of any and all L/C Obligations of each Principal Subsidiary whether or not due or payable by such Principal Subsidiary upon (a) dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, such Principal Subsidiary or the Company, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of such Principal Subsidiary or the Company, and unconditionally promises to pay such L/C Obligations to the Agent, on demand, in lawful money of the United States.

          (c)          The liability of the Company under this Section 3.11 is exclusive and independent of any security for or other guaranty of the L/C Obligations of any Principal Subsidiary, whether executed by the Company or by any other party, and the liability of the Company hereunder is not affected or impaired by (a) any direction of application of payment by any Principal Subsidiary or by any other party, or (b) any other guaranty or undertaking of the Company or of any other party as to the L/C Obligations of any Principal Subsidiary, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel of any Principal Subsidiary or the Company.  To the extent any Principal Subsidiary or the Company makes any payment to the Issuing Bank or the Agent in connection with the L/C Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether in connection with an Insolvency Proceeding or otherwise (any such payment is hereinafter referred to as a “Preferential Payment”), then this guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment, the L/C Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

          (d)          The obligations of the Company under this Section 3.11 are independent of the obligations of the Principal Subsidiaries, and a separate action or actions may be brought and prosecuted against the Company whether or not action is brought against any Principal Subsidiary and whether or not any Principal Subsidiary be joined in any such action or actions.

          (e)          The Company authorizes the Issuing Bank, without notice to the Company, and without affecting or impairing the Company’s liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the L/C Obligations of any Principal Subsidiary or any part thereof; (b) take and hold security granted by any Person for the payment of such L/C Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Issuing Bank in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Principal Subsidiaries or other obligors.

          (f)          It is not necessary for the Issuing Bank to inquire into the capacity or powers of any Principal Subsidiary or the officers, directors, partners or agents acting or purporting to act on its behalf, and any L/C Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          (g)          Absent a waiver of such right, the Company may have the right to assert a defense to an action to enforce this guaranty if (a) the Issuing Bank, the Agent, or the Lenders do not proceed against any Principal Subsidiary, or any security for the L/C Obligations of any Principal Subsidiary, or pursue any other remedy in its power that the Company cannot pursue, before enforcing this guaranty, (b) the Issuing Bank, the Agent, or the Lenders takes any action, without the Company’s consent, of the type specified in Section 3.11(c), or any other action by which the L/C Obligations of any Principal Subsidiary is altered in any respect, or the remedies or rights of the Company against any Principal Subsidiary or any other person or any security are impaired, suspended or extinguished, (c) any Principal Subsidiary is under a legal disability or has any other defense to payment of the L/C Obligations, (d) there is no liability on the part of any Principal Subsidiary or such liability is limited or ceases for any reason other than payment of the L/C Obligations in full, (e) Issuing Bank, the Agent, or any Lender fails to notify the Company of information known to them as to any Principal Subsidiary’s financial condition, assets or other circumstances bearing on repayment of the L/C Obligations or the nature, scope and extent of the risks that the Company assumes and incurs hereunder (and the Company agree that neither the Issuing Bank, the Agent, nor any Lender shall have any duty to advise the Company of any such information), (f) the statute of limitations applicable to an action to enforce this guaranty has run (and the Company agrees that any payment by any Principal Subsidiary or other circumstance that operates to toll any statute of limitations as to any Principal Subsidiary shall operate to toll the statute of limitations as to the Company), (g) the Issuing Bank, the Agent, or any Lender fails to make or provide any presentment, demand for performance, or notice of nonperformance, dishonor, the acceptance of this guaranty, or other notice, or (h) any election of remedies by the Issuing Bank, the Agent, or any Lender, including any election to proceed by nonjudicial foreclosure on any security, or any act or omission of the Issuing Bank, the Agent, or any Lender relating to such foreclosure, operates to impair, suspend or extinguish any right of contribution, subrogation or reimbursement that the Company would otherwise have against any Principal Subsidiary.  The Company hereby expressly waives the right to assert any defense described in this Section 3.11(g).

          3.12         Appointment of Additional Issuing Banks.

          The Company may, from time to time, with the prior consent of the Agent and the other Issuing Banks, appoint from among the Lenders hereunder an additional issuer of one or more Letters of Credit hereunder.  No such appointment shall become effective until such consents required in the preceding sentence have been granted by such Persons and such appointed Lender has notified the Company and the Agent in writing of is acceptance of such appointment.  In addition to its capacity as a Lender hereunder, such appointed Lender shall, upon the effective date of such appointment, be deemed automatically to be acting in its capacity as an Issuing Bank hereunder and shall have all rights, obligations and duties of an Issuing Bank hereunder.

ARTICLE 4
FEES; PAYMENTS; TAXES

          4.01          Fees.

          (a)

               (i)          The Company agrees to pay to the Agent for the account of each Lender a facility fee at a rate per annum equal to the outstanding Commitment of such Lender (regardless of utilization) times either (i) until the earlier of the date six months after the Closing Date or the Post-Acquisition Rating Date, 0.20%, and (ii) thereafter, the percentage (the “Facility Fee Rate Percentage”) set forth opposite the indicated Debt Rating under the heading “Percentage Facility Fee” in the pricing grid set forth below:

Debt Ratings Moody’s		S & P	Percentage Facility Fee

Baa 2 or Higher	or	BBB or Higher	0.20%
Baa 3	or	BBB-	0.30%
Ba1	or	BB+	0.40%
Ba2	or	BB	0.50%
Ba3 or Lower	or	BB- or Lower	0.50%

provided, however, that if at any time no Debt Rating is available, the Facility Fee Rate Percentage shall be 0.50% per annum, except that if at any time no Debt Rating exists solely because both Moody’s and S&P shall cease to exist, then the Facility Fee Rate Percentage shall be the percentage that corresponds to the Debt Rating that is one level lower than the Debt Rating applicable immediately prior to the date on which both Moody’s and S&P shall cease to exist.  Any change in the Facility Fee Rate Percentage shall become effective three Business Days after notification to the Agent of a change in Debt Rating or occurrence of the Post-Acquisition Rating Date by (i) the Company pursuant to Section 8.10(c), or (ii) any Lender, accompanied by evidence satisfactory to the Agent of such event.  In the event of a split rating, the higher rating will apply; if the Debt Ratings are split by more than one level, one level above the lower rating will apply.

              (ii)         The facility fee shall accrue from the earlier of (1) the Closing Date or (2) November 30, 2000 until the Termination Date and be payable (A) quarterly in arrears on the last Business Day of each calendar quarter, commencing with the calendar quarter ending on January 1, 2001, (B) on any date of reduction or termination of the Commitments, and (C) on the Termination Date.

          (b)          The Company agrees to pay to the Agent for its account an agency fee and a competitive bid fee in such amounts and at such times as are set forth in the Fee Letter.

          (c)          The Company agrees to pay to each of the Agent and each Co-Syndication Agent for its own account an arrangement fee on the date which is the earlier of the Closing Date or November 30, 2000 in the amounts set forth in the Fee Letter.

          (d)          The Company agrees to pay to each Lender for its own account an upfront fee in the amount as separately agreed to by such Lender, the Company and the Arrangers, payable 50% on the date which is one Business Day after the date on which the Agent shall have received an original or facsimile signature page to this Agreement from each Lender and 50% on the Closing Date.

          (e)          To the extent that the Closing Date shall not have occurred on or prior to November 30, 2000, the Company agrees to pay all fees and expenses referenced in Section 7.02(c) on such date (other than upfront fees referenced in Section 4.01(d) above).

          4.02        Computation of Interest, Fees; Change in Debt Rating.

          (a)          All computations of interest payable in respect of Reference Rate Loans or Offshore Currency Loans denominated in Pounds Sterling shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed.  All computations of interest in respect of other Offshore Rate Loans , other Swing Line Loans and other Bid Loans and all computations of fees under this Agreement shall be made on the basis of a year of 360 days and actual days elapsed.

          (b)          Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error.  The Agent, upon determining the Offshore Rate for any Interest Period, shall promptly notify the Company and the Lenders thereof.

          (c)          If the Company fails to notify the Agent of any change in its Debt Rating or the occurrence of the Post-Acquisition Rating Date as and when required by Section 8.10(c), and such notification would have caused an increase in any applicable margin pursuant to Section 2.09 or the Facility Fee Rate Percentage pursuant to Section 4.01(a), then the Company shall pay to the Agent upon demand any amount of interest or fees payable by the Company hereunder after such change in the Debt Rating that exceeds the amount actually paid had such notice been timely given.

          4.03         Payments by the Company.

          (a)          The Company shall make each payment hereunder on the day when due (i) in respect of any Committed Loan or Term Loan, to the Agent at the Agent’s Payment Office not later than 1:00 p.m. (New York City time), (ii) in respect of any Bid Loan, to the Lender which made such Bid Loan at the office specified in Schedule 1.01(b) not later than 1:00 p.m. (New York City time), or (iii) in respect of any Swing Line Loan, to the Swing Line Lender not later than 1:00 p.m. (New York City time), in each case without defense, setoff or counterclaim, in Same Day Funds and in the Applicable Currency.  The Agent will promptly distribute to each Lender (x) in respect of any Loan other than Term Loans, such Lender’s Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received and (y) in respect of any Term Loan, such Lender’s Term Loan Pro Rata Share of such payment in like funds as received.

          (b)          Subject to the provisions set forth in the definition of “Interest Period” herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c)          Any payment which is received by the Agent or the Swing Line Lender later than 1:00 p.m. (New York City time), as confirmed by Federal Reserve wire number, shall be deemed to have been received on the immediately succeeding Business Day.

          (d)          Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand the excess of the amount distributed to such Lender over the amount, if any, paid by the Company for the account of such Lender, together with interest thereon at the Federal Funds Rate, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent; provided, however, that if any Lender shall fail to repay such amount within three Business Days after demand therefor, such Lender shall, from and after such third Business Day until payment is made to the Agent, pay interest thereon at a rate per annum equal to the sum of the Adjusted Reference Rate plus 1%.

          4.04         Payments by the Lenders.

          (a)          Except as otherwise set forth in Section 2.15(c)(i), not later than (i) 3:00 p.m. (New York City time) in the case of a Borrowing of Loans (other than Swing Line Loans and Term Loans) in Dollars and (ii) 11:00 a.m. (London time) in the case of a Borrowing of Offshore Currency Loans (other than Swing Line Loans and Term Loans) on the date of each proposed Committed Borrowing, each Lender shall make available to the Agent for the account of the Company at the Agent’s Payment Office on the date of borrowing requested by the

Company and in Same Day Funds and in the Applicable Currency, the amount of such Lender’s Commitment Percentage of such Committed Borrowing.

          (b)          Unless the Agent shall have received notice from a Lender at least one Business Day prior to the date of any proposed Committed Borrowing that such Lender will not make available to the Agent for the account of the Company, the amount of such Lender’s Commitment Percentage of such Committed Borrowing, the Agent may assume that such Lender has made such amount available to the Agent on the date of such Committed Borrowing, and the Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount.  If and to the extent any Lender shall not have made such full amount available to the Agent, and the Agent in such circumstances makes available to the Company such amount, such Lender shall, within two Business Days following the date of such Committed Borrowing, make such amount available to the Agent, together with interest thereon for each day from and including the date of such Committed Borrowing, at a rate per annum equal to the Federal Funds Rate.  If such amount is so made available, such payment to the Agent shall constitute such Lender’s Committed Loan on the date of such Committed Borrowing for all purposes of this Agreement.  If such amount is not made available to the Agent within two Business Days following the date of such Committed Borrowing, the Agent shall notify the Company of such failure to fund, and, on the third Business Day following the date of such Committed Borrowing, the Company shall pay to the Agent such amount, together with interest thereon for each day elapsed since the date of such Committed Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Committed Borrowing.  Nothing contained in this Section 4.04(b) shall relieve any Lender which has failed to make available its Commitment Percentage of any Committed Borrowing hereunder from its obligation to do so in accordance with the terms hereof.

          (c)          The obligations of the Lenders hereunder to make Committed Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint.  The failure of any Lender to make any Committed Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan or purchase its participation.

          (d)          If the Company accepts one or more of the offers made by any Lender or Lenders pursuant to Section 2.04(c)(ii), each such Lender which is to make a Bid Loan as part of any Bid Borrowing shall before 12:00 noon (New York City time) on the date of such proposed Bid Borrowing (or before 2:00 p.m. (New York City time) on the date of such Bid Borrowing in the case of a Fixed Rate Bid Loan) make available to the Company at such Lender’s Lending Office such Lender’s portion of such Bid Borrowing in Same Day Funds.  The Company will promptly notify the Agent of the total amount of Bid Loans made in connection with such Bid Borrowing, each date on which all or any part of such Bid Loans shall mature and the principal amount which shall mature on each such date, and the Agent will, in turn, promptly notify each Lender of the amount of such Bid Borrowing and the relevant maturity date or dates of the Bid Loans comprised in such Bid Borrowing.

          4.05         Taxes.

          (a)          Subject to Section 4.05(g), any and all payments by the Company to the Agent for its account and for the account of any Lender under this Agreement (other than on account of a Bid Loan, except to the extent otherwise specified as being applicable to any such Bid Loan) shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto incurred in connection with any Borrowing pursuant to this Agreement, excluding (i) such taxes (including income taxes or franchise taxes or branch profit taxes) as are imposed on or measured by such Lender’s or the Agent’s, as the case may be, net income and (ii) such taxes as are imposed by a jurisdiction other than the United States of America or any political subdivision thereof and that would not have been imposed but for the existence of a connection between such Lender or the Agent and the jurisdiction imposing such taxes (other than a connection arising principally by reason of this Agreement) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”).

          (b)          In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other sales, excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (other than on account of a Bid Loan, except to the extent otherwise specified as being applicable to any such Bid Loan) or any other Loan Document (hereinafter referred to as “Other Taxes”).

          (c)          Subject to Section 4.05(g), the Company agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.05) paid by such Lender or the Agent, as the case may be, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided, however, that each Lender and the Agent agree to contest in good faith in cooperation with the Company any Taxes or Other Taxes that such Lender or the Agent, as the case may be, in consultation with the Company has determined have been incorrectly asserted.  This indemnification shall be made within 30 days from the date such Lender or the Agent, as the case may be, makes written demand therefor.

          (d)          If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then, subject to Section 4.05(g),

              (i)          the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.05), such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

(ii) the Company shall make such deductions; and

(iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (e)          Within 30 days after the date of any payment by the Company of Taxes or Other Taxes under this Section 4.05, the Company will furnish to the Agent, for the account of each Lender receiving a payment from which Taxes or Other Taxes were deducted, the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Agent.

          (f)          Each Lender that is other than a United States Person as defined in the Code hereby agrees that:

             (i)          it shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 12.08 after the Closing Date, the date upon which such Lender becomes a party hereto) deliver to the Agent (two (2) originals) and to the Company (one (1) original):

              (A) if its Lending Office is located in the United States of America, accurate and complete signed originals of Internal Revenue Service Form W-8ECI or any successor thereto (“Form W-8ECI”) or other version of Internal Revenue Service Form W-8, as appropriate, or any successor thereto (“Form W-8”), and/or

              (B) if its Lending Office is located outside the United States of America, accurate and complete signed originals of Internal Revenue Service Form W-8BEN or any successor thereto (“Form W-8BEN”) or other appropriate Form W-8, and, in the case of a Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10% shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code) (“Portfolio Interest Exemption Certificate”);

in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such Lending Office or Offices under this Agreement free from withholding of United States Federal income tax;

             (ii)          if at any time such Lender changes its Lending Office or Offices or selects an additional Lending Office, it shall, at the same time or reasonably promptly thereafter but only to the extent the forms previously delivered by it hereunder are no longer effective, deliver to the Agent (two originals) and to the Company (one original) in replacement for the forms previously delivered by it hereunder:

(A) if such changed or additional Lending Office is located in the United States of America, accurate and complete signed originals of Form W-8ECI or other appropriate Form W-8; or

(B) otherwise, accurate and complete signed originals of Form W-8BEN or other appropriate Form W-8, and, if appropriate, a Portfolio Interest Exemption Certificate,

in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office under this Agreement free from withholding of United States Federal income tax;

             (iii)        it shall, before or promptly after the occurrence of any event (including the passing of time and, as provided above, any event mentioned in clause (ii)) requiring a change in the most recent Form W-8ECI, Form W-8BEN or other appropriate Form W-8 previously delivered by such Lender and if no change in law shall have occurred since the date of delivery of such most recent form that would make the delivery of replacement forms hereunder unlawful, deliver to the Agent (two originals) and to the Company (one original) accurate and complete signed originals of Form W-8ECI, Form W-8BEN or other appropriate Form W-8 (or any successor forms) in replacement for the forms previously delivered by such Lender; and

             (iv)        it shall, promptly upon the request of the Company to that effect, deliver to the Agent and the Company such other accurate and complete forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender’s tax status for withholding purposes or may otherwise be appropriate to eliminate or minimize any Taxes on payments under this Agreement.

          (g)          The Company shall not be required to pay any amounts pursuant to Section 4.05(a), 4.05(b), 4.05(d), or 4.05(i) to any Lender for the account of any Lending Office of such Lender in respect of any sum payable hereunder:

(i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 4.05(f) in respect of such Lending Office;

             (ii)         if such Lender shall have delivered to the Agent a Form W-8ECI or other appropriate Form W-8 in respect of such Lending Office pursuant to Section 4.05(f)(i)(A), 4.05(f)(ii)(A) or 4.05(f)(iii) and such Lender shall not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of the payment of such sum by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8ECI or other appropriate Form W-8; provided, however, that if, notwithstanding such change in law, a Lender would be legally able to provide such other forms or information as would reduce or eliminate United States withholding taxes applicable to payments made hereunder, such Lender shall, if requested by the Company, timely provide such forms or other information to the

Company, and the Company shall not be required to pay any amounts pursuant to Section 4.05(a), 4.05(c) or 4.05(d) to the extent such amount would not have been owed but for a failure of such Lender to comply with its obligations under this proviso; or

              (iii)        if such Lender shall have delivered to the Company a Form W-8BEN or other appropriate Form W-8 in respect of such Lending Office pursuant to Section 4.05(f)(i)(B), 4.05(f)(ii)(B) or 4.05(f)(iii) and such Lender shall not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of the payment of such sum by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN or other appropriate Form W-8; provided, however, that if, notwithstanding such change in law, a Lender would be legally able to provide such other forms or information as would reduce or eliminate United States withholding taxes applicable to payments made hereunder, such Lender shall, if requested by the Company, timely provide such forms or other information to the Company, and the Company shall not be required to pay any amounts pursuant to Section 4.05(a), 4.05(c) or 4.05(d) to the extent such amount would not have been owed but for a failure of such Lender to comply with its obligations under this proviso.

          (h)          Each Lender shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable pursuant to this Section 4.05; provided, however, that such efforts shall not include the taking of any actions by a Lender that would result in any tax, cost or other expense to such Lender (other than a tax, cost or expense for which such Lender shall have been reimbursed or indemnified by the Company pursuant to this Agreement or otherwise) or any action which would in the reasonable opinion of such Lender have an adverse effect upon its financial condition, operations, business or properties.

          (i)          Each Lender agrees to indemnify the Agent and hold the Agent harmless for the full amount of any and all present or future Taxes, Other Taxes and related liabilities (including penalties, interest, additions to tax and expenses, and any Taxes or Other Taxes imposed by any jurisdiction on amounts payable to Agent under this Section 4.05(i)) which are imposed on or with respect to principal, interest or fees payable to such Lender hereunder and which are not paid by the Company pursuant to this Section 4.05, whether or not such Taxes, Other Taxes or related liabilities were correctly or legally asserted.  This indemnification shall be made within 30 days from the date the Agent makes written demand therefor.

          4.06         Sharing of Payments, Etc.  If, other than as provided in Sections 4.05, 5.02, 5.03, 5.05 and 5.06 or as otherwise expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Lender shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.  The Company agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation.  The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

ARTICLE 5
CHANGES IN CIRCUMSTANCES; ETC.

          5.01         Offshore Rate Protection.

          (a)          The following in this Section 5.01(a) shall apply with respect to any Term Loan consisting of an Offshore Rate Loan: if, with respect to any Interest Period for Term Loans consisting of Offshore Rate Loans, the Agent or the Majority Lenders of the Class having Term Loan Exposure determine (a) deposits in Dollars are not being offered to banks in the applicable offshore market for the applicable amount and Interest Period of the requested Offshore Rate Loan, (b) that for any reason adequate and reasonable means do not exist for ascertaining the Offshore Rate for such Interest Period, or (c) by the first day of such Interest Period, the Majority Lenders of the Class having Term Loan Exposure notify the Agent that the Offshore Rate for such Interest Period will not adequately reflect the cost to the Majority Lenders of the Class having Term Loan Exposure of maintaining their respective Term Loans consisting of Offshore Rate Loans for such Interest Period, the Agent shall forthwith so notify the Company and the Lenders, whereupon the obligations of the Lenders having a Term Loan Exposure Continue Term Loans as Offshore Rate Loans, or to Convert Term Loans consisting of Reference Rate Loans into Term Loans consisting of Offshore Rate Loans, shall be suspended until the Agent shall notify the Company and the Lenders having a Term Loan Exposure that the circumstances causing such suspension no longer exist and any then outstanding Term Loans consisting of Offshore Rate Loans, shall at the end of the then current Interest Period for such Term Loans be Converted into Reference Rate Loans.

          (b)          The following in this Section 5.01(b) shall apply to any Loan (other than Term Loans) consisting of Offshore Rate Loans: if with respect to any Interest Period for Loans (other than Term Loans) consisting of Offshore Rate Loans, the Agent or the

Majority Lenders of the Class having Committed Loan Exposure determine (a) deposits in Dollars or the applicable Offshore Currency are not being offered to banks in the applicable offshore market for the applicable amount and Interest Period of the requested Offshore Rate Loan, (b) that for any reason adequate and reasonable means do not exist for ascertaining the Offshore Rate for such Interest Period, or (c) by the first day of such Interest Period, the Majority Lenders of the Class having Committed Loan Exposure notify the Agent that the Offshore Rate for such Interest Period will not adequately reflect the cost to the Majority Lenders of the Class having Committed Loan Exposure of making such Offshore Rate Loans or funding or maintaining their respective Offshore Rate Loans for such Interest Period, the Agent shall forthwith so notify the Company and the Lenders, whereupon the obligations of the Majority Lenders of the Class having Committed Loan Exposure to make or Continue Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans shall be suspended until the Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist and any then outstanding Loans (other than Term Loans) consisting of Offshore Rate Loans shall at the end of the then current Interest Period for such Loans be Converted into Reference Rate Loans; provided, that upon the request of the Majority Lenders of the Class having Committed Loan Exposure, the Company shall repay all or any part of any outstanding Offshore Currency Loans (as so requested) with the proceeds of new Reference Rate Loans in the Equivalent Amount of the Offshore Currency Loans to be repaid, and the Company shall be deemed to have requested such Reference Rate Loans, which shall be made by the Lenders that had such Offshore Currency Loans without satisfaction of the conditions precedent set forth in Section 7.03.

          5.02         Additional Interest on Offshore Rate Loans.  The Company shall pay to each Lender, on demand of such Lender, (a) as long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional amounts as are sufficient to compensate such Lender for such additional or increased costs and (b) in respect of any Offshore Currency Loans, as long as such Lender shall be required under any applicable regulations of the central bank or other relevant Governmental Authority in the country in which the Offshore Currency of such Offshore Currency Loan circulates to maintain reserves with respect to similar liabilities or assets, additional amounts as are sufficient to compensate such Lender for such additional or increased costs.

          5.03         Increased Costs.  If, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements covered by Section 5.02) in or in the interpretation of any law or regulation after the date hereof (except to the extent such introduction, change or interpretation affects Taxes or Other Taxes) or (b) the compliance with any guideline or request issued after the date hereof (except to the extent such guideline or request affects Taxes or Other Taxes) from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall, subject to Section 5.08(b), be liable for, and shall from time to time, upon demand therefor by such Lender to the Company through the Agent, pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.  For purposes of this Section 5.03, the term “Taxes” shall have the meaning specified in Section 4.05(a) without regard to the exclusions set forth in Section 4.05(a).

          5.04         Illegality.  Notwithstanding any other provision of this Agreement, if the introduction of any Requirement of Law, or in the interpretation or administration of any Requirement of Law shall, after the date hereof, make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its applicable Lending Office to make or Continue Committed Loans or Term Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans, or if any Lender determines that a change in national or international financial, political or economic conditions or exchange controls has occurred which would, in the opinion of such Lender, make it impractical for such Lender to make or Continue Committed Loans or Term Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans, then, on notice thereof and demand therefor by such Lender to the Company through the Agent, (a) the obligation of such Lender to make or to Continue Committed Loans or Term Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans shall terminate and (b) the Company shall forthwith prepay in full all Offshore Rate Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the then current Interest Period applicable to each such Offshore Rate Loan if such Lender may lawfully continue to maintain such Offshore Rate Loan to such day, or immediately if such Lender may not lawfully continue to maintain such Offshore Rate Loan to such day, unless the Company, on or prior to the date on which it would otherwise be required to prepay such Offshore Rate Loan, Converts all Offshore Rate Loans of all Lenders then outstanding into Reference Rate Loans; provided, that upon the request of the Majority Lenders of the Class having Committed Loan Exposure, the Company shall repay all or any part of any outstanding Offshore Currency Loans (as so requested) with the proceeds of new Reference Rate Loans in the Equivalent Amount of the Offshore Currency Loans to be repaid, and the Company shall be deemed to have requested such Reference Rate Loans, which shall be made by the Lenders without satisfaction of the conditions precedent set forth in Section 7.03.

          5.05         Capital Adequacy.  In the event that any Lender shall determine that the compliance with any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or other Governmental Authority, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and such Lender (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy and such Lender’s or such corporation’s desired return on capital) determines that the amount of such capital is increased as a consequence of such Lender’s obligation under this Agreement, then the Company shall, subject to Section 5.08(b), be liable for and shall from time to time, upon demand therefor by such Lender through the Agent, pay to the Agent for the account of such Lender such additional amounts as are sufficient to compensate such Lender for such increase.

          5.06         Funding Losses.

          (a)          If the Company makes any payment or prepayment of principal with respect to any Offshore Rate Loan (including payments made after any acceleration thereof or prepayments made with Reference Rate Loans pursuant to Section 2.13, 2.14, 5.01 or 5.04) or Converts any Loan from a Offshore Rate Loan to a Reference Rate Loan on any day other than the last day of an Interest Period applicable thereto, the Company shall pay to each Lender, upon demand therefor by such Lender, the amount (if any) by which (i) the present value of the additional interest which would have been payable on the amount so received had it not been received until the last day of such Interest Period exceeds (ii) the present value of the interest which would have been recoverable by such Lender by placing such amount so received on deposit in the relevant interbank market for a period starting on the date on which it was so received and ending on the last day of such Interest Period.  For purposes of determining present value under this Section 5.06(a), interest amounts shall be discounted at a rate equal to the sum of (A) the Offshore Rate determined two Business Days before the date on which such principal amount is received for an amount substantially equal to the amount received and for a period commencing on the date of such receipt and ending on the last day of the relevant Interest Period, plus (B) (x) in the case of any Offshore Rate Loan other than a Term Loan, the percentage above the Offshore Rate payable in respect of such Offshore Rate Loan pursuant to Section 2.09(b)(ii) and (y) in the case of any Term Loan consisting of an Offshore Rate Loan, the percentage above the Offshore Rate payable in respect of such Offshore Rate Loan pursuant to Section 2.09(d).

          (b)          If (i) the Company fails to prepay, borrow, Convert or Continue any Offshore Rate Loan after a notice of prepayment, Borrowing, Conversion or Continuation has been given (or is deemed to have been given) to any Lender or (ii) any Offshore Currency Loan shall be redenominated in Dollars for any purpose hereunder, the Company shall reimburse each Lender, upon demand therefor by such Lender, for any resulting loss and expense incurred by it, including any loss incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender from third parties to fund any Offshore Rate Loan.

          (c)          If for any reason any Lender receives all or part of the principal amount of a Bid Loan owed to it prior to the scheduled maturity date thereof, the Company shall, on demand by such Lender, pay such Lender the amount (if any) by which (i) the present value of the additional interest which would have been payable on the amount so received had it not been received until such maturity date exceeds (ii) the present value of the interest which would have been recoverable by such Lender by placing such amount so received on deposit in the London interbank market for a period starting on the date on which it was so received and ending on such maturity date.  For purposes of determining present value under this Section 5.06(c), interest amounts shall be discounted at a rate equal to the sum of (A) the Offshore Rate determined two Business Days before the date on which such principal amount is received for an amount substantially equal to the amount received and for a period commencing on the date of such receipt and ending on such maturity date, plus (B) (x) in the case of any Offshore Rate Loan other than a Term Loan, the percentage above the Offshore Rate payable in respect of such Offshore Rate Loan pursuant to Section 2.09(b)(ii) and (y) in the case of any Term Loan consisting of an Offshore Rate

Loan, the percentage above the Offshore Rate payable in respect of such Offshore Rate Loan pursuant to Section 2.09(d).

          (d)          If any payment or prepayment of principal of any Swing Line Loan (other than a Swing Line Loan that is a Reference Rate Loan) is made by the Company to the Swing Line Lender on a day other than the last day of the Interest Payment Date for such Swing Line Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise, or any failure by the Company (for a reason other than the failure of the Swing Line Lender to make a Swing Line Loan) to prepay or borrow any Swing Line Loan (other than a Swing Line Loan that is a Reference Rate Loan) on the date or in the amount notified by the Company, the Company shall, upon demand by the Swing Line Lender (with a copy of such demand to the Agent), pay to the Swing Line Lender any amounts required to compensate the Swing Line Lender for any losses, costs or expenses incurred by it as a result of such payment, prepayment or failure, including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Swing Line Loan (other than a Swing Line Loan that is a Reference Rate Loan) or from fees payable to terminate the deposits from which such funds were obtained.

          5.07         Funding; Certificates of Lenders.

          (a)          Each Lender may fulfill its obligation to make, Continue or Convert Loans into Offshore Rate Loans by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Offshore Rate Loans; provided, however, that such Offshore Rate Loans shall in such event be deemed to have been made and to be held by such Lender and the obligation of the Company to repay such Offshore Rate Loans shall be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Company hereby consents and agrees that, for purposes of any determination to be made pursuant to Section 5.01, 5.02, 5.03, 5.04 or 5.06, it shall be conclusively assumed that each Lender elected to fund all Offshore Rate Loans by a matching deposit or other borrowing in the applicable offshore interbank market.

          (b)          Any Lender claiming reimbursement or compensation pursuant to Sections 4.05, 5.02, 5.03, 5.05 and/or 5.06 shall deliver to the Company through the Agent a certificate setting forth in reasonable detail the basis for computing the amount payable to such Lender hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.  The Company shall pay to any Lender claiming compensation or reimbursement from the Company pursuant to Sections 5.02, 5.03, 5.05 or 5.06 the amount requested by such Lender no later than five Business Days after such demand.

          5.08         Change of Lending Office; Limitation on Increased Costs.

          (a)          Each Lender agrees that upon the occurrence of any event giving rise to the operation of Section 4.05(c) or 4.05(d) or Sections 5.02, 5.03, 5.04 or 5.05 with respect to such Lender, it will use commercially reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize the imposition of any costs and expenses pursuant to such Sections and to designate a different Lending Office for any Loans affected by such event with the object of avoiding the consequence of the event giving rise to the operation of such Section.  Nothing in this Section 5.08 shall affect or postpone any of the obligations of the Company or the right of any Lender provided in Section 4.05(c) or 4.05(d) or Sections 5.02, 5.03, 5.04 or 5.05.

          (b)          Notwithstanding the provisions of Sections 4.05(c), 4.05(d), 5.02, 5.03 and 5.05, the Company shall only be obligated to compensate any Lender for any amount arising or occurring during (i) any time or period commencing (A) in the case of Section 4.05(c) or 4.05(d), not more than six months and (B) in the case of Sections 5.02, 5.03 or 5.05, not more than three months, prior to the date on which such Lender notifies the Agent and the Company that such Lender proposes to demand such compensation and (ii) any time or period during which, because of the unannounced retroactive application of any statute, regulation or other basis, such Lender could not have known that such amount might arise or accrue.

          5.09         Replacement of Lenders.  The Company may from time to time for reasonable cause, as determined by the management of the Company, including invocation of any provision of this Article 5 by any Lender, designate one or more banks (any such bank so designated being herein called a “Replacement Lender”) willing, in its or their sole discretion, to purchase all of the Loans (including participations in L/C Obligations and in Swing Line Loans, and excluding Bid Loans) of any one or more Lenders and each such Lender’s rights hereunder (other than any such rights with respect to Bid Loans), without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans (other than Bid Loans) payable to such Lender plus any accrued but unpaid interest on such Loans (other than Bid Loans) and accrued but unpaid facility fees in respect of such Lender’s Commitment, if any, and any other amounts payable to such Lender under this Agreement or any other Loan Document (other than with respect to Bid Loans), including any amount payable pursuant to Section 5.06 as though such Lender’s Offshore Rate Loans were being prepaid on the date of such purchase, and to assume all the obligations of such Lender hereunder (other than with respect to Bid Loans), and, upon such purchase, such Lender shall no longer be a party hereto or have any rights hereunder (except those that pertain to its Bid Loans and those that survive full payment hereunder) and shall be relieved from all obligations to the Company hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder (other than with respect to Bid Loans).

ARTICLE 6
REPRESENTATIONS AND WARRANTIES

          The Company represents and warrants to the Lenders and the Agent that, on the Closing Date both immediately before and after giving effect to the consummation of the Fort James Acquisition and on each date thereafter upon which these representations and warranties are made or deemed made:

          6.01        Corporate Existence; Compliance with Law.  The Company, Offeror, and each other Restricted Subsidiary:

          (a)          is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b)          is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except where the failure to be so qualified is not likely to have a Material Adverse Effect;

          (c)          has all requisite corporate power and authority to own, pledge, mortgage, hold under lease and operate its properties and to conduct its business as now or currently proposed to be conducted; and

          (d)          is in compliance with all Requirements of Law applicable to it and its business except for such non-compliance which is not likely to have a Material Adverse Effect.

          6.02        Corporate Power; Authorization. The execution, delivery and performance by Offeror, and each Loan Party of each of the Loan Documents and each Merger Document to which such Person is a party:

          (a)          are within the respective corporate powers of such Person;

          (b)          have been, or prior to such execution will have been, duly authorized by all necessary corporate action, including the consent of shareholders where required;

          (c)          do not:

(i) contravene the articles or certificate of incorporation or by-laws of such Person;

(ii) violate any other Requirement of Law;

              (iii)        conflict with or result in the breach of, or constitute a default under, any Contractual Obligation of such Person, except for such conflicts, breaches or defaults which are not likely to have a Material Adverse Effect and which do not subject any Lender or the Agent to any criminal liability or any material civil liability; or

(iv) result in the creation or imposition of any Lien upon any of the property of any Person; and

          (d)          do not require the consent of, authorization by, approval of or notice to, or filing or registration with, any Governmental Authority or any other Person other than (i) as of the Closing Date, those which have been obtained, made or given, are in full force and effect, and which are fully disclosed on Schedule 6.02(d) and (ii) those which are not required to be obtained, made or given as of the Closing Date but which will be obtained, made or given as and when required.

          6.03         Enforceable Obligations.  This Agreement, each other Loan Document and Merger Document to which Offeror, and any Loan Party is a party have been duly executed and delivered by such Person.  This Agreement is, each other Loan Document and Merger Document when delivered hereunder will be, legal, valid and binding obligations of each Person party thereto, enforceable against each such Person in accordance with their respective terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.

          6.04         Taxes.  As of the Closing Date, the Company, Offeror, and each other Restricted Subsidiary have filed all federal, state, local and foreign tax returns which are required to have been filed in any jurisdiction and have paid all taxes shown to be due thereon or otherwise assessed, to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Person has set aside on its books reserves (adequate in accordance with, and segregated to the extent required by, GAAP) and the non-filing or non-payment of which is not likely to have a Material Adverse Effect.

          6.05         Financial Matters.

          (a)          The consolidated balance sheets of the Company and its Subsidiaries as of the last day of the fiscal year ended on January 1, 2000, and the last day of the fiscal quarter ended July 1, 2000, and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year and fiscal quarter (and in the case of such balance sheets and statements for such fiscal year, with reports thereon by Arthur Andersen & Co., independent public accountants), copies of which have been delivered to the Agent and each Lender prior to the execution of this Agreement, fairly present the consolidated financial position of the Company and its Subsidiaries as of the date of said balance sheets and the consolidated results of their operations for the period covered by said statements of income and cash flows, and have been prepared in accordance with GAAP consistently applied in all material respects by the Company and its Subsidiaries throughout the periods involved, except as set forth in the notes thereto.  There are no material liabilities, contingent or otherwise, of the Company or any Subsidiary not reflected in the consolidated balance sheet as of January 1, 2000 or in the notes thereto which are required to be disclosed therein.

          (b)          Since January 1, 2000, there has been no Material Adverse Effect and no development which is likely to have a Material Adverse Effect, except as reflected in the Company’s periodic reports filed with the Securities and Exchange Commission prior to the Closing Date.

          (c)          There is no material obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitments which is not reflected in the January 1, 2000 consolidated financial statements of the Company and its Subsidiaries or in the notes thereto which are required by GAAP to be disclosed therein and no liability reflected in such notes is likely to have a Material Adverse Effect.

          6.06         Litigation.  As of the Closing Date, there are no pending or, to the knowledge of the Company, threatened, actions or proceedings affecting the Company or any Restricted Subsidiary before any court or other Governmental Authority or any arbitrator that are likely to have a Material Adverse Effect.

          6.07        Subsidiaries.

          (a)   (i)   Set forth on Schedule 6.07(a) is a complete and correct list of all Restricted Subsidiaries and Unrestricted Subsidiaries of the Company as of the date hereof, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its incorporation and the percentage of shares of each class of its securities outstanding owned by the Company and each other Subsidiary of the Company; (ii) all of the outstanding shares of securities of each of the Subsidiaries of the Company listed on Schedule 6.07(a) have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary of the Company, free and clear of any Lien, except as otherwise permitted hereunder, and (iii) no Subsidiary of the Company owns any shares of securities of the Company.

          (b)          To the best of the Company’s knowledge, (i) set forth on Schedule 6.07(b) is a complete and correct list of all Subsidiaries of the Target as of September 13, 2000, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its incorporation and the percentage of shares of each class of its securities outstanding owned by the Target and each other Subsidiary of the Target; (ii) all of the outstanding shares of securities of each of the Subsidiaries of the Target listed on Schedule 6.07(b) have been validly issued, are fully paid and nonassessable and are owned by the Target or another Subsidiary of the Target, free and clear of any Lien, except as otherwise permitted hereunder, and (iii) no Subsidiary of the Target owns any shares of securities of the Target.

          6.08         Liens.  As of the Closing Date, there are no Liens of any nature whatsoever on any properties owned by the Company, Offeror or any other Restricted Subsidiary, other than Permitted Liens.

          6.09         No Burdensome Restrictions; No Defaults.

          (a)          As of the Closing Date, none of the Company or any Restricted Subsidiary is a party to any Contractual Obligation the performance of which is likely to have a Material Adverse Effect.

          (b)          As of the Closing Date, no provision or provisions of any applicable Requirement of Law has or is likely to have a Material Adverse Effect.

          (c)          None of the Company or any Restricted Subsidiary is in default under or with respect to any Contractual Obligation which default is likely to have a Material Adverse Effect.

          (d)          No Default or Event of Default has occurred and is continuing.

          6.10         Investment Company Act; Public Utility Holding Company Act.  None of the Company, Offeror or any Loan Party is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended, or a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 1935, as amended.  The making of the Loans by the Lenders, the application of the proceeds and repayment thereof by the Company and the consummation of the transactions contemplated by the Loan Documents and the Merger Documents will not violate any provision applicable to any such Person of (a) the Investment Company Act of 1940, as amended, or (b) any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

          6.11         Margin Regulations.  The making of the Loans by the Lenders and the use of the proceeds of the Loans by the Company does not violate Regulation T, U, or X of the Federal Reserve Board.

          6.12         Environmental Matters.  Except as set forth on Schedule 6.12:

          (a)          all facilities and property (including underlying groundwater) presently owned or leased by the Company or any of its Subsidiaries have been, and continue to be, owned or leased by the Company or its Subsidiaries in material compliance with all Environmental Laws, except for such non-compliance as is not likely to have a Material Adverse Effect;

          (b)          there are no pending or threatened

              (i)          claims, complaints, notices or requests for information received by the Company or any of its Subsidiaries with respect to any alleged violation of any Environmental Law which are likely to have a Material Adverse Effect, or

(ii) claims, complaints, notices or inquiries to the Company or any of its Subsidiaries regarding potential liability under any Environmental Law which are likely to have a Material Adverse Effect;

          (c)          except for Releases of Hazardous Materials which occurred after the date that the Company or any of its Subsidiaries sold, transferred, assigned or otherwise disposed of its interests in any previously owned or leased property, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by any such Person that are likely to have a Material Adverse Effect;

          (d)          the Company and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses except for such non-compliance as is not likely to have a Material Adverse Effect;

          (e)          (i) no property presently owned or leased by the Company or any of its Subsidiaries and (ii) to the best of the knowledge of the Company, no property previously owned or leased by the Company or any of its Subsidiaries is listed or proposed for listing (1) on the National Priorities List pursuant to CERCLA or (2) on any similar published state list of sites requiring investigation or clean-up where the cost of clean-up could reasonably be expected to have a Material Adverse Effect;

          (f)          to the knowledge of the Company, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries that are likely to have a Material Adverse Effect;

          (g)          the Company or any of its Subsidiaries has not directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar published state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against the Company or any of its Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA, except for such claims which are not likely to have a Material Adverse Effect;

          (h)          there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Company or any of its Subsidiaries that are likely to have a Material Adverse Effect; and

          (i)          to the knowledge of the Company, no conditions exist at, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, are likely to have a Material Adverse Effect.

          6.13        Labor Matters.  Except as set forth on Schedule 6.13, there are no strikes or other labor disputes or grievances or charges or complaints with respect to any employee or group of employees pending or, to the knowledge of the Company, threatened against the Company or any Restricted Subsidiary which are likely to have a Material Adverse Effect.

          6.14        ERISA Plans  During the twelve-consecutive-month period prior to the Closing Date, no steps have been taken to terminate any Pension Plan (other than a standard termination as defined in Section 4041(b) of ERISA for which a commitment to make the terminating Pension Plan sufficient is not required), and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.  Other than liability for benefit payments or contributions in the ordinary course, no condition exists or event or transaction has occurred with respect to any Plan which is likely to result in the incurrence by the Company or any member of the Controlled Group of any material liability, fine or penalty.  Each Plan complies with the applicable provisions of ERISA and the Code, except where such non-compliance is not likely to have a Material Adverse Effect. Except as disclosed on Schedule 6.14, neither the Company nor any Subsidiary of the Company has any material contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

          6.15        Swap Obligations.  None of the Company nor any of its Restricted Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations.  The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

          6.16        Full Disclosure.  None of the representations or warranties made by the Company, any Restricted Subsidiary, or Offeror in the Loan Documents and Merger Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company, any Restricted Subsidiary or Offeror in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Lenders prior to the Closing Date) and the Merger Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or otherwise necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

          6.17        Compliance with Merger Documents.  Each of the Company, Offeror, its other Restricted Subsidiaries, Target and Target’s Subsidiaries are in compliance with all material terms of each of the Merger Documents to which such Person is a party.  Each of the representations and warranties of each party to the Merger Agreement, including Target, are true and correct except as to such misrepresentations that could not reasonably be expected to have a Material Adverse Effect.

ARTICLE 7
CONDITIONS PRECEDENT

          7.01        Conditions Precedent to the First Loan.  The obligation of each Lender to make its initial Extension of Credit is subject to the satisfaction of the condition precedent that the Agent shall have received the following, each, unless otherwise specified below, dated as of the Closing Date, in form and substance satisfactory to the Agent and its counsel:

          (a)          Board Resolutions; Incumbency Certificates.  A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (i) the resolutions of the Board of Directors of such Person approving each Loan Document and Merger Document to which such Person is a party and the transactions contemplated hereby and thereby, (ii) all documents evidencing other necessary corporate action, if any, by each such Person with respect to each Loan Document and Merger Document to which such Person is a party and (iii) the names and signatures of the officers of each such Person authorized to act with respect to each Loan Document and Merger Document executed by it, upon which certificate the Agent and each Lender may conclusively rely until they shall have received a further certificate of the Secretary or Assistant Secretary of such Person canceling or amending such prior certificate;

          (b)          Articles of Incorporation; By-Laws and Good Standing.  Each of the following documents:

              (i)          the articles or certificate of incorporation of each Loan Party as in effect on the Closing Date, certified (A) by the Secretary of State of the state of incorporation of such Person as of a date reasonably close to the Closing Date, and (B) by the Secretary or an Assistant Secretary of such Person as of the Closing Date, and the by-laws of each

Loan Party, as in effect on the Closing Date, certified by the Secretary or an Assistant Secretary of such Person as of the Closing Date; and

(ii) a good standing certificate for each Loan Party from the Secretary of State of the state of incorporation of such Person as of a date reasonably close to the Closing Date;

          (c)          Subsidiary Guaranty (Multi-Year Revolving Credit Facility).  A guaranty, duly executed by each Principal Subsidiary, in substantially the form of Exhibit 7.01(c) (the “Subsidiary Guaranty (Multi-Year Revolving Credit Facility)”);

          (d)          Legal Opinions.  A favorable opinion addressed to the Agent and all Lenders from counsel to the Company and its Subsidiaries, in substantially the form of Exhibit 7.01(d) (which opinion the Company and its Subsidiaries hereby expressly instruct such counsel to prepare and deliver);

          (e)          Contribution Agreement (Multi-Year Revolving Credit Facility).  A duly executed copy of the Contribution Agreement, in substantially the form of Exhibit 7.01(e) (the “Contribution Agreement (Multi-Year Revolving Credit Facility)”);

          (f)          Termination of the 1999 Credit Agreements and the Fort James Credit Agreement.  Each of the 1999 Credit Agreement, the 1999 NAT Credit Agreement and the Fort James Credit Agreement and the commitments of the lenders thereunder shall have been terminated and all loans owing to the lenders thereunder shall have been paid in full (or the commitments of the lenders thereunder will be terminated and all loans owing to the lenders thereunder will be paid in full substantially contemporaneously with the events to occur on the Closing Date);

          (g)          Merger Documents.  A certificate of a Responsible Officer of the Company that the acquisition by Offeror of at least two-thirds of the shares of the Company Common Stock (as defined in the Merger Agreement) in fulfillment of the Minimum Condition under and as defined in the Merger Agreement shall be consummated simultaneously with the disbursement of the initial Loans in accordance with (i) the Merger Agreement, without any waiver or amendment not consented to by the Lenders of any term, provision or condition set forth therein if such waiver or amendment would adversely affect the Company, the Offeror, the Lenders or the Agent, and (ii) all applicable Requirements of Law of any Governmental Authority;

          (h)          Certain Amounts.  A flow of funds and disbursement schedule, certified by a Responsible Officer of the Company, demonstrating that the total purchase price to be paid by Offeror in connection with the completion of the Fort James Acquisition shall not exceed $6,500,000,000;

          (i)          Certificate.  A certificate of a Responsible Officer of the Company certifying that (i) at least two-thirds of the shares of Company Common Stock (as defined in the Merger Agreement) shall have been tendered in fulfillment of the Minimum Condition under and as defined in the Merger Agreement, (ii) each condition precedent set forth in Article VIII of the Merger Agreement (other than in Section 8.01(e) thereof) shall have occurred and (iii) none of the conditions set forth in Annex 1 of the Merger Agreement shall have occurred;

          (j)          Pro Forma Balance Sheet.  A pro forma consolidated balance sheet of the Company as of September 30, 2000 giving effect to the Fort James Acquisition, certified by a Responsible Officer of the Company;

          (k)          Merger Agreement, etc.  Copies certified by a Responsible Officer of the Company of the executed Merger Agreement and each of the other Merger Documents required to be delivered pursuant to the Merger Agreement;

          (l)          Evidence of Authority, etc.  Copies of such evidence of corporate authority and good standing with respect to the Merger Documents as were delivered or will be delivered in connection with the Merger Agreement; and

          (m)          Other Agreements.  Simultaneously with the Loans being funded hereunder, Bank of America, as agent under the Asset Disposition Bridge Facility, Capital Markets Bridge Facility, Timber Disposition Bridge Facility and 18-Month Revolver, will have notified the lenders under such facilities that the “Closing Date” under such facilities shall have occurred.

          7.02         Additional Conditions Precedent to the First Loan.  The obligation of each Lender to make its initial Extension of Credit is subject to the further conditions precedent that:

          (a)          No Material Adverse Effect.  (i) Except as disclosed in the Company’s SEC Reports (as defined in the Merger Agreement) filed on or before July 16, 2000 or in the Company’s Disclosure Schedule to the Merger Agreement, there shall not have occurred a material adverse change since January 1, 2000 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to date; and (ii) except as disclosed in the Target’s SEC Reports (as defined in the Merger Agreement) filed on or before July 16, 2000 or in the Target’s Disclosure Schedule to the Merger Agreement, there shall not have occurred a material adverse change since December 26, 1999 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Target and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to date.

          (b)          Margin Regulations.  All Loans made by the Lenders shall be in full compliance with all applicable Requirements of Law, including Regulations T, U and X of the Federal Reserve Board.

          (c)          Fees Costs and Expenses.  The Company shall have paid all fees referred to in Section 4.01 to the extent then due and payable and any other fees then due and payable, including, without limitation, to the Arrangers, and all reasonable costs and expenses referred to in Section 12.04 (including legal fees and expenses) and any indemnity pursuant to Section 12.05 which, in each case, may be then due and payable.

          (d)          Company Officer’s Certificate.  The Company shall have delivered to the Agent a certificate from a Responsible Officer of the Company in substantially the form of Exhibit 7.02(d) as to the satisfaction of the conditions set forth in this Section 7.02 and to the effect that on the Closing Date, the representations and warranties contained in Article 6 are correct.

          7.03         Conditions Precedent to Each Committed Loan, Swing Line Loan and Letter of Credit.  The obligation of each Lender to make any Extension of Credit in respect of each Committed Loan, each Swing Line Loan or each Letter of Credit shall be subject to the further conditions precedent that:

          (a)          Notice of Borrowing.  (i) In the case of any Committed Loan, the Agent shall have received (A) a Notice of Borrowing as required by Section 2.02 or (B) a Notice of Conversion/Continuation as required by Section 2.11, or (ii) in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required by Section 3.02, or (iii) in the case of any Swing Line Loan, the Agent and the Swing Line Lender shall have received a Swing Line Loan Notice as required by Section 2.15(b).

          (b)          Accuracy of Representations; No Default; Etc.  The following statements shall be true on the date of each Committed Loan, Swing Line Loan, Conversion, Continuation, or Issuance Date, as the case may be, before and after giving effect thereto:

              (i)          the representations and warranties contained in Article 6 (excluding, in the case of Conversions and Continuations, Section 6.05(b)) are correct on and (except for representations and warranties relating solely to a particular point in time) as of such date as though made on and as of such date; and

              (ii)         no Default or Event of Default has occurred and is continuing or would result from such Committed Loan,Swing Line Loan, Conversion or Continuation being made or Letter of Credit being Issued on such date.

          (c)          Other Assurances.  The Agent shall have received such other approvals, opinions or documents as any Lender through the Agent may reasonably request related to the transactions contemplated hereby.

          7.04        Conditions Precedent to Each Bid Borrowing.  The obligation of each Lender which is to make a Bid Loan in connection with a Bid Borrowing (including the initial Bid Borrowing) to make such Bid Loan shall be subject to the further conditions precedent:

          (a)          Promissory Notes.  If so requested by such Lender, the Company shall have delivered to such Lender a promissory note in the form of Exhibit 2.05(c) evidencing the Indebtedness of the Company in respect of such Bid Loan.

          (b)          Accuracy of Representations; No Default; Etc.  The following statements shall be true on the date of each Bid Borrowing, before and after giving effect thereto and to the application of the proceeds from the Bid Loans being made on such date:

              (i)          the representations and warranties contained in Article 6 are correct on and (except for representations and warranties relating solely to a particular point in time) as of such date as though made on and as of such date; and

(ii) no Default or Event of Default has occurred and is continuing or would result from such Bid Loan being made on such date.

ARTICLE 8
AFFIRMATIVE COVENANTS

          The Company covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or the Swing Line Lender shall have any commitment to make Swing Line Loans hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit remains outstanding unless the Required Lenders shall otherwise consent in writing:

          8.01         Application of Proceeds.  The Company will apply the proceeds of the Loans hereunder to:

          (a)          partially finance the Fort James Acquisition and pay fees and expenses related thereto in an amount not to exceed $3,250,000,000; and

          (b)          finance the ongoing working capital and other general corporate requirements (including the making of capital expenditures), of the Company and its Subsidiaries not in contravention of any Requirement of Law or any Loan Document.

          8.02         Compliance with Laws, Etc.  The Company will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable Requirements of Law except for such non-compliance as is being contested in good faith by appropriate proceedings or is not likely to have a Material Adverse Effect.

          8.03         Payment of Taxes, Etc.  The Company will pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, all lawful claims and all taxes, assessments and governmental charges or levies except where contested in good faith, by proper proceedings, if adequate reserves therefor have been established on the books of the Company in accordance with, and to the extent required by, GAAP, or if such non-payment (individually and in the aggregate with all other such non-payments) is not likely to have a Material Adverse Effect.

          8.04         Maintenance of Insurance.  The Company will maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company and such Subsidiaries operate; provided, however, that the Company and its Subsidiaries may self-insure to the extent that the Company or any such Subsidiary may in its discretion determine; and provided, further, that the Company may maintain insurance on behalf of any of its Subsidiaries.  Without limiting the generality of the foregoing, the Company will, and will cause each of its Subsidiaries to, maintain insurance coverages that are at least substantially the same as the insurance coverages maintained on the Closing Date.

          8.05         Preservation of Corporate Existence, Etc.  The Company will preserve and maintain, and cause each Restricted Subsidiary to preserve and maintain, its corporate existence, rights (charter and statutory), and franchises, except as permitted under Section 9.03 or except to the extent that the failure by the Company or any such Restricted Subsidiary to comply with the foregoing is not likely to have a Material Adverse Effect.

          8.06         Access.  The Company will from time to time, during normal business hours upon reasonable notice, or, if a Default or an Event of Default shall have occurred and be continuing, at any time upon notice to an officer of the Company having at least the rank of Vice President, permit the Agent, any Lender and any agent or representative thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries with any of their respective officers.

          8.07         Keeping of Books.  The Company will keep proper books of record and account, in which full and correct entries, on a consolidated basis for the Company and its Subsidiaries, shall be made of all financial transactions and the assets and business of the Company and its Subsidiaries in accordance with GAAP consistently applied.

          8.08         Maintenance of Properties, Etc   The Company will maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties in good repair, working order and condition, and from time to time make or cause to be made all necessary and proper repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 8.08 shall prevent the Company or any of its Subsidiaries from discontinuing the maintenance or preservation of any of its properties if such discontinuance is, in the opinion of the Company, desirable in the conduct of its business and is not likely to have a Material Adverse Effect.

          8.09         Financial Statements.  The Company will furnish to the Agent (to be promptly distributed to the Lenders), with sufficient copies for the Lenders:

          (a)          as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and the related statements of income and cash flows for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter;

          (b)          as soon as available and in any event within 90 days after the end of each fiscal year of the Company, audited consolidated balance sheets of the Company and its Subsidiaries as of the end of such year and the related consolidated statements of income, changes in shareholders’ equity and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such year; and

          (c)          at the same time it furnishes each set of financial statements pursuant to Sections 8.09(a) and (b), (i) a certificate of a Responsible Officer of the Company to the effect that no Default or Event of Default has occurred and is continuing (or if any Default or Event of

Default has occurred and is continuing, describing the same in reasonable detail and the action which the Company proposes to take with respect thereto) and (ii) a compliance certificate in substantially the form of Exhibit 8.09(c).

          8.10        Reporting Requirements.  The Company will furnish to the Agent (to be promptly distributed to the Lenders), with sufficient copies for the Lenders:

          (a)          promptly and in any event within three Business Days after the Company becomes aware of the existence of any Default or Event of Default, notice by telephone or facsimile specifying the nature of such Default or Event of Default, which notice, if given by telephone, shall be promptly confirmed in writing within five Business Days;

          (b)          promptly after the sending or filing thereof, copies of all reports which the Company sends to its security holders generally and copies of all reports and registration statements which the Company or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange (including the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K);

          (c)          promptly but not later than three Business Days after the Company becomes aware of any change by Moody’s or S&P in its Debt Rating, or of the rating determined on the Post-Acquisition Rating Date, notice by telephone or facsimile of such change or rating; and

          (d)          such other information respecting the business, prospects, properties, operations or condition, financial or otherwise of the Company or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

          8.11         ERISA Plans.  The Company will maintain and operate, and cause each Subsidiary to maintain and operate, each Plan in material compliance with ERISA and the Code and all applicable regulations thereunder.

          8.12         Environmental Compliance; Notice.  The Company will, and will cause each of its Subsidiaries to:

          (a)          endeavor to use and operate all of its facilities and properties in substantial compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in substantial compliance therewith, and handle all Hazardous Materials in substantial compliance with all applicable Environmental Laws;

          (b)          promptly upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, evaluate such claims, complaints, notices and inquiries and forward copies of (i) all such claims, complaints, notices and inquiries which individually are likely to have a Material Adverse Effect and (ii) all such claims, complaints, notices and inquiries, arising from a single occurrence which together are likely to have a Material Adverse Effect, and endeavor to promptly resolve all such actions and proceedings relating to compliance with Environmental Laws; and

          (c)          provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section 8.12.

          8.13        New Subsidiaries.  If the Company or any of its Subsidiaries at any time after the date hereof acquires, forms, or establishes any Principal Subsidiary or any Subsidiary becomes a Principal Subsidiary, the Company shall cause any such Principal Subsidiary to promptly (a) execute and deliver to Agent each of the Subsidiary Guaranty (Multi-Year Revolving Credit Facility) and the Contribution Agreement (Multi-Year Revolving Credit Facility) by executing and delivering the supplements thereto in the form attached as Exhibit 8.13(a); and (b) provide such evidence of due authorization, execution, and delivery of such Loan Documents as the Agent or the Required Lenders may reasonably require.  In addition to the foregoing, the Company will cause the Target to execute and deliver to each of the Lenders, promptly upon consummation of the Fort James Acquisition, an Assumption Agreement in the form of Exhibit 8.13(b) pursuant to which the Target will expressly assume all obligations of the Offeror under the Subsidiary Guaranty and Contribution Agreement.

          8.14         Merger Agreement.  The Company will cause Offeror to comply with each of its obligations under the Merger Agreement.

          8.15         Asset Sale Notices.

          Promptly and in any event within five Business Days after the Company or any of its Subsidiaries receives Net Proceeds from any Asset Sale where such Net Proceeds are to be applied in accordance with Section 2.14(b)(i) and/or Section 2.14(d)(i), the Company shall notify the Agent of such receipt and the amount of such Net Proceeds so received.

ARTICLE 9
NEGATIVE COVENANTS

The Company covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or the Swing Line Lender shall have any commitment to make Swing Line Loans hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit remains outstanding, unless the Required Lenders shall otherwise consent in writing:

          9.01         Liens, Etc.  The Company shall not create or assume and shall not permit any Restricted Subsidiary to create or assume, any Lien upon or with respect to any of its Principal Properties or shares of capital stock or Indebtedness of any Restricted Subsidiary, whether now owned or hereafter acquired, without making effective provision, and the Company in such case will make or cause to be made effective provision, whereby the Obligations shall be secured by such Lien equally and ratably with any and all other Indebtedness or obligations thereby secured, so long as such other Indebtedness or obligations shall be so secured; provided, however, that the foregoing shall not apply to any of the following:

          (a)          Liens existing on the Closing Date and set forth on Schedule 9.01;

          (b)          Liens on any Principal Property acquired, constructed or improved after the date of this Agreement which are created or assumed contemporaneously with, or within 120 days after, or pursuant to financing arrangements for which a firm commitment is made by a bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary) within 120 days after, the completion of such acquisition, construction or improvement to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or, in addition to Liens contemplated by Sections 9.01(c) and 9.01(d), Liens on any Principal Property existing at the time of acquisition thereof; provided, however, that in the case of any such acquisition, construction or improvement the Lien shall not apply to any property theretofore owned by the Company and/or one or more Restricted Subsidiaries other than, in the case of such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

          (c)          Liens on property or shares of capital stock or indebtedness of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or existing at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company, or to a Restricted Subsidiary;

          (d)          Liens on property or shares of capital stock of a corporation existing at the time such corporation becomes a Restricted Subsidiary;

          (e)          Liens to secure Indebtedness of a Restricted Subsidiary to the Company or one or more Restricted Subsidiaries;

          (f)          Liens in favor of the United States of America or any State thereof, or any department, agency or political subdivision of the United States of America or any State thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such Liens;

          (g)          Liens on timberlands in connection with an arrangement under which the Company and/or one or more Restricted Subsidiaries are obligated to cut or pay for timber in order to provide the lienholder with a specified amount of money, however determined;

          (h)          Liens created or assumed in the ordinary course of the business of exploring for, developing or producing oil, gas or other minerals (including in connection with borrowings of money for such purposes) on, or on any interest in, or on any proceeds from the sale of, property acquired or held for the purpose of exploring for, developing or producing oil, gas or other minerals, or production therefrom, or proceeds of such production, or material or equipment located on such property;

          (i)          Liens in favor of any customer arising in respect of performance deposits and partial, progress, advance or other payments made by or on behalf of such customer for goods produced or to be produced or for services rendered or to be rendered to such customer in the ordinary course of business, which Liens shall not exceed the amount of such deposits or payments;

          (j)          Liens on the property of the Company or any Restricted Subsidiary incurred or pledges and deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance, old-age pensions and other social security benefits other than in respect of employer plans subject to ERISA;

          (k)          Lienson Receivables and Related Assets to reflect sales of receivables or other accounts sold by the Company or any of its Restricted Subsidiaries pursuant to a Receivables Program;

          (l)          purchase money liens or purchase money security interests upon or in any other property acquired by the Company or any Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property;

          (m)          extensions, renewals and replacements of Liens referred to in Section 9.01(a) through (l) or this Section 9.01(m), provided, however, that the Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement, and such extension, renewal or replacement shall be limited to all or part of the property or assets which secured the Lien extended, renewed or replaced (plus improvements on such property);

          (n)          Liens imposed by law, such as workers’, materialmen’s, mechanics’, warehousemen’s, carriers’, lessors’, vendors’ and other similar Liens incurred by the Company or any Restricted Subsidiary arising in the ordinary course of business which secure its obligations to any Person;

          (o)          Liens created by or resulting from any litigation or proceedings which are being contested in good faith by appropriate proceedings; Liens arising out of judgments or awards against the Company and/or one or more Restricted Subsidiaries with respect to which the Company and/or such Restricted Subsidiary or Restricted Subsidiaries are in good faith prosecuting an appeal or proceedings for review; or Liens incurred by the Company and/or one or more Restricted Subsidiaries for the purpose of obtaining a stay or discharge in the course of any legal proceeding to which the Company and/or such Restricted Subsidiary or Restricted Subsidiaries are a party;

          (p)          Liens for taxes, assessments or other governmental charges or levies, either not yet due and payable or to the extent that non-payment thereof shall be permitted by Section 8.03, and landlord’s liens on property held under lease and tenants’ rights under leases;

          (q)          zoning restrictions, easements, licenses, reservations, restrictions on the use of real property or minor irregularities of title incident thereto which do not materially impair the value of any parcel of property material to the operation of the business of the Company and its Restricted Subsidiaries taken as a whole or the value of such property for the purpose of such business; and

          (r)          Liens arising in connection with Sale-Leaseback Transactions permitted by Section 9.02 or as required by Section 3.07.

Notwithstanding anything herein to the contrary, and notwithstanding the timing of the Target becoming a Restricted Subsidiary hereunder, nothing herein shall restrict the ability of either the Offeror or the Company from disposing of or granting a Lien on the capital stock of the Target until such time as such capital stock shall cease to be “margin stock” within the meaning of Regulations T, U and X of the Federal Reserve Board.

          9.02         Sale-Leaseback Transactions.  The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company and/or one or more Restricted Subsidiaries of any Principal Property (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company and one or more Restricted Subsidiaries or between Restricted Subsidiaries) which property has been or is to be sold or transferred by the Company and/or such Restricted Subsidiary or Restricted Subsidiaries to such Person (a “Sale-Leaseback Transaction”) unless (a) the Company and/or such Restricted Subsidiary or Restricted Subsidiaries would be entitled to incur Indebtedness secured by a Lien on such property without equally and ratably securing the Obligations pursuant to the provisions of Section 9.01, or (b) the Company shall apply or cause to be applied an amount equal to the Value of such Sale-Leaseback Transaction within 120 days of the effective date of any arrangement (i) to the retirement of Indebtedness for Borrowed Money incurred or assumed by the Company or any Restricted Subsidiary (other than indebtedness for borrowed money owed to the Company and/or one or more Restricted Subsidiaries) which by its terms matures on, or is extendable or renewable at the option of the obligor to, a date more than 12 months after the date of the incurrence or assumption of such indebtedness and which is senior in right of payment to, or ranks pari passu with, the Loans, or (ii) to the purchase of other property which will constitute “Principal Property” having a fair value in the opinion of the Board of Directors of the Company at least equal to the Value of such Sale-Leaseback Transaction, or (c) the Company shall use the net proceeds to repay Loans hereunder.

          Notwithstanding the provisions of Sections 9.01 and 9.02, the Company and any one or more of its Restricted Subsidiaries may nevertheless create or assume Liens which would otherwise require securing of the Obligations under said provisions, and enter into Sale-Leaseback Transactions without compliance with either Section 9.02(b) or 9.02(c), provided that the aggregate amount of all such Liens and Sale-Leaseback Transactions permitted by Section 9.02 of this Agreement and Section 8.02 of the Asset Disposition Bridge Facility, Capital Markets Bridge Facility, and 18-Month Revolver at any time outstanding (as measured by the sum of (a) all Indebtedness secured by all such Liens then outstanding or to be so created or assumed, but excluding secured Indebtedness permitted under the exceptions in Section 9.01, and (b) the Value of all such Sale-Leaseback Transactions then outstanding or to be so entered into, but excluding such transactions in which indebtedness is retired or property is purchased or Loans under any of the Asset Disposition Bridge Facility or Capital Markets Bridge Facility are repaid, or, if no such amounts are outstanding, if Loans under this Agreement or the 18-Month Revolver are repaid) shall not exceed 10% of Net Tangible Assets.

          9.03        Mergers, Etc.  The Company shall not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, whether now owned or hereafter acquired, to any Person; provided, however, that the Company may merge or consolidate with or into any corporation (whether or not affiliated with the Company) or convey, transfer, lease or otherwise dispose of all or substantially all of its assets, to any other corporation (whether or not affiliated with the Company) authorized to acquire or operate the same, so long as (a) either (x) in the case of such merger or consolidation, the Company is the surviving corporation or (y) if either (i) in the case of such merger or consolidation, if the Company is not the surviving corporation, or (ii) upon any such conveyance, transfer, lease or other disposition, the surviving or transferee corporation expressly assumes the due and punctual payment of all Obligations according to their terms and the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed by the Company; and (b) after giving effect to such transaction, no Default or Event of Default exists and the Company or such surviving Person, as applicable, has demonstrated its compliance with Section 9.08 to the reasonable satisfaction of the Required Lenders.

          9.04        Transactions with Affiliates.  The Company shall not enter into or be a party to, or permit any of its Restricted Subsidiaries to enter into or be a party to, any transaction with any Affiliate of the Company except for the following:

          (a)          as may be permitted under Sections 9.01, 9.02, or 9.03;

          (b)          transactions in the ordinary course of business which are not likely to have a Material Adverse Effect;

          (c)          any Subsidiary of the Company may distribute or dividend to the Company or any Principal Subsidiary all or a portion of such Subsidiary’s assets, including such Subsidiary’s holdings of the capital stock of or other equity interest in any of the other Subsidiaries of the Company; provided that, in the case of such distribution or dividend to a Principal Subsidiary, such Principal Subsidiary (x) is a direct or indirect wholly-owned Subsidiary of the Company and (y) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13;

          (d)          the Company (i) may contribute all or a portion of the Company’s assets relating to the Company’s consumer products, packaging and pulp and paper businesses, including any of the Company’s holdings of the capital stock or other equity interests in its Subsidiaries engaged in the consumer products, packaging and pulp and paper businesses to a Principal Subsidiary and may assign to such Principal Subsidiary certain liabilities relating to the Company’s consumer products, packaging and pulp and paper businesses, and such Principal Subsidiary may assume such liabilities, and (ii) may enter into any other transactions with such Principal Subsidiary reasonably related to such contribution; provided that, in the case of clause (i) or (ii) above in this clause (d), (A) all of the capital stock of or other equity interest in such Principal Subsidiary is directly wholly-owned by the Company and (B) such Principal Subsidiary has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13;

          (e)          any Restricted Subsidiary (i) may merge with and into or consolidate into any Principal Subsidiary so long as such Principal Subsidiary is the surviving corporation of such merger or consolidation or (ii) may contribute, distribute, dividend or transfer assets to any Principal Subsidiary upon liquidation or otherwise; provided that (A) in the case of clause (i) or (ii) above in this clause (e), such Principal Subsidiary (x) is a direct or indirect wholly-owned Subsidiary of the Company and (y) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13 and (B) in the case of any such transfer of assets, such transfer is on fair and reasonable terms and conditions substantially as favorable to such Restricted Subsidiary as would be obtainable by such Restricted Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate of such Restricted Subsidiary;

          (f)          the Company or any of its Subsidiaries may receive from any Subsidiary of the Company by way of distribution or dividend, or may contribute to a joint venture, assets relating to the Procurement Business of the Company or any of its Subsidiaries, including any capital stock or other equity interest in any Subsidiary of the Company whose principal business is the Procurement Business; provided that, in the case of such contribution to a joint venture, all of the capital stock of or other equity interest in such joint venture is owned directly and exclusively by the Company and a Principal Subsidiary, and such Principal Subsidiary (x) is a direct or indirect wholly-owned Subsidiary of the Company and (y) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13;

          (g)          the Company may contribute, distribute or dividend all of its holdings of capital stock of Unisource to a Principal Subsidiary; provided that (i) such Principal Subsidiary (A) is a direct or indirect wholly-owned Subsidiary of the Company and (B) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13, and (ii) immediately after giving effect to such contribution, distribution or dividend, all of the capital stock of Unisource constitutes all or substantially all the assets of such Principal Subsidiary; or

          (h)          the Company may lease (as a lessor or sublessor) any warehouse or distribution facility, including any office space contained therein, to a Restricted Subsidiary or a Principal Subsidiary so long as (A) such lease does not materially interfere with the conduct of the business of the Company and (B) such lease is on fair and reasonable terms and conditions substantially as favorable to the Company as would be obtainable by the Company at the time in a comparable arm’s length transaction with a Person other than an Affiliate of the Company.

          9.05         Accounting Changes.  The Company (a) shall not make, or permit any of its Subsidiaries to make, any significant change in accounting treatment and reporting practices except as permitted or required by GAAP or the Securities and Exchange Commission and (b) shall not designate a different fiscal year other than a fiscal year that ends on the closest Saturday to December 31 of each year.

          9.06         Margin Regulations.  The Company shall not use the proceeds of any Loan in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          9.07         Negative Pledges, Etc. The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any agreement prohibiting compliance by the Company with the provisions of the introduction to Section 9.01 or restricting the ability of the Company or any other Loan Party to amend or otherwise modify this Agreement or any other Loan Document.

          9.08         Leverage Ratio.  The Company will not permit the Leverage Ratio as of the end of any fiscal quarter of the Company set forth below to be greater than the percentage set forth below opposite such fiscal quarter:

Fiscal Quarter Ending On:	Percentage

December 29, 2001	72.50%
March 30, 2002	72.50%
June 29, 2002	72.50%
September 28, 2002	70.00%
December 28, 2002	70.00%
March 29, 2003	70.00%
June 28, 2003	67.50%
September 27, 2003	67.50%
January 3, 2004	67.50%
April 3, 2004	65.00%
July 3, 2004	65.00%
October 2, 2004	65.00%
January 1, 2005	65.00%
April 2, 2005	65.00%
July 2, 2005	65.00%
October 1, 2005	65.00%
December 31, 2005	65.00%

          9.09         Minimum Net Worth. The Company shall not permit the Adjusted Net Worth, measured as of the end of each fiscal quarter of the Company, to be less than the Required Net Worth measured as of the end of such fiscal quarter.

          9.10         Modification of Merger Agreement.  The Company will not, and will not permit the Offeror or any successor to, consent to any material modification, supplement or waiver of any provision of the Merger Agreement without the prior written consent of the Required Lenders.

          9.11         Interest Coverage Ratio.

          The Company will not permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Company set forth below to be less than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending On:	Ratio

December 29, 2001	2.25 to 1.00
March 30, 2002	2.25 to 1.00
June 29, 2002	2.25 to 1.00
September 28, 2002	2.25 to 1.00
December 28, 2002	2.50 to 1.00
March 29, 2003	2.25 to 1.00
June 28, 2003	2.25 to 1.00
September 27, 2003	2.25 to 1.00
January 3, 2004	2.25 to 1.00
April 3, 2004	2.50 to 1.00
July 3, 2004	2.75 to 1.00
October 2, 2004	3.00 to 1.00
January 1, 2005	3.00 to 1.00
April 2, 2005	3.00 to 1.00
July 2, 2005	3.00 to 1.00
October 1, 2005	3.00 to 1.00
December 31, 2005	3.00 to 1.00

          9.12         Indebtedness.

          Until the Leverage Ratio as of the last day of any fiscal quarter of the Company ending after the Covenant Effective Date for which the financial reports and the certificate have been delivered pursuant to Section 8.09(a) and Section 8.09(c), respectively, falls below 65%, the Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, Total Debt of the Company and its Subsidiaries on a consolidated basis the aggregate principal amount of which at any time outstanding exceeds on a consolidated basis for the Company and its Subsidiaries an amount equal to $13,065,000,000 less the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date from any Asset Sales by the Company or any of its Subsidiaries.

          9.13         Unisource Parent.

          If the contribution, distribution or dividend transaction described in Section 9.04(g) has occurred, then, so long as Unisource Parent remains a Subsidiary of the Company, the Company shall not permit Unisource Parent to own assets whereby the capital stock of Unisource does not constitute all or substantially all of the assets of Unisource Parent.

ARTICLE 10
EVENTS OF DEFAULT

          10.01         Events of Default.  The term “Event of Default” shall mean any of the events set forth in this Section 10.01.

          (a)          Non-Payment.  The Company shall (i) fail to pay any principal of any Loan when the same shall become due and payable; or (ii) fail to pay any interest on any Loan or fail to pay any fee due under this Agreement within three Business Days after the same shall become due and payable; or

          (b)          Representations and Warranties.  Any representation or warranty made by the Company in this Agreement or by any Loan Party in any other Loan Document or in any certificate, document or financial or other statement delivered at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect or untrue in any material respect when made or deemed made; or

          (c)          Specific Defaults.  The Company shall fail to perform or observe any term, covenant or agreement contained in Sections 8.01, 8.05, 8.06 or 8.10(a) or Article 9; or

          (d)          Other Defaults.  The Company shall fail to perform or observe any other term or covenant contained in this Agreement or any Loan Party shall fail to perform any other term or covenant in any other Loan Document, and such Default shall continue unremedied for a period of 30 days after the date upon which written notice thereof shall have been given to the Company by the Agent at the request of the Required Lenders or otherwise; or

          (e)          Default under Other Agreements.  Any “Event of Default” shall occur and be continuing under any of the 18-Month Revolver, Asset Disposition Bridge Facility, Capital Markets Bridge Facility or Timber Disposition Bridge Facility or any default shall occur and be continuing under the terms applicable to:

              (i)          any Funded Indebtedness or any Indebtedness or items of Indebtedness of the Company or any of its Subsidiaries (other than under this Agreement or any other Loan Document) which Funded Indebtedness or Indebtedness, as the case may be, has an aggregate outstanding principal amount of $100,000,000 or more, or

(ii) under one or more Swap Contracts of the Company or any of its Subsidiaries resulting in aggregate Swap Termination Values of the Company and its Subsidiaries of $100,000,000 or more and,

in either of the above cases, such default shall:

              (A) consist of the failure to pay such Indebtedness or such net obligations when due (whether at scheduled maturity, upon early termination, by required prepayment, acceleration, demand or otherwise) after giving effect to any applicable grace period; or

(B) result in, or continue unremedied and unwaived for a period of time sufficient to permit, the acceleration of such Indebtedness or the early termination of any such Swap Contract; or

          (f)          Bankruptcy or Insolvency.  The Company or any Restricted Subsidiary shall:

(i) generally fail to pay, or admit in writing its inability to pay, its debts as they become due;

              (ii)         commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect;

              (iii)        seek the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it;

(iv) make a general assignment for the benefit of creditors; or

(v) take any corporate action to authorize any of the foregoing; or

          (g)          Involuntary Proceedings.  An involuntary case or other proceeding shall be commenced against the Company or any Restricted Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any-substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Restricted Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

          (h)          Monetary Judgments.  One or more judgments or orders for the payment of money exceeding in the aggregate $75,000,000 shall be rendered against the Company or any of its Subsidiaries and either (i) enforcement proceedings shall have been initiated by any creditor upon such judgment or order or (ii) such judgment or order shall continue unsatisfied or unstayed for a period of 30 days; or

          (i)          Pension Plans.  Any of the following events shall occur with respect to any Pension Plan:

              (i)          the institution of any steps by the Company, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Company or any such member could reasonably expect to be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan or the PBGC, in excess of $75,000,000; or

(ii) a contribution failure occurs with respect to any Pension Plan which gives rise to a Lien under Section 302(f) of ERISA with respect to a liability or obligation in excess of $75,000,000; or

          (j)          Change in Control.  The acquisition by any Person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission under the Securities Exchange Act of

1934), or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of either (i) 33-1/3% or more of the outstanding shares of voting stock of the Company or (ii) the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise; or

          (k)          Impairment of Certain Documents.  Except as otherwise expressly permitted in any Loan Document, any of the Loan Documents shall terminate or cease in whole or in part to be the legally valid, binding, and enforceable obligation of the relevant Loan Party, or such Loan Party or any Person acting for or on behalf of any Loan Party, contests such validity, binding effect or enforceability, or purports to revoke any Loan Document; or

          10.02       Remedies.  If any Event of Default shall have occurred and be continuing:

          (a)          The Agent shall at the request of, or may with the consent of, the Required Lenders, declare each of the Commitments, the commitment of the Issuing Bank to Issue Letters of Credit and the commitment of the Swing Line Lender to make Swing Line Loans to be terminated, whereupon the Commitments and such commitments shall forthwith be terminated; and/or

          (b)           The Agent shall at the request of, and may with the consent of, the Required Lenders, declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, which amount the Company shall immediately Cash Collateralize in full, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon and all other Obligations payable hereunder or under any other Loan Document to be immediately due and payable, whereupon the Loans, all such interest and all such Obligations shall become and be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and/or

          (c)          The Agent shall at the request of, and may with the consent of, the Required Lenders, exercise all rights and remedies available to it as Agent under any Loan Document;

provided, however, that upon the occurrence of any Event of Default specified in Section 10.01(f)(ii) or Section 10.01(g) or in the event of an actual or deemed entry of an order for relief with respect to the Company or any of its Subsidiaries under any bankruptcy, insolvency or other similar law now or hereafter in effect, each of the Commitments, the commitment of the Issuing Bank to Issue Letters of Credit and the commitment of the Swing Line Lender to make Swing Line Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest accrued thereon and all other Obligations shall automatically become due and payable without further action of the Agent or, any Lender or the Swing Line Lender.  Notwithstanding anything else provided herein, upon the occurrence and the continuance of an Event of Default, any of the Agent and the Lenders may exercise any and all remedies available to it under law and equity.

ARTICLE 11
THE AGENT

          11.01        Appointment.  Each Lender hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities except those expressly set forth herein or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.  Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

          The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Required Lenders to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Article 11 with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term “Agent”, as used in this Article 11, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

          11.02        Delegation of Duties.  The Agent may execute any of its duties under this Agreement or any other Loan Document by or through its employees, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

          11.03        Liability of Agent.  None of the Agent-Related Persons shall be (a) liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Company or any of its officers contained in this Agreement or by any Loan Party or any officer of any thereof in any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value of any collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Company or any other Loan Party to perform its obligations hereunder or thereunder.  No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties, books or records of the Company or any of its Subsidiaries.

          11.04        Reliance by Agent.

          (a)          The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon any advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Except to the extent expressly provided in Section 12.02, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or the consent of the Required Lenders and such request or consent and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans or any portion thereof.

          (b)          For purposes of determining compliance with the conditions specified in Sections 7.01 and 7.02, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or such Lender shall not have made available to the Agent such Lender’s Commitment Percentage of such Borrowing.

          11.05       Notice of Default.  The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees payable to the Agent for the account of the Lenders, unless the Agent shall have received notice from a Lender or the Company referring to this Agreement or any other Loan Document, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders.  The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Required Lenders in accordance with Article 10; provided, however, that unless and until the Agent shall have received any such request from the Required Lenders, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          11.06        Credit Decision.  Each Lender expressly acknowledges that no Agent-Related Person has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender.  Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, properties, operations or condition, financial or otherwise, and creditworthiness of the Company and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, properties, operations or condition, financial or otherwise, and creditworthiness of the Company and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, no Agent-Related Person shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, properties, operations or condition, financial or otherwise, and creditworthiness of the Company and its Subsidiaries which may come into the possession of any Agent-Related Person.

          11.07        Indemnification.  Each Lender agrees to indemnify each Agent-Related Person (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably in proportion to its Facility Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time after the repayment of the Loans and all other Obligations) be imposed on, incurred by or asserted against any Agent-Related Person in any way relating to or arising out of this Agreement or any other Loan Document or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any Agent-Related Person under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from any Agent-Related Person’s gross negligence or willful misconduct.  Without limiting the generality of the foregoing, each Lender agrees to reimburse the Agent-Related Persons promptly upon demand for its ratable share of any out-of-pocket expenses and reasonable fees of counsel incurred by the Agent-Related Person in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of its or the Lenders’ rights or responsibilities under, this Agreement, any other Loan Document or any document contemplated by or referred to herein to the extent that any Agent-Related Person is not reimbursed for such expenses by or on behalf of the Company.

          11.08        Agent in Individual Capacity.  Bank of America and its Affiliates may make loans to, issue, amend, renew (or participate in) letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with the Company and its Subsidiaries and their respective Affiliates as though Bank of America were not the Agent hereunder. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent or the Issuing Bank, and the terms “Lender” and “Lenders” shall include Bank of America in its individual capacity.  Without limiting the foregoing, each Lender acknowledges that Bank of America acts in the capacity as agent under the Asset Disposition Agreement, Capital Markets Agreement, Timber Disposition Agreement and 18-Month Revolver, and may act in such a capacity with respect to other credit facilities for or on behalf of the Company in the future.  Each Lender acknowledges that (i) it has, independently and without reliance on Bank of America and based on such documents and information as it has deemed appropriate, made its own investigation into those credit facilities, (ii) as of the date hereof, Bank of America has responded satisfactorily to any request by such Lender for information regarding such credit facilities; (iii) Bank of America may manage its relationship with the Company as it sees fit as though it were not the Agent hereunder, and (iv) Bank of America shall have no obligation to disclose to any Lender any information received by Bank of America in connection with such credit facilities.

          11.09        Successor Agent.  The Agent may resign at any time by giving written notice thereof to the Lenders and the Company and may be removed at any time with or without cause by the Required Lenders; provided that any such resignation by Bank of America shall also constitute its resignation as an Issuing Bank and Swing Line Lender.   Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent which shall be a commercial bank organized, chartered or licensed under the laws of the United States of America or of any State thereof having combined capital and surplus of at least $500,000,000.  If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment within 30 days after the notice of resignation or the removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, with the consent of the Company which consent shall not be unreasonably withheld or delayed, appoint a successor Agent, which shall be a commercial bank organized or chartered under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $500,000,000.  Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, Issuing Bank and Swing Line Lender, and the respective terms “Agent”, “Issuing Bank” and “Swing Line Lender” shall mean such successor administrative agent, Letter of Credit issuer and swing line lender, and the retiring Agent’s appointment, powers and duties as Agent shall be terminated and the retiring Issuing Bank’s and Swing Line Lender’s rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring Issuing Bank or Swing Line Lender or any other Lender, other than the obligation of the successor Issuing Bank to issue letters of credit in substitution for the Letters of Credit Issued by such retiring Issuing Bank, if any, outstanding at the time of such succession or to make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit Issued by such retiring Issuing Bank, and the retiring Agent shall be discharged from its future duties and obligations under this Agreement and the other Loan Documents.  After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of this Article 11 and Sections 12.04 and 12.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.  Notwithstanding the foregoing, however, Bank of America may not be removed as the Agent at the request of the Required Lenders unless Bank of America shall also simultaneously be replaced as an “Issuing Bank” and as “Swing Line Lender” hereunder pursuant to documentation in form and substance reasonably satisfactory to Bank of America.

          11.10        Other Agents.  None of the Lenders identified on the facing page or signature pages of this Agreement as a “Co-Syndication Agent,” “Managing Agent” or “Book Manager and Lead Arranger” shall have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to all Lenders as such.  Without limiting the foregoing, none of the Lenders so identified as “Co-Syndication Agent,” “Managing Agent” or “Book Manager and Lead Arranger” shall have or be deemed to have any fiduciary relationship with any Lender.  Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

          11.11        Release from Subsidiary Guaranty.  The Agent is hereby authorized and directed to release any Principal Subsidiary from the Subsidiary Guaranty (Multi-Year Revolving Credit Facility) in connection with any disposition or merger of such Principal Subsidiary permitted hereunder or any sale of all or substantially all of the assets of such Principal Subsidiary permitted hereunder.  In addition, if more than 50% of the capital stock or other ownership interest of Unisource or of Unisource Parent is sold to the extent permitted hereunder, then the Agent is hereby authorized and directed to (i) release Unisource from the Subsidiary Guaranty (Multi-Year Revolving Credit Facility), in the case of the sale of more than 50% of the capital stock of Unisource, or (ii) release both Unisource Parent and Unisource from the Subsidiary Guaranty (Multi-Year Revolving Credit Facility), in the case of the sale of more than 50% of the capital stock or other ownership interest of Unisource Parent.

          11.12        Agent May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Company) shall be entitled and empowered, by intervention in such proceeding or otherwise

          (a)          to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agent and their respective agents and counsel and all other amounts due the Lenders and the Agent under Sections 3.08, 4.01 and 12.04) allowed in such judicial proceeding; and

          (b)          to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Sections 4.01 and 12.04.

          Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Agent to vote in respect of the claim of any Lender in any such proceeding.

ARTICLE 12
MISCELLANEOUS

          12.01        Notices, Etc.  All notices, requests and other communications provided to any party under this Agreement shall, except as otherwise expressly specified herein, be in writing (including by facsimile) and mailed by overnight delivery, transmitted by facsimile or delivered: if to the Company, to its address specified on the signature pages hereof or such other address as shall be designated by such party in a notice to the other parties; if to any Lender, to its Domestic Lending Office specified opposite its name on Schedule 1.01(b) or any other address as designated by such Lender to the Company, the Agent and the Issuing Bank; if to the Agent or the Swing Line Lender, to the office specified in Schedule 1.01(b) or such other address as shall be designated by such party in a notice to the other parties; and if to any of the Issuing Banks, to the office specified in Schedule 1.01(b) or such other address as shall be designated by such party in a notice to the other parties.  All such notices and communications shall be effective, if transmitted by facsimile, when transmitted, or, if mailed by overnight delivery or delivered, upon delivery, except that (a) notices and facsimile communications to the Agent pursuant to Articles 2 or 11 shall not be effective until received by the Agent, (b) any notice by facsimile to the Agent or the Swing Line Lender must be confirmed by telephone or mail, (c) notices pursuant to Article 3 to the Issuing Bank shall not be effective until actually received by the Issuing Bank, and (d)  notices and facsimile communications to the Swing Line Lender pursuant to Articles 2 shall not be effective until received by the Swing Line Lender.  The Agent, the Issuing Banks, the Swing Line Lender and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing and Swing Line Loan Notices) purportedly given by or on behalf of the Company even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.

          12.02        Amendments, Etc.  No amendment or waiver of any provision of this Agreement or of any other Loan Document, and no consent to any departure by the Company or any other Loan Party herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and, in the case of amendments, the Company, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that

          (a)          no amendment, waiver or consent shall, unless in writing and signed by all the Lenders (with Obligations being directly affected in the case of following clauses (ii) and (iii)) and, in the case of amendments, the Company, do any of the following:

(i) increase the Commitments of the Lenders (other than by assignment); provided, however, that any Lender may increase its own Commitment without the consent of the other Lenders;

(ii) reduce the principal of, or interest on, any Loan (other than Bid Loans) or reduce the amount of any fees payable hereunder;

(iii) postpone any date fixed for any payment of principal of, or interest on, any Loan (other than Bid Loans) or any fees payable hereunder;

(iv) modify any requirement hereunder that any particular action be taken by all of the Lenders or by the Required Lenders or change the definition of “Required Lenders” or “Facility Pro Rata Share”;

              (v)         reduce, limit or terminate the Subsidiary Guaranty (Multi-Year Revolving Credit Facility) and/or the Contribution Agreement (Multi-Year Revolving Credit Facility) or release any Principal Subsidiary therefrom (except as permitted by Section 11.11);

(vi) amend or waive the provisions of Sections 4.06, 7.01 or 7.02;

(vii) amend this Section 12.02; or

              (viii)      impose any greater restriction on the ability of any Lender to assign any of its rights or obligations hereunder without the written consent of (i) in the case of such Lender having a Committed Loan Exposure, the Majority Lenders of the Class having Committed Loan Exposure and (ii) in the case of such Lender having a Term Loan Exposure, the Majority Lenders of the Class having Term Loan Exposure;

          (b)          no amendment, waiver or consent which affects the rights or duties of the Agent under this Agreement or any other Loan Document shall become effective unless signed by the Agent in addition to the Required Lenders or all the Lenders, as the case may be;

          (c)          no amendment, waiver or consent which affect the rights or duties of the Issuing Bank under the Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it shall become effective unless signed by the Issuing Bank in addition to the Required Lenders or all the Lenders, as the case may be;

          (d)          no amendment, waiver or consent which affects the principal amount, the rate of interest or the maturity date of any outstanding Bid Loan shall become effective without the consent of the Agent and the Lender having made such Bid Loan in addition to the Required Lenders or all the Lenders, as the case may be;

          (e)          no amendment, waiver or consent which affect the rights or duties of the Swing Line Lender under this Agreement or any other Loan Document shall become effective unless signed by the Swing Line Lender in addition to the Required Lenders or all the Lenders, as the case may be; and

          (f)          no amendment, waiver or consent which amends the definition of Majority Lenders or alters the required application of voluntary and mandatory prepayments or repayments, as between the various Classes, pursuant to Section 2.08 or Section 2.14 (although the Required Lenders may waive, in whole or in part, any such prepayment or repayment, so long as the application, as amongst the various Classes, of any such prepayment or repayment which is still required to be made is not altered) shall become effective unless signed by the Majority Lenders of each Class which is being allocated a lesser prepayment or repayment as a result of the actions described above in this Section 2.14(f) (or signed by the Majority Lenders of each Class in the case of an amendment to the definition of Majority Lenders) in addition to the Required Lenders or all the Lenders, as the case may be.

          Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of the Committed Loans or participations in L/C Obligations or in Swing Line Loans required to be funded by it hereunder (a “Defaulting Lender”) shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.

          12.03        No Waiver; Remedies.  No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          12.04        Costs and Expenses.  The Company agrees to pay on demand:

          (a)          all out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and any other document to be delivered hereunder or thereunder or in connection with the transactions contemplated hereby or thereby, including the out-of-pocket expenses and reasonable fees of counsel for the Agent (including local counsel which may be retained by the Agent) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents;

          (b)          all out-of-pocket costs and expenses incurred by the Agent or any Lender in connection with the preservation of any rights under any Loan Document or in connection with any restructuring or “work-out” of any of the Obligations (whether through negotiations, legal proceedings or otherwise), including the out-of-pocket expenses and reasonable fees of counsel for the Agent (including the allocated cost of in-house counsel);

          (c)          all out-of-pocket costs and expenses incurred by the Agent or any Lender in connection with the enforcement of any of the Obligations, including the out-of-pocket expenses and reasonable fees of counsel for the Agent or such Lender (including the allocated cost of in-house counsel);

          (d)          all out-of-pocket costs and expenses incurred by the Agent in connection with due diligence, transportation, use of computers, duplication, search reports and all filing and recording fees; and

          (e)          to each Lender being replaced pursuant to Section 5.09, the reasonable out-of-pocket expenses and reasonable fees of counsel not exceeding $5,000 in connection with such replacement.

          12.05        Indemnity.

          (a)          The Company agrees to indemnify and hold harmless the Agent-Related Persons, and each Lender and each of their Affiliates and all directors, officers, employees, agents and advisors of all of the foregoing (each, an “Indemnified Party”) from and against any and all claims, actions, proceedings, suits, damages, losses, liabilities, costs, expenses and disbursements, including the out-of-pocket expenses and reasonable fees of counsel (including the allocated cost of in-house counsel) which may be incurred by or asserted against any Indemnified Party as a result of any investigation, litigation, suit, action or proceeding (regardless of whether an Indemnified Party is a party thereto) arising out of, relating to, or in connection with this Agreement, any other Loan Document or any transaction or proposed transaction (whether or not consummated) financed or to be financed, in whole or in part, directly or indirectly, with the proceeds of any Borrowing (other than costs of the type covered by Section 12.04) or any other transaction contemplated hereby; except to the extent such claim, damage, loss, liability, cost or expense has resulted primarily from such Indemnified Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Notwithstanding any other provision contained in this Agreement, this indemnity shall not be limited in any way by the passage of time or the occurrence of any event.

          (b)          The Agent, the Arrangers and each Lender agree that if any investigation, litigation, suit, action or proceeding is asserted or threatened in writing or instituted against it or any other Indemnified Party, or any remedial, removal or response action is requested of it or any other Indemnified Party, for which the Agent, the Arrangers or any Lender may desire indemnity or defense hereunder, the Agent, the Arrangers or such Lender shall promptly notify the Company thereof in writing and agree, to the extent appropriate, to consult with the Company with a view to minimizing the cost to the Company of its obligations under this Section 12.05.  The Company will not be required to pay the fees and expenses of more than one counsel for the Indemnified Parties unless the employment of separate counsel has been authorized by the Company, or unless any Indemnified Party reasonably concludes that there may be defenses available to it which are not available to the other Indemnified Parties or that there is a conflict between its interests and those of the other Indemnified Parties.

          (c)          No action taken by legal counsel chosen by the Agent, the Arrangers or any Lender in defending against any such investigation, litigation, suit, action or proceeding or requested remedial, removal or response action shall vitiate or in any way impair the obligations and duties of the Company hereunder to indemnify and hold harmless each Indemnified Party;

provided, however, that if the Company is required to indemnify any Indemnified Party pursuant hereto, neither the Agent nor the Arrangers nor any Lender will settle or compromise any such investigation, litigation, suit, action or proceeding without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed) so long as the Company has provided evidence reasonably satisfactory to the Agent, the Arrangers or such Lender that the Company and its Subsidiaries on a consolidated basis do not at such time have a negative Net Worth.

          12.06       Right of Set-off.  Upon the occurrence and during the continuation of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits in whatever currency (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Company against any and all of the Obligations, whether or not such Lender shall have made any demand under this Agreement.  Each Lender agrees promptly to notify the Company after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each Lender under this Section 12.06 are in addition to any other right or remedy (including any other right of set-off) which such Lender may have under applicable law or under any Loan Document.

          12.07       Binding Effect.  This Agreement shall become effective when a counterpart hereof shall have been executed by the Agent and counterparts hereof executed by the Company and each Lender shall have been received by the Agent and notice thereof shall have been given by the Agent to the other parties hereto and thereafter shall be binding upon and inure to the benefit of the Company, the Agent and each Lender and their respective successors and assigns; provided, however, that (a) except as permitted under Section 9.03, the Company may not assign or transfer its rights or obligations hereunder without the prior written consent of all the Lenders and (b) the rights of assignment and transfer of the rights and obligations of the Lenders hereunder are subject to the provisions of Section 12.08.

          12.08       Assignments, Participations, Etc.

          (a)          Subject to Sections 12.08(b) and 12.08(e):

              (i)          Any Lender may with the prior consent of the Agent, and the Swing Line Lender (which consents will not be unreasonably withheld) and without the consent of the Company at any time assign to one or more Eligible Assignees all or any fraction of its Term Loans or its Commitment and outstanding Committed Loans (including for purposes of this Section 12.08(a)(i), participations in L/C Obligations and in Swing Line Loans) at the time owing to it in a minimum amount of (x) in the case of Term Loans, $1,000,000 and in multiples of $1,000,000 in excess thereof and (y) in the case of its Commitments and outstanding Committed Loans, so long as no Default or Event of Default exists, $10,000,000 (or in a minimum amount of $5,000,000 if a Default or Event of Default exists) and in multiples of $1,000,000 in excess thereof or, if its Commitment is less than $10,000,000, in the amount of its Commitment.

              (ii)         Any Lender may without the consent of the Company assign to another Lender all or any fraction of its Term Loans or its Commitment and outstanding Committed Loans (including for purposes of this Section 12.08(a)(ii), participations in L/C Obligations and in Swing Line Loans) at the time owing to it in a minimum amount of (x) in the case of Term Loans, $1,000,000 and in multiples of $1,000,000 in excess thereof and (y) in the case of its Commitments and outstanding Committed Loans, so long as no Default or Event of Default exists, $10,000,000 (or in a minimum amount of $5,000,000 if a Default or Event of Default exists) and in multiples of $1,000,000 in excess thereof or, if its Commitment is less than $10,000,000, in the amount of its Commitment.

              (iii)        Any Lender may at any time assign all or any portion of its rights under this Agreement and any promissory note issued pursuant to Section 2.05 to a Federal Reserve Bank; provided, however, that no such assignment shall release any Lender from its obligations hereunder.

              (iv)        Any Lender, if so requested by the Company under Section 5.09, shall assign to another Eligible Assignee its outstanding Term Loans and its entire Commitment and all outstanding Committed Loans (including for purposes of this Section 12.08(a)(iv), participations in L/C Obligations and in Swing Line Loans) at the time owing to it.

              (v)        Except as provided in Section 12.08(a)(iii), no Lender may assign any Bid Loans made by it hereunder except to another Lender or to any other Person to which it is also assigning all or a fraction of its Commitment and outstanding Loans (including for purposes of this Section 12.08(a)(v), participations in L/C Obligations and in Swing Line Loans, and excluding Bid Loans) at the time owing to it pursuant to Section 12.08(a)(i).

          (b)          No assignment shall become effective, and the Company and the Agent shall be entitled to continue to deal solely and directly with each Lender in connection with the interests so assigned by such Lender to an Assignee, until (i) such Lender and such Assignee shall have executed an Assignment and Assumption Agreement substantially in the form of Exhibit 12.08(b) (including whether such Loan to be assigned is a Committed Loan or Term Loan, or both) and written notice of such assignment, payment instructions, addresses, and related information with respect to such Assignee shall have been given to the Company and the Agent by such Lender and such Assignee, in substantially the form of Attachment A to Exhibit 12.08(b) (a “Notice of Assignment”); (ii) a processing fee in the amount of $3,500 shall have been paid to the Agent by the assignor Lender or the Assignee; and (iii) either (A) five Business Days shall have elapsed after receipt by the Agent of the items referred to in clauses (i) and (ii) or (B) if earlier, the Agent has notified the assignor Lender and the Assignee of its receipt of the items mentioned in clauses (i) and (ii) and that it has acknowledged the assignment by countersigning the Notice of Assignment.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitments assigned, except that this sentence shall not apply to rights in respect of outstanding Swing Line Loans.  In the case of any assignment of a Lender’s Committed Loans and/or Commitment, such assignment shall be null and void unless such assignment includes an assignment of each of such Lender’s Committed Loans and Commitment on an equal pro rata basis.

          (c)          From and after the effective date of any assignment hereunder, (i) the Assignee thereunder shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee by the assignor Lender, shall have the rights and obligations of a Lender hereunder and under each other Loan Document, and (ii) the assignor Lender, to the extent that rights and obligations hereunder have been assigned by it to the Assignee, shall be released from its future obligations hereunder and under each other Loan Document.

          (d)          Subject to Section 12.08(e), any Lender may at any time sell to one or more financial institutions or other Persons (each of such Persons being herein called a “Participant”) participating interests in any of the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it, its Commitment or other interests of such Lender hereunder ; provided, however, that:

(i) no participation contemplated in this Section 12.08(d) shall relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document;

(ii) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations;

              (iii)          the Company, the Agent, and the Issuing Bank shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and each other Loan Document; and

              (iv)          no Participant, unless such Participant is an Affiliate of such Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant’s consent, take any action of the type described in Section 12.02.

          The Company acknowledges and agrees that each Participant, for purposes of Sections 4.05, 4.06, 5.02, 5.03, 5.05, 5.06 or 12.06, shall be considered a Lender; provided, however, that for purposes of Sections 4.05, 5.02, 5.03, 5.05 and 5.06, no Participant shall be entitled to receive any payment or compensation in excess of that to which such Participant’s selling Lender would have been entitled with respect to the amount of such Participant’s participation interest if such Lender had not sold such participation interest.

          (e)          Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to Section 12.08(a)(i), (ii) or (iv), Bank of America may, (i) upon thirty (30) days’ notice to the Company and the Lenders, resign as an Issuing Bank and/or (ii) upon thirty (30) days’ notice to the Company, resign as Swing Line Lender.  In the event of any such resignation as Issuing Bank or Swing Line Lender, the Company shall be entitled to appoint from among the Lenders a successor Issuing Bank or Swing Line Lender hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as Issuing Bank or Swing Line Lender, as the case may be.  If Bank of America resigns Issuing Bank, it shall retain all the rights and obligations of an Issuing Bank hereunder with respect to all Letters of Credit Issued by it and outstanding as of the effective date of its resignation as an Issuing Bank and all L/C Obligations with respect thereto (including the right to require the Lenders to make Committed Loans consisting of Reference Rate Loans or fund risk participations in unreimbursed drawings pursuant to Section 3.03(c)).  If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Committed Loans consisting of Reference Rate Loan or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.15(c).

          12.09        Confidentiality.  Each Lender agrees that all nonpublic information provided to it by the Company or by the Agent on behalf of the Company in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby will be held and treated by such Lender, its agents, directors, Affiliates, officers and employees in confidence and further agrees and undertakes that neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement or relating to other business transactions between the Company and such Lender. Any Lender may disclose such information (a) at the request of any bank regulatory authority or in connection with an examination of such Lender by any such authority or examiner; (b) pursuant to subpoena or other court process; (c) when required to do so in accordance with the provisions of any applicable law; (d) at the written request or the express direction of any other agency of any State of the United States of America or of any other jurisdiction in which such Lender conducts its business; (e) as is reasonably required in connection with an Event of Default for the exercise of any remedy under this Agreement or any Loan Document; and (f) to such Lender’s independent auditors, counsel and other professional advisors. Notwithstanding the foregoing, the Company authorizes each Lender to disclose to any Participant or Assignee and any prospective Participant or Assignee such financial and other information in such Lender’s possession concerning the Company or its Subsidiaries which has been delivered to the Lenders pursuant to this Agreement or any other Loan Document or which has been delivered to the Lenders by the Company in connection with the Lenders’ credit evaluation of the Company and its Subsidiaries prior to entering into this Agreement; provided that such Participant or Assignee or prospective Participant or Assignee agrees in writing to such Lender to keep such information confidential to the same extent as required of the Lenders hereunder.

          12.10        Survival.  The obligations of the Company under Sections 4.05, 5.02, 5.03, 5.05, 5.06, 12.04 and 12.05, and the obligations of the Lenders under Sections 4.05(i) and 11.07, shall in each case survive the repayment of the Loans and all other Obligations and the termination of this Agreement and the Commitments; provided, however, that no request for reimbursement pursuant to such Sections (other than Sections 12.04(b) and 12.04(c) and Section 12.05) may be made more than six months after the termination of this Agreement and the Commitments.  The representations and warranties made by the Company in this Agreement and by each Loan Party in each other Loan Document shall survive the execution and delivery of this Agreement and such other Loan Document.

         12.11        Severability.  Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          12.12        Headings.  The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

          12.13        No Third Parties Benefited.  This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Lenders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

          12.14        Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          12.15        Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          12.16        ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE LENDERS AND THE AGENT AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF EXCEPT FOR THE FEE LETTER AND ANY PRIOR ARRANGEMENTS MADE WITH RESPECT TO THE PAYMENT BY THE COMPANY OF (OR ANY INDEMNIFICATION FOR) ANY FEES, COSTS OR EXPENSES PAYABLE TO OR INCURRED (OR TO BE INCURRED) BY OR ON BEHALF OF THE AGENT OR THE LENDERS.

          12.17        WAIVER OF JURY TRIAL.  EACH OF THE AGENT, THE LENDERS AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

          12.18       Judgment.

          (a)          If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under any Notes in any Offshore Currency into Dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase such other

Offshore Currency with Dollars at the FX Trading Office on the Business Day preceding that on which final judgment is given.

          (b)          The obligation of the Company in respect of any sum due from it to any Lender or the Agent hereunder or under any Note held by such Lender shall, notwithstanding any judgment in Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such other Offshore Currency such Lender or the Agent (as the case may be) may in accordance with normal banking procedures purchase such other Offshore Currency with Dollars; if the amount of Offshore Currency so purchased are less than the sum originally due to such Lender or the Agent (as the case may be) in such Offshore Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent (as the case may be) against such loss, and if the Offshore Currency so purchased exceed the sum originally due to any Lender or the Agent (as the case may be) in such Offshore Currency, such Lender or the Agent (as the case may be) agrees to remit to the Company such excess.

          12.19        Payments Set Aside. To the extent that any payment by or on behalf of the Company is made to the Agent or any Lender, or the Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its applicable share of any amount so recovered from or repaid by the Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

[Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GEORGIA-PACIFIC CORPORATION

By:

Name:

Title:

BANK OF AMERICA, N.A., as Agent, Issuing Bank, and as Lender

By:

Name:

Title:

MERRILL LYNCH CAPITAL CORP, as Co-Syndication Agent and as Lender

By:

Name:

Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Co-Syndication Agent and as Lender

By:

Name:

Title:

THE BANK OF NEW YORK

By:

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.

By:

Name:

Title:

BANK ONE, NA

By:

Name:

Title:

BNP PARIBAS

By:

Name:

Title:

THE CHASE MANHATTAN BANK

By:

Name:

Title:

CIBC INC.

By

Name:

Title:

CITIBANK, N.A.

By:

Name:

Title:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:

Name:

Title:

THE DAI-ICHI KANGYO BANK, LIMITED

By:

Name:

Title:

DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLAND BRANCHES

By:

Name:

Title:

By:

Name:

Title:

DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG, CAYMAN ISLAND BRANCH

By:

Name:

Title:

By:

Name:

Title:

THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:

Name:

Title:

KBC BANK N.V.

By:

Name:

Title:

THE SANWA BANK, LIMITED, acting through its New York Branch

By:

Name:

Title:

THE SUMITOMO BANK, LIMITED

By:

Name:

Title:

SUNTRUST BANK

By:

Name:

Title:

TORONTO-DOMINION (TEXAS), INC.

By:

Name:

Title:

UBS AG STAMFORD BRANCH

By:

Name:

Title:

WACHOVIA BANK, N.A.

By:

Name:

Title:

EXHIBIT A-2
to Seventh Amendment

EXHIBIT A-2
TO
SEVENTH AMENDMENT
TO
CREDIT AGREEMENT

The Exhibits and Schedules to the Credit Agreement are hereby amended as follows:

(a) Exhibit 2.05(d) (Form of Promissory Note (Term Loan)), a copy of which is attached hereto as Appendix A, is hereby added to the Credit Agreement.

(b) Exhibit 2.05(e) (Form of Promissory Note (Swing Line Loans)), a copy of which is attached hereto as Appendix B, is hereby added to the Credit Agreement.

          (c)     Exhibit 2.11(b) to the Credit Agreement is hereby amended by deleting Exhibit 2.11(b) in its entirety and inserting the new Exhibit 2.11(b), a copy of which is attached hereto as Appendix C, in replacement thereof.

(d) Exhibit 2.15(b) (Form of Swing Line Loan Notice), a copy of which is attached hereto as Appendix D, is hereby added to the Credit Agreement.

          (e)     Exhibit 8.09(c) to the Credit Agreement is hereby amended by deleting Exhibit 8.09(c) in its entirety and inserting the new Exhibit 8.09(c), a copy of which is attached hereto as Appendix E, in replacement thereof.

(f) Exhibit 12.08(b) (Form of Assignment and Assumption Agreement), a copy of which is attached hereto as Appendix F, is hereby added to the Credit Agreement.

          (g)     Schedule 1.01(b) to the Credit Agreement is hereby amended by adding the name of the Swing Line Lender and its address thereto as set forth in the addendum to Schedule 1.01(b), a copy of which is attached hereto as Appendix G.

(h) Schedule 2.01 (Lender’s Share of Committed Conversion Amount - Term Loans), a copy of which is attached hereto as Appendix H, is hereby added to the Credit Agreement.

APPENDIX A TO EXHIBIT A-2
to Seventh Amendment

Exhibit 2.05(d)
to Multi-Year Revolving Credit Agreement

FORM OF PROMISSORY NOTE (TERM LOAN)

[$____________]	_______________, ____

          For value received, on [____________], 200[ ], the undersigned promises to pay to the order of                                                             (the “Lender”) at the office of BANK OF AMERICA, N.A. (the “Agent”), specified in the Credit Agreement referred to below the Equivalent Amount of [________________] Dollars ($____________) or, if less, the aggregate unpaid principal amount of such Term Loan made by the Lender to the undersigned pursuant to the Credit Agreement (as defined below).

          The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.  Payments of both principal and interest are to be made in Same Day Funds and in the Applicable Currency.

          This Promissory Note is one of the promissory notes evidencing Term Loans described in, and is subject to the terms and provisions of, the Credit Agreement (Multi-Year Revolving Credit Facility) dated as of November 3, 2000 among Georgia-Pacific Corporation, certain financial institutions (including the Lender) party thereto, the Agent, and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto (as from time to time amended, modified, or supplemented, the “Credit Agreement”). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Term Loan owing to the Lender by the undersigned, and all payments made on account of principal thereof, may be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto or any continuation thereof, which is part of this Promissory Note; provided, however, that the failure of the Lender to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the undersigned hereunder or under any other Loan Document.

          Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned, the guaranty of this Promissory Note, and the terms and conditions under which the due date of this Promissory Note may be accelerated.

          This Promissory Note may only be assigned as provided in the Credit Agreement.

          The undersigned promises to pay all costs of collection, including reasonable attorney’s fees, incurred in the collection of this Promissory Note.

          The undersigned hereby waives presentment for payment, demand, protest, and notice of dishonor.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

GEORGIA-PACIFIC CORPORATION

By:

Name:
Title:

LOANS AND PRINCIPAL PAYMENTS

Amount of Loan Made				Amount of Principal Repaid			Unpaid Principal Balance

Date	Reference Rate Loan	Offshore Rate Loan	Interest Period (if applicable)	Currency	Reference Rate Loan	Offshore Rate Loan	Total	Offshore Rate Loan	Notation Made by

APPENDIX B TO EXHIBIT A-2
to Seventh Amendment

Exhibit 2.05(e)
to Multi-Year Revolving Credit Agreement

FORM OF PROMISSORY NOTE (SWING LINE LOANS)

[$____________]	_______________, ____

          For value received, on [____________], 200[ ], the undersigned promises to pay to the order of                                                             (the “Swing Line Lender”) at the office of the Swing Line Lender, specified in the Credit Agreement referred to below the Equivalent Amount of [________________] Dollars ($____________) or, if less, the aggregate unpaid principal amount of such Swing Line Loans made by the Lender to the undersigned pursuant to the Credit Agreement (as defined below).

          The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.  Payments of both principal and interest are to be made in Same Day Funds and in the Applicable Currency.

          This Promissory Note is one of the promissory notes evidencing Loans described in, and is subject to the terms and provisions of, the Credit Agreement (Multi-Year Revolving Credit Facility) dated as of November 3, 2000 among Georgia-Pacific Corporation, certain financial institutions (including the Lender) party thereto, Bank of America, N.A., as administrative agent for the Lender (the “Agent”), and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto (as from time to time amended, modified, or supplemented, the “Credit Agreement”). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Swing Line Loans owing to the Swing Line Lender by the undersigned, and all payments made on account of principal thereof, may be recorded by the Swing Line Lender and, prior to any transfer hereof, endorsed on the grid attached hereto or any continuation thereof, which is part of this Promissory Note; provided, however, that the failure of the Swing Line Lender to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the undersigned hereunder or under any other Loan Document.

          Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned, the guaranty of this Promissory Note, and the terms and conditions under which the due date of this Promissory Note may be accelerated.

          This Promissory Note may only be assigned as provided in the Credit Agreement.

          The undersigned promises to pay all costs of collection, including reasonable attorney’s fees, incurred in the collection of this Promissory Note.

          The undersigned hereby waives presentment for payment, demand, protest, and notice of dishonor.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

GEORGIA-PACIFIC CORPORATION

By:

Name:
Title:

2

LOANS AND PRINCIPAL PAYMENTS

Amount of Loan Made				Amount of Principal Repaid			Unpaid Principal Balance

Date	Reference Rate Loan	Offshore Rate Loan	Interest Period (if applicable)	Currency	Reference Rate Loan	Offshore Rate Loan	Total	Offshore Rate Loan	Notation Made by

APPENDIX C TO EXHIBIT A-2
to Seventh Amendment

Exhibit 2.11(b)
to Multi-Year Revolving Credit Agreement

FORM OF NOTICE OF CONVERSION/CONTINUATION

Bank of America, N.A. Agency Administrative Services #5596 Mail Code: CA 4-706-05-09 1850 Gateway Blvd. Concord, CA 94520 Attention: Irene Ruddell, Associate Agency Officer

                    Re:  Georgia-Pacific Corporation Credit Agreement, dated as of November 3, 2000

          Ladies and Gentlemen:

          This Notice of Conversion/Continuation is delivered to you pursuant to Section 2.11(b) of the of the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the “Agent”), and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Company hereby requests that on ______________, ____,

          (1)          $__________ of the presently outstanding principal amount of the [Committed Loans originally made on __________, ____][Term Loans] ;

          (2)          all presently being maintained as [Reference Rate Loans] [Offshore Rate Loan denominated in the same currency];1

          (3)          be [converted into] [continued as];

          (4)          [Offshore Rate Loans having an Interest Period of _________ months and denominated in the same currency] [Reference Rate Loans].

          The Company has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized officer this __  day of _____________, ____.

GEORGIA-PACIFIC CORPORATION

By:

Name:
Title:

[1] Select appropriate interest rate option.

APPENDIX D TO EXHIBIT A-2
to Seventh Amendment

Exhibit 2.15(b)
to Multi-Year Revolving Credit Agreement

FORM OF SWING LINE LOAN NOTICE

Date:  ___________, _____

To:	Bank of America, N.A., as Swing Line Lender
Bank of America, N.A., as Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000 (together with all amendments from time to time made thereto, the “Credit Agreement”), among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the “Agent”), the Issuing Bank, and the Co-Syndication Agents.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

The undersigned hereby requests a Swing Line Loan:

1.	On ____________________________________ (a Business Day).

2.	In the amount of $.___________________________.

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.15(a) of the Credit Agreement.

GEORGIA-PACIFIC CORPORATION

By:

Name:

Title:

APPENDIX E TO EXHIBIT A-2
to Seventh Amendment

Exhibit 8.09(c)
to Multi-Year Revolving Credit Agreement

FORM OF COMPLIANCE CERTIFICATE 1

[  Date  ]

Bank of America, N.A., as Agent Paper & Forest Products #9973 555 California Street -- 12th Floor San Francisco, CA 94104 Attention: Michael J. Balok, Managing Director

Re:	Georgia-Pacific Corporation Credit Agreement (Multi-Year Revolving Credit Facility) dated as of November 3, 2000, as amended

Ladies and Gentlemen:

          This Compliance Certificate is delivered to you pursuant to Section 8.09(c) of the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the “Agent”), and the Co-Syndication Agents.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

The Company hereby certifies and warrants as of the date hereof that:

1.	[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 8.09(a) of the Credit Agreement.]

Attached as Schedule 1A hereto are (i) a true and correct copy of the consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal quarter of the Company ended                              , ____ and (ii) the related consolidated statements of income and cash flows of the Company and its

1 By necessity, the computations described in the Attachments to this Compliance Certificate are less detailed than those contained in the Credit Agreement.  In the event of any conflict between the two, the terms of the Credit Agreement shall in all instances prevail.

consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter.

or

2.	[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 8.09(b) of the Credit Agreement.]

Attached as Schedule 1B hereto are (a) a true and correct copy of the audited consolidated balance sheet of the Company as at the end of the fiscal year of the Company ended _________________, ___ and (b) the related consolidated statements of income, changes in shareholders’ equity and cash flows commencing at the end of the previous fiscal year and ending with the end of such year.

3.

The attached financial statements are complete and correct, and have been prepared in accordance with GAAP on a basis consistent with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

4.	The attached financial statements fairly present the consolidated financial position and results of operations of the Company and its Subsidiaries on a consolidated basis.

5.	The financial covenant analyses, information and computation as set forth on Attachments A, B, C, D and E attached hereto are true and accurate on and as of the date of this Certificate.

6.	Based on the financial statements for the fiscal year ending __________, ____ the cumulative sum of all OCI Pension Adjustment Amounts is $ __________.

7.	As of ____________, ____,[2] the Leverage Ratio for the Company and its Subsidiaries on a consolidated basis was ____%, as computed on Attachment A hereto.

8.	As of ___________, ____,[3] the Adjusted Net Worth for the Company and its Subsidiaries on a consolidated basis was $________, as computed on Attachment B hereto.

9.	As of _____________, ____,[4] the Interest Coverage Ratio for the Company and its Subsidiaries on a consolidated basis was ______ to 1.00, as computed on Attachment C hereto.

2 The last day of the most recently ended fiscal quarter of the Company.

3 The last day of the most recently ended fiscal quarter of the Company.

4 The last day of the most recently ended fiscal quarter of the Company.

2

10.

As of ___________, ____,[5] the aggregate principal amount of all Total Debt of the Company and its Subsidiaries on a consolidated basis outstanding as of such date was $_____________, as computed on Attachment D hereto.

11.

As of ___________, ___,[6] the total Net Proceeds received by the Company and  its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date to and including such date from any Asset Sales by the Company or any of its Subsidiaries was $____________, as computed on Attachment D hereto.

12.	As of each of the dates specified in paragraphs 7, 8, 9, 10 and 11 above and as of the date hereof, no Default or Event of Default has occurred and is continuing.

13.

As of the date hereof, there are no pending or, to the knowledge of the Company, threatened, actions or proceedings affecting the Company, any Principal Subsidiary or any Restricted Subsidiary before any court or other Governmental Authority or any arbitrator that are reasonably likely to have a Material Adverse Effect.

14.

The undersigned Responsible Officer of the Company executing this Certificate on behalf of the Company is, and at all pertinent times mentioned herein has been, the Chief Financial Officer of the Company and in such capacity has been responsible for the management of the financial affairs of the Company and the preparation of financial statements of the Company and its Subsidiaries on a consolidated basis.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, this _____ day of ___________, ____.

GEORGIA-PACIFIC CORPORATION

By:

Name:
Title:

5 The last day of the most recently ended fiscal quarter of the Company.

6 The last day of the most recently ended fiscal quarter of the Company.

3

SCHEDULE 1A
to Multi-Year Revolving Compliance Certificate

[FINANCIALS]

SCHEDULE 1B
to Multi-Year Revolving Compliance Certificate

[FINANCIALS]

ATTACHMENT A
to Multi-Year Revolving Compliance Certificate

LEVERAGE RATIO

As of __________, _____ 7
(the “Computation Date”)
(Section 9.08)

          All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A. TOTAL DEBT

1.	with respect to all indebtedness payable within one year from the date of the creation thereof which is outstanding as of the Computation Date, the aggregate principal amount thereof	$____________

2.	with respect to all indebtedness payable more than one year from the date of the creation thereof which is outstanding as of the Computation Date, the aggregate principal amount thereof	$____________

3.	with respect to all indebtedness payable more than one year from the date of creation thereof, the aggregate principal amount of such indebtedness that is currently payable as of the Computation Date	$____________

4.	Sum of A.1, plus A.2, plus A.3	$____________

5.	all indebtedness of the Company and its Subsidiaries arising under bank overdrafts	$____________

6.	[if applicable: all indebtedness or obligations of the Company under the Premium Equity Participating Security Units]	$____________

7.	[(a) if applicable: up to $175,000,000 of the aggregate outstanding indebtedness or obligations arising under all Unisource Lease Financings: $_________]

	[(b) if applicable: less all outstanding indebtedness or obligations arising under the applicable sublease agreement: $__________][8]	$____________

7 The last day of the most recently ended fiscal quarter of the Company.

8 If a material default or material event of default shall occur under a sublease agreement which generates rental income that is applied by the Company or any of its Subsidiaries as an offset of the payments made on account of the indebtedness or obligations of the Company or any of its Subsidiaries arising under the related Unisource Lease Financing and if such material default or material event of default shall not have been cured within the applicable cure period provided in

A-1

A.7(a) minus A.7(b)

8.	[(a) if applicable: all indebtedness or obligations arising under the Timber Note Monetizations: $__________]

[(b) if applicable: less the outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under the applicable Timber Note Receivable: $__________][9]

		A.8(a) minus A.8(b)	$____________

9.	Sum of A.5 plus A.6 plus A.7 plus A.8		$____________

10.	A.4 minus A.9		$____________

B. ADJUSTED NET WORTH

1.	Net Worth:

	(a)	Total Assets as of the Computation Date	$____________

	(b)	Total Liabilities as of the Computation Date	$____________

	(c)	Excess of B.1(a) over B.1(b)	$____________

2.	Goodwill Amount:

	(a)	Aggregate write-offs of goodwill attributable to assets of the Company and its Subsidiaries	$____________

	(b)	Aggregate amount of that portion of the loss of the value of the assets sold or disposed of in connection with Assets Sales by the Company and its Subsidiaries	$____________

	(c)	Sum of B.2(a) plus B.2(b)	$____________

such sublease agreement, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under such sublease agreement related to such Unisource Lease Financing shall be included.  See definition of “Total Debt”.

9 If a material default or material event of default shall occur under any Timber Note Receivable the payments under which are applied as an offset of the payments made on account of such indebtedness or obligations arising under the related Timber Note Monetization and if such material default or material event of default (x) shall not have been cured within the applicable cure period provided in such Timber Note Receivable and (y) could reasonably be expected to result in any of the Timber Note Monetizations not being fully supported by credit or collateral of any Persons other than the Company and its Affiliates, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under such Timber Note Receivable shall be included.  See definition of “Total Debt”.

A-2

	(d) Lesser of B.2(c) or $1,000,000,000	$____________

3.	OCI Pension Adjustment Amounts:

(a)

cumulative sum of all OCI Pension Adjustment Amounts for all fiscal years of the Company commencing with the fiscal year ended December 31, 1987 and ending with the then most recently ended fiscal year of the Company (indicate whether positive or negative amount)

$____________

4.	Adjusted Net Worth:

	(a) Sum of B.1(c) plus B.2(d) plus or minus B.3(a)[10]	$____________

C. LEVERAGE RATIO

1.	Sum of B.4(a) plus A.10	$____________

2.	Leverage Ratio: expressed as a percentage, A.10 divided by C.1	____________%

3.	Required Leverage Ratio (see Section 9.08)	____________%

10 For purposes of calculating Adjusted Net Worth, if the cumulative sum of all such OCI Pension Adjustment Amounts is a negative number, then such amount shall be added in the calculation thereof, and if the cumulative sum of all such OCI Pension Adjustment Amounts is a positive number, then such amount shall be subtracted in the calculation thereof.

A-3

ATTACHMENT B
to Multi-Year Revolving Compliance Certificate

MINIMUM NET WORTH

As of __________, _____11
(the “Computation Date”)
(Section 9.09)

All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A.	ADJUSTED NET WORTH

	1.	Adjusted Net Worth as shown in B.4(a) of Attachment A as computed in accordance with Attachment A	$____________

B.	REQUIRED NET WORTH

	1.	Net Worth measured as at the Closing Date [12]	$____________

	2.	80% of B.1	$____________

	3.	Quarterly net income (with no deduction for net losses) for:

		(i) fiscal quarter ending after Closing Date	$____________

		(ii) fiscal quarter ending ______________	$____________

		(iii) fiscal quarter ending ______________	$____________

		(iv) fiscal quarter ending ______________	$____________

[Add additional fiscal quarters for each fiscal quarter completed]

	4.	Sum of all amounts in B.3	$____________

	5.	50% of B.4	$____________

	6.	Net proceeds to Company of new capital stock or other equity interests issued by Company or any Restricted Subsidiary after the Closing Date	$____________

	7.	Timber Adjustment Amount	$ 329,000,000

C.		MINIMUM NET WORTH

	1.	Sum of B.2, plus B.5 plus B.6	$____________

	2.	C.1 less B.7	$____________

	3.	Required: A.1 not to be less than C.2

11 The last day of the most recently ended fiscal quarter of the Company.

12 Provide an Attachment A similar to Attachment A to the Compliance Certificate but covering only the items in paragraph B therein and computed as of the Closing Date.

B-1

ATTACHMENT C
to Multi-Year Revolving Compliance Certificate

INTEREST COVERAGE RATIO
As of __________, _____13
(the “Computation Date”)
(Section 9.11)

All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A.	EBITDA [14]

	1.	net income or (or net loss) for the Measurement Period ending on the Computation Date	$____________

	2.	all amounts treated as expenses for depreciation, accretion, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income (or loss)	$____________

	3.	all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss)	$____________

	4.	Net Cash Payments for such Measurement Period (indicate whether positive or negative amount):

(a) the aggregate cash payments made by the Company or any of its Subsidiaries after December 28, 2002 relating to or to satisfy such liabilities and/or related defense costs: $______________

          (b) any insurance or other proceeds received in cash by the Company or any of its Subsidiaries from any Persons other than the Company or any of its Affiliates after December 28, 2002 as reimbursement or indemnification with respect to such liabilities and/or costs: $______________

13 The last day of the most recently ended fiscal quarter of the Company.

14 Net income (or loss) shall be computed without giving effect to extraordinary cash gains or non-recurring, non-cash items, including any non-cash charges incurred with respect to asbestos-related liability reserves.    For purposes of information only, the aggregate amount of such extraordinary cash gains or non-recurring, non-cash items, including any non-cash charges incurred with respect to asbestos-related liability reserves, for the Measurement Period ending on such Computation Date is $______.

C-1

		A.4(a) less A.4(b)	$____________

	5.	Sum of A.1, plus A.2, plus A.3, plus or minus A.4	$____________

B.	INTEREST CHARGES

	1.	Interest Charges	$____________

C.	INTEREST COVERAGE RATIO

	1.	A.5 divided by B.1	_____ to 1.00

	2.	Required Interest Coverage Ratio (see Section 9.11)	_____ to 1.00

C-2

ATTACHMENT D
to Multi-Year Revolving Compliance Certificate

TOTAL DEBT LIMITATION
As of __________, _____15 (the “Computation Date”)
(Section 9.12)

All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A.	TOTAL DEBT

	1.	with respect to all indebtedness payable within one year from the date of the creation thereof which is outstanding as of the Computation Date, the aggregate principal amount thereof	$____________

	2.	with respect to all indebtedness payable more than one year from the date of the creation thereof which is outstanding as of the Computation Date, the aggregate principal amount thereof	$____________

	3.	with respect to all indebtedness payable more than one year from the date of creation thereof, the aggregate principal amount of such indebtedness that is currently payable as of the Computation Date	$____________

	4.	Sum of A.1, plus A.2, plus A.3	$____________

	5.	all indebtedness of the Company and its Subsidiaries arising under bank overdrafts	$____________

	6.	[if applicable: all indebtedness or obligations of the Company under the Premium Equity Participating Security Units]	$____________

	7.	[(a) if applicable: up to $175,000,000 of the aggregate outstanding indebtedness or obligations arising under all Unisource Lease Financings: $_________]

		[(b) if applicable: less all outstanding indebtedness or obligations arising under the applicable sublease agreement: $__________][16]	$____________

15 The last day of the most recently ended fiscal quarter of the Company.

16 If a material default or material event of default shall occur under a sublease agreement which generates rental income that is applied by the Company or any of its Subsidiaries as an offset of the payments made on account of the indebtedness or obligations of the Company or any of its Subsidiaries arising under the related Unisource Lease Financing and if such material default or material event of default shall not have been cured within the applicable cure period provided in such sublease agreement, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under such sublease agreement related to such Unisource Lease Financing shall be included.  See definition of “Total Debt”.

D-1

A.7(a) minus A.7(b)

	8.	[(a) if applicable: all indebtedness or obligations arising under the Timber Note Monetizations: $__________]

[(b) if applicable: less the outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under the applicable Timber Note Receivable: $__________] [17]

		A.8(a) minus A.8(b)	$ ____________

	9.	Sum of A.5 plus A.6 plus A.7 plus A.8	$____________

	10.	A.4 minus A.9	$____________

B.	NET PROCEEDS

	1.	All Net Proceeds received by Company and its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date from any Assets Sales by Company or any of its Subsidiaries	$____________

C.	TOTAL DEBT LIMITATION

	1.	$13,065,000,000 less B.1	$____________

	2.	Which is greater: A.10 or C.1 (Required: A.10 not to exceed C.1)	$____________

17 If a material default or material event of default shall occur under any Timber Note Receivable the payments under which are applied as an offset of the payments made on account of such indebtedness or obligations arising under the related Timber Note Monetization and if such material default or material event of default (x) shall not have been cured within the applicable cure period provided in such Timber Note Receivable and (y) could reasonably be expected to result in any of the Timber Note Monetizations not being fully supported by credit or collateral of any Persons other than the Company and its Affiliates, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under such Timber Note Receivable shall be included.  See definition of “Total Debt”.

D-2

ATTACHMENT E
to Multi-Year Revolving Compliance Certificate

NET PROCEEDS FROM ASSET SALES
As of __________, _____18
(the “Computation Date”)
(Section 8.15)

All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

1.	All Net Proceeds received by Company and its Subsidiaries on a consolidated basis in the calendar quarter ended nearest to the Computation Date	$____________

2.

All Net Proceeds received by Company and its Subsidiaries on a consolidated basis from January 1 of the calendar year in which such Computation Date occurs through last day of the calendar quarter that ended closest to such Computation Date

$____________

18 The last day of the most recently ended fiscal quarter of the Company.

E-1

APPENDIX F TO EXHIBIT A-2
to Seventh Amendment

Exhibit 12.08(b)
to Multi-Year Revolving Credit Agreement

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

          This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of ______, ____, is made by [NAME OF ASSIGNOR], a ______________ (the “Assignor”), to [NAME OF ASSIGNEE], a ____________ (“Assignee”).

RECITALS:

          A.          The Assignor has entered into a Credit Agreement (Multi-Year Revolving Credit Facility) (as amended, the “Credit Agreement”) among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the “Agent”), and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          B.          Pursuant to the Credit Agreement, [the outstanding principal balance on this date of Assignor’s Term Loans is $__________.] [no Term Loans are outstanding under the Credit Agreement on this date].

          C.          Pursuant to the Credit Agreement, [the outstanding principal balance on this date of Assignor’s Committed Loans is $__________] [no Committed Loans are outstanding under the Credit Agreement on this date].

          D.          Pursuant to the Credit Agreement, [the Assignor has acquired a participation in the Issuing Bank’s liability under Letters of Credit in an aggregate principal amount of $_____________ (the “L/C Obligations”)][no Letters of Credit are outstanding on this date].

          E.          Pursuant to the Credit Agreement, [the Assignor has acquired a participation in the Swing Line Loans in an aggregate principal amount of $_____________ (the “Swing Line Obligations”)] [no Swing Line Loans are outstanding on this date].

          F.           [The Assignor wishes to assign to the Assignee [part][all] of its rights and obligations under the Credit Agreement in respect of its [(i)] [Term Loan in an amount equal to $__________ (the “Term Loan Assigned Amount”)] [and] [(ii)] [its Commitment, together with a corresponding portion of each of its outstanding Committed Loans, [L/C Obligations and Swing Line Obligations,] in an amount equal to $__________ (the “Committed Assigned Amount”)] [(collectively], the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions.

          NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein, the Assignor and the Assignee hereby covenant and agree as follows:

          1.          Assignment and Assumption.

               (a)   Subject to the terms and conditions of this Agreement, the Assignor and the Assignee agree that the Assignor hereby sells, transfers, and assigns to the Assignee, and the Assignee hereby purchases, assumes, and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Agreement) the following:

[USE FOR ASSIGNMENT OF COMMITMENT]

               [(i)] [(A) ____% of the Commitment, the Committed Loans, [the L/C Obligations] [and] [the Swing Line Obligations] of the Assignor (“Assignee’s Committed Percentage Share”) (such assigned Commitments representing ___% of the aggregate Commitments of all Lenders); and (B) all related rights, benefits, obligations, liabilities and indemnities under and in connection with the Credit Agreement and each other Loan Document (other than any such rights, benefits, obligations, liabilities, or indemnities with respect to any Bid Loan made by the Assignor), including the right to receive payments of principal of and interest on the Assignor’s Committed Loans, L/C Obligations and Swing Line Obligations hereby assigned, and the obligation to fund future Committed Loans, L/C Commitments and Swing Line Loans in respect of such assignment, and to indemnify the Agent or any other party under the Credit Agreement and to pay all other amounts payable by a Lender (in respect of the Commitments, L/C Obligations and Swing Line Obligations assigned hereunder) under or in connection with the Credit Agreement (other than any such amounts payable in respect of a Bid Loan[.]] [; and]

[USE FOR ASSIGNMENT OF TERM LOAN]

               [(ii)] [(A) ____% of the Term Loans of the Assignor (“Assignee’s Term Percentage Share”); and (B) all related rights, benefits, obligations, liabilities and indemnities under and in connection with the Credit Agreement and each other Loan Document (other than any such rights, benefits, obligations, liabilities, or indemnities with respect to any Bid Loan made by the Assignor), including the right to receive payments of principal of and interest on the Assignor’s Term Loans hereby assigned, and to indemnify the Agent or any other party under the Credit Agreement and to pay all other amounts payable by a Lender under or in connection with the Credit Agreement (other than any such amounts payable in respect of a Bid Loan).]

[If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Committed Loans, L/C Obligations or Swing Line Obligations assigned.]

[If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, the Term Loan assigned.]

               (b)   With effect on or after the Effective Date (as defined herein), the Assignee shall be a party to the Credit Agreement and succeed to all the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, with a [Term Loan equal to the Term Loan Assigned Amount] [and] [a Commitment equal to the Committed Assigned Amount].   The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.  It is the intent of the parties hereto that the [Term Loan] [and] [the Commitment] of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the [Term Loan Assigned Amount] [and] [the Committed Assigned Amount] [, respectively,] and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee.

               (c)   After giving effect to the assignment and assumption, on the Effective Date the Assignee’s [Term Loan will be $__________] [and] [Commitment will be $__________].

               (d)   After giving effect to the assignment and assumption, on the Effective Date the Assignor’s [Term Loans will be $________] [and] [Commitment will be $____________].

          2.          Payments.

               (a)   As consideration for the sale, assignment, and transfer contemplated in Section 1, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to [(i)] [$____________, representing the Assignee’s Committed Percentage Share of the principal amount of all Committed Loans previously made to the Company by the Assignor under the Credit Agreement and outstanding on the Effective Date] [and] [(ii)] [$____________, representing the Assignee’s Term Percentage Share of the principal amount of the Term Loan previously made, and currently owed, by the Company to the Assignor under the Credit Agreement and outstanding on the Effective Date].

               (b)   The [Assignor/Assignee] further agrees to pay to the Agent the processing fee referred to in the amount specified in Section 12.08(b) of the Credit Agreement.

          3.          Reallocation of Payments.  The Assignor shall notify the Agent and the Company to make all payments with respect to the [Commitment, Committed Loans, L/C Obligations and Swing Line Obligations] [and] [Term Loan] assigned hereunder after the Effective Date directly to the Assignee, as its interest may appear.  The Assignor and the Assignee agree and acknowledge that all payments of interest, commitment fees, utilization fees, facility fees, utilization fees, and letter of credit fees accrued up to, but not including, the Effective Date with respect to [the Term Loan] [and] [the Commitment, Committed Loans, L/C Obligations and Swing Line Obligations] are the property of the Assignor, and not the Assignee.  The Assignee shall, upon receipt by the Assignee of any interest, commitment fees, utilization fees, or facility fees remit to the Assignor all of such interest, commitment fees, utilization fees, and facility fees accrued up to, but not including, the Effective Date with respect to the [Term Loan] [and] [the Commitment, Committed Loans, L/C Obligations and Swing Line Obligations].  The Assignor shall, upon receipt by the Assignor of any interest, commitment fees, utilization fees, facility fees, and letter of credit fees remit to the Assignee all of such interest, commitment fees, utilization fees, facility fees, and letter of credit fees accrued for any period from and after the

Effective Date with respect to [the Term Loan Assigned Amount [and] [the Committed Assigned Amount].  The Assignor shall promptly notify the Assignee of any notices received by the Assignor in connection with the Credit Agreement affecting or relating to the rights and obligations assigned hereunder.  Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

          4.          Independent Credit Decision.  The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 8.09 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

          5.          Effective Date; Notices.  As between the Assignor and the Assignee, the effective date for this Agreement shall be                              , ____ (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date:

               (a)   this Agreement shall be executed and delivered by the Assignor and the Assignee;

               (b)   the consent of the Agent and the Swing Line Lender required for an effective assignment of [the Term Loan Assigned Amount] [and] [the Committed Assigned Amount] by the Assignor to the Assignee under Section 12.08(a) of the Credit Agreement, if any, shall have been duly obtained and shall be in full force and effect as of the Effective Date;

               (c)   the Assignee shall pay to the Assignor all amounts due to the Assignor under this Agreement;

               (d)   the Assignee shall have complied with Section 4.05(f) of the Credit Agreement (if applicable);

               (e)   the processing fee referred to above and in Section 12.08(b) of the Credit Agreement shall have been paid by [Assignor/Assignee] to the Agent; and

               (f)   Promptly following the execution of this Agreement, the Assignor shall deliver to the Company and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Attachment A.

          6.          Agent.  [Include only if Assignor is Agent:

               (a)   The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

               (b)   The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

          7.          Withholding Tax.  The Assignee agrees to comply with Section 4.05(f) of the Credit Agreement (if applicable).

          8.          Representations and Warranties.

               (a)   The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest, or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with herewith and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Agreement, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery, or performance; and (iv) this Agreement has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

               (b)   The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto.  The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition, or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

               (c)   The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection herewith, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Agreement; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery, or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors’ rights and to general equitable principles; and (iv) it is an Eligible Assignee.

          9.          Further Assurances.  The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

          10.          Miscellaneous.

               (a)   Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the parties hereto.  No failure or delay by either party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

               (b)   All payments made hereunder shall be made without any set-off or counterclaim.

               (c)   The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution, and performance of this Agreement.

               (d)   This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

               (e)   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Agreement and irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such New York State or Federal court, and each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, Action or proceeding.

               (f)   THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR OTHER STATEMENTS (WHETHER VERBAL OR WRITTEN).

          [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their duly authorized officers as of the day and year first above written.

[ASSIGNOR]

Address:	By:
[Address of Assignor]
____________________(print name)
Title:

[ASSIGNEE]

Address:	By:
[Address of Assignee]
____________________(print name)
Title:

Attachment A to Exhibit 12.08(b)
Assignment and Assumption Agreement

FORM OF NOTICE OF ASSIGNMENT

To:	Georgia-Pacific Corporation 133 Peachtree Street, N.E. Atlanta, Georgia 30303

Attention: Treasurer’s Department

To:	Bank of America, N.A., as Agent and Swing Line Lender Credit Products - Forest Products - SF #9973 Mail Code: CA5-705-12-01 555 California St., 12th Fl. San Francisco, CA 94104

Attention: Mike Balok, Managing Director

	Re:	Georgia-Pacific Corporation Credit Agreement, dated as of November 3, 2000, as amended

          Ladies and Gentlemen:

          We refer to Section 12.08(b) of the Credit Agreement, dated as of November 3, 2000, as amended (the “Credit Agreement”), among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the “Agent”), and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          This Notice of Assignment is delivered to you pursuant to Section 12.08(b) of the Credit Agreement and also constitutes notice to each of you, pursuant to Section 12.08(b)(i) of the Credit Agreement, of the assignment to ________________ (the “Assignee”) of the following: [(i)] [_____% of the right, title, interest and obligation of the Assignor in and to the Credit Agreement with respect to the Term Loan] [and] [(ii)] [_____% of the right, title, interest and obligation of the Assignor in and to the Credit Agreement with respect to the Commitment of the Assignor [and all outstanding Committed Loans of the Assignor and the Assignor’s participation in the Letters of Credit and in the Swing Line Loans]].  Before giving effect to such assignment, [(i)] [the Assignor’s  Term Loan is $____________] [and] [(ii)] [the Assignor’s Commitment is $______________] [and the aggregate amount of its outstanding Committed Loans is $______________] [and its participation in L/C Obligations is $_____________] [and its participation in Swing Line Obligations is $ __________________].

A-1

          The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the initial Borrowing thereunder.  The Assignee further confirms and agrees that in becoming a Lender [and in extending its Commitment and making its Committed Loans under the Credit Agreement], such actions have and will be made without recourse to, or representation or warranty by, the Agent.

          Except as otherwise provided in the Credit Agreement, effective as of the date contemplated by Section 12.08(b)(iii) of the Credit Agreement for the effectiveness of the assignment which is the subject of this Notice of Assignment (the “Effective Date”):

(a) the Assignee

            (i)          shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a “Lender” under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

(ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

(b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

          The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section 12.08(b)(ii) of the Credit Agreement upon the delivery hereof.

          The Assignee hereby advises each of you of the following administrative details with respect to the assigned [Term Loan] [and] [Committed Loans and Commitments] and requests the Agent to acknowledge receipt of this document:

(A)	Address for Notices:

Institution Name:
Attention:

Domestic Lending Office:
Telephone:
Facsimile:

Eurodollar Lending Office:

Telephone:
Facsimile:

A-2

(B)	Payment Instructions:

          The Assignee agrees to furnish to the Agent and the Company on or before the Effective Date the tax form[s] required by Section 4.05(f) (if so required) of the Credit Agreement.

          This Notice of Assignment may be executed by the Assignor and the Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same notice and agreement.

[Commitment]:	[ASSIGNOR]

By:

[$__________________]	Name:
Title:

[Commitment]:	[ASSIGNEE]

By:

[$_________________]	Name:

Title:

A-3

ACCEPTED AND ACKNOWLEDGED
this _____ day of__________, ____

BANK OF AMERICA, N.A.,
as Agent and Swing Line Lender

By:

Name:
Title:

A-4

APPENDIX G TO EXHIBIT A-2
to Seventh Amendment

Schedule 1.01(b)(Addendum)
to Multi-Year Revolving Credit Agreement

SCHEDULE 1.01(b) (ADDENDUM)
OFFSHORE AND DOMESTIC LENDING OFFICES,
ADDRESSES FOR NOTICES

SWING LINE LENDER:

Lending Office:

Bank of America, N.A.
1850 Gateway Blvd.
Concord, CA  94520-3281

Payment instructions:

Bank of America, N.A., Dallas, TX
ABA # 111-000-012
Account Number:  3750836479
Account Name:  Credit Services West
Ref: Georgia-Pacific
Attn: Gail Robin/Agency Services

APPENDIX H TO EXHIBIT A-2
to Seventh Amendment

Schedule 2.01
to Multi-Year Revolving Credit Agreement

LENDER’S SHARE OF COMMITTED CONVERSION AMOUNT - TERM LOANS

Lenders	Commitment Percentage (as of the Seventh Amendment Effective Date)	Term Loan

Bank of America, N.A.	6.7619048%	$33,809,523.81
Merrill Lynch Capital Corporation	6.7619048%	$33,809,523.81
Morgan Stanley Senior Funding, Inc.	6.7619048%	$33,809,523.81
The Bank of New York	2.3809524%	$11,904,761.91
The Bank of Tokyo-Mitsubishi, Ltd.	5.6190476%	$28,095,238.09
Bank One, N.A.	5.6190476%	$28,095,238.09
BNP Paribas	3.7142857%	$18,571,428.57
JP Morgan Chase Bank	7.3333333%	$36,666,666.67
CIBC Inc.	1.9047619%	$9,523,809.52
Citibank, N.A.	5.6190476%	$28,095,238.09
Commerzbank AG, New York and Cayman Branches	3.7142857%	18,571,428.57
Deutsche Bank AG New York and/or Cayman Islands Branch	5.6190476%	$28,095,238.09
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt AM Main	2.8571429%	$14,285,714.29
Mizuho Corporate Bank	5.6190476%	$28,095,238.10
KBC Bank, N.V.	1.9047619%	$9,523,809.52
UFJ Bank, Limited	1.6190476%	$8,095,238.10
Sumitomo Mitsui Banking Corporation	5.6190476%	$28,095,238.09
SunTrust Bank	5.6190476%	$28,095,238.09
Toronto-Dominion (Texas), Inc.	5.6190476%	$28,095,238.09
UBS AG Stamford Branch	5.6190476%	$28,095,238.09
Wachovia Bank, N.A.	3.7142857%	$18,571,428.57
Total:	100.0000000000%	$500,000,000.00

[DO NOT DELETE THIS PAGE]
[JUST THROW AWAY ONCE PRINTED]

A-2

EXHIBIT B-1
to Seventh Amendment

EXHIBIT B-1
TO
SEVENTH AMENDMENT
TO
CREDIT AGREEMENT

CREDIT AGREEMENT
(Multi-Year Revolving Credit Facility)
among
GEORGIA-PACIFIC CORPORATION
THE LENDERS NAMED HEREIN
BANK OF AMERICA, N.A.,
as Agent and Issuing Bank
and
MERRILL LYNCH CAPITAL CORPORATION
and
MORGAN STANLEY SENIOR FUNDING INC.,
as Co-Syndication Agents
BANC OF AMERICA SECURITIES LLC,
MERRILL LYNCH CAPITAL CORPORATION,
and
MORGAN STANLEY SENIOR FUNDING INC.,
 as Book Managers and Lead Arrangers

$3,750,000,000

Dated as of November 3, 2000

i

SCHEDULES

Schedule	Description

1.01(a)	Commitments; Commitment Percentages
1.01(b)	Lending Offices
1.01(c)	Agent’s Payment Office
1.01(d)	Principal Subsidiaries
2.01	Lender’s Share of Committed Conversion Amount - Term Loans
6.02(d)	Corporate Power; Authorizations
6.07(a)	Subsidiaries (Company)
6.07(b)	Subsidiaries (Target)
6.12	Environmental Matters
6.13	Labor Matters
6.14	ERISA
9.01	Existing Liens

EXHIBITS

Exhibit	Description

2.02(a)	Form of Notice of Borrowing
2.04(a)	Form of Competitive Bid Request
2.05(b)	Form of Promissory Note (Committed Loans)
2.05(c)	Form of Promissory Note (Bid Loans)
2.05(d)	Form of Promissory Note (Term Loans)
2.11(b)	Form of Notice of Conversion/Continuation
7.01(c)	Form of Subsidiary Guaranty
7.01(d)	Form of Opinion of Counsel for the Company
7.01(e)	Form of Contribution Agreement
7.02(d)	Form of Officer’s Closing Certificate
8.09(c)	Form of Compliance Certificate
8.13(a)	Form of Supplement
8.13(b)	Form of Assumption Agreement
12.08(b)	Form of Assignment and Assumption Agreement

v

CREDIT AGREEMENT
(Multi-Year Revolving Credit Facility)

          This CREDIT AGREEMENT (Multi-Year Revolving Credit Facility) is entered into as of November 3, 2000 among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the various LENDERS that are, or may from time to time become, party hereto (the “Lenders”) and BANK OF AMERICA, N.A., as Issuing Bank and administrative agent for the Lenders (in such capacity, the “Agent”), and MERRILL LYNCH CAPITAL CORPORATION AND MORGAN STANLEY SENIOR FUNDING INC., as Co-Syndication Agents.

          WHEREAS, the Company, certain of the Lenders and the Agent are party to the Credit Agreement dated as of July 22, 1999, as amended (the “1999 Credit Agreement”);

          WHEREAS, the Company desires to enter into a new credit facility and, as a condition precedent to borrowing any loans under this new credit facility, intends to repay all loans and terminate the commitments under the 1999 Credit Agreement;

          WHEREAS, the Company will use the proceeds of loans made under this new credit facility, inter alia, to help finance the acquisition, by Fenres Acquisition Corp., a Virginia corporation and wholly-owned subsidiary of the Company, (the “Offeror”) of all of the outstanding capital stock of Fort James Corporation, a Virginia corporation (the “Target”); and

          WHEREAS, the Company has obtained commitments from the Lenders, pursuant to which the Lenders are willing to make loans to the Company and to provide certain other credit facilities to the Company (including a competitive bid facility) in a maximum aggregate principal amount at any one time outstanding not to exceed $3,750,000,000, on the terms and subject to the conditions set forth herein;

          NOW THEREFORE, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS AND ACCOUNTING TERMS

           1.01          Certain Defined Terms.  As used in this Agreement and in any Schedules and Exhibits to this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          “Adjusted Net Worth” means, at any date, an amount equal to the sum of (a) the Net Worth at such date, plus (b) the Goodwill Amount, if any, plus or minus (as determined in accordance with the last sentence of this definition) (c) the cumulative sum of all OCI Pension Adjustment Amounts for all fiscal years of the Company commencing with the fiscal year ended December 31, 1987 and ending with the then most recently ended fiscal year of the Company.  For purposes of calculating Adjusted Net Worth, if such cumulative sum of all OCI Pension Adjustment Amounts is a negative number, then such amount shall be added in the calculation thereof, and if such cumulative sum of all OCI Pension Adjustment

1

Amounts is a positive number, then such amount shall be subtracted in the calculation thereof.

          “Adjusted Reference Rate” means the fluctuating interest rate per annum equal to the higher of (a) the sum of the Federal Funds Rate plus 1/2% and (b) the rate of interest (the “Reference Rate”) publicly announced from time to time by Bank of America at its executive offices, as its reference rate or prime rate.  The Reference Rate is a rate set by Bank of America based upon various factors, including Bank of America’s cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below the Reference Rate.  Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

          “Affiliate” means, with respect to any Person, any Subsidiary of such Person and any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan).  A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power:

(a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such other Person; or

(b) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

Notwithstanding the foregoing in this definition of “Affiliate” to the contrary, neither Unisource Parent nor Unisource shall be deemed to be an “Affiliate” for purposes of Section 9.04 so long as the Company shall have granted an irrevocable proxy to Bain Buyer with respect to its entire equity interest in Unisource Parent as contemplated by Section 1(e) of that certain Stockholders Agreement, dated as of November 27, 2002, between Unisource Parent, the Company and the Bain Buyer.  As used in this definition of “Affiliate”, “Bain Buyer” means J5M4T3B2P2CEYA, LLC, a Delaware limited liability company.

          “Agent” means Bank of America in its capacity as administrative agent for the Lenders, together with any successor thereto in such capacity.

          “Agent’s Payment Office” means the Agent’s address and, as appropriate, account as set forth on Schedule 1.01(c) or such other address as the Agent may from time to time specify.

          “Agent-Related Persons” means Bank of America and any successor agent arising under Section 11.09 and any successor to Bank of America as an Issuing Bank hereunder, together with their respective Affiliates (including, in the case of Bank of America, Banc of America Securities LLC), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

2

          “Aggregate Commitments” means the aggregate amount of the Commitments of all the Lenders as in effect from time to time.

          “Agreement” means this Credit Agreement.

          “Applicable Currency” means, as to any particular payment or Loan, Dollars or the Offshore Currency in which it is denominated or is payable.

          “Arrangers” means each of Banc of America Securities LLC, Merrill Lynch Capital Corporation, and Morgan Stanley Senior Funding, Inc.

          “Asset Disposition Bridge Facility” means the Credit Agreement (Asset Disposition Bridge Facility), dated as of the date hereof, by and among the Company, certain Lenders, and Bank of America as the agent for such Lenders.

          “Asset Sales” means any sale or disposition of assets of the Company or any of its Subsidiaries or series of related sales or dispositions of assets of the Company or any of its Subsidiaries (other than the sale of inventory in the ordinary course of business).

          “Assignee” means any Person which becomes a party to this Agreement pursuant to Section 12.08.

          “Available Commitments” means, at any time, the excess, if any, of the Aggregate Commitments in effect at such time over the sum of (a) the Effective Amount of all Loans (other than Term Loans) then outstanding, plus (b) the Effective Amount of L/C Obligations.

          “Bank of America” means Bank of America, N.A., a national banking association and its successors by merger and permitted assigns.

          “Base Rate” has the meaning specified in Section 2.04(a)(iv).

          “Base Rate Bid Loan” means any Bid Loan that bears interest at a rate determined with reference to a Base Rate.

          “Bid Borrowing” means an extension of credit hereunder consisting of one or more Bid Loans made to the Company on the same day by one or more Lenders.

          “Bid Loan” means a Loan made by a Lender to the Company pursuant to Section 2.03 and may be a Base Rate Bid Loan or a Fixed Rate Bid Loan.

          “Bid Loan Exposure” means, at to any Lender as of any date of determination, the aggregate Effective Amount of all  Bid Loans of such Lender.

          “Borrowing” means a Bid Borrowing, a Committed Borrowing, or a Term Borrowing, as the context may require.

3

          “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close, and if the applicable Business Day relates to:

(a) an Offshore Rate Loan denominated in Dollars or Pounds Sterling, any such day on which dealings are carried on in the London interbank market; and

          (b)          an Offshore Rate Loan denominated in the euro, any such day which is a TARGET Business Day on which banks are generally open for business in London, Frankfurt and in any other principal financial center as the Agent may from time to time determine for this purpose.

          As used herein “TARGET Business Day” means a day on which TARGET (Trans-European Automated Real-time Gross settlement Express Transfer system), or any successor thereto, is scheduled to be open for business.

          “Capital Markets Bridge Facility” means the Credit Agreement (Capital Markets Bridge Facility), dated as of the date hereof, by and among the Company, certain Lenders, and Bank of America as the agent for such Lenders.

          “Cash Collateralize” means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Banks and the Lenders with Commitments, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent and the Issuing Banks (which documents are hereby consented to by the Lenders).  Derivatives of such term shall have corresponding meaning.  The Company hereby grants the Agent, for the benefit of the Agent, the Issuing Banks and the Lenders, a security interest in all such cash and deposit account balances.  Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

          “CERCLA” means the Comprehensive Environmental Response Compensation and Liability Act of 1980.

          “CERCLIS” means the Comprehensive Environmental Response Compensation Liability Information System List.

          “Class” means, with respect to Lenders, the following two classes of Lenders:  (i) Lenders having Committed Loan Exposure and (ii) Lenders having Term Loan Exposure.

          “Closing Date” means the date on which all conditions precedent set forth in Sections 7.01 and 7.02 shall have been satisfied or waived.

          “Code” means the Internal Revenue Code of 1986.

          “Commitment” means for each Lender, as the context may require, (a) the amount in Dollars set forth on Schedule 1.01(a) opposite the name of such Lender under the heading “Commitments” or as otherwise set forth in any Notice of Assignment, as such amount may be reduced pursuant to Section 2.06 or as a result of one or more assignments pursuant to

4

Section 12.08; or (b) the obligation of such Lender to extend credit to the Company hereunder in the amount specified in the immediately preceding clause (a).

          “Commitment Percentage” means, as to any Lender at any time, the percentage of the Aggregate Commitments represented by such Lender’s Commitment at such time, as set forth on Schedule 1.01(a), as such percentage may be modified from time to time in accordance with Notices of Assignment delivered hereunder pursuant to Section 12.08; provided, however, that if the Commitment of each Lender has been terminated pursuant to Section 10.02, then the Commitment Percentage of each Lender shall be determined based on the Commitment Percentage of such Lender immediately prior to such termination.

          “Committed Borrowing” means an extension of credit hereunder consisting of Committed Loans of the same type and in the same Applicable Currency made on the same day by the Lenders ratably according to their respective Commitment Percentages and, in the case of Offshore Rate Loans, having the same Interest Periods.

          “Committed Conversion Amount” means $500 million, which amount represents a portion of the aggregate Effective Amount of all Committed Loans consisting of Offshore Rate Loans denominated in Dollars as of the “First Determination Date” (as such term is defined in the Seventh Amendment).

          “Committed Conversion Date” means April 1, 2003.

          “Committed Loan” means a Loan by a Lender to the Company pursuant to Section 2.01 and may be in the form of an Offshore Rate Loan or a Reference Rate Loan, each of which shall be a “type” of Committed Loan. For purposes of Section 12.02, Term Loans are “Committed Loans” as that term is defined in the Agreement before giving effect to the amendments set forth in the Seventh Amendment.

          “Committed Loan Exposure” means, with respect to any Lender as of any date of determination (a) prior to the termination of the Aggregate Commitments, such Lender’s Commitment and (b) after the termination of Aggregate Commitments, the sum of (i) the aggregate Effective Amount of the Committed Loans of such Lender plus (ii) the aggregate amount of all participations purchased by such Lender in any outstanding L/C Obligations.

          “Company” has the meaning specified in the introduction to this Agreement.

          “Competitive Bid” means an offer by a Lender to make a Bid Loan in accordance with Section 2.04(b).

          “Competitive Bid Request” has the meaning specified in Section 2.04(a).

          “Continuation” and “Continue” mean, with respect to any Offshore Rate Loan, the continuation of such Offshore Rate Loan as an Offshore Rate Loan on the last day of the Interest Period for such Loan.

          “Contractual Obligation” means, with respect to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage,

5

deed of trust or other instrument to which such Person is a party or by which it or any of its property is subject.

          “Contribution Agreement (Multi-Year Revolving Credit Facility)” means the Contribution Agreement (Multi-Year Revolving Credit Facility), dated as of the date hereof, between the Company and each of its Subsidiaries now or hereafter parties to the Subsidiary Guaranty (Multi-Year Revolving Credit Agreement), as supplemented from time to time by a supplement in the form attached as Exhibit 8.13(a) to the Credit Agreement and executed and delivered by the Principal Subsidiary party thereto.

          “Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

          “Covenant Effective Date” means December 6, 2001.

          “Conversion” and “Convert” mean, with respect to any Loan, the conversion of such Loan from or into another type of Loan.

          “Co-Syndication Agents” means each of Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding, Inc.

          “Currency Settlement Date” means (a) with respect to any Extension of Credit, the date such Extension of Credit is made, and (b) with respect to Loans in an Offshore Currency, any Interest Payment Date relevant thereto or any additional and more frequent dates as the Agent may, in its sole discretion or at the direction of the Majority Lenders of the Class having Committed Loan Exposure, select from time to time.

          “Debt Rating” means, on any date, the rating of the Company’s senior unsecured long-term Indebtedness, as most recently publicly announced by Moody’s and S&P; provided, however, that if only one such rating is available, the applicable interest rate or fee to be determined based on such rating shall be determined solely by reference to such one rating.

          “Default” means any event or condition which, with the giving of notice or the lapse of time, or both, would become an Event of Default.

          “Defaulting Lender” means any Lender that has failed to fund any portion of the Committed Loans or participations in L/C Obligations required to be funded by it hereunder.

          “Dollar” and “$” mean lawful money of the United States of America.

          “EBITDA” means, as of the end of any Measurement Period, the sum of the following, calculated for the Company and its Subsidiaries on a consolidated basis: (a) net income (or net loss) for such period, plus (b) all amounts treated as expenses for depreciation, accretion, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus

6

(c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss), or minus (as determined in accordance with the last sentence of this definition) (d) the Net Cash Payments for such Measurement Period; provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary cash gains or non-recurring, non-cash items, including any non-cash charges incurred with respect to asbestos-related liability reserves.  For purposes of calculating “EBITDA”, if the Net Cash Payments is a positive number, then such amount shall be subtracted in the calculation thereof, and if the Net Cash Payments is a negative number, then such amount shall be added in the calculation thereof.

          “Effective Amount” means (a) with respect to any Committed Loans, Bid Loans or Term, as the case may be, on any date the aggregate outstanding principal Equivalent Amount in Dollars thereof after giving effect to any Borrowings and prepayments or repayments of Committed Loans, Bid Loans or Term Loans, as the case may be, occurring on such date; and (b) with respect to any outstanding L/C Obligations on any date the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

          “18-Month Revolver” means the Credit Agreement (18-Month Revolving Credit Facility), dated as of the date hereof, by and among the Company, the lenders parties thereto, and Bank of America as the agent for such lenders.

          “Eligible Assignee” means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; (d) any other Person approved in writing by the Agent; and (e) an Approved Fund; provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Company or any of the Company’s Affiliates or Subsidiaries.

          As used in clause (e) of this definition of “Eligible Assignee” the following terms have the following meanings:

          “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

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          “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

          “EMU Legislation” means any legislation of the European Monetary Union.

          “Environmental Laws” means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

          “Equivalent Amount” means, as of any Currency Settlement Date, the amount determined by the Agent by reference to the following table:

If the notional amount is denominated in:	The Equivalent Amount in Dollars is:	The Equivalent Amount in such Offshore Currency is:

Dollars	Such amount	The amount of such Offshore Currency that can be purchased with Dollars at the Spot Rate for delivery on such Currency Settlement Date
An Offshore Currency	The amount of Dollars that can be purchased with such Offshore Currency at the Spot Rate for delivery on such Currency Settlement Date	Such amount

          “ERISA” means the Employee Retirement Income Security Act of 1974, together with the regulations thereunder.

          “euro” means the single currency of Participating Member States.

          “Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Federal Reserve Board, as in effect from time to time.

          “Event of Default” has the meaning specified in Section 10.01.

          “Existing Letters of Credit” means the letters of credit described in Schedule 3.10.

          “Extension of Credit” means (a) a Borrowing, Conversion or Continuation of a Loan or (b) an Issuance of a Letter of Credit (collectively, the “Extensions of Credit”).

          “Facility Fee Rate Percentage” has the meaning specified in Section 4.01(a).

          “Facility Pro Rata Share” means, as to any Lender at any time, the percentage obtained by dividing (a) the sum of the Term Loan Exposure of such Lender plus the

8

Committed Loan Exposure of that Lender plus the Bid Loan Exposure of such Lender by (b) the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Committed Loan Exposure of all Lenders plus the aggregate Bid Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 12.08.

          “Federal Funds Rate” means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, “H.15(519)”) for such day opposite the caption “Federal Funds (Effective).”  If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the “Composite 3:30 p.m. Quotations”) for such day under the caption “Federal Funds Effective Rate”.

          “Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

          “Fee Letter” means the letter agreement, dated August 1, 2000, between the Company, Bank of America, the Co-Syndication Agents and the Arrangers regarding the payment of certain fees.

          “First Amendment Effective Date” means January 26, 2001.

          “First Reduction Amount” has the meaning specified in Section 2.06(b)(i).

          “Fixed Rate” means a fixed annual percentage rate.

          “Fixed Rate Bid Loan” means any Bid Loan that bears interest determined with reference to a Fixed Rate.

          “Form W-8” has the meaning specified in Section 4.05(f)(i)(A).

          “Form W-8BEN” has the meaning specified in Section 4.05(f)(i)(B).

          “Form W-8ECI” has the meaning specified in Section 4.05(f)(i)(A).

          “Fort James Acquisition” means the completion of the Fort James Tender and the merger of the Offeror with and into the Target pursuant to the Merger Documents.

          “Fort James Credit Agreement” means the Credit Agreement dated as of August 13, 1997 and amended and restated as of October 31, 1997 among the Target, the financial institutions party thereto, the arrangers party thereto and The Chase Manhattan Bank, as administrative agent.

          “Fort James Tender” means the valid tender in accordance with the terms of the Offer (as defined in the Merger Agreement), before the expiration date of the Offer and not withdrawn, of a number of shares of the Company’s Common Stock (as defined in the Merger Agreement) that, together with the shares of the Company’s Common Stock then owned by the Company and/or

9

the Offeror, represents at least two-thirds of the shares of the Company’s Common Stock outstanding on a fully-diluted basis, subject to the conditions set forth in Annex I to the Merger Agreement and the other terms and conditions thereof.

          “Funded Indebtedness” means, for any day, the sum of (a) all Indebtedness for Borrowed Money of the Company and its consolidated Subsidiaries outstanding on such day plus (b) the aggregate capital invested as of such day by Persons other than the Company and its consolidated Subsidiaries in receivables and other accounts sold to such Persons by the Company and its consolidated Subsidiaries, excluding receivables and other accounts sold in connection with the sale of a business or the sale of the assets and/or operations generating such receivables and other accounts.

          “FX Trading Office” means the Foreign Exchange Trading Center, Unit #5752, Los Angeles, California, of Bank of America, or such other of Bank of America’s offices as Bank of America may designate from time to time.

          “GAAP” means, as of any date of determination, generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) or in such other statements by such other entity as may be in general use by significant segments of the accounting profession.

          “Goodwill Amount” means, as of the date of determination of the Net Worth, if such Net Worth has been reduced as a result of (a) any write-offs of goodwill attributable to any assets of the Company or any of its Subsidiaries or (b) any loss incurred by the Company or any of its Subsidiaries in connection with Asset Sales by the Company or any of its Subsidiaries that is attributable to goodwill, an amount (but not to exceed $1,000,000,000 in the aggregate) equal to the sum of (without duplication) (i) the aggregate amount of such write-offs of goodwill attributable to such assets of the Company and its Subsidiaries plus (ii) the aggregate amount of that portion of the loss of the value of the assets sold or disposed of in connection with such Asset Sales by the Company and its Subsidiaries that constitutes goodwill.

          “Governmental Authority” means any nation or government, any federal, state, local or other political subdivision thereof and any central bank thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          “Hazardous Material” means:

(a) any “hazardous substance”, as defined by CERCLA;

(b) any “hazardous waste”, as defined by the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from time to time;

(c) any petroleum product; or

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          (d)          any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

          “Indebtedness” of any Person means, without duplication, the consolidated Indebtedness for Borrowed Money of such Person and guaranties of indebtedness of others provided by such Person, all as determined in accordance with GAAP consistent with the accounting principles applied in the preparation of the financial statements referred to in Section 6.05(a).

          “Indebtedness for Borrowed Money” of any Person means, without duplication,

          (a)          all indebtedness for such Person for borrowed money, excluding all indebtedness or obligations of the Company arising under the Premium Equity Participating Security Units, whether or not treated as indebtedness under GAAP; provided, however, that on and after August 16, 2002, all indebtedness of the Company arising under the PEPS Senior Deferrable Notes shall be included in the definition of “Indebtedness for Borrowed Money”;

          (b)          all obligations of such Person issued or assumed as the deferred purchase price of property or services other than bank overdrafts and trade accounts payable arising in the ordinary course of business consistent with past practices;

          (c)          all obligations of such Person evidenced by notes, bonds, debentures, commercial paper or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

          (d)          all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or creditor under such agreement in the event of default are limited to repossession or sale of such property);

(e) all rental obligations of such Person under leases capitalized under GAAP as disclosed in the financial statements delivered pursuant to Section 8.09; and

          (f)          all indebtedness of such Person or of others referred to in paragraphs (a) through (e) secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.

          “Indemnified Party” has the meaning specified in Section 12.05(a).

          “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency,

11

liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case (a) and (b) undertaken under U.S. Federal, State or foreign law, including the Bankruptcy Code of the United States of America, as amended.

          “Interest Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees, charges and related expenses of the Company and its Subsidiaries, determined on a consolidated basis, in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, net of any interest income relating to the obligations giving rise to such interest expense, and (b) the portion of rent expense of the Company and its Subsidiaries, determined on a consolidated basis, with respect to such period under capital leases that is treated as interest in accordance with GAAP, net of any rental or interest income relating to the obligations giving rise to such rent expense.

          “Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) EBITDA for the Measurement Period ending on such date to (b) Interest Charges for the Measurement Period ending on such date.

          “Interest Payment Date” means (a) with respect to any Offshore Rate Loan, the last day of each Interest Period applicable to such Offshore Rate Loan, each date such Loan is repaid, prepaid, Continued or Converted, and the Termination Date, and, with respect to any Interest Period of six months’ duration, the date which falls three months after the beginning of such Interest Period, (b) with respect to any Reference Rate Loan, the last Business Day of each calendar quarter, each date such Reference Rate Loan is Converted into an Offshore Rate Loan, and the Termination Date, and (c) with respect to any Bid Loan, the maturity date or dates specified by the Company in the relevant Competitive Bid Request.

          “Interest Period” means, as to any Offshore Rate Loan, the period commencing on the Business Day such Offshore Rate Loan is disbursed, Continued or Converted into such Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided, that:

          (a)          in the case of the Continuation of an Offshore Rate Loan pursuant to Section 2.11, the Interest Period applicable after the Continuation of such Loan shall commence on the last day of the preceding Interest Period;

          (b)          if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

(c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the

12

calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(d) no Interest Period for any Offshore Rate Loan shall extend beyond the Termination Date.

          “Investments” means all investments, whether by acquisition of stock or indebtedness, or by loan, advance, transfer of property, capital contribution or otherwise.

          “Investments in Unrestricted Subsidiaries” means Investments made by the Company or by any Restricted Subsidiary in Unrestricted Subsidiaries, net of Investments made by Unrestricted Subsidiaries in the Company or any Restricted Subsidiary.  If any corporation which becomes a Restricted Subsidiary after the date of this Agreement shall, at the time it becomes a Restricted Subsidiary, have any Investments in an Unrestricted Subsidiary, such Investments shall be deemed to be Investments made by the Company in such Unrestricted Subsidiary at the time such corporation becomes a Restricted Subsidiary, in the amount at which such Investments are then carried on the books of such corporation.  If any corporation shall become an Unrestricted Subsidiary after the date of this Agreement, the Investments of the Company and its Restricted Subsidiaries in such corporation shall be deemed to be Investments made at the time such corporation becomes an Unrestricted Subsidiary, in the amount at which such Investments are then carried on the books of the Company and its Restricted Subsidiaries.

          “Issuance Date” has the meaning specified in Section 3.01(a).

          “Issue” means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms “Issued,” “Issuing” and “Issuance” have corresponding meanings.

          “Issuing Bank” means, individually, any one of the following, as the case may be: (a) Bank of America; or (b) any other Person that becomes an issuer of one or more Letters of Credit in accordance with Section 3.12; each of the foregoing Persons in its capacity as issuer of one or more Letters of Credit hereunder (and all of them collectively referred to as the “Issuing Banks”).  Specific references to the Issuing Bank shall exclude the Issuing Bank in its capacity as a Lender hereunder.

          “Lender” has the meaning specified in the introduction to this Agreement and includes each Lender listed on the signature pages hereof and each Assignee.  References to the “Lenders” shall include Bank of America in its capacity as an Issuing Bank and any other Person appointed as an Issuing Bank in its capacity as an Issuing Bank.

          “Lending Office” means, with respect to any Lender, (a) in the case of a Committed Loan or Term Loan, the office or offices of such Lender specified as its “Domestic Lending Office” or “Offshore Rate Lending Office”, as the case may be, opposite its name on Schedule 1.01(b) or in the applicable Notice of Assignment, or such other office or offices of such Lender as such Lender may from time to time specify to the Company and the Agent, and (b) in the case of a Bid Loan, the office of such Lender notified by such Lender to the Company as its Lending Office with respect to such Bid Loan or, if such Lender fails to so notify the Company, such Lender’s Domestic Lending Office.

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          “Letter of Credit” means any letter of credit issued by the Issuing Bank pursuant to Article 3 and any Existing Letters of Credit.

          “Leverage Ratio” means, as of any date of determination, a quotient, expressed as a percentage, the numerator of which shall be the aggregate amount of all Total Debt of the Company and its Subsidiaries on a consolidated basis as of such date and the denominator of which shall be the sum of (a) Adjusted Net Worth of the Company and its Subsidiaries on a consolidated basis as of such date plus (b) the aggregate amount of all Total Debt of the Company and its Subsidiaries on a consolidated basis as of such date.

          “L/C Advance” means each Lender’s participation in any L/C Borrowing in accordance with its Commitment Percentage.

          “L/C Amendment Application” means an application form for amendment of outstanding standby letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          “L/C Application” means an application form for issuances of standby letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made.

          “L/C Commitment” means the commitment of the Issuing Banks severally to Issue Letters of Credit pursuant to, and the commitment of the Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under, Article 3, in an aggregate amount not to exceed on any date the amount of $750,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.06.  The L/C Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

          “L/C Obligations” means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all  Letters of Credit, including all outstanding L/C Borrowings made on account of Letters of Credit.

          “L/C-Related Documents” means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank’s standard-form documents for Letter of Credit Issuances.

          “Lien” means any mortgage, security interest, pledge or lien.

          “Loan” means a loan by a Lender to the Company pursuant to Article 2 or Article 3 in the form of a Committed Loan, a Bid Loan, a Term Loan, or an L/C Advance.

          “Loan Documents” means this Agreement, the Subsidiary Guaranty (Multi-Year Revolving Credit Facility), the Contribution Agreement (Multi-Year Revolving Credit Facility), the L/C Related Documents, and any promissory note issued pursuant hereto.

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          “Loan Parties” means, collectively, the Company and each other Person (other than the Agent and the Lenders) who is a party to a Loan Document.

          “Majority Lenders” means, at any time, (a) for the Class of Lenders having Committed Loan Exposure, Lenders having or holding 51% or more of the aggregate Committed Loan Exposure of all Lenders and (b) for the Class of Lenders having Term Loan Exposure, Lenders having or holding 51% or more of the sum of the aggregate Term Loan Exposure of all Lenders;  provided, however, that the Commitment of, and the portion of the Committed Loan Exposure and the Term Loan Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders.  For purposes of determining whether the Majority Lenders have approved any amendment, waiver or consent or taken any other action hereunder, the Equivalent Amount in Dollars of all unpaid Offshore Currency Loans shall be calculated on the date such amendment, waiver or consent is to become effective or such action is to be taken and the Dollar Equivalent Amount of any Bid Loans shall not be included.

          “Material Adverse Effect” means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Company and its Subsidiaries taken as a whole or (b) the legality, validity or enforceability of any Loan Document or Merger Document.

          “Measurement Period” means a period consisting of four consecutive fiscal quarters of the Company and ending on the last day of the most recently completed fiscal quarter of the Company.

          “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of July 16, 2000, by and among the Company, Offeror, and Target.

          “Merger Documents” means the Merger Agreement and all related documents.

          “Moody’s” means Moody’s Investors Services, Inc. or any successor to the rating agency business thereof.

          “Net Cash Payments” means, with respect to all asbestos-related liabilities and/or related defense costs of the Company and/or any of its Subsidiaries, the aggregate cash payments made by the Company or any of its Subsidiaries after December 28, 2002 relating to or to satisfy such liabilities and/or related defense costs, less any insurance or other proceeds received in cash by the Company or any of its Subsidiaries from any Persons other than the Company or any of its Affiliates after December 28, 2002 as reimbursement or indemnification with respect to such liabilities and/or costs.

          “Net Proceeds” means, in respect of any Asset Sales by the Company or any of its Subsidiaries, the proceeds in cash received by the Company or any of its Subsidiaries with respect to or on account of such Asset Sales, net of:  (a) the direct costs of such Asset Sales then payable by the recipient of such proceeds, (b) sales, use, income and other taxes paid or payable

15

by such recipient as a result thereof, (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the properties subject to such disposition; and (d) without duplication in respect of clause (c) above, the amounts required to be applied to repay any indebtedness and prepayment penalties and fees in connection with or with respect to the Unisource Receivables Transactions, in the case of any sale or disposition of more than 50% of the capital stock or other ownership interest of Unisource or Unisource Parent, as the case may be.

          “Net Tangible Assets” means, at any date, the aggregate amount of assets, including the amount of any receivables or other accounts of the Company and its Subsidiaries sold in connection with any receivables sale transaction (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities, (b) any item representing Investments in Unrestricted Subsidiaries and (c) all goodwill, trade names, trademarks, patents, unamortized debt discount and expenses and other like intangibles, all of the foregoing as set forth on the then most recent consolidated balance sheet of the Company and its Subsidiaries and computed in accordance with GAAP.

          “Net Worth” means, at any date, the excess of Total Assets at such date over Total Liabilities at such date.

          “1999 Credit Agreement” has the meaning specified in the first recital of this Agreement. “1999 NAT Credit Agreement” means the Credit Agreement dated as of July 22, 1999 among North American Timber Corp., the lenders party thereto, Bank of America, N.A., as administrative agent thereunder, and the documentation agent and co-syndication agents party thereto.

          “Notice of Assignment” has the meaning specified in Section 12.08(b).

          “Notice of Borrowing” has the meaning specified in Section 2.02(a).

          “Notice of Conversion/Continuation” has the meaning specified in Section 2.11(b).

          “Obligations” means all Loans, L/C Obligations and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owing by the Company, or any other Loan Party to any Lender, the Issuing Banks, the Agent, any Affiliate of any Lender, or the Agent or any Indemnified Party, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, but in each case only as arising under or in connection with this Agreement or under or in connection with any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.  The term “Obligations” (i) includes all interest, charges, expenses, fees, attorneys’ fees and disbursements and any other sum chargeable to the Company, or any other Loan Party under or in connection with this Agreement or any other Loan Document and (ii) shall not be deemed to be paid in full at any time any Letter of Credit remains outstanding.

16

          “OCI Pension Adjustment Amount” means, for any fiscal year of the Company, with respect to the Company’s pension Plans, that portion of other comprehensive income related to minimum pension liability adjustments for such fiscal year.

          “Offeror” has the meaning given in the recitals to this Agreement.

          “Offshore Currency” means at any time Pounds Sterling, the euro and any additional currency permitted in accordance with Section 2.02(e).

          “Offshore Currency Loan” means any Offshore Rate Loan denominated in an Offshore Currency.

          “Offshore Currency Loan Sublimit” means, as to all Offshore Currencies in the aggregate, $500,000,000.

          “Offshore Rate” means for any Interest Period:

                    (a)          the rate per annum equal to the rate determined by the Agent to be the offered rate that appears on the page of the Telerate screen that displays an average British Bankers Association Interest Settlement Rate for deposits in the applicable currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                    (b)          in the event the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in the applicable currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                    (c)          in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in the applicable currency for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Offshore Rate Loan being made, Continued or Converted by the Agent (or its Affiliate) in its capacity as a Lender and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

                    The determination of the Offshore Rate by the Agent shall be conclusive in the absence of manifest error.

          “Offshore Rate Loan” means (a) a Committed Loan bearing interest based on the Offshore Rate, which may be denominated in Dollars or an Offshore Currency or (b) a Term

17

Loan bearing interest based on the Offshore Rate, which shall be denominated in Dollars.  Offshore Rate Loans (other than Term Loans) include Offshore Currency Loans.

          “Other Taxes” has the meaning specified in Section 4.05(b).

          “Participant” has the meaning specified in Section 12.08(d).

          “Participating Member State” means each country which from time to time becomes a Participating Member State as described in EMU Legislation.

          “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

          “Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Company or any corporation, trade, or business that is, along with the Company, a member of its Controlled Group, may have liability, including a reasonable possibility of liability due to having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

          “PEPS Senior Deferrable Notes” means, collectively, the senior deferrable notes issued in connection with the Premium Equity Participating Security Units.”

          “Permitted Liens” means the Liens permitted or required by Section 9.01.

          “Permitted Swap Obligations” means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a “market view”.

          “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          “Plan” means each Pension Plan or Welfare Plan, and any other employee benefit plan (within the meaning of Section 3(3) of ERISA) sponsored or maintained by the Company or any Subsidiary of the Company.

          “Portfolio Interest Exemption Certificate” has the meaning specified in Section 4.05(f)(i)(B).

          “Post-Acquisition Rating Date” means the date on which a final determination of the Company’s Debt Rating is made by both Moody’s and S&P after giving effect to the Fort James Acquisition.

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          “Pounds Sterling” means the lawful currency of the United Kingdom.

          “Premium Equity Participating Security Units” means the 17,250,000 7.50% Premium Equity Participating Security Units (PEPS Units) issued by the Company in July 1999 for $862,500,000.

          “Principal Property” means any mill, manufacturing plant, manufacturing facility or timberlands, owned by the Company and/or one or more Restricted Subsidiaries and located within the continental United States of America; provided, however, that the term “Principal Property” shall not include (a) any such mill, plant, facility or timberlands or portion thereof (i) which is financed by obligations issued by a State, a Territory or a possession of the United States of America or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is excludable from gross income of the holders thereof pursuant to the provisions of Section 103(a)(1) (but only if by reason of Section 103(b)(4)(E) or (F)) of the Internal Revenue Code of 1954, as in effect at the time of the issuance of such obligations, or (ii) which in the opinion of the Company’s Board of Directors is not of material importance to the total business conducted by the Company and the Restricted Subsidiaries, considered as a whole; or (b) any timberlands designated by the Company’s Board of Directors as being held primarily for development and/or sale rather than for the production of timber; or (c) any minerals or mineral rights.

          “Principal Subsidiary” means each of the following: each of the Persons identified on Schedule 1.01(d) so long as such Person remains a Subsidiary of the Company; any Subsidiary of the Company designated by the Company as a “Principal Subsidiary”; and any other Subsidiary of the Company having assets constituting at least 10% of the Total Assets.

          “Procurement Business” means the function, process and operation of obtaining services, equipment, tooling, raw materials, supplies and any other asset necessary to maintain, continue and expand the manufacturing operations of the Company and its Subsidiaries.

          “Pro Rata Share” means, with respect to each Lender as of any date of determination, the percentage equivalent (rounded, if necessary to the ninth decimal place) at such time of the aggregate Effective Amount of all the Committed Loans then held by such Lender divided by the Effective Amount of the aggregate Committed Loans then held by all Lenders.

          “Receivables and Related Assets” means accounts receivable, instruments, chattel paper, obligations, general intangibles and other similar assets, including interests in merchandise or goods, the sale or lease of which give rise to the foregoing, related contractual rights, guarantees, insurance proceeds, collections, other related assets and proceeds of all the foregoing.

          “Receivables Program” means, with respect to any Person, any accounts receivable securitization or commercial paper program pursuant to which such Person pledges, sells or otherwise transfers or encumbers its accounts receivable, including a trust, limited liability company, special purpose entity or other similar entity.

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          “Reference Rate” has the meaning specified in the definition of Adjusted Reference Rate.

          “Reference Rate Loan” means any Loan that bears interest at a rate determined with reference to the Adjusted Reference Rate.

          “Release” means a “release”, as such term is defined in CERCLA.

          “Replacement Lender” has the meaning specified in Section 5.09.

          “Required Lenders” means as of any date of determination, Lenders having or holding in the aggregate 51% or more of the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Committed Loan Exposure of all Lenders; provided, however, that the Commitment of, and the portion of the Term Loan Exposure and Committed Loan Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.  For purposes of determining whether the Required Lenders have approved any amendment, waiver or consent or taken any other action hereunder, the Equivalent Amount in Dollars of all unpaid Offshore Currency Loans shall be calculated on the date such amendment, waiver or consent is to become effective or such action is to be taken and the Dollar Equivalent Amount of any Bid Loans shall not be included.

          “Required Net Worth” means, at any date, an amount equal to (a) an amount equal to the sum of (i) 80% of the Net Worth as at the Closing Date based upon the pro forma balance sheet of the Company delivered pursuant to Section 7.01(j), plus (ii) 50% of quarterly net income (with no deduction for net losses) for the fiscal quarter of the Company ending after the Closing Date and each fiscal quarter of the Company thereafter plus (iii) 100% of the net proceeds to the Company of new capital stock or other equity interests issued by the Company or any Restricted Subsidiary after the Closing Date less (b) the Timber Adjustment Amount.

          “Requirement of Law” means, as to any Person, the charter and by-laws or other organization or governing documents of such Person, and any law, rule or regulation including the requirements of Environmental Laws and ERISA, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations T, U and X of the Federal Reserve Board or any order, decree or other determination of an arbitrator or a court or other Governmental Authority applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          “Responsible Officer” means, with respect to any Person, the Chief Executive Officer, the President, any Vice-Chairman or any of the Vice Presidents or the Treasurer of such Person or, with respect to financial matters, the Chief Financial Officer, the Executive Vice President-Finance and Chief Financial Officer or the Vice President and Treasurer of such Person.

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          “Restricted Subsidiary” means the Offeror and any Subsidiary of the Company (a) substantially all of the property of which is located within the continental United States of America and (b) which itself, or together with the Company and/or one or more other Restricted Subsidiaries, owns a Principal Property.

          “Sale-Leaseback Transaction” has the meaning specified in Section 9.02.

          “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Offshore Currency, same day or other funds as may be determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

          “Second Reduction Amount” has the meaning specified in Section 2.06(b)(ii).

          “Senior Bridge Facility” means the Credit Agreement, dated as of August 16, 2002, as amended from time to time, among the Company, each of the lenders party thereto, Bank of America, N.A., as administrative agent for such lenders, and Banc of America Securities LLC and Goldman Sachs Credit Partners L.P., as co-syndication agents.

          “Senior Bridge Obligations” means all loans (including, without limitation, principal and accrued interest) outstanding, and all other obligations of the Company and any of its Subsidiaries, under the Senior Bridge Facility.

          “Seventh Amendment Effective Date” means the “Effective Date” as defined in the Seventh Amendment.

          “Spot Rate” for a currency means the rate quoted by Bank of America two Business Days prior to the applicable Currency Settlement Date as the spot rate for the purchase by Bank of America of such currency with another currency through its FX Trading Office on such Currency Settlement Date.

          “Subsequent Participant” means each country that adopts the euro as its lawful currency after January 1, 1999.

          “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more Subsidiaries of such Person, or both, by such Person.

          “Subsidiary Guaranty (Multi-Year Revolving Credit Facility)” has the meaning specified in Section 7.01(c), as supplemented from time to time by a supplement in the form attached as Exhibit 8.13(a) to the Credit Agreement and executed and delivered by the Principal Subsidiary party thereto.

          “Swap Contract” means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap,

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commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Agent based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

          “S&P” means Standard & Poor’s or any successor to the rating agency business thereof.

          “Target” has the meaning given in the recitals to this Agreement.

          “Target EBITDA” means, for any fiscal period of the Company, the sum of the following, calculated for the Target and its Subsidiaries on a consolidated basis for the corresponding fiscal period of the Target: (a) net income (or net loss) for such period, plus (b) all amounts treated as expenses for depreciation, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary cash gains or non-recurring, non-cash items.

          “Taxes” has the meaning specified in Section 4.05(a).

          “Term Borrowing” means the extension of credit consisting of the conversion of the Committed Conversion Amount as of the Seventh Amendment Effective Date into Term Loans in accordance with the Seventh Amendment.

          “Term Loan” or “Term Loans” has the meaning specified in Section 2.01, and may be in the form of an Offshore Rate Loan or a Reference Rate Loan, each of which shall be a “type” of Term Loan.

          “Term Loan Exposure” means, with respect to any Lender as of any date of determination the aggregate Effective Amount of all the Term Loans of such Lender.

          “Term Loan Pro Rata Share” means, with respect to each Lender with outstanding Term Loans at any time, the percentage equivalent (rounded, if necessary to the ninth decimal place) at such time of the Term Loan Exposure of such Lender divided by the aggregate Term Loan Exposure of all Lenders.

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          “Termination Date” means the date which is five years after the Closing Date.

          “Third Reduction Amount” has the meaning specified in Section 2.06(b)(iii).

          “Threshold Amount” has the meaning specified in Section 2.14(a).

          “Timber Adjustment Amount” means $329,000,000, which represents the amount of adjustments to the Company’s Net Worth resulting from the redemption of the stock of the Company’s timber company and the separation and transfer of the Company’s timber business, all of which occurred in the fourth fiscal quarter of the Company in year 2001.

          “Timber Disposition Bridge Facility” means the Credit Agreement (Timber Disposition Bridge Facility), dated as of the date hereof, by and among North American Timber Corp., certain Lenders, and Bank of America as the agent for such Lenders.

          “Timber Note Monetizations” means commercial paper programs and other notes payable (established during 1997 through 2000) of the Company or any of its Subsidiaries with an aggregate principal amount of approximately $660 million used to monetize approximately $718 million of notes receivable received by the Company or any of its Subsidiaries in connection with (a) two sales of timberlands located in California by the Company or any of its Subsidiaries and (b) one sale of timberlands located in Maine by the Company or any of its Subsidiaries.

          “Timber Note Receivable” means a note receivable of the Company or any of its Subsidiaries that is subject to a Timber Note Monetization.

          “Total Assets” means, at any date, without duplication, the total consolidated assets of the Company and its Subsidiaries, as determined in accordance with GAAP.

          “Total Debt” of any Person means, all of the following, whether or not treated as indebtedness under GAAP:  (a) all indebtedness payable within one year from the date of the creation thereof; (b) all indebtedness payable more than one year from the date of the creation thereof; and (c) with respect to all indebtedness payable more than one year from the date of creation thereof, the portions of such indebtedness that are currently payable.

          The following shall be excluded from the definition of “Total Debt”: (i) all indebtedness arising under bank overdrafts (ii) all indebtedness or obligations of the Company arising under the Premium Equity Participating Security Units; provided, however, that on and after August 16, 2002, all indebtedness of the Company arising under the PEPS Senior Deferrable Notes shall be included in the definition of Total “Debt”; (iii) up to $175,000,000 of the aggregate outstanding indebtedness or obligations of the Company and its Subsidiaries arising under all Unisource Lease Financings; provided, however, that, if a material default or material event of default shall occur under a sublease agreement which generates rental income that is applied by the Company or any of its Subsidiaries as an offset of the payments made on account of the indebtedness or obligations of the Company or any of its Subsidiaries arising under the related Unisource Lease Financing and if such material default or material event of default shall not have been cured within the applicable cure period provided in such sublease agreement, then all outstanding indebtedness or

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obligations of the Company or any of its Subsidiaries arising under such sublease agreement related to such Unisource Lease Financing shall be included in succeeding calculations of “Total Debt”; and (iv) all indebtedness or obligations of the Company and its Subsidiaries arising under the Timber Note Monetizations; provided, however, that, if a material default or material event of default shall occur under any Timber Note Receivable the payments under which are applied as an offset of the payments made on account of such indebtedness or obligations arising under the related Timber Note Monetization and if such material default or material event of default (x) shall not have been cured within the applicable cure period provided in such Timber Note Receivable and (y) could reasonably be expected to result in any of the Timber Note Monetizations not being fully supported by credit or collateral of any Persons other than the Company and its Affiliates, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under such Timber Note Receivable shall be included in succeeding calculations of “Total Debt”.

          “Total Liabilities” means, at any date, without duplication, the total consolidated liabilities of the Company and its Subsidiaries, determined in accordance with GAAP.

          “Unisource” means Unisource Worldwide, Inc., a Delaware corporation.

          “Unisource Lease Financing” means a financing lease arrangement pursuant to which the Company transferred to, and then leased back from, a Person or Persons who were not Affiliates of the Company a warehouse facility used and formerly owned by Unisource and then subleased such warehouse facility to Unisource, and which arrangement the Company entered into in connection with the Company’s sale of a 60% equity interest in Unisource Parent to an affiliate of Bain Capital Partners, LLC.

          “Unisource Parent” means a Subsidiary of the Company which directly owns 100% of the capital stock of Unisource as a result of the transaction described in Section 9.04(g).

          “Unisource Receivables Transactions” shall mean the transactions evidenced by the following: (i) Receivables Sale Agreement, dated October 1, 1997, as amended, among Portfolio Receivables LLC, Unisource Worldwide, Inc., Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce, (ii) Receivables Sale Agreement, dated October 1, 1997, as amended, among Portfolio Receivables LLC, Unisource Worldwide, Inc., Canadian Imperial Bank of Commerce, as Purchaser, and Canadian Imperial Bank of Commerce, as Servicing Agent, and (iii) Receivables Purchase Agreement and Guaranty, dated as of September 4, 1992, as amended, among Unisource Canada, Inc., The Trust Company Bank of Montreal, Georgia-Pacific Corporation, and BMO Nesbitt Burns Inc.

          “Unrestricted Subsidiary” means any Subsidiary of the Company other than a Restricted Subsidiary.

          “Value” means, with respect to a Sale-Leaseback Transaction, as of any particular time, the amount equal to the greater of (a) the net proceeds of the sale or transfer of the property leased pursuant to such Sale-Leaseback Transaction or (b) the fair value in the opinion of the Board of Directors of the Company of such property at the time of entering into such Sale-7

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Leaseback Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

          “Welfare Plan” means a “welfare plan”, as such term is defined in Section (3)(1) of ERISA.

           1.02          Computation of Time Periods.  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

           1.03          Accounting Matters.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial statements referred to in Sections 8.09(a) and (b) shall be prepared in accordance with GAAP; provided, however, that all computations determining compliance with Article 9 shall use accounting principles consistent with those applied in the preparation of the financial statements of the Company referred to in Section 6.05(a).  The parties hereto agree that to the extent that any change in GAAP affects the calculation of the financial covenant contained herein, the Agent (at the direction of the Required Lenders) and the Company shall negotiate in good faith to amend such financial covenant to account for such changes in GAAP.

           1.04          Certain Terms.

          The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, and not to any particular Article, Section, paragraph or clause in this Agreement. The word “including” when used herein is not intended to be exclusive and means “including, without limitation.”  References herein to an Article, Section, paragraph or clause shall refer to the appropriate Article, Section, paragraph or clause in this Agreement.

          Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

           1.05          Currency Equivalents Generally.  The Agent shall determine the Equivalent Amount in Dollars of Extensions of Credit and Loans denominated in Offshore Currencies as of each Currency Settlement Date applicable thereto.  Except for purposes of financial statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency for purposes of the Loan Documents shall be such Equivalent Amount in Dollars as so determined by the Agent.

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ARTICLE 2
AMOUNTS AND TERMS OF THE LOANS

           2.01          Committed Loans.  Each Lender having a Commitment hereunder severally agrees, on the terms and subject to the conditions hereinafter set forth, to make one or more Committed Loans to the Company in Dollars or any Offshore Currency from time to time on any Business Day during the period commencing on the Closing Date and ending on the Business Day next preceding the Termination Date (each such loan, a “Committed Loan”), in an aggregate Equivalent Amount in Dollars at any time outstanding which does not exceed such Lender’s Commitment; provided, however, that after giving effect to any Borrowing of Committed Loans, (i) the Effective Amount of all Committed Loans, L/C Obligations and Bid Loans shall not at any time exceed the Aggregate Commitments, and (ii) after giving effect to any Borrowing of Offshore Currency Loans, the aggregate principal Equivalent Amount in Dollars of all outstanding Offshore Currency Loans shall not exceed the Offshore Currency Loan Sublimit.  Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Company may borrow Committed Loans under this Section 2.01, prepay such Loans under Section 2.08 and reborrow under this Section 2.01.

          On the Committed Conversion Date, each Lender’s share of the Committed Conversion Amount, which share shall be determined based on such Lender’s Commitment Percentage (expressed in the Applicable Currency) thereof in effect on the Seventh Amendment Effective Date, shall be automatically converted into a term loan (each a “Term Loan” and, collectively, the “Term Loans”) and each such Term Loan shall be deemed made by such Lender severally to the Company for purposes of this Agreement.  After giving immediate effect to such conversion, the amount of the Term Loan of each Lender shall be as set forth in Schedule 2.01.  The Term Loans are not revolving and any amount repaid or prepaid in respect thereof may not be reborrowed.  Any Term Loan that is an Offshore Rate Loan bearing interest at the Offshore Rate shall be denominated in Dollars.

          Any Committed Loans outstanding not converted into Term Loans shall continue to be Committed Loans.

           2.02          Procedure for Committed Borrowings.

          (a)            Each Committed Borrowing shall be made on notice, delivered by the Company to the Agent not later than (x) 12:00 noon (New York City time) (in the case of such Loans denominated in Dollars) and (y) 11:00 a.m. (New York City time) (in the case of such Loans denominated in any Offshore Currency) at least (i) four Business Days prior to the date of such proposed Borrowing, in the case of Offshore Rate Loans, and (ii) on the day of such proposed Borrowing, in the case of Reference Rate Loans.  Each such notice of a Committed Borrowing (a “Notice of Borrowing”) shall be irrevocable and shall be delivered by facsimile, in substantially the form of Exhibit 2.02(a), specifying therein:

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(i) the date of such Borrowing, which shall be a Business Day;

               (ii)          the amount of such Borrowing which, (A) in the case of a Borrowing of Offshore Rate Loans denominated in, Dollars, shall be in the amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof, (B) in the case of a Borrowing of Offshore Currency Loans, shall be in the amount of the lesser of (1) the Equivalent Amount of $20,000,000 and (2) 20,000,000 units of Offshore Currency, and (C), in the case of a Borrowing of Reference Rate Loans, shall be in the amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof and shall not, in any case, exceed the Aggregate Commitments on the date such Borrowing is made (after giving effect to each payment and prepayment made on such date);

(iii) whether such Borrowing is of Offshore Rate Loans or Reference Rate Loans;

(iv) in the case of a Borrowing of Offshore Currency Loans, the Applicable Currency; and

(v) if such Borrowing is of Offshore Rate Loans, the duration of the initial Interest Period or Interest Periods applicable to such Loans.

If the Notice of Borrowing shall fail to specify the duration of the initial Interest Period for any Offshore Rate Loans, such Interest Period shall be one month.

          (b)          Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Lender thereof and of the amount of such Lender’s share of such Borrowing determined on the basis of such Lender’s Commitment Percentage (expressed in the Applicable Currency of the Borrowing).  In the case of a Borrowing of Offshore Currency Loans, the Agent will, upon the determination of the Equivalent Amount of the Borrowing as specified in the Notice of Borrowing, promptly notify each Lender of the exact amount of such Lender’s Commitment Percentage of the Borrowing and the applicable Spot Rate used by the Agent to determine the Equivalent Amount.  Each Lender shall make available to the Agent the amount of its ratable share of such Borrowing in the manner and at the time set forth in Section 4.04(a).

          (c)          Unless any applicable condition specified in Article 7 has not been satisfied or waived, the Agent will make the funds received from the Lenders promptly available to the Company by crediting the account of the Company on the books of Bank of America, or such other account as shall have been specified by the Company, with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

          (d)          After giving effect to any Borrowing, there shall not be more than ten different Interest Periods in effect in respect of all Offshore Rate Loans (other than Bid Loans) then outstanding.

          (e)          The Company may from time to time request Committed Loans in currencies other than those listed in the definition of Offshore Currency so long as such currency is freely traded in the offshore interbank foreign exchange markets and freely transferable and freely convertible into Dollars.  The Company shall request any such additional currency by notice to

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the Agent (who shall promptly notify each Lender) not later than 11:00 a.m. (New York City time) ten Business Days prior to such proposed Extension of Credit.  Each Lender shall notify the Agent (who shall promptly notify the Company) whether it can, in its sole discretion, make an Extension of Credit in such requested currency.  If all Lenders consent to such currency, such currency shall thereafter be deemed for all purposes an Offshore Currency hereunder available for Extensions of Credit.

          (f)          Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to (i) the liabilities for indebtedness of the Company to the Lenders under or pursuant to this Agreement or (ii) the Lenders’ Commitments, any reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency of a Subsequent Participant to be paid to or by the Agent shall immediately, upon it becoming a Subsequent Participant, be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Agent may specify.

          (g)          The Agent may from time to time further modify the terms of, and practices contemplated by, this Agreement (other than in connection with any amendment, supplement or other modification with respect to any action or other matter referred to in Sections 12.02(a) through 12.02(d)) with respect to the euro to the extent the  Agent determines, in its reasonable discretion, that such modifications are necessary or convenient to reflect new laws, regulations, customs or practices developed in connection with the euro.  The Agent may effect such modifications, and this Agreement shall be deemed so amended, without the consent of the Company or Lenders to the extent such modifications are not materially disadvantageous to the Company and Lenders, upon notice thereto.  Unless made impracticable by a change in law, the Agent will give prior written notice to the Lenders of any such modification.

           2.03          Bid Borrowings.

          In addition to Committed Borrowings pursuant to Section 2.01, each Lender severally agrees that the Company may, as set forth in Section 2.04, from time to time on any Business Day during the period commencing on the Closing Date and ending on the Business Day next preceding the Termination Date request the Lenders to submit offers to make Bid Loans in Dollars to the Company; provided, however, that the Lenders may, but shall have no obligation to, submit such offers and the Company may, but shall have no obligation to, accept any such offers; and provided, further, that after giving effect to any Bid Borrowing, the Effective Amount of all Committed Loans, L/C Obligations, and Bid Loans shall not at any time exceed the Aggregate Commitment.

           2.04        Procedure for Bid Borrowings.

          (a)          The Company may request a Bid Borrowing hereunder by delivering to the Agent by facsimile not later than 11:00 a.m. (New York City time) at least (i) four Business Days prior to the date of the proposed Borrowing, in the case of a request for Base Rate Bid Loans, and (ii) two Business Days (or, in the event the Company desires that Competitive Bids be furnished on the date of the proposed Bid Borrowing, one Business Day) prior to the date of the proposed

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Bid Borrowing in the case of a request for Fixed Rate Bid Loans, a solicitation for Bid Loans (a “Competitive Bid Request”), in substantially the form of Exhibit 2.04(a) specifying therein:

(i) the date of such Bid Borrowing, which shall be a Business Day;

          (ii)         the aggregate amount of such Bid Borrowing, which shall be a minimum amount of $10,000,000 or integral multiples of $5,000,000 in excess thereof and shall not exceed the Available Commitments on the date such proposed Borrowing is made (after giving effect to each payment and prepayment made on such date);

          (iii)        the maturity date or dates for the partial or complete repayment of each Bid Loan to be made as part of such Bid Borrowing (none of which shall occur after the Termination Date) and, in the case of each partial repayment, the amount thereof;

          (iv)        whether the Bid Loans requested are Base Rate Bid Loans or Fixed Rate Bid Loans and, in the case of Base Rate Bid Loans, the basis of calculation of such interest rate (the “Base Rate”) to be used by the Lenders in determining the rate or rates of interest to be offered by them; and

(v) any other terms to be applicable to such Bid Borrowing (including the extent to which terms similar to Section 4.05 shall be applicable to such Bid Borrowing).

The Agent shall promptly notify each Lender of its receipt of a Competitive Bid Request by sending such Lender by facsimile a copy of such Competitive Bid Request.

          (b)          Each Lender may, in response to a Competitive Bid Request, at its option, irrevocably submit a Competitive Bid containing an offer to make one or more Bid Loans at a rate or rates of interest specified by such Lender in its sole discretion.  Each Competitive Bid must be submitted to the Company before 10:00 a.m. (New York City time) (A) three Business Days prior to the date of the proposed Bid Borrowing, in the case of a request for Base Rate Bid Loans, and (B) one Business Day prior to the date of the proposed Bid Borrowing (or, in the event the Company desires that Competitive Bids be furnished on the date of the proposed Bid Borrowing, on the date of such proposed Borrowing), in the case of a request for Fixed Rate Bid Loans.

(i) Each Competitive Bid (which shall be by telephone, promptly confirmed in writing) shall specify:

(A) the minimum amount of each Bid Loan for which such Competitive Bid is being made (which shall be at least $5,000,000) and the maximum amount thereof (which may exceed such Lender’s Commitment);

          (B)          the rate or rates of interest per annum offered for each Bid Loan, which, in the case of a Base Rate Bid Loan, shall be expressed as a margin to be added to, or subtracted from, the Base Rate specified by the Company in its Bid Request; and

(C) the applicable Lending Office of the quoting Lender.

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(ii) Any Competitive Bid may be disregarded if it:

(A) does not specify all of the information required by Section 2.04(b)(ii);

(B) contains qualifying, conditional or similar language;

(C) proposes terms other than, or in addition to, those set forth in the applicable Competitive Bid Request; or

(D) arrives after the time set forth in Section 2.04(b)(i).

          (c)          Not later than 11:00 a.m. (New York City time) three Business Days prior to the date of the proposed Bid Borrowing, in the case of a Borrowing of Base Rate Bid Loans, and 11:00 a.m. (New York City time) one Business Day prior to the date of the proposed Bid Borrowing (or, in the event the Company desires that Competitive Bids be furnished on the date of the proposed Bid Borrowing, on the date of such proposed Borrowing), in the case of a Borrowing of Fixed Rate Bid Loans, the Company shall either

(i) cancel such Bid Borrowing by giving the Agent and the Lenders notice thereof (which notice may be given by telephone and confirmed in writing by facsimile) or

          (ii)          accept one or more of the offers made by any Lender or Lenders pursuant to Section 2.04(b), in its sole discretion, by giving notice (which notice may be given by telephone, confirmed in writing by facsimile) to such Lenders of the amount of each Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Company by such Lender for such Bid Loan pursuant to Section 2.04(b)) to be made by each such Lender as part of such Bid Borrowing, and reject any remaining offers made by giving the Lenders notice (which notice may be given by telephone, confirmed in writing by facsimile) to that effect; provided, however, that to the extent that the Company elects to accept one or more Competitive Bids submitted by Lenders for a given Interest Period, the Company shall accept such Competitive Bids on the basis of ascending interest rates; and, provided, further, that in the event the Company does not, before the time stated above, either cancel the proposed Bid Borrowing pursuant to Section 2.04(c)(i) or accept one or more of the offers pursuant to this Section 2.04(c)(ii), such Bid Borrowing shall be deemed cancelled and provided, further, that in the event the Company accepts one or more of the offers pursuant to this Section 2.04(c)(ii) but does not expressly reject the remaining offers, such offers shall be deemed rejected.  The Company shall promptly notify the Agent of the date and amount of any proposed Bid Borrowing.

          (d)          For purposes of Sections 2.01 and 2.06, each outstanding Bid Loan shall be deemed to utilize the Commitments of each Lender whether or not such Lender has made such Bid Loan, by an amount equal to such Lender’s Commitment Percentage times the amount of such Bid Loan.

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           2.05          Evidence of Indebtedness.

          (a)          Each Lender, with respect to amounts payable to it hereunder, and the Agent, with respect to all amounts payable hereunder in respect of Borrowings, shall maintain on its books in accordance with its usual practice, loan accounts and control accounts, respectively, setting forth each Loan, including, in the case of each Lender having made a Bid Loan, each such Bid Loan,  the applicable interest rate, and the amounts of principal, interest, and other sums paid and payable by the Company from time to time hereunder with respect thereto and the Applicable Currency (in the case of Offshore Currency Loans); provided, however, that the failure by any Lender to record, or any error in recording, any such amount on its books shall not affect the obligations of the Company with respect thereto. In the case of any dispute, action or proceeding relating to any amount payable hereunder, the entries in each such account shall be prima facie evidence of such amount, absent manifest error. In case of any discrepancy between the entries in the Agent’s books and any Lender’s books, such Lender’s books shall be considered correct in the absence of manifest error.

          (b)          Notwithstanding the foregoing, if any Lender shall so request, the obligation to repay the Committed Loans shall also be evidenced by a promissory note in the form of Exhibit 2.05(b).

          (c)          The obligation to repay a Bid Loan shall also, if so requested by the Lender making such Bid Loan in its Competitive Bid, be evidenced by a promissory note in the form of Exhibit 2.05(c).

          (d)          Notwithstanding the foregoing, if any Lender shall so request, the obligation to repay the Term Loans shall also be evidenced by a promissory note in the form of Exhibit 2.05(d).

           2.06        Optional and Mandatory Reduction of the Commitments.

          (a)          The Company shall have the right, upon at least four Business Days’ prior notice to the Agent (which notice shall be irrevocable), at any time permanently to terminate the remaining Commitments in whole or reduce ratably in part the unused portions of the Commitments of the Lenders; provided, however, that each partial reduction shall be in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof.  No reduction in the Commitments shall (i) reduce the L/C Commitment until the Aggregate Commitments are reduced to the then current amount of the L/C Commitment, after which each reduction in the Commitments shall reduce the L/C Commitment dollar for dollar, or (ii) reduce the Offshore Currency Loan Sublimit until the Aggregate Commitments are reduced to $500,000,000, after which each reduction in the Commitments shall reduce the Offshore Currency Loan Sublimit dollar for dollar.  The Agent shall promptly notify each Lender of its receipt of any notice under this Section 2.06(a).

          (b)          Unless the then Aggregate Commitments are equal to or less than $2,500,000,000, the Aggregate Commitments shall be permanently reduced, as follows:

(i) on December 31, 2002, by an amount (the “First Reduction Amount”) equal to $250,000,000 less the amount (if any) by which the Aggregate Commitments

31

were automatically reduced pursuant to clause (i) in Section 2.14(c) in the calendar year 2002; provided, however, that, if on such date, the difference (if positive) between the Aggregate Commitments on such date (before giving effect to the foregoing reduction on such date) and $2,500,000,000 is less than the First Reduction Amount, then the Aggregate Commitments shall be permanently reduced on such date by the amount of such difference;

          (ii)         on the Seventh Amendment Effective Date, by an amount (the “Second Reduction Amount”) equal to $250,000,000; provided, however, that, if on such date, the difference (if positive) between the Aggregate Commitments on such date (before giving effect to the foregoing reduction on such date) and $2,500,000,000 is less than the Second Reduction Amount, then the Aggregate Commitments shall be permanently reduced on such date by the amount of such difference; and

          (iii)        on December 31, 2004, by an amount (the “Third Reduction Amount”) equal to $250,000,000 less the amount (if any) by which the Aggregate Commitments were automatically reduced pursuant to clause (i) in Section 2.14(c) in the calendar year 2004; provided, however, that, if on such date, the difference (if positive) between the Aggregate Commitments on such date (before giving effect to the foregoing reduction on such date) and $2,500,000,000 is less than the Third Reduction Amount, then the Aggregate Commitments shall be permanently reduced on such date by the amount of such difference.

          (c)          In addition to any other mandatory commitment reduction pursuant to this Section 2.06, the Aggregate Commitments shall be permanently reduced on the Committed Conversion Date by an amount equal to the Committed Conversion Amount.

          (d)          In addition to any other mandatory commitment reduction pursuant to this Section 2.06, the Aggregate Commitments shall be permanently reduced in accordance with Sections 2.14(c) and 2.14(d).

          (e)          Each reduction of the Aggregate Commitments pursuant to this Section 2.06 shall be applied to, and shall reduce, the Commitment of each Lender according to its Commitment Percentage.

          (f)          Once reduced in accordance with Section 2.06(b), Section 2.06(c) or Section 2.06(d), the Aggregate Commitments may not be increased.

           2.07        Repayment.

          (a)          The Company shall repay to the Agent for the account of the Lenders with a Commitment or with outstanding Committed Loans the outstanding principal amount of all Committed Loans on the Termination Date.

          (b)          The Company shall repay to each Lender which has made a Bid Loan on the maturity date of such Bid Loan (as each such maturity date shall have been specified by

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the Company in the applicable Competitive Bid Request pursuant to Section 2.04(a)(iii)) the unpaid principal amount of such Bid Loan then due and payable (each such amount being as specified for such date in such Competitive Bid Request pursuant to Section 2.04(a)(iii)).

          (c)          The Company shall repay to the Agent for the account of the Lenders with outstanding Term Loans the outstanding principal amount of all Term Loans on the Termination Date.

           2.08        Prepayments.

          (a)          Subject to Sections 5.06(a) and 5.06(b), the Company may, upon (i) at least four Business Days’ prior notice to the Agent, in the case of a prepayment of Offshore Rate Loans, and (ii) at least one Business Day’s prior notice to the Agent, in the case of a prepayment of Reference Rate Loans, prepay, ratably the outstanding principal amount of the Committed Loans or the Term Loans, or both, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid, in the minimum principal amounts as set forth in Section 2.08(b). Such notice of prepayment shall specify (i) the date and amount of such prepayment, (ii) whether such prepayment is of Reference Rate Loans or Offshore Rate Loans, or any combination thereof, and whether such Loans constitute Committed Loans or Term Loans, and (iii) the Applicable Currency.  Such notice shall not thereafter be revocable by the Company and the Agent will promptly notify (i) in the case of Committed Loans, each Lender with an outstanding Committed Loan and of such Lender’s Pro Rata Share of such prepayment and (ii) in the case of Term Loans, each Lender with an outstanding Term Loan and of such Lender’s Term Loan Pro Rata Share of such prepayment.  If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 5.06.

          (b)          Each partial prepayment of Committed Loans or Term Loan shall be, (i) in the case of Offshore Rate Loans denominated in Dollars, in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof, (ii) in the case of Offshore Currency Loans, in the aggregate principal amount of the lesser of (A) the Equivalent Amount of $20,000,000 and (B) 20,000,000 units of Offshore Currency, and (C) in the case of Reference Rate Loans, in the aggregate principal amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof; provided, however, that, if the aggregate amount of Offshore Rate Loans comprised in the same Committed Borrowing would be reduced as a result of any voluntary prepayment to an amount less than $20,000,000, such Offshore Rate Loans shall automatically Convert into Reference Rate Loans on the last day of the then current Interest Period (for purposes of which any Offshore Currency Loans shall first be redenominated into Loans denominated in Dollars).

          (c)          Bid Loans may not be prepaid.

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          (d)          If a notice of prepayment is given, such notice shall be irrevocable and the principal amount stated in such notice, together with accrued interest thereon and any amount payable pursuant to Section 5.06(a) or Section 5.06(b), shall be due and payable on the date specified in such notice.  The Agent shall promptly notify each Lender of its receipt of any notice of prepayment under this Section 2.08.

          (e)          If for any reason the aggregate principal Equivalent Amount in Dollars of all Loans (other than Term Loans) and L/C Obligations at any time exceeds the Aggregate Commitments then in effect, the Company shall immediately prepay Loans (other than Term Loans) and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.

           2.09        Interest.

          (a)          Each Reference Rate Loan (other than a Term Loan) shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the Adjusted Reference Rate plus (i) until the earlier of the date six months after the Closing Date or the Post-Acquisition Rating Date, 0.05%, and (ii) thereafter, the percentage set forth opposite the indicated Debt Rating under the heading “Applicable Margin Reference Rate Loans” in the pricing grid set forth below in this Section 2.09(a):

Debt Ratings

Moody’s		S & P	Applicable Margin Reference Rate Loans

Baa 2 or Higher	or	BBB or Higher	0.35%
Baa 3	or	BBB-	0.55%
Ba1	or	BB+	0.825%
Ba2	or	BB	1.15%
Ba3 or Lower	or	BB- or Lower	1.40%

          (b)          Each Offshore Rate Loan (other than a Term Loan) shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the applicable Offshore Rate plus either (i) until the earlier of the date six months after the Closing Date or the Post-Acquisition Rating Date, 1.05%, and (ii) thereafter, the percentage set forth opposite the indicated Debt Rating under the heading “Applicable Margin Offshore Rate Loans” in the pricing grid set forth below in this Section 2.09(b):

Debt Ratings

Moody’s		S & P	Applicable Margin Offshore Rate Loans

Baa 2 or Higher	or	BBB or Higher
Baa 3	or	BBB-	1.550%
Ba1	or	BB+	1.825%
Ba2	or		BB
Ba3 or Lower	or	BB- or Lower	2.40%

          (c)          Each Term Loan consisting of a Reference Rate Loan shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the Adjusted Reference Rate plus the percentage set forth opposite the indicated Debt Rating under the heading “Applicable Margin Reference Rate Loans” in the pricing grid set forth below in this Section 2.09(c):

Debt Ratings

Moody’s		S & P	Applicable Margin Reference Rate Loans

Baa 2 or Higher	or	BBB or Higher	0.55%
Baa 3	or	BBB-	0.85%
Ba1	or	BB+	1.225%
Ba2	or	BB	1.65%
Ba3 or Lower	or	BB- or Lower	1.90%

          (d)          Each Term Loan consisting of an Offshore Rate Loan shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the applicable Offshore Rate plus the percentage set forth opposite the indicated Debt Rating under the heading “Applicable Margin Offshore Rate Loans” in the pricing grid set forth below in this Section 2.09(d):

Debt Ratings

Moody’s		S & P	Applicable Margin Offshore Rate Loans

Baa 2 or Higher	or	BBB or Higher	1.550%
Baa 3	or	BBB-	1.850%
Ba1	or	BB+	2.225%
Ba2	or	BB	2.65%
Ba3 or Lower	or	BB- or Lower	2.90%

          (e)          Any change in the applicable margin shall become effective three Business Days after notification to the Agent of a change in Debt Rating or occurrence of the Post-Acquisition Rating Date by (i) the Company pursuant to Section 8.10(c), or (ii) any Lender, accompanied in the case of clause (ii) by evidence satisfactory to the Agent of such event.  In the event of a split rating,

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the higher rating will apply; if the Debt Ratings are split by more than one level, one level above the lower rating will apply.  If at any time no Debt Rating is available, the applicable margin shall be (A) (x) 1.40% per annum for all Reference Rate Loans (other than Term Loans) and 2.40% for all Offshore Rate Loans (other than Term Loans) and (B) (x) 1.90% per annum for all Term Loans consisting of Reference Rate Loans and (y) 2.90% for all Term Loans consisting of Offshore Rate Loans; provided, that if at any time no Debt Rating exists solely because both Moody’s and S&P shall cease to exist, then the applicable margin shall be the amount that corresponds to the Debt Rating that is one level lower than the Debt Rating applicable immediately prior to the date on which both Moody’s and S&P shall cease to exist.

          (f)          Accrued interest shall be paid on each Interest Payment Date (and, after maturity, on demand).

          (g)          The Company shall pay to each Lender which has made a Bid Loan interest on the unpaid principal amount of such Bid Loan from the date when made until paid in full, on each Interest Payment Date (and, after maturity, on demand), at the rate of interest specified by such Lender in its Competitive Bid pursuant to Section 2.04(b)(ii)(B).

           2.10          Default Interest. During the continuation of any Event of Default pursuant to Section 10.01(a), the Company shall pay interest (after as well as before judgment to the extent permitted by law) on the Effective Amount of all Obligations then due and payable (other than in respect of Bid Loans), at a rate per annum which is determined by adding 2% per annum to the applicable margin then in effect in accordance with Section 2.09, and, in the case of Obligations not subject to any such applicable margin (other than in respect of Bid Loans), at a rate per annum equal to the Adjusted Reference Rate plus the applicable margin for Reference Rate Loans then in effect in accordance with Section 2.09 plus 2%; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Offshore Rate Loan shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Adjusted Reference Rate, plus the applicable margin for Reference Rate Loans then in effect in accordance with Section 2.09 plus 2% (for purposes of which any Offshore Currency Loans shall be redenominated into Loans denominated in Dollars at expiration of such Interest Period).

           2.11        Continuation and Conversion Elections for Committed Loans and Term Loans.

          (a)          The Company may upon irrevocable written notice to the Agent:

          (i)          elect to Convert, on any Business Day, all or any portion of outstanding Reference Rate Loans in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof  into Offshore Rate Loans;

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          (ii)         elect to Convert, on the last day of any Interest Period therefor, all or any portion of outstanding Offshore Rate Loans denominated in Dollars comprising the same Borrowing in the aggregate principal amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof  into Reference Rate Loans; or

          (iii)        elect to Continue, on the last day of any Interest Period therefor, any Offshore Rate Loans in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof as Offshore Rate Loans of the same currency;

provided, however, that if the Effective Amount of Offshore Rate Loans in the same Borrowing would be reduced as a result of any Conversion of part thereof to Reference Rate Loans to an amount less than $20,000,000, such Offshore Rate Loans shall automatically Convert into Reference Rate Loans on the last day of the Interest Period on which such Conversion occurs.

          (b)          The Company shall deliver a notice of Conversion or Continuation (a “Notice of Conversion/Continuation”), in substantially the form of Exhibit 2.11(b), to the Agent not later than 12:00 noon (New York City time) (i) four Business Days prior to the proposed date of Conversion or Continuation, if the Loans (other than Bid Loans) denominated in Dollars or any portion thereof are to be Converted into or Continued as Offshore Rate Loans denominated in Dollars, (ii) and four Business Days prior to the proposed date of Continuation if any Offshore Currency Loans are to be Continued as Offshore Loans denominated in the same currency or (iii) one Business Day prior to the proposed date of Conversion, if the Loans (other than Bid Loans) or any portion thereof are to be Converted into Reference Rate Loans.

          Each such Notice of Conversion/Continuation shall be irrevocable and shall be made by facsimile, specifying therein:

(i) the proposed date of Conversion or Continuation;

(ii) the aggregate amount of Loans (other than Bid Loans) to be Converted or Continued;

(iii) the Applicable Currency;

(iv) the duration of the applicable Interest Period if such Loans (other than Bid Loans) are Offshore Rate Loans.

          (c)          If, on the fourth Business Day prior to the expiration of any Interest Period applicable to Offshore Rate Loans denominated in Dollars, the Company shall have failed to select a new Interest Period to be applicable to such Offshore Rate Loans, the Company shall be deemed to have elected to Convert such Offshore Rate Loans into Reference Rate Loans effective as of the last day of such Interest Period.  If the Company has failed to select a new Interest Period to be applicable to any Offshore Currency Loans prior to the fourth Business Day in advance of the expiration date of the current Interest Period applicable thereto, the Company shall be deemed to have elected to Continue such Offshore Currency Loans on the basis of a one month Interest Period.

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          (d)          Upon receipt of a Notice of Conversion/Continuation, the Agent shall promptly notify each Lender thereof. With respect to Conversions and Continuations of Committed Loans, all such Conversions and Continuations shall be made ratably among the Lenders based on their Commitment Percentages of the Committed Loans with respect to which such notice was given. With respect to Conversions and Continuations of Term Loans, all such Conversions and Continuations shall be made ratably among the Lenders according to the respective outstanding principal amounts of the Term Loans with respect to which the notice was given held by each Lender.

          (e)          Notwithstanding any other provision contained in this Agreement, after giving effect to any Conversion or Continuation of any Loans (other than Bid Loans), there shall not be more than ten different Interest Periods in effect in respect of all Offshore Rate Loans (other than Bid Loans) then outstanding.

           2.12          Termination of Prior Commitments.  The Company and each of the Lenders party to the 1999 Credit Agreement or 1999 NAT Credit Agreement agree that the “Commitments” (as defined in the 1999 Credit Agreement and the 1999 NAT Credit Agreement) shall be terminated upon the Closing Date by written notice from the Company and North American Timber Corp. notwithstanding the notice requirement set forth in Section 2.06 of each such Credit Agreement regarding such termination.

           2.13          Redenomination, Etc.  Notwithstanding anything herein to the contrary, during the existence of a Default or an Event of Default, upon the request of the Majority Lenders of the Class having Committed Loan Exposure, the Company shall repay all or any part of any outstanding Offshore Currency Loans (as so requested) with the proceeds of new Reference Rate Loans in the Equivalent Amount of the Offshore Currency Loans to be repaid, and the Company shall be deemed to have requested such Reference Rate Loans, which shall be made by the Lenders having Committed Loan Exposure without satisfaction of the conditions precedent set forth in Section 7.03. The Agent will promptly notify the Company of any such deemed request.  Unless the Required Lenders otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Loan in Dollars Converted into or Continued as an Offshore Rate Loan.

           2.14          Net Proceeds from Asset Sales - Mandatory Prepayment of Loans and Mandatory Commitment Reductions.

          (a)          After all Senior Bridge Obligations have been paid in full and all financing commitments under the Senior Bridge Facility have been canceled or otherwise terminated and for each calendar year, commencing with the calendar year in which such Senior Bridge Obligations have been so paid and such commitments have been so canceled or terminated, (i) when the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year exceeds $50,000,000 (the “Threshold Amount”), then, with respect to the first $250,000,000 of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year in excess of the Threshold Amount, the Company shall prepay the outstanding Committed Loans and Term Loans in an amount equal to one-hundred percent (100%) of all such Net Proceeds in accordance with the prepayment schedule set forth in Section 2.14(b) and in accordance with

38

Section 2.14(i), and (ii) when the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year exceeds $300,000,000, then the Company shall prepay the outstanding Committed Loans and Term Loans in an amount equal to fifty (50%) of any such excess Net Proceeds in accordance with the prepayment schedule set forth in Section 2.14(b).

          (b)          Any required prepayments of the outstanding Committed Loans and Term Loans with Net Proceeds from any Asset Sale pursuant to Section 2.14(a) shall made in accordance with the following prepayment schedule: (i) if an Asset Sale generates Net Proceeds such that the amount thereof that is required to be applied to prepay the outstanding Committed Loans and Term Loans pursuant to Section 2.14(a) is at least $25,000,000, the Company shall prepay the then outstanding Committed Loans and Term Loans in accordance with Section 2.14(i) and in the amounts provided in and required pursuant to Section 2.14(a) within thirty (30) days of receipt of such Net Proceeds; and (ii) in all other cases, the Company shall prepay the then outstanding Committed Loans and Term Loans in accordance with Section 2.14(i) and in the amounts provided in and required pursuant to Section 2.14(a) on the date the Company delivers the compliance certificate pursuant to Section 8.09(c), together with the Company’s financial statement pursuant to Section 8.09(a) for the fiscal quarter in which such Asset Sale occurred.  Upon any prepayment pursuant to Sections 2.14(a) and 2.14(b), the Agent shall promptly notify the Lenders of such prepayment.

          (c)          After all Senior Bridge Obligations have been paid in full and all financing commitments under the Senior Bridge Facility have been canceled or otherwise terminated and for each calendar year, commencing with the calendar year in which such Senior Bridge Obligations have been so paid and such commitments have been so canceled or terminated, (i) when the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year exceeds the Threshold Amount, then, with respect to the first $250,000,000 of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year in excess of the Threshold Amount, the Aggregate Commitments shall be automatically reduced on the applicable date in accordance with Section 2.14(d) by an amount equal to one-hundred percent (100%) of all such Net Proceeds minus the amount of any prepayment of the Term Loans under Sections 2.14(a) and 2.14(b) by virtue of such Net Proceeds, and (ii) when the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in such calendar year exceeds $300,000,000, then the Aggregate Commitments shall be automatically reduced on the applicable date in accordance with Section 2.14(d) by an amount equal to fifty (50%) of any such excess Net Proceeds minus the amount of any prepayment of the Term Loans under Sections 2.14(a) and 2.14(b) by virtue of such excess Net Proceeds; provided, however, that once the Aggregate Commitments are reduced to $2,500,000,000, the Aggregate Commitments shall no longer be automatically reduced by Net Proceeds pursuant to this Section 2.14(c).  Notwithstanding the foregoing in this Section 2.14(c) to the contrary, as a result of the reduction of the Aggregate Commitments pursuant to Section 2.06(b)(ii), in the case of any Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in the calendar year 2003, the Aggregate Commitments shall be reduced only in accordance with clause (ii) in the immediately preceding sentence, subject, however, to the proviso therein.

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          (d)          Each automatic reduction of the Aggregate Commitments pursuant to Section 2.14(c) shall take effect on one of the following two dates, as applicable: (i) if an Asset Sale generates Net Proceeds such that the amount thereof will cause the Aggregate Commitments to be reduced pursuant to Section 2.14(c) by at least $25,000,000, the then Aggregate Commitments shall be automatically reduced on the thirtieth (30th) calendar day following receipt by the Company or any of its Subsidiaries of any such Net Proceeds by the amounts provided in and required pursuant to Section 2.14(c); and (ii) in all other cases, the Aggregate Commitments shall be automatically reduced on the date the Company delivers the compliance certificate pursuant to Section 8.09(c), together with the Company’s financial statement pursuant to Section 8.09(a) for the fiscal quarter in which such Asset Sale occurred, by the amounts provided in and required pursuant to Section 2.14(c).

          (e)          Notwithstanding anything contained in Sections 2.14(a) and 2.14(c) to the contrary, no such prepayment pursuant to Section 2.14(a) shall be required, and no such automatic reduction of the Aggregate Commitments shall occur pursuant to Section 2.14(c), in connection with (i) an Asset Sale that constitutes a Sale-Leaseback Transaction not requiring compliance with Section 9.02(b) or Section 9.02(c) or (ii) a sale of more than 50% of the Company’s holdings of the capital stock of or other equity or ownership interest in Unisource Parent.

          (f)          Any reduction of the Aggregate Commitments pursuant to Sections 2.14(c) and 2.14(d) shall be applied to, and shall reduce, the Commitment of each Lender according to its Commitment Percentage.  All accrued facility fees to the effective date of any reduction or termination of the Aggregate Commitment shall be paid on the effective date of such reduction or termination.

          (g)          Any prepayment of the Committed Loans and Term Loans and any Commitment reductions required by this Section 2.14, in each case, shall not be subject to the minimum amount requirements of Section 2.06(a).

          (h)          Any reduction in the Aggregate Commitments which reduces the Aggregate Commitments below the then current amount of the L/C Commitment shall result in an automatic corresponding reduction of the L/C Commitment to the amount of the Aggregate Commitments as so reduced, without any action on the part of the Issuing Banks.

          (i)          Any prepayment under Section 2.14(a) and Section 2.14(b) shall be applied to the Committed Loans and the Term Loans then outstanding as follows:

          (A)          notwithstanding anything contained in Section 2.14(a) and Section 2.14(b) to the contrary, with respect to any Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in the calendar year 2003, (A) in the case of clause (i) in Section 2.14(a), only the Committed Loans then outstanding shall be prepaid, and (B) in the case of clause (ii) in Section 2.14(a), the Committed Loans and the Term Loans then outstanding shall be prepaid pro rata (based on the then Effective Amount of both the Committed Loans and the Term Loans) in accordance therewith; and

40

          (B)          with respect to any Net Proceeds received by the Company and its Subsidiaries on a consolidated basis from Asset Sales in any calendar year after 2003, the Committed Loans and the Term Loans then outstanding shall be prepaid pro rata (based on the then Effective Amount of both the Committed Loans and the Term Loans).

          (j)          Once reduced in accordance with Section 2.14(f) or Section 2.14(h), neither the Aggregate Commitment nor the L/C Commitment may be increased.

          (k)          Any prepayments of any Committed Loans or Term Loans pursuant to Section 2.14(i) shall be applied as follows: first, to repay any Reference Rate Loan then outstanding; and second, to repay in the inverse order of their stated maturity Offshore Rate Loans.

          (l)          The Company shall pay, together with each prepayment under this Section 2.14, accrued interest on the amount prepaid or repaid and any amounts required pursuant to Section 5.06.

ARTICLE 3
THE LETTERS OF CREDIT

           3.01        The Letter of Credit Subfacility.

          (a)          On the terms and conditions set forth herein (i) each Issuing Bank severally agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Termination Date to issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with Sections 3.02(c) and 3.02(d), (B) to honor drafts under the Letters of Credit; and (ii) the Lenders severally agree to purchase an irrevocable and unconditional participation in each Letter of Credit Issued for the account of the Company; provided, that the Issuing Bank shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the “Issuance Date”), after giving effect to any requested Loans, (i) the Effective Amount of all Committed Loans, L/C Obligations, and Bid Loans shall exceed the Aggregate Commitment, or (ii) the Effective Amount of all L/C Obligations shall exceed the L/C Commitment.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Company’s ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

          (b)          The Issuing Bank is under no obligation to Issue any Letter of Credit if:

          (i)          any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain

41

from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

          (ii)         the Issuing Bank has received written notice from any Lender, the Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article 7 is not then satisfied;

(iii) the expiry date of any requested Letter of Credit is after the Termination Date, unless all of the Lenders have approved such expiry date in writing;

(iv) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit;

          (v)         any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank;

(vi) any standby Letter of Credit is for the purpose of supporting the Issuance of any Letter of Credit by any other Person; or

(vii) such Letter of Credit is in a face amount less than $100,000 or is denominated in a currency other than Dollars.

          (c)          Upon the reasonable request of any Lender from time to time, the Agent will provide a summary of outstanding Letters of Credit.

           3.02        Issuance, Amendment and Renewal of Letters of Credit.

          (a)          Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least four days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

          (b)          At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has

42

received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy thereof.  Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit from the Agent (i) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under Section 3.01(b)(iii) as a result of the limitations set forth in clauses (A) through (B) thereof or Section 3.01(b)(ii); or (ii) that one or more conditions specified in Article 7 are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank’s usual and customary business practices.

          (c)          From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the Issuing Bank will, upon the written request of the Company, received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it.  Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank:  (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require.  The Issuing Bank shall be under no obligation to amend any Letter of Credit if:  (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit.  The Agent will promptly notify the Lenders of the receipt by it of any L/C Application or L/C Amendment Application.

          (d)          The Issuing Bank and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the renewal of any Letter of Credit issued by it.  Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require.  The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit.  If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this Section 3.02(d) upon the request of the Company but the Issuing Bank shall not have received any L/C Amendment

43

Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall (unless such renewal would cause the expiry date thereof to extend beyond the Termination Date), nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Lenders hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

          (e)          The Issuing Bank may, at its election (or as required by the Agent at the direction of the Majority Lenders of the Class having Committed Loan Exposure), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Termination Date.

          (f)          This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

          (g)          The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

           3.03       Risk Participations, Drawings and Reimbursements.

          (a)          Immediately upon the Issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in the undrawn amount of such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Commitment Percentage of such Lender, multiplied by (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.  For purposes of Section 2.01, each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Lender by an amount equal to the amount of such participation.

          (b)          In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company.  The Company shall reimburse the Issuing Bank, directly or with the proceeds of a Committed Loan, before 1:00 p.m. (New York City time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an “Honor Date”), in an amount equal to the amount so paid by the Issuing Bank.  In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 1:00 p.m. (New York City time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Lender thereof, and the Company shall be deemed to have requested that Committed Loans consisting of Reference Rate Loans be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Aggregate Commitments and subject to the conditions set forth in Section 7.03(b), but without regard to minimum borrowing and integral amount limitations contained herein.  Any notice given by the Issuing Bank or the Agent pursuant to this Section 3.03(b) may be oral if

44

promptly confirmed in writing (including by facsimile); provided, that the lack of such a prompt confirmation shall not affect the conclusiveness or binding effect of such notice.  Notwithstanding the Company’s unconditional obligation to reimburse the Issuing Bank hereunder, no Event of Default pursuant to Section 10.01(a) shall be deemed to have occurred unless the Issuing Bank shall have notified the Company one Business Day prior to the Honor Date of such request for a drawing.

          (c)          Each Lender shall upon any notice from the Agent pursuant to the third sentence of Section 3.03(b) make available to the Agent for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to its Commitment Percentage of the amount of the unreimbursed drawing, whereupon the participating Lenders shall (subject to Section 3.03(d)) each be deemed to have made a Committed Loan consisting of a Reference Rate Loan to the Company in that amount.  If any Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Lender’s Commitment Percentage of the amount of the drawing by no later than 3:00 p.m. (New York City time) on the Honor Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period.  The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 3.03.

          (d)          With respect to any unreimbursed drawing that is not converted into Committed Loans consisting of Reference Rate Loans to the Company, in whole or in part, because of the Company’s failure to satisfy the conditions set forth in Section 7.03(b) or for any other reason, the Company shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Reference Rate, plus the Applicable Margin for Reference Rate Loans set forth in Section 2.09(a) for the first Business Day following notice to the Company of a request for a drawing, and thereafter at the Reference Rate, plus the Applicable Margin for Reference Rate Loans set forth in Section 2.09(a) plus 2%, and each Lender’s payment to the Issuing Bank pursuant to Section 3.03(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 3.03.

          (e)          Each Lender’s obligation in accordance with this Agreement to make the Committed Loans or L/C Advances, as contemplated by this Section 3.03, as a result of a drawing under a Letter of Credit, shall be absolute, irrevocable, and unconditional and without recourse to the Issuing Bank and shall not be affected by any Default or an Event of Default or other occurrence or event; provided, however, that each Lender’s obligation to make Committed Loans under this Section 3.03 is subject to the conditions set forth in Section 7.03(b).

           3.04        Repayment of Participations.

          (a)          Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Lender has paid the Agent

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for the account of the Issuing Bank for such Lender’s participation in the Letter of Credit pursuant to Section 3.03, or (ii) in payment of interest thereon, the Agent will pay to each Lender, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Lender’s Commitment Percentage of such funds, and the Issuing Bank shall receive the amount of the Commitment Percentage of such funds of any Lender that did not so pay the Agent for the account of the Issuing Bank.

          (b)          If the Agent or the Issuing Bank is required at any time to return to the Company, or to a trustee, receiver, liquidator, custodian, or any official in any proceeding of the type described in Section 10.01(f), any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to Section 3.04(a) in reimbursement of a payment made under a Letter of Credit, or any interest or fee thereon, each Lender shall, on demand of the Agent forthwith return to the Agent or the Issuing Bank the amount of its Commitment Percentage of any amounts so returned by the Agent or the Issuing Bank, plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Agent or the Issuing Bank at a rate per annum equal to the Federal Funds Rate in effect from time to time.

           3.05        Role of the Issuing Bank.

          (a)          Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

          (b)          No Agent-Related Person nor any of the respective correspondents, participants or assignees of any Issuing Bank shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

          (c)          The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in 3.06(a) through 3.06(g); provided, however, anything in such clauses to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing Bank’s willful misconduct or gross negligence or the Issuing Bank’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may

46

accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

           3.06        Obligations Absolute.  The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Committed Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

          (a)          any lack of validity or enforceability of this Agreement or any L/C-Related Document;

          (b)          any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

          (c)          the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

          (d)          any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

          (e)          any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

          (f)          any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

          (g)          any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

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           3.07        Cash Collateral Pledge.  Upon the request of the Agent or the Majority Lenders of the Class having Committed Loan Exposure, (a) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (b) if, as of the Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, then, the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations.

           3.08        Letter of Credit Fees.

          (a)          The Company shall pay to the Agent for the account of each of the Lenders a letter of credit fee with respect to the Letters of Credit at a rate per annum equal to the applicable margin above the Offshore Rate then in effect under Section 2.09(b) for Offshore Rate Loans for each day such Letters of Credit are outstanding, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and based upon Letters of Credit outstanding for that quarter as calculated by the Agent.  Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Termination Date (or such later expiration date).

          (b)          The Company shall pay to each Issuing Bank for the account of such Issuing Bank a fronting fee with respect to the Letters of Credit Issued by such Issuing Bank at a rate equal to 0.125% per annum for each day such Letters of Credit are outstanding, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and based upon Letters of Credit outstanding for that quarter as calculated by the Agent.  Such fronting fee shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Termination Date (or such later expiration date).

          (c)          The Company shall pay to the Issuing Bank who Issued such Letter of Credit from time to time on demand the normal and customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to such Letter of Credit as from time to time in effect Issued by such Issuing Bank.

           3.09        International Standby Practices.  The International Standby Practices as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

           3.10        Existing Letters of Credit.

          On and after the First Amendment Effective Date the Existing Letters of Credit shall be deemed for all purposes, including for purposes of the fees to

48

be collected pursuant to Sections 3.08(a) and 3.08(c), and reimbursement of costs and expenses to the extent provided herein, Letters of Credit outstanding under this Agreement and entitled to the benefits of this Agreement and the other Loan Documents, and shall be governed by the applications and agreements pertaining thereto and by this Agreement.  Each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank on the First Amendment Effective Date a participation in each such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender’s Commitment Percentage times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.  For purposes of Section 2.01, the Existing Letters of Credit shall be deemed to utilize pro rata the Commitment of each Lender.

           3.11        Subsidiaries as Account Parties

          (a)          As agreed from time to time between the Company and the Issuing Bank, the L/C-Related Documents for any Letter of Credit, and other communications required of the Company with respect thereto under this Article 3, may be executed by a Principal Subsidiary of the Company rather than the Company.  The parties hereto acknowledge and agree that a letter of credit issued pursuant to such L/C-Related Documents shall be a Letter of Credit for all purposes hereunder, and the Company, the Issuing Bank, and the Lenders shall be obligated with respect thereto hereunder, and the Company shall be obligated under the related L/C-Related Documents, as though the Company were the signatory to such L/C Related Documents.  Without limiting the foregoing, the Company hereby guarantees the payment when due, upon maturity, acceleration or otherwise, of any and all L/C Obligations of any Principal Subsidiary arising under any L/C-Related Document.  If any or all of such L/C Obligations becomes due and payable, the Company unconditionally promises to pay such L/C Obligations to the Issuing Bank and each Lender on demand, in lawful money of the United States.

          (b)          The Company guarantees the payment of any and all L/C Obligations of each Principal Subsidiary whether or not due or payable by such Principal Subsidiary upon (a) dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, such Principal Subsidiary or the Company, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of such Principal Subsidiary or the Company, and unconditionally promises to pay such L/C Obligations to the Agent, on demand, in lawful money of the United States.

          (c)          The liability of the Company under this Section 3.11 is exclusive and independent of any security for or other guaranty of the L/C Obligations of any Principal Subsidiary, whether executed by the Company or by any other party, and the liability of the Company hereunder is not affected or impaired by (a) any direction of application of payment by any Principal Subsidiary or by any other party, or (b) any other guaranty or undertaking of the Company or of any other party as to the L/C Obligations of any Principal Subsidiary, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel of any Principal Subsidiary or the Company.  To the extent any Principal Subsidiary or the Company makes any payment to the Issuing Bank or the

49

Agent in connection with the L/C Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether in connection with an Insolvency Proceeding or otherwise (any such payment is hereinafter referred to as a “Preferential Payment”), then this guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment, the L/C Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

          (d)          The obligations of the Company under this Section 3.11 are independent of the obligations of the Principal Subsidiaries, and a separate action or actions may be brought and prosecuted against the Company whether or not action is brought against any Principal Subsidiary and whether or not any Principal Subsidiary be joined in any such action or actions.

          (e)          The Company authorizes the Issuing Bank, without notice to the Company, and without affecting or impairing the Company’s liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the L/C Obligations of any Principal Subsidiary or any part thereof; (b) take and hold security granted by any Person for the payment of such L/C Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Issuing Bank in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Principal Subsidiaries or other obligors.

          (f)          It is not necessary for the Issuing Bank to inquire into the capacity or powers of any Principal Subsidiary or the officers, directors, partners or agents acting or purporting to act on its behalf, and any L/C Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          (g)          Absent a waiver of such right, the Company may have the right to assert a defense to an action to enforce this guaranty if (a) the Issuing Bank, the Agent, or the Lenders do not proceed against any Principal Subsidiary, or any security for the L/C Obligations of any Principal Subsidiary, or pursue any other remedy in its power that the Company cannot pursue, before enforcing this guaranty, (b) the Issuing Bank, the Agent, or the Lenders takes any action, without the Company’s consent, of the type specified in Section 3.11(c), or any other action by which the L/C Obligations of any Principal Subsidiary is altered in any respect, or the remedies or rights of the Company against any Principal Subsidiary or any other person or any security are impaired, suspended or extinguished, (c) any Principal Subsidiary is under a legal disability or has any other defense to payment of the L/C Obligations, (d) there is no liability on the part of any Principal Subsidiary or such liability is limited or ceases for any reason other than payment of the L/C Obligations in full, (e) Issuing Bank, the Agent, or any Lender fails to notify the Company of information known to them as to any Principal Subsidiary’s financial condition, assets or other circumstances bearing on repayment of the L/C Obligations or the nature, scope and extent of the risks that the Company assumes and incurs hereunder (and the Company agree that neither the Issuing Bank, the Agent, nor any Lender shall have any duty to advise the Company of any such information), (f) the statute of limitations applicable to an action to enforce this guaranty has run (and the Company agrees that any payment by any Principal Subsidiary or other circumstance that operates to toll any statute of

50

limitations as to any Principal Subsidiary shall operate to toll the statute of limitations as to the Company), (g) the Issuing Bank, the Agent, or any Lender fails to make or provide any presentment, demand for performance, or notice of nonperformance, dishonor, the acceptance of this guaranty, or other notice, or (h) any election of remedies by the Issuing Bank, the Agent, or any Lender, including any election to proceed by nonjudicial foreclosure on any security, or any act or omission of the Issuing Bank, the Agent, or any Lender relating to such foreclosure, operates to impair, suspend or extinguish any right of contribution, subrogation or reimbursement that the Company would otherwise have against any Principal Subsidiary.  The Company hereby expressly waives the right to assert any defense described in this Section 3.11(g).

           3.12          Appointment of Additional Issuing Banks.

          The Company may, from time to time, with the prior consent of the Agent and the other Issuing Banks, appoint from among the Lenders hereunder an additional issuer of one or more Letters of Credit hereunder.  No such appointment shall become effective until such consents required in the preceding sentence have been granted by such Persons and such appointed Lender has notified the Company and the Agent in writing of is acceptance of such appointment.  In addition to its capacity as a Lender hereunder, such appointed Lender shall, upon the effective date of such appointment, be deemed automatically to be acting in its capacity as an Issuing Bank hereunder and shall have all rights, obligations and duties of an Issuing Bank hereunder.

ARTICLE 4
FEES; PAYMENTS; TAXES

           4.01          Fees.

          (a)

          (i)          The Company agrees to pay to the Agent for the account of each Lender a facility fee at a rate per annum equal to the outstanding Commitment of such Lender (regardless of utilization) times either (i) until the earlier of the date six months after the Closing Date or the Post-Acquisition Rating Date, 0.20%, and (ii) thereafter, the percentage (the “Facility Fee Rate Percentage”) set forth opposite the indicated Debt Rating under the heading “Percentage Facility Fee” in the pricing grid set forth below:

Debt Ratings

Moody’s		S & P	Percentage Facility Fee

Baa 2 or Higher	or	BBB or Higher	0.20%
Baa 3	or	BBB-	0.30%
Ba1	or	BB+	0.40%
Ba2	or	BB	0.50%
Ba3 or Lower	or	BB- or Lower	0.50%

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provided, however, that if at any time no Debt Rating is available, the Facility Fee Rate Percentage shall be 0.50% per annum, except that if at any time no Debt Rating exists solely because both Moody’s and S&P shall cease to exist, then the Facility Fee Rate Percentage shall be the percentage that corresponds to the Debt Rating that is one level lower than the Debt Rating applicable immediately prior to the date on which both Moody’s and S&P shall cease to exist.  Any change in the Facility Fee Rate Percentage shall become effective three Business Days after notification to the Agent of a change in Debt Rating or occurrence of the Post-Acquisition Rating Date by (i) the Company pursuant to Section 8.10(c), or (ii) any Lender, accompanied by evidence satisfactory to the Agent of such event.  In the event of a split rating, the higher rating will apply; if the Debt Ratings are split by more than one level, one level above the lower rating will apply.

          (ii)          The facility fee shall accrue from the earlier of (1) the Closing Date or (2) November 30, 2000 until the Termination Date and be payable (A) quarterly in arrears on the last Business Day of each calendar quarter, commencing with the calendar quarter ending on January 1, 2001, (B) on any date of reduction or termination of the Commitments, and (C) on the Termination Date.

          (b)          The Company agrees to pay to the Agent for its account an agency fee and a competitive bid fee in such amounts and at such times as are set forth in the Fee Letter.

          (c)          The Company agrees to pay to each of the Agent and each Co-Syndication Agent for its own account an arrangement fee on the date which is the earlier of the Closing Date or November 30, 2000 in the amounts set forth in the Fee Letter.

          (d)          The Company agrees to pay to each Lender for its own account an upfront fee in the amount as separately agreed to by such Lender, the Company and the Arrangers, payable 50% on the date which is one Business Day after the date on which the Agent shall have received an original or facsimile signature page to this Agreement from each Lender and 50% on the Closing Date.

          (e)          To the extent that the Closing Date shall not have occurred on or prior to November 30, 2000, the Company agrees to pay all fees and expenses referenced in Section 7.02(c) on such date (other than upfront fees referenced in Section 4.01(d) above).

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           4.02        Computation of Interest, Fees; Change in Debt Rating.

          (a)          All computations of interest payable in respect of Reference Rate Loans or Offshore Currency Loans denominated in Pounds Sterling shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed.  All computations of interest in respect of other Offshore Rate Loans and Bid Loans and all computations of fees under this Agreement shall be made on the basis of a year of 360 days and actual days elapsed.

          (b)          Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error.  The Agent, upon determining the Offshore Rate for any Interest Period, shall promptly notify the Company and the Lenders thereof.

          (c)          If the Company fails to notify the Agent of any change in its Debt Rating or the occurrence of the Post-Acquisition Rating Date as and when required by Section 8.10(c), and such notification would have caused an increase in any applicable margin pursuant to Section 2.09 or the Facility Fee Rate Percentage pursuant to Section 4.01(a), then the Company shall pay to the Agent upon demand any amount of interest or fees payable by the Company hereunder after such change in the Debt Rating that exceeds the amount actually paid had such notice been timely given.

           4.03        Payments by the Company.

          (a)          The Company shall make each payment hereunder on the day when due (i) in respect of any Committed Loan or Term Loan, to the Agent at the Agent’s Payment Office not later than 1:00 p.m. (New York City time), or (ii) in respect of any Bid Loan, to the Lender which made such Bid Loan at the office specified in Schedule 1.01(b) not later than 1:00 p.m. (New York City time), in each case without defense, setoff or counterclaim, in Same Day Funds and in the Applicable Currency.  The Agent will promptly distribute to each Lender (x) in respect of any Loan other than Term Loans, such Lender’s Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received and (y) in respect of any Term Loan, such Lender’s Term Loan Pro Rata Share of such payment in like funds as received.

          (b)          Subject to the provisions set forth in the definition of “Interest Period” herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c)          Any payment which is received by the Agent later than 1:00 p.m. (New York City time), as confirmed by Federal Reserve wire number, shall be deemed to have been received on the immediately succeeding Business Day.

          (d)          Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such

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Lender. If and to the extent the Company shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand the excess of the amount distributed to such Lender over the amount, if any, paid by the Company for the account of such Lender, together with interest thereon at the Federal Funds Rate, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent; provided, however, that if any Lender shall fail to repay such amount within three Business Days after demand therefor, such Lender shall, from and after such third Business Day until payment is made to the Agent, pay interest thereon at a rate per annum equal to the sum of the Adjusted Reference Rate plus 1%.

           4.04        Payments by the Lenders.

          (a)          Not later than (i) 3:00 p.m. (New York City time) in the case of a Borrowing of Loans (other than Term Loans) in Dollars and (ii) 11:00 a.m. (London time) in the case of a Borrowing of Offshore Currency Loans (other than Term Loans) on the date of each proposed Committed Borrowing, each Lender shall make available to the Agent for the account of the Company at the Agent’s Payment Office on the date of borrowing requested by the Company and in Same Day Funds and in the Applicable Currency, the amount of such Lender’s Commitment Percentage of such Committed Borrowing.

          (b)          Unless the Agent shall have received notice from a Lender at least one Business Day prior to the date of any proposed Committed Borrowing that such Lender will not make available to the Agent for the account of the Company, the amount of such Lender’s Commitment Percentage of such Committed Borrowing, the Agent may assume that such Lender has made such amount available to the Agent on the date of such Committed Borrowing, and the Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount.  If and to the extent any Lender shall not have made such full amount available to the Agent, and the Agent in such circumstances makes available to the Company such amount, such Lender shall, within two Business Days following the date of such Committed Borrowing, make such amount available to the Agent, together with interest thereon for each day from and including the date of such Committed Borrowing, at a rate per annum equal to the Federal Funds Rate.  If such amount is so made available, such payment to the Agent shall constitute such Lender’s Committed Loan on the date of such Committed Borrowing for all purposes of this Agreement.  If such amount is not made available to the Agent within two Business Days following the date of such Committed Borrowing, the Agent shall notify the Company of such failure to fund, and, on the third Business Day following the date of such Committed Borrowing, the Company shall pay to the Agent such amount, together with interest thereon for each day elapsed since the date of such Committed Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Committed Borrowing.  Nothing contained in this Section 4.04(b) shall relieve any Lender which has failed to make available its Commitment Percentage of any Committed Borrowing hereunder from its obligation to do so in accordance with the terms hereof.

          (c)          The obligations of the Lenders hereunder to make Committed Loans and to fund participations in Letters of Credit are several and not joint.  The failure of any Lender to make any Committed Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its

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corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan or purchase its participation.

          (d)          If the Company accepts one or more of the offers made by any Lender or Lenders pursuant to Section 2.04(c)(ii), each such Lender which is to make a Bid Loan as part of any Bid Borrowing shall before 12:00 noon (New York City time) on the date of such proposed Bid Borrowing (or before 2:00 p.m. (New York City time) on the date of such Bid Borrowing in the case of a Fixed Rate Bid Loan) make available to the Company at such Lender’s Lending Office such Lender’s portion of such Bid Borrowing in Same Day Funds.  The Company will promptly notify the Agent of the total amount of Bid Loans made in connection with such Bid Borrowing, each date on which all or any part of such Bid Loans shall mature and the principal amount which shall mature on each such date, and the Agent will, in turn, promptly notify each Lender of the amount of such Bid Borrowing and the relevant maturity date or dates of the Bid Loans comprised in such Bid Borrowing.

           4.05        Taxes.

          (a)          Subject to Section 4.05(g), any and all payments by the Company to the Agent for its account and for the account of any Lender under this Agreement (other than on account of a Bid Loan, except to the extent otherwise specified as being applicable to any such Bid Loan) shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto incurred in connection with any Borrowing pursuant to this Agreement, excluding (i) such taxes (including income taxes or franchise taxes or branch profit taxes) as are imposed on or measured by such Lender’s or the Agent’s, as the case may be, net income and (ii) such taxes as are imposed by a jurisdiction other than the United States of America or any political subdivision thereof and that would not have been imposed but for the existence of a connection between such Lender or the Agent and the jurisdiction imposing such taxes (other than a connection arising principally by reason of this Agreement) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”).

          (b)          In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other sales, excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (other than on account of a Bid Loan, except to the extent otherwise specified as being applicable to any such Bid Loan) or any other Loan Document (hereinafter referred to as “Other Taxes”).

          (c)          Subject to Section 4.05(g), the Company agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.05) paid by such Lender or the Agent, as the case may be, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such

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Taxes or Other Taxes were correctly or legally asserted; provided, however, that each Lender and the Agent agree to contest in good faith in cooperation with the Company any Taxes or Other Taxes that such Lender or the Agent, as the case may be, in consultation with the Company has determined have been incorrectly asserted.  This indemnification shall be made within 30 days from the date such Lender or the Agent, as the case may be, makes written demand therefor.

          (d)          If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then, subject to Section 4.05(g),

          (i)          the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.05), such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

(ii) the Company shall make such deductions; and

(iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (e)          Within 30 days after the date of any payment by the Company of Taxes or Other Taxes under this Section 4.05, the Company will furnish to the Agent, for the account of each Lender receiving a payment from which Taxes or Other Taxes were deducted, the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Agent.

          (f)          Each Lender that is other than a United States Person as defined in the Code hereby agrees that:

          (i)          it shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 12.08 after the Closing Date, the date upon which such Lender becomes a party hereto) deliver to the Agent (two (2) originals) and to the Company (one (1) original):

          (A)          if its Lending Office is located in the United States of America, accurate and complete signed originals of Internal Revenue Service Form W-8ECI or any successor thereto (“Form W-8ECI”) or other version of Internal Revenue Service Form W-8, as appropriate, or any successor thereto (“Form W-8”), and/or

          (B)          if its Lending Office is located outside the United States of America, accurate and complete signed originals of Internal Revenue Service Form W-8BEN or any successor thereto (“Form W-8BEN”) or other appropriate Form W-8, and, in the case of a Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10% shareholder (within the

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meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code) (“Portfolio Interest Exemption Certificate”);

in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such Lending Office or Offices under this Agreement free from withholding of United States Federal income tax;

          (ii)         if at any time such Lender changes its Lending Office or Offices or selects an additional Lending Office, it shall, at the same time or reasonably promptly thereafter but only to the extent the forms previously delivered by it hereunder are no longer effective, deliver to the Agent (two originals) and to the Company (one original) in replacement for the forms previously delivered by it hereunder:

(A) if such changed or additional Lending Office is located in the United States of America, accurate and complete signed originals of Form W-8ECI or other appropriate Form W-8; or

(B) otherwise, accurate and complete signed originals of Form W-8BEN or other appropriate Form W-8, and, if appropriate, a Portfolio Interest Exemption Certificate,

in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office under this Agreement free from withholding of United States Federal income tax;

          (iii)        it shall, before or promptly after the occurrence of any event (including the passing of time and, as provided above, any event mentioned in clause (ii)) requiring a change in the most recent Form W-8ECI, Form W-8BEN or other appropriate Form W-8 previously delivered by such Lender and if no change in law shall have occurred since the date of delivery of such most recent form that would make the delivery of replacement forms hereunder unlawful, deliver to the Agent (two originals) and to the Company (one original) accurate and complete signed originals of Form W-8ECI, Form W-8BEN or other appropriate Form W-8 (or any successor forms) in replacement for the forms previously delivered by such Lender; and

          (iv)        it shall, promptly upon the request of the Company to that effect, deliver to the Agent and the Company such other accurate and complete forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender’s tax status for withholding purposes or may otherwise be appropriate to eliminate or minimize any Taxes on payments under this Agreement.

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          (g)          The Company shall not be required to pay any amounts pursuant to Section 4.05(a), 4.05(b), 4.05(d), or 4.05(i) to any Lender for the account of any Lending Office of such Lender in respect of any sum payable hereunder:

(i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 4.05(f) in respect of such Lending Office;

          (ii)        if such Lender shall have delivered to the Agent a Form W-8ECI or other appropriate Form W-8 in respect of such Lending Office pursuant to Section 4.05(f)(i)(A), 4.05(f)(ii)(A) or 4.05(f)(iii) and such Lender shall not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of the payment of such sum by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8ECI or other appropriate Form W-8; provided, however, that if, notwithstanding such change in law, a Lender would be legally able to provide such other forms or information as would reduce or eliminate United States withholding taxes applicable to payments made hereunder, such Lender shall, if requested by the Company, timely provide such forms or other information to the Company, and the Company shall not be required to pay any amounts pursuant to Section 4.05(a), 4.05(c) or 4.05(d) to the extent such amount would not have been owed but for a failure of such Lender to comply with its obligations under this proviso; or

          (iii)          if such Lender shall have delivered to the Company a Form W-8BEN or other appropriate Form W-8 in respect of such Lending Office pursuant to Section 4.05(f)(i)(B), 4.05(f)(ii)(B) or 4.05(f)(iii) and such Lender shall not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of the payment of such sum by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN or other appropriate Form W-8; provided, however, that if, notwithstanding such change in law, a Lender would be legally able to provide such other forms or information as would reduce or eliminate United States withholding taxes applicable to payments made hereunder, such Lender shall, if requested by the Company, timely provide such forms or other information to the Company, and the Company shall not be required to pay any amounts pursuant to Section 4.05(a), 4.05(c) or 4.05(d) to the extent such amount would not have been owed but for a failure of such Lender to comply with its obligations under this proviso.

          (h)          Each Lender shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable pursuant to this Section 4.05; provided, however, that such efforts shall not include the taking of any actions by a Lender that would result in any tax, cost or other expense to such Lender (other than a tax, cost or expense for which such Lender shall have been

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reimbursed or indemnified by the Company pursuant to this Agreement or otherwise) or any action which would in the reasonable opinion of such Lender have an adverse effect upon its financial condition, operations, business or properties.

          (i)          Each Lender agrees to indemnify the Agent and hold the Agent harmless for the full amount of any and all present or future Taxes, Other Taxes and related liabilities (including penalties, interest, additions to tax and expenses, and any Taxes or Other Taxes imposed by any jurisdiction on amounts payable to Agent under this Section 4.05(i)) which are imposed on or with respect to principal, interest or fees payable to such Lender hereunder and which are not paid by the Company pursuant to this Section 4.05, whether or not such Taxes, Other Taxes or related liabilities were correctly or legally asserted.  This indemnification shall be made within 30 days from the date the Agent makes written demand therefor.

           4.06          Sharing of Payments, Etc. If, other than as provided in Sections 4.05, 5.02, 5.03, 5.05 and 5.06 or as otherwise expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Lender shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.  The Company agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation.  The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

ARTICLE 5
CHANGES IN CIRCUMSTANCES; ETC.

           5.01        Offshore Rate Protection.

          (a)          The following in this Section 5.01(a) shall apply with respect to any Term Loan consisting of an Offshore Rate Loan: if, with respect to any Interest Period for Term Loans consisting of Offshore Rate Loans, the Agent or the Majority Lenders of the Class having Term Loan Exposure determine (a) deposits in Dollars are not being offered to banks in the applicable offshore market for the applicable amount and Interest Period of the requested Offshore Rate Loan, (b) that for

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any reason adequate and reasonable means do not exist for ascertaining the Offshore Rate for such Interest Period, or (c) by the first day of such Interest Period, the Majority Lenders of the Class having Term Loan Exposure notify the Agent that the Offshore Rate for such Interest Period will not adequately reflect the cost to the Majority Lenders of the Class having Term Loan Exposure of maintaining their respective Term Loans consisting of Offshore Rate Loans for such Interest Period, the Agent shall forthwith so notify the Company and the Lenders, whereupon the obligations of the Lenders having a Term Loan Exposure to Continue Term Loans as Offshore Rate Loans, or to Convert Term Loans consisting of Reference Rate Loans into Term Loans consisting of Offshore Rate Loans, shall be suspended until the Agent shall notify the Company and the Lenders having a Term Loan Exposure that the circumstances causing such suspension no longer exist and any then outstanding Term Loans consisting of Offshore Rate Loans, shall at the end of the then current Interest Period for such Term Loans be Converted into Reference Rate Loans.

          (b)          The following in this Section 5.01(b) shall apply to any Loan (other than Term Loans) consisting of Offshore Rate Loans: if with respect to any Interest Period for Loans (other than Term Loans) consisting of Offshore Rate Loans, the Agent or the Majority Lenders of the Class having Committed Loan Exposure determine (a) deposits in Dollars or the applicable Offshore Currency are not being offered to banks in the applicable offshore market for the applicable amount and Interest Period of the requested Offshore Rate Loan, (b) that for any reason adequate and reasonable means do not exist for ascertaining the Offshore Rate for such Interest Period, or (c) by the first day of such Interest Period, the Majority Lenders of the Class having Committed Loan Exposure notify the Agent that the Offshore Rate for such Interest Period will not adequately reflect the cost to the Majority Lenders of the Class having Committed Loan Exposure of making such Offshore Rate Loans or funding or maintaining their respective Offshore Rate Loans for such Interest Period, the Agent shall forthwith so notify the Company and the Lenders, whereupon the obligations of the Majority Lenders of the Class having Committed Loan Exposure to make or Continue Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans shall be suspended until the Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist and any then outstanding Loans (other than Term Loans) consisting of Offshore Rate Loans shall at the end of the then current Interest Period for such Loans be Converted into Reference Rate Loans; provided, that upon the request of the Majority Lenders of the Class having Committed Loan Exposure, the Company shall repay all or any part of any outstanding Offshore Currency Loans (as so requested) with the proceeds of new Reference Rate Loans in the Equivalent Amount of the Offshore Currency Loans to be repaid, and the Company shall be deemed to have requested such Reference Rate Loans, which shall be made by the Lenders that had such Offshore Currency Loans without satisfaction of the conditions precedent set forth in Section 7.03.

           5.02          Additional Interest on Offshore Rate Loans.  The Company shall pay to each Lender, on demand of such Lender, (a) as long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional amounts as are sufficient to

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compensate such Lender for such additional or increased costs and (b) in respect of any Offshore Currency Loans, as long as such Lender shall be required under any applicable regulations of the central bank or other relevant Governmental Authority in the country in which the Offshore Currency of such Offshore Currency Loan circulates to maintain reserves with respect to similar liabilities or assets, additional amounts as are sufficient to compensate such Lender for such additional or increased costs.

           5.03          Increased Costs.  If, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements covered by Section 5.02) in or in the interpretation of any law or regulation after the date hereof (except to the extent such introduction, change or interpretation affects Taxes or Other Taxes) or (b) the compliance with any guideline or request issued after the date hereof (except to the extent such guideline or request affects Taxes or Other Taxes) from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall, subject to Section 5.08(b), be liable for, and shall from time to time, upon demand therefor by such Lender to the Company through the Agent, pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.  For purposes of this Section 5.03, the term “Taxes” shall have the meaning specified in Section 4.05(a) without regard to the exclusions set forth in Section 4.05(a).

           5.04          Illegality.  Notwithstanding any other provision of this Agreement, if the introduction of any Requirement of Law, or in the interpretation or administration of any Requirement of Law shall, after the date hereof, make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its applicable Lending Office to make or Continue Committed Loans or Term Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans, or if any Lender determines that a change in national or international financial, political or economic conditions or exchange controls has occurred which would, in the opinion of such Lender, make it impractical for such Lender to make or Continue Committed Loans or Term Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans, then, on notice thereof and demand therefor by such Lender to the Company through the Agent, (a) the obligation of such Lender to make or to Continue Committed Loans or Term Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans shall terminate and (b) the Company shall forthwith prepay in full all Offshore Rate Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the then current Interest Period applicable to each such Offshore Rate Loan if such Lender may lawfully continue to maintain such Offshore Rate Loan to such day, or immediately if such Lender may not lawfully continue to maintain such Offshore Rate Loan to such day, unless the Company, on or prior to the date on which it would otherwise be required to prepay such Offshore Rate Loan, Converts all Offshore Rate Loans of all Lenders then outstanding into Reference Rate Loans; provided, that upon the request of the Majority Lenders of the Class having Committed Loan Exposure, the Company shall repay all or any part of any outstanding Offshore Currency Loans (as so requested) with the proceeds of new Reference Rate Loans in the Equivalent Amount of the

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Offshore Currency Loans to be repaid, and the Company shall be deemed to have requested such Reference Rate Loans, which shall be made by the Lenders without satisfaction of the conditions precedent set forth in Section 7.03.

           5.05        Capital Adequacy.  In the event that any Lender shall determine that the compliance with any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or other Governmental Authority, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and such Lender (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy and such Lender’s or such corporation’s desired return on capital) determines that the amount of such capital is increased as a consequence of such Lender’s obligation under this Agreement, then the Company shall, subject to Section 5.08(b), be liable for and shall from time to time, upon demand therefor by such Lender through the Agent, pay to the Agent for the account of such Lender such additional amounts as are sufficient to compensate such Lender for such increase.

           5.06        Funding Losses.

          (a)          If the Company makes any payment or prepayment of principal with respect to any Offshore Rate Loan (including payments made after any acceleration thereof or prepayments made with Reference Rate Loans pursuant to Section 2.13, 2.14, 5.01 or 5.04) or Converts any Loan from a Offshore Rate Loan to a Reference Rate Loan on any day other than the last day of an Interest Period applicable thereto, the Company shall pay to each Lender, upon demand therefor by such Lender, the amount (if any) by which (i) the present value of the additional interest which would have been payable on the amount so received had it not been received until the last day of such Interest Period exceeds (ii) the present value of the interest which would have been recoverable by such Lender by placing such amount so received on deposit in the relevant interbank market for a period starting on the date on which it was so received and ending on the last day of such Interest Period.  For purposes of determining present value under this Section 5.06(a), interest amounts shall be discounted at a rate equal to the sum of (A) the Offshore Rate determined two Business Days before the date on which such principal amount is received for an amount substantially equal to the amount received and for a period commencing on the date of such receipt and ending on the last day of the relevant Interest Period, plus (B) (x) in the case of any Offshore Rate Loan other than a Term Loan, the percentage above the Offshore Rate payable in respect of such Offshore Rate Loan pursuant to Section 2.09(b)(ii) and (y) in the case of any Term Loan consisting of an Offshore Rate Loan, the percentage above the Offshore Rate payable in respect of such Offshore Rate Loan pursuant to Section 2.09(d).

          (b)          If (i) the Company fails to prepay, borrow, Convert or Continue any Offshore Rate Loan after a notice of prepayment, Borrowing, Conversion or Continuation has been given (or is deemed to have been given) to any Lender or (ii) any Offshore Currency Loan shall be redenominated in Dollars for any purpose hereunder, the Company shall reimburse each Lender, upon demand therefor by such Lender, for any resulting loss and expense incurred by it,

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including any loss incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender from third parties to fund any Offshore Rate Loan.

          (c)          If for any reason any Lender receives all or part of the principal amount of a Bid Loan owed to it prior to the scheduled maturity date thereof, the Company shall, on demand by such Lender, pay such Lender the amount (if any) by which (i) the present value of the additional interest which would have been payable on the amount so received had it not been received until such maturity date exceeds (ii) the present value of the interest which would have been recoverable by such Lender by placing such amount so received on deposit in the London interbank market for a period starting on the date on which it was so received and ending on such maturity date.  For purposes of determining present value under this Section 5.06(c), interest amounts shall be discounted at a rate equal to the sum of (A) the Offshore Rate determined two Business Days before the date on which such principal amount is received for an amount substantially equal to the amount received and for a period commencing on the date of such receipt and ending on such maturity date, plus (B) (x) in the case of any Offshore Rate Loan other than a Term Loan, the percentage above the Offshore Rate payable in respect of such Offshore Rate Loan pursuant to Section 2.09(b)(ii) and (y) in the case of any Term Loan consisting of an Offshore Rate Loan, the percentage above the Offshore Rate payable in respect of such Offshore Rate Loan pursuant to Section 2.09(d).

           5.07        Funding; Certificates of Lenders.

          (a)          Each Lender may fulfill its obligation to make, Continue or Convert Loans into Offshore Rate Loans by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Offshore Rate Loans; provided, however, that such Offshore Rate Loans shall in such event be deemed to have been made and to be held by such Lender and the obligation of the Company to repay such Offshore Rate Loans shall be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Company hereby consents and agrees that, for purposes of any determination to be made pursuant to Section 5.01, 5.02, 5.03, 5.04 or 5.06, it shall be conclusively assumed that each Lender elected to fund all Offshore Rate Loans by a matching deposit or other borrowing in the applicable offshore interbank market.

          (b)          Any Lender claiming reimbursement or compensation pursuant to Sections 4.05, 5.02, 5.03, 5.05 and/or 5.06 shall deliver to the Company through the Agent a certificate setting forth in reasonable detail the basis for computing the amount payable to such Lender hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.  The Company shall pay to any Lender claiming compensation or reimbursement from the Company pursuant to Sections 5.02, 5.03, 5.05 or 5.06 the amount requested by such Lender no later than five Business Days after such demand.

           5.08        Change of Lending Office; Limitation on Increased Costs.

          (a)          Each Lender agrees that upon the occurrence of any event giving rise to the operation of Section 4.05(c) or 4.05(d) or Sections 5.02, 5.03, 5.04 or 5.05 with respect to such Lender, it will use commercially reasonable efforts (consistent with its internal policy and legal

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and regulatory restrictions) to minimize the imposition of any costs and expenses pursuant to such Sections and to designate a different Lending Office for any Loans affected by such event with the object of avoiding the consequence of the event giving rise to the operation of such Section.  Nothing in this Section 5.08 shall affect or postpone any of the obligations of the Company or the right of any Lender provided in Section 4.05(c) or 4.05(d) or Sections 5.02, 5.03, 5.04 or 5.05.

          (b)          Notwithstanding the provisions of Sections 4.05(c), 4.05(d), 5.02, 5.03 and 5.05, the Company shall only be obligated to compensate any Lender for any amount arising or occurring during (i) any time or period commencing (A) in the case of Section 4.05(c) or 4.05(d), not more than six months and (B) in the case of Sections 5.02, 5.03 or 5.05, not more than three months, prior to the date on which such Lender notifies the Agent and the Company that such Lender proposes to demand such compensation and (ii) any time or period during which, because of the unannounced retroactive application of any statute, regulation or other basis, such Lender could not have known that such amount might arise or accrue.

           5.09        Replacement of Lenders.  The Company may from time to time for reasonable cause, as determined by the management of the Company, including invocation of any provision of this Article 5 by any Lender, designate one or more banks (any such bank so designated being herein called a “Replacement Lender”) willing, in its or their sole discretion, to purchase all of the Loans (including participations in L/C Obligations, and excluding Bid Loans) of any one or more Lenders and each such Lender’s rights hereunder (other than any such rights with respect to Bid Loans), without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans (other than Bid Loans) payable to such Lender plus any accrued but unpaid interest on such Loans (other than Bid Loans) and accrued but unpaid facility fees in respect of such Lender’s Commitment, if any, and any other amounts payable to such Lender under this Agreement or any other Loan Document (other than with respect to Bid Loans), including any amount payable pursuant to Section 5.06 as though such Lender’s Offshore Rate Loans were being prepaid on the date of such purchase, and to assume all the obligations of such Lender hereunder (other than with respect to Bid Loans), and, upon such purchase, such Lender shall no longer be a party hereto or have any rights hereunder (except those that pertain to its Bid Loans and those that survive full payment hereunder) and shall be relieved from all obligations to the Company hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder (other than with respect to Bid Loans).

ARTICLE 6
REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to the Lenders and the Agent that, on the Closing Date both immediately before and after giving effect to the consummation of the Fort James Acquisition and on each date thereafter upon which these representations and warranties are made or deemed made:

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           6.01          Corporate Existence; Compliance with Law.  The Company, Offeror, and each other Restricted Subsidiary:

          (a)            is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b)            is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except where the failure to be so qualified is not likely to have a Material Adverse Effect;

          (c)             has all requisite corporate power and authority to own, pledge, mortgage, hold under lease and operate its properties and to conduct its business as now or currently proposed to be conducted; and

          (d)             is in compliance with all Requirements of Law applicable to it and its business except for such non-compliance which is not likely to have a Material Adverse Effect.

           6.02        Corporate Power; Authorization. The execution, delivery and performance by Offeror, and each Loan Party of each of the Loan Documents and each Merger Document to which such Person is a party:

          (a)          are within the respective corporate powers of such Person;

          (b)          have been, or prior to such execution will have been, duly authorized by all necessary corporate action, including the consent of shareholders where required;

          (c)          do not:

(i) contravene the articles or certificate of incorporation or by-laws of such Person;

(ii) violate any other Requirement of Law;

          (iii)       conflict with or result in the breach of, or constitute a default under, any Contractual Obligation of such Person, except for such conflicts, breaches or defaults which are not likely to have a Material Adverse Effect and which do not subject any Lender or the Agent to any criminal liability or any material civil liability; or

(iv) result in the creation or imposition of any Lien upon any of the property of any Person; and

          (d)          do not require the consent of, authorization by, approval of or notice to, or filing or registration with, any Governmental Authority or any other Person other than (i) as of the Closing Date, those which have been obtained, made or given, are in full force and effect, and which are fully disclosed on Schedule 6.02(d) and (ii) those which are not required to be obtained, made or given as of the Closing Date but which will be obtained, made or given as and when required.

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           6.03        Enforceable Obligations.  This Agreement, each other Loan Document and Merger Document to which Offeror, and any Loan Party is a party have been duly executed and delivered by such Person.  This Agreement is, each other Loan Document and Merger Document when delivered hereunder will be, legal, valid and binding obligations of each Person party thereto, enforceable against each such Person in accordance with their respective terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.

           6.04        Taxes.  As of the Closing Date, the Company, Offeror, and each other Restricted Subsidiary have filed all federal, state, local and foreign tax returns which are required to have been filed in any jurisdiction and have paid all taxes shown to be due thereon or otherwise assessed, to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Person has set aside on its books reserves (adequate in accordance with, and segregated to the extent required by, GAAP) and the non-filing or non-payment of which is not likely to have a Material Adverse Effect.

           6.05        Financial Matters.

          (a)          The consolidated balance sheets of the Company and its Subsidiaries as of the last day of the fiscal year ended on January 1, 2000, and the last day of the fiscal quarter ended July 1, 2000, and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year and fiscal quarter (and in the case of such balance sheets and statements for such fiscal year, with reports thereon by Arthur Andersen & Co., independent public accountants), copies of which have been delivered to the Agent and each Lender prior to the execution of this Agreement, fairly present the consolidated financial position of the Company and its Subsidiaries as of the date of said balance sheets and the consolidated results of their operations for the period covered by said statements of income and cash flows, and have been prepared in accordance with GAAP consistently applied in all material respects by the Company and its Subsidiaries throughout the periods involved, except as set forth in the notes thereto.  There are no material liabilities, contingent or otherwise, of the Company or any Subsidiary not reflected in the consolidated balance sheet as of January 1, 2000 or in the notes thereto which are required to be disclosed therein.

          (b)          Since January 1, 2000, there has been no Material Adverse Effect and no development which is likely to have a Material Adverse Effect, except as reflected in the Company’s periodic reports filed with the Securities and Exchange Commission prior to the Closing Date.

          (c)          There is no material obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitments which is not reflected in the January 1, 2000 consolidated financial statements of the Company and its Subsidiaries or in the notes thereto which are required by GAAP to be disclosed therein and no liability reflected in such notes is likely to have a Material Adverse Effect.

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           6.06        Litigation.  As of the Closing Date, there are no pending or, to the knowledge of the Company, threatened, actions or proceedings affecting the Company or any Restricted Subsidiary before any court or other Governmental Authority or any arbitrator that are likely to have a Material Adverse Effect.

           6.07        Subsidiaries.

          (a)          (i)  Set forth on Schedule 6.07(a) is a complete and correct list of all Restricted Subsidiaries and Unrestricted Subsidiaries of the Company as of the date hereof, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its incorporation and the percentage of shares of each class of its securities outstanding owned by the Company and each other Subsidiary of the Company; (ii) all of the outstanding shares of securities of each of the Subsidiaries of the Company listed on Schedule 6.07(a) have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary of the Company, free and clear of any Lien, except as otherwise permitted hereunder, and (iii) no Subsidiary of the Company owns any shares of securities of the Company.

          (b)          To the best of the Company’s knowledge, (i) set forth on Schedule 6.07(b) is a complete and correct list of all Subsidiaries of the Target as of September 13, 2000, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its incorporation and the percentage of shares of each class of its securities outstanding owned by the Target and each other Subsidiary of the Target; (ii) all of the outstanding shares of securities of each of the Subsidiaries of the Target listed on Schedule 6.07(b) have been validly issued, are fully paid and nonassessable and are owned by the Target or another Subsidiary of the Target, free and clear of any Lien, except as otherwise permitted hereunder, and (iii) no Subsidiary of the Target owns any shares of securities of the Target.

           6.08        Liens.  As of the Closing Date, there are no Liens of any nature whatsoever on any properties owned by the Company, Offeror or any other Restricted Subsidiary, other than Permitted Liens.

           6.09        No Burdensome Restrictions; No Defaults.

          (a)          As of the Closing Date, none of the Company or any Restricted Subsidiary is a party to any Contractual Obligation the performance of which is likely to have a Material Adverse Effect.

          (b)          As of the Closing Date, no provision or provisions of any applicable Requirement of Law has or is likely to have a Material Adverse Effect.

          (c)          None of the Company or any Restricted Subsidiary is in default under or with respect to any Contractual Obligation which default is likely to have a Material Adverse Effect.

          (d)          No Default or Event of Default has occurred and is continuing.

           6.10       Investment Company Act; Public Utility Holding Company Act.  None of the Company, Offeror or any Loan Party is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined

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in the Investment Company Act of 1940, as amended, or a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 1935, as amended.  The making of the Loans by the Lenders, the application of the proceeds and repayment thereof by the Company and the consummation of the transactions contemplated by the Loan Documents and the Merger Documents will not violate any provision applicable to any such Person of (a) the Investment Company Act of 1940, as amended, or (b) any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

           6.11       Margin Regulations.  The making of the Loans by the Lenders and the use of the proceeds of the Loans by the Company does not violate Regulation T, U, or X of the Federal Reserve Board.

           6.12       Environmental Matters.  Except as set forth on Schedule 6.12:

          (a)          all facilities and property (including underlying groundwater) presently owned or leased by the Company or any of its Subsidiaries have been, and continue to be, owned or leased by the Company or its Subsidiaries in material compliance with all Environmental Laws, except for such non-compliance as is not likely to have a Material Adverse Effect;

          (b)          there are no pending or threatened

          (i)          claims, complaints, notices or requests for information received by the Company or any of its Subsidiaries with respect to any alleged violation of any Environmental Law which are likely to have a Material Adverse Effect, or

(ii) claims, complaints, notices or inquiries to the Company or any of its Subsidiaries regarding potential liability under any Environmental Law which are likely to have a Material Adverse Effect;

          (c)          except for Releases of Hazardous Materials which occurred after the date that the Company or any of its Subsidiaries sold, transferred, assigned or otherwise disposed of its interests in any previously owned or leased property, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by any such Person that are likely to have a Material Adverse Effect;

          (d)          the Company and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses except for such non-compliance as is not likely to have a Material Adverse Effect;

          (e)          (i) no property presently owned or leased by the Company or any of its Subsidiaries and (ii) to the best of the knowledge of the Company, no property previously owned or leased by the Company or any of its Subsidiaries is listed or proposed for listing (1) on the National Priorities List pursuant to CERCLA or (2) on any similar published state list of sites requiring investigation or clean-up where the cost of clean-up could reasonably be expected to have a Material Adverse Effect;

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          (f)          to the knowledge of the Company, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries that are likely to have a Material Adverse Effect;

          (g)          the Company or any of its Subsidiaries has not directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar published state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against the Company or any of its Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA, except for such claims which are not likely to have a Material Adverse Effect;

          (h)          there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Company or any of its Subsidiaries that are likely to have a Material Adverse Effect; and

          (i)          to the knowledge of the Company, no conditions exist at, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, are likely to have a Material Adverse Effect.

           6.13        Labor Matters.  Except as set forth on Schedule 6.13, there are no strikes or other labor disputes or grievances or charges or complaints with respect to any employee or group of employees pending or, to the knowledge of the Company, threatened against the Company or any Restricted Subsidiary which are likely to have a Material Adverse Effect.

           6.14        ERISA Plans.  During the twelve-consecutive-month period prior to the Closing Date, no steps have been taken to terminate any Pension Plan (other than a standard termination as defined in Section 4041(b) of ERISA for which a commitment to make the terminating Pension Plan sufficient is not required), and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.  Other than liability for benefit payments or contributions in the ordinary course, no condition exists or event or transaction has occurred with respect to any Plan which is likely to result in the incurrence by the Company or any member of the Controlled Group of any material liability, fine or penalty.  Each Plan complies with the applicable provisions of ERISA and the Code, except where such non-compliance is not likely to have a Material Adverse Effect. Except as disclosed on Schedule 6.14, neither the Company nor any Subsidiary of the Company has any material contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

           6.15        Swap Obligations.  None of the Company nor any of its Restricted Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations.  The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and

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managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

           6.16          Full Disclosure.  None of the representations or warranties made by the Company, any Restricted Subsidiary, or Offeror in the Loan Documents and Merger Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company, any Restricted Subsidiary or Offeror in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Lenders prior to the Closing Date) and the Merger Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or otherwise necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

           6.17          Compliance with Merger Documents.  Each of the Company, Offeror, its other Restricted Subsidiaries, Target and Target’s Subsidiaries are in compliance with all material terms of each of the Merger Documents to which such Person is a party.  Each of the representations and warranties of each party to the Merger Agreement, including Target, are true and correct except as to such misrepresentations that could not reasonably be expected to have a Material Adverse Effect.

ARTICLE 7
CONDITIONS PRECEDENT

           7.01        Conditions Precedent to the First Loan.  The obligation of each Lender to make its initial Extension of Credit is subject to the satisfaction of the condition precedent that the Agent shall have received the following, each, unless otherwise specified below, dated as of the Closing Date, in form and substance satisfactory to the Agent and its counsel:

          (a)          Board Resolutions; Incumbency Certificates.  A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (i) the resolutions of the Board of Directors of such Person approving each Loan Document and Merger Document to which such Person is a party and the transactions contemplated hereby and thereby, (ii) all documents evidencing other necessary corporate action, if any, by each such Person with respect to each Loan Document and Merger Document to which such Person is a party and (iii) the names and signatures of the officers of each such Person authorized to act with respect to each Loan Document and Merger Document executed by it, upon which certificate the Agent and each Lender may conclusively rely until they shall have received a further certificate of the Secretary or Assistant Secretary of such Person canceling or amending such prior certificate;

          (b)          Articles of Incorporation; By-Laws and Good Standing.  Each of the following documents:

          (i)          the articles or certificate of incorporation of each Loan Party as in effect on the Closing Date, certified (A) by the Secretary of State of the state of incorporation of such Person as of a date reasonably close to the Closing Date, and (B) by the Secretary or an Assistant Secretary of such Person as of the Closing Date, and the by-laws of each

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Loan Party, as in effect on the Closing Date, certified by the Secretary or an Assistant Secretary of such Person as of the Closing Date; and

(ii) a good standing certificate for each Loan Party from the Secretary of State of the state of incorporation of such Person as of a date reasonably close to the Closing Date;

          (c)          Subsidiary Guaranty (Multi-Year Revolving Credit Facility).  A guaranty, duly executed by each Principal Subsidiary, in substantially the form of Exhibit 7.01(c) (the “Subsidiary Guaranty (Multi-Year Revolving Credit Facility)”);

          (d)          Legal Opinions.  A favorable opinion addressed to the Agent and all Lenders from counsel to the Company and its Subsidiaries, in substantially the form of Exhibit 7.01(d) (which opinion the Company and its Subsidiaries hereby expressly instruct such counsel to prepare and deliver);

          (e)          Contribution Agreement (Multi-Year Revolving Credit Facility).  A duly executed copy of the Contribution Agreement, in substantially the form of Exhibit 7.01(e) (the “Contribution Agreement (Multi-Year Revolving Credit Facility)”);

          (f)          Termination of the 1999 Credit Agreements and the Fort James Credit Agreement.  Each of the 1999 Credit Agreement, the 1999 NAT Credit Agreement and the Fort James Credit Agreement and the commitments of the lenders thereunder shall have been terminated and all loans owing to the lenders thereunder shall have been paid in full (or the commitments of the lenders thereunder will be terminated and all loans owing to the lenders thereunder will be paid in full substantially contemporaneously with the events to occur on the Closing Date);

          (g)          Merger Documents.  A certificate of a Responsible Officer of the Company that the acquisition by Offeror of at least two-thirds of the shares of the Company Common Stock (as defined in the Merger Agreement) in fulfillment of the Minimum Condition under and as defined in the Merger Agreement shall be consummated simultaneously with the disbursement of the initial Loans in accordance with (i) the Merger Agreement, without any waiver or amendment not consented to by the Lenders of any term, provision or condition set forth therein if such waiver or amendment would adversely affect the Company, the Offeror, the Lenders or the Agent, and (ii) all applicable Requirements of Law of any Governmental Authority;

          (h)          Certain Amounts.  A flow of funds and disbursement schedule, certified by a Responsible Officer of the Company, demonstrating that the total purchase price to be paid by Offeror in connection with the completion of the Fort James Acquisition shall not exceed $6,500,000,000;

          (i)          Certificate.  A certificate of a Responsible Officer of the Company certifying that (i) at least two-thirds of the shares of Company Common Stock (as defined in the Merger Agreement) shall have been tendered in fulfillment of the Minimum Condition under and as defined in the Merger Agreement, (ii) each condition precedent set forth in Article VIII of the Merger Agreement (other than in Section 8.01(e) thereof) shall have occurred and (iii) none of the conditions set forth in Annex 1 of the Merger Agreement shall have occurred;

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          (j)          Pro Forma Balance Sheet.  A pro forma consolidated balance sheet of the Company as of September 30, 2000 giving effect to the Fort James Acquisition, certified by a Responsible Officer of the Company;

          (k)          Merger Agreement, etc.  Copies certified by a Responsible Officer of the Company of the executed Merger Agreement and each of the other Merger Documents required to be delivered pursuant to the Merger Agreement;

          (l)          Evidence of Authority, etc.  Copies of such evidence of corporate authority and good standing with respect to the Merger Documents as were delivered or will be delivered in connection with the Merger Agreement; and

          (m)          Other Agreements.  Simultaneously with the Loans being funded hereunder, Bank of America, as agent under the Asset Disposition Bridge Facility, Capital Markets Bridge Facility, Timber Disposition Bridge Facility and 18-Month Revolver, will have notified the lenders under such facilities that the “Closing Date” under such facilities shall have occurred.

           7.02        Additional Conditions Precedent to the First Loan.  The obligation of each Lender to make its initial Extension of Credit is subject to the further conditions precedent that:

          (a)          No Material Adverse Effect.  (i) Except as disclosed in the Company’s SEC Reports (as defined in the Merger Agreement) filed on or before July 16, 2000 or in the Company’s Disclosure Schedule to the Merger Agreement, there shall not have occurred a material adverse change since January 1, 2000 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to date; and (ii) except as disclosed in the Target’s SEC Reports (as defined in the Merger Agreement) filed on or before July 16, 2000 or in the Target’s Disclosure Schedule to the Merger Agreement, there shall not have occurred a material adverse change since December 26, 1999 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Target and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to date.

          (b)          Margin Regulations.  All Loans made by the Lenders shall be in full compliance with all applicable Requirements of Law, including Regulations T, U and X of the Federal Reserve Board.

          (c)          Fees Costs and Expenses.  The Company shall have paid all fees referred to in Section 4.01 to the extent then due and payable and any other fees then due and payable, including, without limitation, to the Arrangers, and all reasonable costs and expenses referred to in Section 12.04 (including legal fees and expenses) and any indemnity pursuant to Section 12.05 which, in each case, may be then due and payable.

          (d)          Company Officer’s Certificate.  The Company shall have delivered to the Agent a certificate from a Responsible Officer of the Company in substantially the form of Exhibit 7.02(d) as to the satisfaction of the conditions set forth in this Section 7.02 and to the effect that on the Closing Date, the representations and warranties contained in Article 6 are correct.

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           7.03        Conditions Precedent to Each Committed Loan and Letter of Credit.  The obligation of each Lender to make any Extension of Credit in respect of each Committed Loan or each Letter of Credit shall be subject to the further conditions precedent that:

          (a)          Notice of Borrowing. (i) In the case of any Committed Loan, the Agent shall have received (A) a Notice of Borrowing as required by Section 2.02 or (B) a Notice of Conversion/Continuation as required by Section 2.11, or (ii) in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required by Section 3.02.

          (b)          Accuracy of Representations; No Default; Etc.  The following statements shall be true on the date of each Committed Loan, Conversion, Continuation, or Issuance Date, as the case may be, before and after giving effect thereto:

          (i)          the representations and warranties contained in Article 6 (excluding, in the case of Conversions and Continuations, Section 6.05(b)) are correct on and (except for representations and warranties relating solely to a particular point in time) as of such date as though made on and as of such date; and

(ii) no Default or Event of Default has occurred and is continuing or would result from such Committed Loan, Conversion or Continuation being made or Letter of Credit being Issued on such date.

          (c)          Other Assurances.  The Agent shall have received such other approvals, opinions or documents as any Lender through the Agent may reasonably request related to the transactions contemplated hereby.

           7.04        Conditions Precedent to Each Bid Borrowing.  The obligation of each Lender which is to make a Bid Loan in connection with a Bid Borrowing (including the initial Bid Borrowing) to make such Bid Loan shall be subject to the further conditions precedent:

          (a)          Promissory Notes.  If so requested by such Lender, the Company shall have delivered to such Lender a promissory note in the form of Exhibit 2.05(c) evidencing the Indebtedness of the Company in respect of such Bid Loan.

          (b)          Accuracy of Representations; No Default; Etc.  The following statements shall be true on the date of each Bid Borrowing, before and after giving effect thereto and to the application of the proceeds from the Bid Loans being made on such date:

          (i)          the representations and warranties contained in Article 6 are correct on and (except for representations and warranties relating solely to a particular point in time) as of such date as though made on and as of such date; and

(ii) no Default or Event of Default has occurred and is continuing or would result from such Bid Loan being made on such date.

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ARTICLE 8
AFFIRMATIVE COVENANTS

          The Company covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit remains outstanding, unless the Required Lenders shall otherwise consent in writing:

           8.01        Application of Proceeds.  The Company will apply the proceeds of the Loans hereunder to:

          (a)          partially finance the Fort James Acquisition and pay fees and expenses related thereto in an amount not to exceed $3,250,000,000; and

          (b)          finance the ongoing working capital and other general corporate requirements (including the making of capital expenditures), of the Company and its Subsidiaries not in contravention of any Requirement of Law or any Loan Document.

           8.02        Compliance with Laws, Etc.  The Company will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable Requirements of Law except for such non-compliance as is being contested in good faith by appropriate proceedings or is not likely to have a Material Adverse Effect.

           8.03        Payment of Taxes, Etc.  The Company will pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, all lawful claims and all taxes, assessments and governmental charges or levies except where contested in good faith, by proper proceedings, if adequate reserves therefor have been established on the books of the Company in accordance with, and to the extent required by, GAAP, or if such non-payment (individually and in the aggregate with all other such non-payments) is not likely to have a Material Adverse Effect.

           8.04        Maintenance of Insurance.  The Company will maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company and such Subsidiaries operate; provided, however, that the Company and its Subsidiaries may self-insure to the extent that the Company or any such Subsidiary may in its discretion determine; and provided, further, that the Company may maintain insurance on behalf of any of its Subsidiaries.  Without limiting the generality of the foregoing, the Company will, and will cause each of its Subsidiaries to, maintain insurance coverages that are at least substantially the same as the insurance coverages maintained on the Closing Date.

           8.05        Preservation of Corporate Existence, Etc.  The Company will preserve and maintain, and cause each Restricted Subsidiary to preserve and maintain, its corporate existence, rights (charter and statutory), and franchises, except as permitted under Section 9.03 or except to

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the extent that the failure by the Company or any such Restricted Subsidiary to comply with the foregoing is not likely to have a Material Adverse Effect.

           8.06        Access.  The Company will from time to time, during normal business hours upon reasonable notice, or, if a Default or an Event of Default shall have occurred and be continuing, at any time upon notice to an officer of the Company having at least the rank of Vice President, permit the Agent, any Lender and any agent or representative thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries with any of their respective officers.

           8.07        Keeping of Books.  The Company will keep proper books of record and account, in which full and correct entries, on a consolidated basis for the Company and its Subsidiaries, shall be made of all financial transactions and the assets and business of the Company and its Subsidiaries in accordance with GAAP consistently applied.

           8.08        Maintenance of Properties, Etc.  The Company will maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties in good repair, working order and condition, and from time to time make or cause to be made all necessary and proper repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 8.08 shall prevent the Company or any of its Subsidiaries from discontinuing the maintenance or preservation of any of its properties if such discontinuance is, in the opinion of the Company, desirable in the conduct of its business and is not likely to have a Material Adverse Effect.

           8.09        Financial Statements.  The Company will furnish to the Agent (to be promptly distributed to the Lenders), with sufficient copies for the Lenders:

          (a)          as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and the related statements of income and cash flows for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter;

          (b)          as soon as available and in any event within 90 days after the end of each fiscal year of the Company, audited consolidated balance sheets of the Company and its Subsidiaries as of the end of such year and the related consolidated statements of income, changes in shareholders’ equity and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such year; and

          (c)          at the same time it furnishes each set of financial statements pursuant to Sections 8.09(a) and (b), (i) a certificate of a Responsible Officer of the Company to the effect that no Default or Event of Default has occurred and is continuing (or if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and the action which the Company proposes to take with respect thereto) and (ii) a compliance certificate in substantially the form of Exhibit 8.09(c).

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           8.10       Reporting Requirements.  The Company will furnish to the Agent (to be promptly distributed to the Lenders), with sufficient copies for the Lenders:

          (a)          promptly and in any event within three Business Days after the Company becomes aware of the existence of any Default or Event of Default, notice by telephone or facsimile specifying the nature of such Default or Event of Default, which notice, if given by telephone, shall be promptly confirmed in writing within five Business Days;

          (b)          promptly after the sending or filing thereof, copies of all reports which the Company sends to its security holders generally and copies of all reports and registration statements which the Company or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange (including the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K);

          (c)          promptly but not later than three Business Days after the Company becomes aware of any change by Moody’s or S&P in its Debt Rating, or of the rating determined on the Post-Acquisition Rating Date, notice by telephone or facsimile of such change or rating; and

          (d)          such other information respecting the business, prospects, properties, operations or condition, financial or otherwise of the Company or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

           8.11       ERISA Plans.  The Company will maintain and operate, and cause each Subsidiary to maintain and operate, each Plan in material compliance with ERISA and the Code and all applicable regulations thereunder.

           8.12       Environmental Compliance; Notice.  The Company will, and will cause each of its Subsidiaries to:

          (a)          endeavor to use and operate all of its facilities and properties in substantial compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in substantial compliance therewith, and handle all Hazardous Materials in substantial compliance with all applicable Environmental Laws;

          (b)          promptly upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, evaluate such claims, complaints, notices and inquiries and forward copies of (i) all such claims, complaints, notices and inquiries which individually are likely to have a Material Adverse Effect and (ii) all such claims, complaints, notices and inquiries, arising from a single occurrence which together are likely to have a Material Adverse Effect, and endeavor to promptly resolve all such actions and proceedings relating to compliance with Environmental Laws; and

          (c)          provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section 8.12.

           8.13       New Subsidiaries.  If the Company or any of its Subsidiaries at any time after the date hereof acquires, forms, or establishes any Principal Subsidiary or any Subsidiary becomes a

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Principal Subsidiary, the Company shall cause any such Principal Subsidiary to promptly (a) execute and deliver to Agent each of the Subsidiary Guaranty (Multi-Year Revolving Credit Facility) and the Contribution Agreement (Multi-Year Revolving Credit Facility) by executing and delivering the supplements thereto in the form attached as Exhibit 8.13(a); and (b) provide such evidence of due authorization, execution, and delivery of such Loan Documents as the Agent or the Required Lenders may reasonably require.  In addition to the foregoing, the Company will cause the Target to execute and deliver to each of the Lenders, promptly upon consummation of the Fort James Acquisition, an Assumption Agreement in the form of Exhibit 8.13(b) pursuant to which the Target will expressly assume all obligations of the Offeror under the Subsidiary Guaranty and Contribution Agreement.

           8.14       Merger Agreement.  The Company will cause Offeror to comply with each of its obligations under the Merger Agreement.

           8.15       Asset Sale Notices.

          Promptly and in any event within five Business Days after the Company or any of its Subsidiaries receives Net Proceeds from any Asset Sale where such Net Proceeds are to be applied in accordance with Section 2.14(b)(i) and/or Section 2.14(d)(i), the Company shall notify the Agent of such receipt and the amount of such Net Proceeds so received.

ARTICLE 9
NEGATIVE COVENANTS

          The Company covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit remains outstanding, unless the Required Lenders shall otherwise consent in writing:

           9.01        Liens, Etc.  The Company shall not create or assume and shall not permit any Restricted Subsidiary to create or assume, any Lien upon or with respect to any of its Principal Properties or shares of capital stock or Indebtedness of any Restricted Subsidiary, whether now owned or hereafter acquired, without making effective provision, and the Company in such case will make or cause to be made effective provision, whereby the Obligations shall be secured by such Lien equally and ratably with any and all other Indebtedness or obligations thereby secured, so long as such other Indebtedness or obligations shall be so secured; provided, however, that the foregoing shall not apply to any of the following:

          (a)         Liens existing on the Closing Date and set forth on Schedule 9.01;

          (b)         Liens on any Principal Property acquired, constructed or improved after the date of this Agreement which are created or assumed contemporaneously with, or within 120 days after, or pursuant to financing arrangements for which a firm commitment is made by a bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary) within 120 days after, the completion of such acquisition, construction or

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improvement to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or, in addition to Liens contemplated by Sections 9.01(c) and 9.01(d), Liens on any Principal Property existing at the time of acquisition thereof; provided, however, that in the case of any such acquisition, construction or improvement the Lien shall not apply to any property theretofore owned by the Company and/or one or more Restricted Subsidiaries other than, in the case of such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

          (c)          Liens on property or shares of capital stock or indebtedness of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or existing at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company, or to a Restricted Subsidiary;

          (d)          Liens on property or shares of capital stock of a corporation existing at the time such corporation becomes a Restricted Subsidiary;

          (e)          Liens to secure Indebtedness of a Restricted Subsidiary to the Company or one or more Restricted Subsidiaries;

          (f)          Liens in favor of the United States of America or any State thereof, or any department, agency or political subdivision of the United States of America or any State thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such Liens;

          (g)          Liens on timberlands in connection with an arrangement under which the Company and/or one or more Restricted Subsidiaries are obligated to cut or pay for timber in order to provide the lienholder with a specified amount of money, however determined;

          (h)          Liens created or assumed in the ordinary course of the business of exploring for, developing or producing oil, gas or other minerals (including in connection with borrowings of money for such purposes) on, or on any interest in, or on any proceeds from the sale of, property acquired or held for the purpose of exploring for, developing or producing oil, gas or other minerals, or production therefrom, or proceeds of such production, or material or equipment located on such property;

          (i)          Liens in favor of any customer arising in respect of performance deposits and partial, progress, advance or other payments made by or on behalf of such customer for goods produced or to be produced or for services rendered or to be rendered to such customer in the ordinary course of business, which Liens shall not exceed the amount of such deposits or payments;

          (j)          Liens on the property of the Company or any Restricted Subsidiary incurred or pledges and deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance, old-age pensions and other social security benefits other than in respect of employer plans subject to ERISA;

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          (k)          Liens on Receivables and Related Assets to reflect sales of receivables or other accounts sold by the Company or any of its Restricted Subsidiaries pursuant to a; Receivables Program;

          (l)          purchase money liens or purchase money security interests upon or in any other property acquired by the Company or any Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property;

          (m)          extensions, renewals and replacements of Liens referred to in Section 9.01(a) through (l) or this Section 9.01(m), provided, however, that the Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement, and such extension, renewal or replacement shall be limited to all or part of the property or assets which secured the Lien extended, renewed or replaced (plus improvements on such property);

          (n)          Liens imposed by law, such as workers’, materialmen’s, mechanics’, warehousemen’s, carriers’, lessors’, vendors’ and other similar Liens incurred by the Company or any Restricted Subsidiary arising in the ordinary course of business which secure its obligations to any Person;

          (o)          Liens created by or resulting from any litigation or proceedings which are being contested in good faith by appropriate proceedings; Liens arising out of judgments or awards against the Company and/or one or more Restricted Subsidiaries with respect to which the Company and/or such Restricted Subsidiary or Restricted Subsidiaries are in good faith prosecuting an appeal or proceedings for review; or Liens incurred by the Company and/or one or more Restricted Subsidiaries for the purpose of obtaining a stay or discharge in the course of any legal proceeding to which the Company and/or such Restricted Subsidiary or Restricted Subsidiaries are a party;

          (p)          Liens for taxes, assessments or other governmental charges or levies, either not yet due and payable or to the extent that non-payment thereof shall be permitted by Section 8.03, and landlord’s liens on property held under lease and tenants’ rights under leases;

          (q)          zoning restrictions, easements, licenses, reservations, restrictions on the use of real property or minor irregularities of title incident thereto which do not materially impair the value of any parcel of property material to the operation of the business of the Company and its Restricted Subsidiaries taken as a whole or the value of such property for the purpose of such business; and

          (r)          Liens arising in connection with Sale-Leaseback Transactions permitted by Section 9.02 or as required by Section 3.07.

Notwithstanding anything herein to the contrary, and notwithstanding the timing of the Target becoming a Restricted Subsidiary hereunder, nothing herein shall restrict the ability of either the Offeror or the Company from disposing of or granting a Lien on the capital stock of the Target

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until such time as such capital stock shall cease to be “margin stock” within the meaning of Regulations T, U and X of the Federal Reserve Board.

           9.02        Sale-Leaseback Transactions.  The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company and/or one or more Restricted Subsidiaries of any Principal Property (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company and one or more Restricted Subsidiaries or between Restricted Subsidiaries) which property has been or is to be sold or transferred by the Company and/or such Restricted Subsidiary or Restricted Subsidiaries to such Person (a “Sale-Leaseback Transaction”) unless (a) the Company and/or such Restricted Subsidiary or Restricted Subsidiaries would be entitled to incur Indebtedness secured by a Lien on such property without equally and ratably securing the Obligations pursuant to the provisions of Section 9.01, or (b) the Company shall apply or cause to be applied an amount equal to the Value of such Sale-Leaseback Transaction within 120 days of the effective date of any arrangement (i) to the retirement of Indebtedness for Borrowed Money incurred or assumed by the Company or any Restricted Subsidiary (other than indebtedness for borrowed money owed to the Company and/or one or more Restricted Subsidiaries) which by its terms matures on, or is extendable or renewable at the option of the obligor to, a date more than 12 months after the date of the incurrence or assumption of such indebtedness and which is senior in right of payment to, or ranks pari passu with, the Loans, or (ii) to the purchase of other property which will constitute “Principal Property” having a fair value in the opinion of the Board of Directors of the Company at least equal to the Value of such Sale-Leaseback Transaction, or (c) the Company shall use the net proceeds to repay Loans hereunder.

          Notwithstanding the provisions of Sections 9.01 and 9.02, the Company and any one or more of its Restricted Subsidiaries may nevertheless create or assume Liens which would otherwise require securing of the Obligations under said provisions, and enter into Sale-Leaseback Transactions without compliance with either Section 9.02(b) or 9.02(c), provided that the aggregate amount of all such Liens and Sale-Leaseback Transactions permitted by Section 9.02 of this Agreement and Section 8.02 of the Asset Disposition Bridge Facility, Capital Markets Bridge Facility, and 18-Month Revolver at any time outstanding (as measured by the sum of (a) all Indebtedness secured by all such Liens then outstanding or to be so created or assumed, but excluding secured Indebtedness permitted under the exceptions in Section 9.01, and (b) the Value of all such Sale-Leaseback Transactions then outstanding or to be so entered into, but excluding such transactions in which indebtedness is retired or property is purchased or Loans under any of the Asset Disposition Bridge Facility or Capital Markets Bridge Facility are repaid, or, if no such amounts are outstanding, if Loans under this Agreement or the 18-Month Revolver are repaid) shall not exceed 10% of Net Tangible Assets.

           9.03        Mergers, Etc.  The Company shall not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, whether now owned or hereafter acquired, to any Person; provided, however, that the Company may merge or consolidate with or into any corporation (whether or not affiliated with the Company) or convey, transfer, lease or otherwise dispose of all or substantially all of its assets, to any other corporation (whether or not affiliated with the Company) authorized to acquire or operate the same, so long as (a) either (x) in the case

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of such merger or consolidation, the Company is the surviving corporation or (y) if either (i) in the case of such merger or consolidation, if the Company is not the surviving corporation, or (ii) upon any such conveyance, transfer, lease or other disposition, the surviving or transferee corporation expressly assumes the due and punctual payment of all Obligations according to their terms and the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed by the Company; and (b) after giving effect to such transaction, no Default or Event of Default exists and the Company or such surviving Person, as applicable, has demonstrated its compliance with Section 9.08 to the reasonable satisfaction of the Required Lenders.

           9.04        Transactions with Affiliates.  The Company shall not enter into or be a party to, or permit any of its Restricted Subsidiaries to enter into or be a party to, any transaction with any Affiliate of the Company except for the following:

          (a)          as may be permitted under Sections 9.01, 9.02, or 9.03;

          (b)          transactions in the ordinary course of business which are not likely to have a Material Adverse Effect;

          (c)          any Subsidiary of the Company may distribute or dividend to the Company or any Principal Subsidiary all or a portion of such Subsidiary’s assets, including such Subsidiary’s holdings of the capital stock of or other equity interest in any of the other Subsidiaries of the Company; provided that, in the case of such distribution or dividend to a Principal Subsidiary, such Principal Subsidiary (x) is a direct or indirect wholly-owned Subsidiary of the Company and (y) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13;

          (d)          the Company (i) may contribute all or a portion of the Company’s assets relating to the Company’s consumer products, packaging and pulp and paper businesses, including any of the Company’s holdings of the capital stock or other equity interests in its Subsidiaries engaged in the consumer products, packaging and pulp and paper businesses to a Principal Subsidiary and may assign to such Principal Subsidiary certain liabilities relating to the Company’s consumer products, packaging and pulp and paper businesses, and such Principal Subsidiary may assume such liabilities, and (ii) may enter into any other transactions with such Principal Subsidiary reasonably related to such contribution; provided that, in the case of clause (i) or (ii) above in this clause (d), (A) all of the capital stock of or other equity interest in such Principal Subsidiary is directly wholly-owned by the Company and (B) such Principal Subsidiary has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13;

          (e)          any Restricted Subsidiary (i) may merge with and into or consolidate into any Principal Subsidiary so long as such Principal Subsidiary is the surviving corporation of such merger or consolidation or (ii) may contribute, distribute, dividend or transfer assets to any Principal Subsidiary upon liquidation or otherwise; provided that (A) in the case of clause (i) or (ii) above in this clause (e), such Principal Subsidiary (x) is a direct or indirect wholly-owned Subsidiary of the Company and (y) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13

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and (B) in the case of any such transfer of assets, such transfer is on fair and reasonable terms and conditions substantially as favorable to such Restricted Subsidiary as would be obtainable by such Restricted Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate of such Restricted Subsidiary;

          (f)          the Company or any of its Subsidiaries may receive from any Subsidiary of the Company by way of distribution or dividend, or may contribute to a joint venture, assets relating to the Procurement Business of the Company or any of its Subsidiaries, including any capital stock or other equity interest in any Subsidiary of the Company whose principal business is the Procurement Business; provided that, in the case of such contribution to a joint venture, all of the capital stock of or other equity interest in such joint venture is owned directly and exclusively by the Company and a Principal Subsidiary, and such Principal Subsidiary (x) is a direct or indirect wholly-owned Subsidiary of the Company and (y) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13;

          (g)          the Company may contribute, distribute or dividend all of its holdings of capital stock of Unisource to a Principal Subsidiary; provided that (i) such Principal Subsidiary (A) is a direct or indirect wholly-owned Subsidiary of the Company and (B) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13, and (ii) immediately after giving effect to such contribution, distribution or dividend, all of the capital stock of Unisource constitutes all or substantially all the assets of such Principal Subsidiary; or

          (h)          the Company may lease (as a lessor or sublessor) any warehouse or distribution facility, including any office space contained therein, to a Restricted Subsidiary or a Principal Subsidiary so long as (A) such lease does not materially interfere with the conduct of the business of the Company and (B) such lease is on fair and reasonable terms and conditions substantially as favorable to the Company as would be obtainable by the Company at the time in a comparable arm’s length transaction with a Person other than an Affiliate of the Company.

           9.05        Accounting Changes.  The Company (a) shall not make, or permit any of its Subsidiaries to make, any significant change in accounting treatment and reporting practices except as permitted or required by GAAP or the Securities and Exchange Commission and (b) shall not designate a different fiscal year other than a fiscal year that ends on the closest Saturday to December 31 of each year.

           9.06        Margin Regulations.  The Company shall not use the proceeds of any Loan in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

           9.07        Negative Pledges, Etc. The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any agreement prohibiting compliance by the Company with the provisions of the introduction to Section 9.01 or restricting the ability of the Company or any other Loan Party to amend or otherwise modify this Agreement or any other Loan Document.

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           9.08        Leverage Ratio.  The Company will not permit the Leverage Ratio as of the end of any fiscal quarter of the Company set forth below to be greater than the percentage set forth below opposite such fiscal quarter:

Fiscal Quarter Ending On:	Percentage

December 29, 2001	72.50%
March 30, 2002	72.50%
June 29, 2002	72.50%
September 28, 2002	70.00%
December 28, 2002	70.00%
March 29, 2003	70.00%
June 28, 2003	67.50%
September 27, 2003	67.50%
January 3, 2004	67.50%
April 3, 2004	65.00%
July 3, 2004	65.00%
October 2, 2004	65.00%
January 1, 2005	65.00%
April 2, 2005	65.00%
July 2, 2005	65.00%
October 1, 2005	65.00%
December 31, 2005	65.00%

           9.09        Minimum Net Worth. The Company shall not permit the Adjusted Net Worth, measured as of the end of each fiscal quarter of the Company, to be less than the Required Net Worth measured as of the end of such fiscal quarter.

           9.10        Modification of Merger Agreement.  The Company will not, and will not permit the Offeror or any successor to, consent to any material modification, supplement or waiver of any provision of the Merger Agreement without the prior written consent of the Required Lenders.

           9.11        Interest Coverage Ratio.

          The Company will not permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Company set forth below to be less than the ratio set forth opposite such fiscal quarter:

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Fiscal Quarter Ending On:	Ratio

December 29, 2001	2.25 to 1.00
March 30, 2002	2.25 to 1.00
June 29, 2002	2.25 to 1.00
September 28, 2002	2.25 to 1.00
December 28, 2002	2.50 to 1.00
March 29, 2003	2.25 to 1.00
June 28, 2003	2.25 to 1.00
September 27, 2003	2.25 to 1.00
January 3, 2004	2.25 to 1.00
April 3, 2004	2.50 to 1.00
July 3, 2004	2.75 to 1.00
October 2, 2004	3.00 to 1.00
January 1, 2005	3.00 to 1.00
April 2, 2005	3.00 to 1.00
July 2, 2005	3.00 to 1.00
October 1, 2005	3.00 to 1.00
December 31, 2005	3.00 to 1.00

           9.12        Indebtedness.

          Until the Leverage Ratio as of the last day of any fiscal quarter of the Company ending after the Covenant Effective Date for which the financial reports and the certificate have been delivered pursuant to Section 8.09(a) and Section 8.09(c), respectively, falls below 65%, the Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, Total Debt of the Company and its Subsidiaries on a consolidated basis the aggregate principal amount of which at any time outstanding exceeds on a consolidated basis for the Company and its Subsidiaries an amount equal to $13,065,000,000 less the aggregate amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date from any Asset Sales by the Company or any of its Subsidiaries.

           9.13        Unisource Parent.

          If the contribution, distribution or dividend transaction described in Section 9.04(g) has occurred, then, so long as Unisource Parent remains a Subsidiary of the Company, the Company shall not permit Unisource Parent to own assets whereby the capital stock of Unisource does not constitute all or substantially all of the assets of Unisource Parent.

ARTICLE 10
EVENTS OF DEFAULT

           10.01        Events of Default.  The term “Event of Default” shall mean any of the events set forth in this Section 10.01.

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          (a)          Non-Payment.  The Company shall (i) fail to pay any principal of any Loan when the same shall become due and payable; or (ii) fail to pay any interest on any Loan or fail to pay any fee due under this Agreement within three Business Days after the same shall become due and payable; or

          (b)          Representations and Warranties.  Any representation or warranty made by the Company in this Agreement or by any Loan Party in any other Loan Document or in any certificate, document or financial or other statement delivered at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect or untrue in any material respect when made or deemed made; or

          (c)          Specific Defaults.  The Company shall fail to perform or observe any term, covenant or agreement contained in Sections 8.01, 8.05, 8.06 or 8.10(a) or Article 9; or

          (d)          Other Defaults.  The Company shall fail to perform or observe any other term or covenant contained in this Agreement or any Loan Party shall fail to perform any other term or covenant in any other Loan Document, and such Default shall continue unremedied for a period of 30 days after the date upon which written notice thereof shall have been given to the Company by the Agent at the request of the Required Lenders or otherwise; or

          (e)          Default under Other Agreements.  Any “Event of Default” shall occur and be continuing under any of the 18-Month Revolver, Asset Disposition Bridge Facility, Capital Markets Bridge Facility or Timber Disposition Bridge Facility or any default shall occur and be continuing under the terms applicable to:

          (i)          any Funded Indebtedness or any Indebtedness or items of Indebtedness of the Company or any of its Subsidiaries (other than under this Agreement or any other Loan Document) which Funded Indebtedness or Indebtedness, as the case may be, has an aggregate outstanding principal amount of $100,000,000 or more, or

(ii) under one or more Swap Contracts of the Company or any of its Subsidiaries resulting in aggregate Swap Termination Values of the Company and its Subsidiaries of $100,000,000 or more and,

in either of the above cases, such default shall:

          (A)          consist of the failure to pay such Indebtedness or such net obligations when due (whether at scheduled maturity, upon early termination, by required prepayment, acceleration, demand or otherwise) after giving effect to any applicable grace period; or

(B) result in, or continue unremedied and unwaived for a period of time sufficient to permit, the acceleration of such Indebtedness or the early termination of any such Swap Contract; or

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          (f)          Bankruptcy or Insolvency.  The Company or any Restricted Subsidiary shall:

(i) generally fail to pay, or admit in writing its inability to pay, its debts as they become due;

          (ii)         commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect;

          (iii)        seek the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it;

(iv) make a general assignment for the benefit of creditors; or

(v) take any corporate action to authorize any of the foregoing; or

          (g)          Involuntary Proceedings.  An involuntary case or other proceeding shall be commenced against the Company or any Restricted Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any-substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Restricted Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

          (h)          Monetary Judgments.  One or more judgments or orders for the payment of money exceeding in the aggregate $75,000,000 shall be rendered against the Company or any of its Subsidiaries and either (i) enforcement proceedings shall have been initiated by any creditor upon such judgment or order or (ii) such judgment or order shall continue unsatisfied or unstayed for a period of 30 days; or

          (i)          Pension Plans.  Any of the following events shall occur with respect to any Pension Plan:

          (i)          the institution of any steps by the Company, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Company or any such member could reasonably expect to be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan or the PBGC, in excess of $75,000,000; or

(ii) a contribution failure occurs with respect to any Pension Plan which gives rise to a Lien under Section 302(f) of ERISA with respect to a liability or obligation in excess of $75,000,000; or

          (j)          Change in Control.  The acquisition by any Person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission under the Securities Exchange Act of

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1934), or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of either (i) 33-1/3% or more of the outstanding shares of voting stock of the Company or (ii) the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise; or

          (k)          Impairment of Certain Documents.  Except as otherwise expressly permitted in any Loan Document, any of the Loan Documents shall terminate or cease in whole or in part to be the legally valid, binding, and enforceable obligation of the relevant Loan Party, or such Loan Party or any Person acting for or on behalf of any Loan Party, contests such validity, binding effect or enforceability, or purports to revoke any Loan Document; or

           10.02        Remedies.  If any Event of Default shall have occurred and be continuing:

          (a)          The Agent shall at the request of, or may with the consent of, the Required Lenders, declare each of the Commitments and the commitment of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon the Commitments and such commitments shall forthwith be terminated; and/or

          (b)          The Agent shall at the request of, and may with the consent of, the Required Lenders, declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, which amount the Company shall immediately Cash Collateralize in full, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon and all other Obligations payable hereunder or under any other Loan Document to be immediately due and payable, whereupon the Loans, all such interest and all such Obligations shall become and be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and/or

          (c)          The Agent shall at the request of, and may with the consent of, the Required Lenders, exercise all rights and remedies available to it as Agent under any Loan Document;

provided, however, that upon the occurrence of any Event of Default specified in Section 10.01(f)(ii) or Section 10.01(g) or in the event of an actual or deemed entry of an order for relief with respect to the Company or any of its Subsidiaries under any bankruptcy, insolvency or other similar law now or hereafter in effect, each of the Commitments and the commitment of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest accrued thereon and all other Obligations shall automatically become due and payable without further action of the Agent or any Lender.  Notwithstanding anything else provided herein, upon the occurrence and the continuance of an Event of Default, any of the Agent and the Lenders may exercise any and all remedies available to it under law and equity.

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ARTICLE 11
THE AGENT

           11.01        Appointment.  Each Lender hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities except those expressly set forth herein or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.  Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

          The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Required Lenders to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Article 11 with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term “Agent”, as used in this Article 11, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

           11.02        Delegation of Duties.  The Agent may execute any of its duties under this Agreement or any other Loan Document by or through its employees, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

           11.03        Liability of Agent.  None of the Agent-Related Persons shall be (a) liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Company or any of its officers contained in this Agreement or by any Loan Party or any officer of any thereof in any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value of any collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Company or any other Loan Party to perform its obligations hereunder or thereunder.  No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties, books or records of the Company or any of its Subsidiaries.

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           11.04        Reliance by Agent.

          (a)          The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon any advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Except to the extent expressly provided in Section 12.02, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or the consent of the Required Lenders and such request or consent and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans or any portion thereof.

          (b)          For purposes of determining compliance with the conditions specified in Sections 7.01 and 7.02, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or such Lender shall not have made available to the Agent such Lender’s Commitment Percentage of such Borrowing.

           11.05        Notice of Default.  The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees payable to the Agent for the account of the Lenders, unless the Agent shall have received notice from a Lender or the Company referring to this Agreement or any other Loan Document, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders.  The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Required Lenders in accordance with Article 10; provided, however, that unless and until the Agent shall have received any such request from the Required Lenders, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

           11.06        Credit Decision.  Each Lender expressly acknowledges that no Agent-Related Person has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender.  Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, properties, operations or

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condition, financial or otherwise, and creditworthiness of the Company and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, properties, operations or condition, financial or otherwise, and creditworthiness of the Company and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, no Agent-Related Person shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, properties, operations or condition, financial or otherwise, and creditworthiness of the Company and its Subsidiaries which may come into the possession of any Agent-Related Person.

           11.07        Indemnification.  Each Lender agrees to indemnify each Agent-Related Person (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably in proportion to its Facility Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time after the repayment of the Loans and all other Obligations) be imposed on, incurred by or asserted against any Agent-Related Person in any way relating to or arising out of this Agreement or any other Loan Document or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any Agent-Related Person under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from any Agent-Related Person’s gross negligence or willful misconduct.  Without limiting the generality of the foregoing, each Lender agrees to reimburse the Agent-Related Persons promptly upon demand for its ratable share of any out-of-pocket expenses and reasonable fees of counsel incurred by the Agent-Related Person in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of its or the Lenders’ rights or responsibilities under, this Agreement, any other Loan Document or any document contemplated by or referred to herein to the extent that any Agent-Related Person is not reimbursed for such expenses by or on behalf of the Company.

           11.08        Agent in Individual Capacity.  Bank of America and its Affiliates may make loans to, issue, amend, renew (or participate in) letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with the Company and its Subsidiaries and their respective Affiliates as though Bank of America were not the Agent hereunder. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent or the Issuing Bank, and the terms “Lender” and “Lenders” shall include Bank of America in its individual capacity.  Without limiting the foregoing, each Lender acknowledges that Bank of America acts in the capacity as agent under

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the Asset Disposition Agreement, Capital Markets Agreement, Timber Disposition Agreement and 18-Month Revolver, and may act in such a capacity with respect to other credit facilities for or on behalf of the Company in the future.  Each Lender acknowledges that (i) it has, independently and without reliance on Bank of America and based on such documents and information as it has deemed appropriate, made its own investigation into those credit facilities, (ii) as of the date hereof, Bank of America has responded satisfactorily to any request by such Lender for information regarding such credit facilities; (iii) Bank of America may manage its relationship with the Company as it sees fit as though it were not the Agent hereunder, and (iv) Bank of America shall have no obligation to disclose to any Lender any information received by Bank of America in connection with such credit facilities.

           11.09        Successor Agent.  The Agent may resign at any time by giving written notice thereof to the Lenders and the Company and may be removed at any time with or without cause by the Required Lenders; provided that any such resignation by Bank of America shall also constitute its resignation as an Issuing Bank.   Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent which shall be a commercial bank organized, chartered or licensed under the laws of the United States of America or of any State thereof having combined capital and surplus of at least $500,000,000.  If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment within 30 days after the notice of resignation or the removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, with the consent of the Company which consent shall not be unreasonably withheld or delayed, appoint a successor Agent, which shall be a commercial bank organized or chartered under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $500,000,000.  Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and Issuing Bank, and the respective terms “Agent” and “Issuing Bank” shall mean such successor administrative agent and Letter of Credit issuer, and the retiring Agent’s appointment, powers and duties as Agent shall be terminated and the retiring Issuing Bank’s rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring Issuing Bank or any other Lender, other than the obligation of the successor Issuing Bank to issue letters of credit in substitution for the Letters of Credit Issued by such retiring Issuing Bank, if any, outstanding at the time of such succession or to make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit Issued by such retiring Issuing Bank, and the retiring Agent shall be discharged from its future duties and obligations under this Agreement and the other Loan Documents.  After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of this Article 11 and Sections 12.04 and 12.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.  Notwithstanding the foregoing, however, Bank of America may not be removed as the Agent at the request of the Required Lenders unless Bank of America shall also simultaneously be replaced as an “Issuing Bank” hereunder pursuant to documentation in form and substance reasonably satisfactory to Bank of America.

           11.10        Other Agents.  None of the Lenders identified on the facing page or signature pages of this Agreement as a “Co-Syndication Agent,” “Managing Agent” or “Book Manager

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and Lead Arranger” shall have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to all Lenders as such.  Without limiting the foregoing, none of the Lenders so identified as “Co-Syndication Agent,” “Managing Agent” or “Book Manager and Lead Arranger” shall have or be deemed to have any fiduciary relationship with any Lender.  Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

           11.11        Release from Subsidiary Guaranty.  The Agent is hereby authorized and directed to release any Principal Subsidiary from the Subsidiary Guaranty (Multi-Year Revolving Credit Facility) in connection with any disposition or merger of such Principal Subsidiary permitted hereunder or any sale of all or substantially all of the assets of such Principal Subsidiary permitted hereunder.  In addition, if more than 50% of the capital stock or other ownership interest of Unisource or of Unisource Parent is sold to the extent permitted hereunder, then the Agent is hereby authorized and directed to (i) release Unisource from the Subsidiary Guaranty (Multi-Year Revolving Credit Facility), in the case of the sale of more than 50% of the capital stock of Unisource, or (ii) release both Unisource Parent and Unisource from the Subsidiary Guaranty (Multi-Year Revolving Credit Facility), in the case of the sale of more than 50% of the capital stock or other ownership interest of Unisource Parent.

           11.12        Agent May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Company) shall be entitled and empowered, by intervention in such proceeding or otherwise

          (a)          to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agent and their respective agents and counsel and all other amounts due the Lenders and the Agent under Sections 3.08, 4.01 and 12.04) allowed in such judicial proceeding; and

          (b)           to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Sections 4.01 and 12.04.

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          Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Agent to vote in respect of the claim of any Lender in any such proceeding.

ARTICLE 12
MISCELLANEOUS

           12.01        Notices, Etc.  All notices, requests and other communications provided to any party under this Agreement shall, except as otherwise expressly specified herein, be in writing (including by facsimile) and mailed by overnight delivery, transmitted by facsimile or delivered: if to the Company, to its address specified on the signature pages hereof or such other address as shall be designated by such party in a notice to the other parties; if to any Lender, to its Domestic Lending Office specified opposite its name on Schedule 1.01(b) or any other address as designated by such Lender to the Company, the Agent and the Issuing Bank; if to the Agent  to the office specified in Schedule 1.01(b) or such other address as shall be designated by such party in a notice to the other parties; and if to any of the Issuing Banks, to the office specified in Schedule 1.01(b) or such other address as shall be designated by such party in a notice to the other parties.  All such notices and communications shall be effective, if transmitted by facsimile, when transmitted, or, if mailed by overnight delivery or delivered, upon delivery, except that (a) notices and facsimile communications to the Agent pursuant to Articles 2 or 11 shall not be effective until received by the Agent, (b) any notice by facsimile to the Agent must be confirmed by telephone or mail, and (c) notices pursuant to Article 3 to the Issuing Bank shall not be effective until actually received by the Issuing Bank.  The Agent, the Issuing Banks and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing) purportedly given by or on behalf of the Company even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.

           12.02        Amendments, Etc.  No amendment or waiver of any provision of this Agreement or of any other Loan Document, and no consent to any departure by the Company or any other Loan Party herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and, in the case of amendments, the Company, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that

          (a)          no amendment, waiver or consent shall, unless in writing and signed by all the Lenders and, in the case of amendments, the Company, do any of the following:

(i) increase the Commitments of the Lenders (other than by assignment); provided, however, that any Lender may increase its own Commitment without the consent of the other Lenders;

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(ii) reduce the principal of, or interest on, the Committed Loans or reduce the amount of any fees payable hereunder;

(iii) postpone any date fixed for any payment of principal of, or interest on, the Committed Loans or any fees payable hereunder;

          (iv)        modify any requirement hereunder that any particular action be taken by all of the Lenders or by the Required Lenders or change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;

          (v)          reduce, limit or terminate the Subsidiary Guaranty (Multi-Year Revolving Credit Facility) and/or the Contribution Agreement (Multi-Year Revolving Credit Facility) or release any Principal Subsidiary therefrom (except as permitted by Section 11.11);

(vi) amend or waive the provisions of Sections 4.06, 7.01 or 7.02; or

(vii) amend this Section 12.02;

          (b)          no amendment, waiver or consent which affects the rights or duties of the Agent under this Agreement or any other Loan Document shall become effective unless signed by the Agent in addition to the Required Lenders or all the Lenders, as the case may be;

          (c)          no amendment, waiver or consent which affect the rights or duties of the Issuing Bank under the Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it shall become effective unless signed by the Issuing Bank in addition to the Required Lenders or all the Lenders, as the case may be; and

          (d)          no amendment, waiver or consent which affects the principal amount, the rate of interest or the maturity date of any outstanding Bid Loan shall become effective without the consent of the Agent and the Lender having made such Bid Loan in addition to the Required Lenders or all the Lenders, as the case may be.

          Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of the Committed Loans or participations in L/C Obligations required to be funded by it hereunder shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.

           12.03        No Waiver; Remedies.  No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

           12.04        Costs and Expenses.  The Company agrees to pay on demand:

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          (a)          all out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and any other document to be delivered hereunder or thereunder or in connection with the transactions contemplated hereby or thereby, including the out-of-pocket expenses and reasonable fees of counsel for the Agent (including local counsel which may be retained by the Agent) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents;

          (b)          all out-of-pocket costs and expenses incurred by the Agent or any Lender in connection with the preservation of any rights under any Loan Document or in connection with any restructuring or “work-out” of any of the Obligations (whether through negotiations, legal proceedings or otherwise), including the out-of-pocket expenses and reasonable fees of counsel for the Agent (including the allocated cost of in-house counsel);

          (c)          all out-of-pocket costs and expenses incurred by the Agent or any Lender in connection with the enforcement of any of the Obligations, including the out-of-pocket expenses and reasonable fees of counsel for the Agent or such Lender (including the allocated cost of in-house counsel);

          (d)          all out-of-pocket costs and expenses incurred by the Agent in connection with due diligence, transportation, use of computers, duplication, search reports and all filing and recording fees; and

          (e)          to each Lender being replaced pursuant to Section 5.09, the reasonable out-of-pocket expenses and reasonable fees of counsel not exceeding $5,000 in connection with such replacement.

           12.05        Indemnity.

          (a)          The Company agrees to indemnify and hold harmless the Agent-Related Persons, and each Lender and each of their Affiliates and all directors, officers, employees, agents and advisors of all of the foregoing (each, an “Indemnified Party”) from and against any and all claims, actions, proceedings, suits, damages, losses, liabilities, costs, expenses and disbursements, including the out-of-pocket expenses and reasonable fees of counsel (including the allocated cost of in-house counsel) which may be incurred by or asserted against any Indemnified Party as a result of any investigation, litigation, suit, action or proceeding (regardless of whether an Indemnified Party is a party thereto) arising out of, relating to, or in connection with this Agreement, any other Loan Document or any transaction or proposed transaction (whether or not consummated) financed or to be financed, in whole or in part, directly or indirectly, with the proceeds of any Borrowing (other than costs of the type covered by Section 12.04) or any other transaction contemplated hereby; except to the extent such claim, damage, loss, liability, cost or expense has resulted primarily from such Indemnified Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Notwithstanding any other provision contained in this Agreement, this indemnity shall not be limited in any way by the passage of time or the occurrence of any event.

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          (b)          The Agent, the Arrangers and each Lender agree that if any investigation, litigation, suit, action or proceeding is asserted or threatened in writing or instituted against it or any other Indemnified Party, or any remedial, removal or response action is requested of it or any other Indemnified Party, for which the Agent, the Arrangers or any Lender may desire indemnity or defense hereunder, the Agent, the Arrangers or such Lender shall promptly notify the Company thereof in writing and agree, to the extent appropriate, to consult with the Company with a view to minimizing the cost to the Company of its obligations under this Section 12.05.  The Company will not be required to pay the fees and expenses of more than one counsel for the Indemnified Parties unless the employment of separate counsel has been authorized by the Company, or unless any Indemnified Party reasonably concludes that there may be defenses available to it which are not available to the other Indemnified Parties or that there is a conflict between its interests and those of the other Indemnified Parties.

          (c)          No action taken by legal counsel chosen by the Agent, the Arrangers or any Lender in defending against any such investigation, litigation, suit, action or proceeding or requested remedial, removal or response action shall vitiate or in any way impair the obligations and duties of the Company hereunder to indemnify and hold harmless each Indemnified Party; provided, however, that if the Company is required to indemnify any Indemnified Party pursuant hereto, neither the Agent nor the Arrangers nor any Lender will settle or compromise any such investigation, litigation, suit, action or proceeding without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed) so long as the Company has provided evidence reasonably satisfactory to the Agent, the Arrangers or such Lender that the Company and its Subsidiaries on a consolidated basis do not at such time have a negative Net Worth.

           12.06        Right of Set-off.  Upon the occurrence and during the continuation of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits in whatever currency (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Company against any and all of the Obligations, whether or not such Lender shall have made any demand under this Agreement.  Each Lender agrees promptly to notify the Company after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each Lender under this Section 12.06 are in addition to any other right or remedy (including any other right of set-off) which such Lender may have under applicable law or under any Loan Document.

           12.07        Binding Effect.  This Agreement shall become effective when a counterpart hereof shall have been executed by the Agent and counterparts hereof executed by the Company and each Lender shall have been received by the Agent and notice thereof shall have been given by the Agent to the other parties hereto and thereafter shall be binding upon and inure to the benefit of the Company, the Agent and each Lender and their respective successors and assigns; provided, however, that (a) except as permitted under Section 9.03, the Company may not assign or transfer its rights or obligations hereunder without the prior written consent of all the Lenders and (b) the rights of assignment and transfer of the rights and obligations of the Lenders hereunder are subject to the provisions of Section 12.08.

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           12.08        Assignments, Participations, Etc.

          (a)          Subject to Sections 12.08(b) and 12.08(e):

          (i)          Any Lender may with the prior consent of the (which consent will not be unreasonably withheld) and without the consent of the Company at any time assign to one or more Eligible Assignees all or any fraction of its Term Loans or its Commitment and outstanding Committed Loans (including for purposes of this Section 12.08(a)(i), participations in L/C Obligations) at the time owing to it in a minimum amount of (x) in the case of Term Loans, $1,000,000 and in multiples of $1,000,000 in excess thereof and (y) in the case of its Commitments and outstanding Committed Loans, so long as no Default or Event of Default exists, $10,000,000 (or in a minimum amount of $5,000,000 if a Default or Event of Default exists) and in multiples of $1,000,000 in excess thereof or, if its Commitment is less than $10,000,000, in the amount of its Commitment.

          (ii)         Any Lender may without the consent of the Company assign to another Lender all or any fraction of its Term Loans or its Commitment and outstanding Committed Loans (including for purposes of this Section 12.08(a)(ii), participations in L/C Obligations) at the time owing to it in a minimum amount of (x) in the case of Term Loans, $1,000,000 and in multiples of $1,000,000 in excess thereof and (y) in the case of its Commitments and outstanding Committed Loans, so long as no Default or Event of Default exists, $10,000,000 (or in a minimum amount of $5,000,000 if a Default or Event of Default exists) and in multiples of $1,000,000 in excess thereof or, if its Commitment is less than $10,000,000, in the amount of its Commitment.

          (iii)        Any Lender may at any time assign all or any portion of its rights under this Agreement and any promissory note issued pursuant to Section 2.05 to a Federal Reserve Bank; provided, however, that no such assignment shall release any Lender from its obligations hereunder.

          (iv)        Any Lender, if so requested by the Company under Section 5.09, shall assign to another Eligible Assignee its outstanding Term Loans and its entire Commitment and outstanding Committed Loans (including for purposes of this Section 12.08(a)(iv), participations in L/C Obligations) at the time owing to it.

          (v)         Except as provided in Section 12.08(a)(iii), no Lender may assign any Bid Loans made by it hereunder except to another Lender or to any other Person to which it is also assigning all or a fraction of its Commitment and outstanding Loans (including for purposes of this Section 12.08(a)(v), participations in L/C Obligations, and excluding Bid Loans) at the time owing to it pursuant to Section 12.08(a)(i).

          (b)          No assignment shall become effective, and the Company and the Agent shall be entitled to continue to deal solely and directly with each Lender in connection with the interests

97

so assigned by such Lender to an Assignee, until (i) such Lender and such Assignee shall have executed an Assignment and Assumption Agreement substantially in the form of Exhibit 12.08(b) (including whether such Loan to be assigned is a Committed Loan or Term Loan, or both) and written notice of such assignment, payment instructions, addresses, and related information with respect to such Assignee shall have been given to the Company and the Agent by such Lender and such Assignee, in substantially the form of Attachment A to Exhibit 12.08(b) (a “Notice of Assignment”); (ii) a processing fee in the amount of $3,500 shall have been paid to the Agent by the assignor Lender or the Assignee; and (iii) either (A) five Business Days shall have elapsed after receipt by the Agent of the items referred to in clauses (i) and (ii) or (B) if earlier, the Agent has notified the assignor Lender and the Assignee of its receipt of the items mentioned in clauses (i) and (ii) and that it has acknowledged the assignment by countersigning the Notice of Assignment.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitments assigned.  In the case of any assignment of a Lender’s Committed Loans and/or Commitment, such assignment shall be null and void unless such assignment includes an assignment of each of such Lender’s Committed Loans and Commitment on an equal pro rata basis.

          (c)          From and after the effective date of any assignment hereunder, (i) the Assignee thereunder shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee by the assignor Lender, shall have the rights and obligations of a Lender hereunder and under each other Loan Document, and (ii) the assignor Lender, to the extent that rights and obligations hereunder have been assigned by it to the Assignee, shall be released from its future obligations hereunder and under each other Loan Document.  Any Person who becomes a Lender hereunder by an assignment hereunder on or after the date of the Seventh Amendment and any Lender who assigns an interest in the Commitments and the Committed Loans, on one hand, or the Term Loans, on the other, in a manner other than as an equal pro rata assignment of each, after such date shall, by virtue of entering into such assignment, waive any claim that any amendments to this Agreement effected by the Seventh Amendment require consent of all Lenders as opposed to the Required Lenders.

          (d)          Subject to Section 12.08(e), any Lender may at any time sell to one or more financial institutions or other Persons (each of such Persons being herein called a “Participant”) participating interests in any of the Loans (including such Lender’s participations in L/C Obligations) owing to it, its Commitment or other interests of such Lender hereunder ; provided, however, that:

(i) no participation contemplated in this Section 12.08(d) shall relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document;

(ii) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations;

98

          (iii)        the Company, the Agent, and the Issuing Bank shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and each other Loan Document; and

          (iv)        no Participant, unless such Participant is an Affiliate of such Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant’s consent, take any action of the type described in Section 12.02.

          The Company acknowledges and agrees that each Participant, for purposes of Sections 4.05, 4.06, 5.02, 5.03, 5.05, 5.06 or 12.06, shall be considered a Lender; provided, however, that for purposes of Sections 4.05, 5.02, 5.03, 5.05 and 5.06, no Participant shall be entitled to receive any payment or compensation in excess of that to which such Participant’s selling Lender would have been entitled with respect to the amount of such Participant’s participation interest if such Lender had not sold such participation interest.

          (e)          Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to Section 12.08(a)(i), (ii) or (iv), Bank of America may, upon thirty (30) days’ notice to the Company and the Lenders, resign as an Issuing Bank. In the event of any such resignation as Issuing Bank, the Company shall be entitled to appoint from among the Lenders a successor Issuing Bank hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as Issuing Bank.  If Bank of America resigns Issuing Bank, it shall retain all the rights and obligations of an Issuing Bank hereunder with respect to all Letters of Credit Issued by it and outstanding as of the effective date of its resignation as an Issuing Bank and all L/C Obligations with respect thereto (including the right to require the Lenders to make Committed Loans consisting of Reference Rate Loans or fund risk participations in unreimbursed drawings pursuant to Section 3.03(c)).

           12.09        Confidentiality.  Each Lender agrees that all nonpublic information provided to it by the Company or by the Agent on behalf of the Company in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby will be held and treated by such Lender, its agents, directors, Affiliates, officers and employees in confidence and further agrees and undertakes that neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement or relating to other business transactions between the Company and such Lender. Any Lender may disclose such information (a) at the request of any bank regulatory authority or in connection with an examination of such Lender by any such authority or examiner; (b) pursuant to subpoena or other court process; (c) when required to do so in accordance with the provisions of any applicable law; (d) at the written request or the express direction of any other agency of any State of the United States of America or of any other jurisdiction in which such Lender conducts its business; (e) as is reasonably required in connection with an Event of Default for the exercise of any remedy under this Agreement or any Loan Document; and (f) to such Lender’s independent auditors, counsel and other professional advisors. Notwithstanding the foregoing, the Company authorizes each Lender to disclose to any Participant or Assignee

99

and any prospective Participant or Assignee such financial and other information in such Lender’s possession concerning the Company or its Subsidiaries which has been delivered to the Lenders pursuant to this Agreement or any other Loan Document or which has been delivered to the Lenders by the Company in connection with the Lenders’ credit evaluation of the Company and its Subsidiaries prior to entering into this Agreement; provided that such Participant or Assignee or prospective Participant or Assignee agrees in writing to such Lender to keep such information confidential to the same extent as required of the Lenders hereunder.

           12.10        Survival.  The obligations of the Company under Sections 4.05, 5.02, 5.03, 5.05, 5.06, 12.04 and 12.05, and the obligations of the Lenders under Sections 4.05(i) and 11.07, shall in each case survive the repayment of the Loans and all other Obligations and the termination of this Agreement and the Commitments; provided, however, that no request for reimbursement pursuant to such Sections (other than Sections 12.04(b) and 12.04(c) and Section 12.05) may be made more than six months after the termination of this Agreement and the Commitments.  The representations and warranties made by the Company in this Agreement and by each Loan Party in each other Loan Document shall survive the execution and delivery of this Agreement and such other Loan Document.

           12.11        Severability.  Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

           12.12        Headings.  The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

           12.13        No Third Parties Benefited.  This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Lenders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

           12.14        Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

           12.15        Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           12.16        ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE LENDERS AND THE AGENT AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF EXCEPT FOR

100

THE FEE LETTER AND ANY PRIOR ARRANGEMENTS MADE WITH RESPECT TO THE PAYMENT BY THE COMPANY OF (OR ANY INDEMNIFICATION FOR) ANY FEES, COSTS OR EXPENSES PAYABLE TO OR INCURRED (OR TO BE INCURRED) BY OR ON BEHALF OF THE AGENT OR THE LENDERS.

           12.17        WAIVER OF JURY TRIAL.  EACH OF THE AGENT, THE LENDERS AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

           12.18        Judgment.

          (a)          If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under any Notes in any Offshore Currency into Dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase such other Offshore Currency with Dollars at the FX Trading Office on the Business Day preceding that on which final judgment is given.

          (b)          The obligation of the Company in respect of any sum due from it to any Lender or the Agent hereunder or under any Note held by such Lender shall, notwithstanding any judgment in Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such other Offshore Currency such Lender or the Agent (as the case may be) may in accordance with normal banking procedures purchase such other Offshore Currency with Dollars; if the amount of Offshore Currency so purchased are less than the sum originally due to such Lender or the Agent (as the case may be) in such Offshore Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent (as the case may be) against such loss, and if the Offshore Currency so purchased exceed the sum originally due to any Lender or the Agent (as the case may be) in such Offshore Currency, such Lender or the Agent (as the case may be) agrees to remit to the Company such excess.

           12.19        Payments Set Aside. To the extent that any payment by or on behalf of the Company is made to the Agent or any Lender, or the Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its applicable share of any amount so recovered from or repaid by the Agent, plus interest thereon from the

101

date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

[Signature pages follow]

102

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GEORGIA-PACIFIC CORPORATION

By:

Name:

Title:

BANK OF AMERICA, N.A.,
as Agent, Issuing Bank, and as Lender

By:

Name:

Title:

MERRILL LYNCH CAPITAL CORP,
as Co-Syndication Agent and as Lender

By:

Name:

Title:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Co-Syndication Agent and as Lender

By:

Name:

Title:

THE BANK OF NEW YORK

By:

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI, L TD.

By:

Name:

Title:

BANK ONE, NA

By:

Name:

Title:

BNP PARIBAS

By:

Name:

Title:

THE CHASE MANHATTAN BANK

By:

Name:

Title:

CIBC INC.

By:

Name:

Title:

CITIBANK, N.A.

By:

Name:

Title:

COMMERZBANKAG, NEW YORK AND GRAND CAYMAN BRANCHES

By:

Name:

Title:

THE DAI-ICHI KANGYO BANK, LIMITED

By:

Name:

Title:

DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLAND BRANCHES

By:

Name:

Title:

By:

Name:

Title:

DG BANK DEUTSCHEGENOSSENSCHAFTSBANK AG, CAYMAN ISLAND BRANCH

By:

Name:

Title:

By:

Name:

Title:

THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:

Name:

Title:

KBC BANK N.V.

By:

Name:

Title:

THE SANWA BANK, LIMITED, acting through its New York Branch

By:

Name:

Title:

THE SUMITOMO BANK, LIMITED

By:

Name:

Title:

SUNTRUST BANK

By:

Name:

Title:

TORONTO-DOMINION (TEXAS), I NC.

By:

Name:

Title:

UBS AG STAMFORD BRANCH

By:

Name:

Title:

WACHOVIA BANK, N.A.

By:

Name:

Title:

EXHIBIT B-2

to Seventh Amendment

EXHIBIT B-2
TO
SEVENTH AMENDMENT
TO
CREDIT AGREEMENT

The Exhibits and Schedules to the Credit Agreement are hereby amended as follows:

(a) Exhibit 2.05(d) (Form of Promissory Note (Term Loan)), a copy of which is attached hereto as Appendix A, is hereby added to the Credit Agreement.

          (b)     Exhibit 2.11(b) to the Credit Agreement is hereby amended by deleting Exhibit 2.11(b) in its entirety and inserting the new Exhibit 2.11(b), a copy of which is attached hereto as Appendix B, in replacement thereof.

          (c)     Exhibit 8.09(c) to the Credit Agreement is hereby amended by deleting Exhibit 8.09(c) in its entirety and inserting the new Exhibit 8.09(c), a copy of which is attached hereto as Appendix C, in replacement thereof.

(d) Exhibit 12.08(b) (Form of Assignment and Assumption Agreement), a copy of which is attached hereto as Appendix D, is hereby added to the Credit Agreement.

(e) Schedule 2.01 (Lender’s Share of Committed Conversion Amount - Term Loans), a copy of which is attached hereto as Appendix E, is hereby added to the Credit Agreement.

APPENDIX A TO EXHIBIT B-2
to Seventh Amendment

Exhibit 2.05(d)
to Multi-Year Revolving Credit Agreement

FORM OF PROMISSORY NOTE (TERM LOAN)

[$____________]	_______________, ____

          For value received, on [____________], 200[ ], the undersigned promises to pay to the order of                                                             (the “Lender”) at the office of BANK OF AMERICA, N.A. (the “Agent”), specified in the Credit Agreement referred to below the Equivalent Amount of [________________] Dollars ($____________) or, if less, the aggregate unpaid principal amount of such Term Loan made by the Lender to the undersigned pursuant to the Credit Agreement (as defined below).

          The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.  Payments of both principal and interest are to be made in Same Day Funds and in the Applicable Currency.

          This Promissory Note is one of the promissory notes evidencing Term Loans described in, and is subject to the terms and provisions of, the Credit Agreement (Multi-Year Revolving Credit Facility) dated as of November 3, 2000 among Georgia-Pacific Corporation, certain financial institutions (including the Lender) party thereto, the Agent, and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto (as from time to time amended, modified, or supplemented, the “Credit Agreement”). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Term Loan owing to the Lender by the undersigned, and all payments made on account of principal thereof, may be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto or any continuation thereof, which is part of this Promissory Note; provided, however, that the failure of the Lender to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the undersigned hereunder or under any other Loan Document.

          Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned, the guaranty of this Promissory Note, and the terms and conditions under which the due date of this Promissory Note may be accelerated.

          This Promissory Note may only be assigned as provided in the Credit Agreement.

          The undersigned promises to pay all costs of collection, including reasonable attorney’s fees, incurred in the collection of this Promissory Note.

          The undersigned hereby waives presentment for payment, demand, protest, and notice of dishonor.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

GEORGIA-PACIFIC CORPORATION

By:

Name:
Title:

LOANS AND PRINCIPAL PAYMENTS

Amount of Loan Made				Amount of Principal Repaid			Unpaid Principal Balance

Date	Reference Rate Loan	Offshore Rate Loan	Interest Period (if applicable)	Currency	Reference Rate Loan	Offshore Rate Loan	Total	Offshore Rate Loan	Notation Made by

APPENDIX B TO EXHIBIT B-2
to Seventh Amendment

Exhibit 2.11(b)
to Multi-Year Revolving Credit Agreement

FORM OF NOTICE OF CONVERSION/CONTINUATION

Bank of America, N.A. Agency Administrative Services #5596 Mail Code: CA 4-706-05-09 1850 Gateway Blvd. Concord, CA 94520 Attention: Irene Ruddell, Associate Agency Officer

Re:	Georgia-Pacific Corporation Credit Agreement, dated as of November 3, 2000

          Ladies and Gentlemen:

          This Notice of Conversion/Continuation is delivered to you pursuant to Section 2.11(b) of the of the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the “Agent”), and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Company hereby requests that on ______________, ____,

          (1)          $__________ of the presently outstanding principal amount of the [Committed Loans originally made on __________, ____][Term Loans] ;

          (2)          all presently being maintained as [Reference Rate Loans] [Offshore Rate Loan denominated in the same currency];1

          (3)          be [converted into] [continued as];

          (4)          [Offshore Rate Loans having an Interest Period of _________ months and denominated in the same currency] [Reference Rate Loans].

          The Company has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized officer this __  day of _____________, ____.

GEORGIA-PACIFIC CORPORATION

By:

Name:
Title:

1 Select appropriate interest rate option.

APPENDIX C TO EXHIBIT B-2
to Seventh Amendment

Exhibit 8.09(c)
to Multi-Year Revolving Credit Agreement

FORM OF COMPLIANCE CERTIFICATE 1

[  Date  ]

Bank of America, N.A., as Agent Paper & Forest Products #9973 555 California Street -- 12th Floor San Francisco, CA 94104 Attention: Michael J. Balok, Managing Director

Re:	Georgia-Pacific Corporation Credit Agreement (Multi-Year Revolving Credit Facility) dated as of November 3, 2000, as amended

Ladies and Gentlemen:

          This Compliance Certificate is delivered to you pursuant to Section 8.09(c) of the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the “Agent”), and the Co-Syndication Agents.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Company hereby certifies and warrants as of the date hereof that:

1.	[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 8.09(a) of the Credit Agreement.]

Attached as Schedule 1A hereto are (i) a true and correct copy of the consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal quarter of the Company ended                              , ____ and (ii) the related consolidated statements of income and cash flows of the Company and its

1 By necessity, the computations described in the Attachments to this Compliance Certificate are less detailed than those contained in the Credit Agreement.  In the event of any conflict between the two, the terms of the Credit Agreement shall in all instances prevail.

consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter.

or

2.	[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 8.09(b) of the Credit Agreement.]

Attached as Schedule 1B hereto are (a) a true and correct copy of the audited consolidated balance sheet of the Company as at the end of the fiscal year of the Company ended -_________________, ___ and (b) the related consolidated statements of income, changes in shareholders’ equity and cash flows commencing at the end of the previous fiscal year and ending with the end of such year.

3.

The attached financial statements are complete and correct, and have been prepared in accordance with GAAP on a basis consistent with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

4.	The attached financial statements fairly present the consolidated financial position and results of operations of the Company and its Subsidiaries on a consolidated basis.

5.	The financial covenant analyses, information and computation as set forth on Attachments A, B, C, D and E attached hereto are true and accurate on and as of the date of this Certificate.

6.	Based on the financial statements for the fiscal year ending __________, ____ the cumulative sum of all OCI Pension Adjustment Amounts is $__________.

7.	As of ____________, ____,[2] the Leverage Ratio for the Company and its Subsidiaries on a consolidated basis was ____%, as computed on Attachment A hereto.

8.	As of ___________, ____,[3] the Adjusted Net Worth for the Company and its Subsidiaries on a consolidated basis was $________, as computed on Attachment B hereto.

9.	As of _____________, ____,[4] the Interest Coverage Ratio for the Company and its Subsidiaries on a consolidated basis was ______ to 1.00, as computed on Attachment C hereto.

2 The last day of the most recently ended fiscal quarter of the Company.

3 The last day of the most recently ended fiscal quarter of the Company.

4 The last day of the most recently ended fiscal quarter of the Company.

2

10.

As of ___________, ____,[5] the aggregate principal amount of all Total Debt of the Company and its Subsidiaries on a consolidated basis outstanding as of such date was $_____________, as computed on Attachment D hereto.

11.

As of ___________, ___,[6] the total Net Proceeds received by the Company and  its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date to and including such date from any Asset Sales by the Company or any of its Subsidiaries was $____________, as computed on Attachment D hereto.

12.	As of each of the dates specified in paragraphs 7, 8, 9, 10 and 11 above and as of the date hereof, no Default or Event of Default has occurred and is continuing.

13.

As of the date hereof, there are no pending or, to the knowledge of the Company, threatened, actions or proceedings affecting the Company, any Principal Subsidiary or any Restricted Subsidiary before any court or other Governmental Authority or any arbitrator that are reasonably likely to have a Material Adverse Effect.

14.

The undersigned Responsible Officer of the Company executing this Certificate on behalf of the Company is, and at all pertinent times mentioned herein has been, the Chief Financial Officer of the Company and in such capacity has been responsible for the management of the financial affairs of the Company and the preparation of financial statements of the Company and its Subsidiaries on a consolidated basis.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, this _____ day of ___________, ____.

GEORGIA-PACIFIC CORPORATION

By:

Name
Title:

5 The last day of the most recently ended fiscal quarter of the Company.

6 The last day of the most recently ended fiscal quarter of the Company.

3

SCHEDULE 1A
to Multi-Year Revolving Compliance Certificate

[FINANCIALS]

SCHEDULE 1B
to Multi-Year Revolving Compliance Certificate

[FINANCIALS]

ATTACHMENT A
to Multi-Year Revolving Compliance Certificate

LEVERAGE RATIO
As of __________, _____7
(the “Computation Date”)
(Section 9.08)

All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A. TOTAL DEBT

1.	with respect to all indebtedness payable within one year from the date of the creation thereof which is outstanding as of the Computation Date, the aggregate principal amount thereof	$____________

2.	with respect to all indebtedness payable more than one year from the date of the creation thereof which is outstanding as of the Computation Date, the aggregate principal amount thereof	$____________

3.	with respect to all indebtedness payable more than one year from the date of creation thereof, the aggregate principal amount of such indebtedness that is currently payable as of the Computation Date	$____________

4.	Sum of A.1, plus A.2, plus A.3	$____________

5.	all indebtedness of the Company and its Subsidiaries arising under bank overdrafts	$____________

6.	[if applicable: all indebtedness or obligations of the Company under the Premium Equity Participating Security Units]	$____________

7.	[(a) if applicable: up to $175,000,000 of the aggregate outstanding indebtedness or obligations arising under all Unisource Lease Financings: $_________]

	[(b) if applicable: less all outstanding indebtedness or obligations arising under the applicable sublease agreement: $__________][8]	$____________

7 The last day of the most recently ended fiscal quarter of the Company.

8 If a material default or material event of default shall occur under a sublease agreement which generates rental income that is applied by the Company or any of its Subsidiaries as an offset of the payments made on account of the indebtedness or obligations of the Company or any of its Subsidiaries arising under the related Unisource Lease Financing and if such material default or material event of default shall not have been cured within the applicable cure period provided in

A-1

A.7(a) minus A.7(b)

8.	[(a) if applicable: all indebtedness or obligations arising under the Timber Note Monetizations: $__________]

[(b) if applicable: less the outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under the applicable Timber Note Receivable: $__________][9]

		A.8(a) minus A.8(b)	$____________

9.	Sum of A.5 plus A.6 plus A.7 plus A.8		$____________

10.	A.4 minus A.9		$____________

B. ADJUSTED NET WORTH

1.	Net Worth:

	(a)	Total Assets as of the Computation Date	$____________

	(b)	Total Liabilities as of the Computation Date	$____________

	(c)	Excess of B.1(a) over B.1(b)	$____________

2.	Goodwill Amount:

	(a)	Aggregate write-offs of goodwill attributable to assets of the Company and its Subsidiaries	$____________

	(b)	Aggregate amount of that portion of the loss of the value of the assets sold or disposed of in connection with Assets Sales by the Company and its Subsidiaries	$____________

	(c)	Sum of B.2(a) plus B.2(b)	$____________

such sublease agreement, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under such sublease agreement related to such Unisource Lease Financing shall be included.  See definition of “Total Debt”.

9 If a material default or material event of default shall occur under any Timber Note Receivable the payments under which are applied as an offset of the payments made on account of such indebtedness or obligations arising under the related Timber Note Monetization and if such material default or material event of default (x) shall not have been cured within the applicable cure period provided in such Timber Note Receivable and (y) could reasonably be expected to result in any of the Timber Note Monetizations not being fully supported by credit or collateral of any Persons other than the Company and its Affiliates, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under such Timber Note Receivable shall be included.  See definition of “Total Debt”.

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	(d) Lesser of B.2(c) or $1,000,000,000	$____________

3.	OCI Pension Adjustment Amounts:

(a)

cumulative sum of all OCI Pension Adjustment Amounts for all fiscal years of the Company commencing with the fiscal year ended December 31, 1987 and ending with the then most recently ended fiscal year of the Company (indicate whether positive or negative amount)

$____________

4.	Adjusted Net Worth:

	(a) Sum of B.1(c) plus B.2(d) plus or minus B.3(a)[10]	$____________

C. LEVERAGE RATIO

1.	Sum of B.4(a) plus A.10	$____________

2.	Leverage Ratio: expressed as a percentage, A.10 divided by C.1	____________%

3.	Required Leverage Ratio (see Section 9.08)	____________%

10 For purposes of calculating Adjusted Net Worth, if the cumulative sum of all such OCI Pension Adjustment Amounts is a negative number, then such amount shall be added in the calculation thereof, and if the cumulative sum of all such OCI Pension Adjustment Amounts is a positive number, then such amount shall be subtracted in the calculation thereof.

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ATTACHMENT B
to Multi-Year Revolving Compliance Certificate

MINIMUM NET WORTH
As of __________, _____11
(the “Computation Date”)
(Section 9.09)

All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A.	ADJUSTED NET WORTH

	1.	Adjusted Net Worth as shown in B.4(a) of Attachment A as computed in accordance with Attachment A	$____________

B.	REQUIRED NET WORTH

	1.	Net Worth measured as at the Closing Date [12]	$____________

	2.	80% of B.1	$____________

	3.	Quarterly net income (with no deduction for net losses) for:

		(i) fiscal quarter ending after Closing Date	$____________

		(ii) fiscal quarter ending ______________	$____________

		(iii) fiscal quarter ending ______________	$____________

		(iv) fiscal quarter ending ______________	$____________

[Add additional fiscal quarters for each fiscal quarter completed]

	4.	Sum of all amounts in B.3	$____________

	5.	50% of B.4	$____________

	6.	Net proceeds to Company of new capital stock or other equity interests issued by Company or any Restricted Subsidiary after the Closing Date	$____________

	7.	Timber Adjustment Amount	$ 329,000,000

C.	MINIMUM NET WORTH

	1.	Sum of B.2, plus B.5 plus B.6	$____________

	2.	C.1 less B.7	$____________

	3.	Required: A.1 not to be less than C.2

11 The last day of the most recently ended fiscal quarter of the Company.

12 Provide an Attachment A similar to Attachment A to the Compliance Certificate but covering only the items in paragraph B therein and computed as of the Closing Date.

B-1

ATTACHMENT C
to Multi-Year Revolving Compliance Certificate

INTEREST COVERAGE RATIO
As of __________, _____13
(the “Computation Date”)
(Section 9.11)

All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A.	EBITDA[14]

	1.	net income or (or net loss) for the Measurement Period ending on the Computation Date	$____________

	2.	all amounts treated as expenses for depreciation, accretion, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income (or loss)	$____________

	3.	all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss)	$____________

13 The last day of the most recently ended fiscal quarter of the Company.

14 Net income (or loss) shall be computed without giving effect to extraordinary cash gains or non-recurring, non-cash items, including any non-cash charges incurred with respect to asbestos-related liability reserves.    For purposes of information only, the aggregate amount of such extraordinary cash gains or non-recurring, non-cash items, including any non-cash charges incurred with respect to asbestos-related liability reserves, for the Measurement Period ending on such Computation Date is $______.

C-1

	4.	Net Cash Payments for such Measurement Period (indicate whether positive or negative amount):

(a) the aggregate cash payments made by the Company or any of its Subsidiaries after December 28, 2002 relating to or to satisfy such liabilities and/or related defense costs: $______________

          (b) any insurance or other proceeds received in cash by the Company or any of its Subsidiaries from any Persons other than the Company or any of its Affiliates after December 28, 2002 as reimbursement or indemnification with respect to such liabilities and/or costs: $______________

		A.4(a) less A.4(b)	$____________

	5.	Sum of A.1, plus A.2, plus A.3, plus or minus A.4	$____________

B.	INTEREST CHARGES

	1.	Interest Charges	$____________

C.	INTEREST COVERAGE RATIO

	1.	A.5 divided by B.1	_____ to 1.00

	2.	Required Interest Coverage Ratio (see Section 9.11)	_____ to 1.00

C-2

ATTACHMENT D
to Multi-Year Revolving Compliance Certificate

TOTAL DEBT LIMITATION
As of __________, _____15 (the “Computation Date”)
(Section 9.12)

All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A.	TOTAL DEBT

	1.	with respect to all indebtedness payable within one year from the date of the creation thereof which is outstanding as of the Computation Date, the aggregate principal amount thereof	$____________

	2.	with respect to all indebtedness payable more than one year from the date of the creation thereof which is outstanding as of the Computation Date, the aggregate principal amount thereof	$____________

	3.	with respect to all indebtedness payable more than one year from the date of creation thereof, the aggregate principal amount of such indebtedness that is currently payable as of the Computation Date	$____________

	4.	Sum of A.1, plus A.2, plus A.3	$____________

	5.	all indebtedness of the Company and its Subsidiaries arising under bank overdrafts	$____________

	6.	[if applicable: all indebtedness or obligations of the Company under the Premium Equity Participating Security Units]	$____________

	7.	[(a) if applicable: up to $175,000,000 of the aggregate outstanding indebtedness or obligations arising under all Unisource Lease Financings: $__________]

		[(b) if applicable: less all outstanding indebtedness or obligations arising under the applicable sublease agreement: $__________][16]	$__________

15 The last day of the most recently ended fiscal quarter of the Company.

16 If a material default or material event of default shall occur under a sublease agreement which generates rental income that is applied by the Company or any of its Subsidiaries as an offset of the payments made on account of the indebtedness or obligations of the Company or any of its Subsidiaries arising under the related Unisource Lease Financing and if such material default or material event of default shall not have been cured within the applicable cure period provided in such sublease agreement, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under such sublease agreement related to such Unisource Lease Financing shall be included.  See definition of “Total Debt”.

A.7(a) minus A.7(b)

	8.	[(a) if applicable: all indebtedness or obligations arising under the Timber Note Monetizations: $__________]

[(b) if applicable: less the outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under the applicable Timber Note Receivable: $__________][17]

		A.8(a) minus A.8(b)	$____________

	9.	Sum of A.5 plus A.6 plus A.7 plus A.8	$____________

	10.	A.4 minus A.9	$____________

B.	NET PROCEEDS

	1.	All Net Proceeds received by Company and its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date from any Assets Sales by Company or any of its Subsidiaries	$____________

17 If a material default or material event of default shall occur under any Timber Note Receivable the payments under which are applied as an offset of the payments made on account of such indebtedness or obligations arising under the related Timber Note Monetization and if such material default or material event of default (x) shall not have been cured within the applicable cure period provided in such Timber Note Receivable and (y) could reasonably be expected to result in any of the Timber Note Monetizations not being fully supported by credit or collateral of any Persons other than the Company and its Affiliates, then all outstanding indebtedness or obligations of the Company or any of its Subsidiaries arising under the Timber Note Monetizations up to the principal amount outstanding under such Timber Note Receivable shall be included.  See definition of “Total Debt”.

C.	TOTAL DEBT LIMITATION

	1.	$13,065,000,000 less B.1	$____________

	2.	Which is greater: A.10 or C.1 (Required: A.10 not to exceed C.1)	$____________

ATTACHMENT E
to Multi-Year Revolving Compliance Certificate

NET PROCEEDS FROM ASSET SALES
As of __________, _____18
(the “Computation Date”)
(Section 8.15)

All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

1.	All Net Proceeds received by Company and its Subsidiaries on a consolidated basis in the calendar quarter ended nearest to the Computation Date	$____________

2.

All Net Proceeds received by Company and its Subsidiaries on a consolidated basis from January 1 of the calendar year in which such Computation Date occurs through last day of the calendar quarter that ended closest to such Computation Date

$____________

18 The last day of the most recently ended fiscal quarter of the Company.

E-1

APPENDIX D TO EXHIBIT B-2
to Seventh Amendment

Exhibit 12.08(b)
to Multi-Year Revolving Credit Agreement

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

          This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of _________________, ____, is made by [NAME OF ASSIGNOR], a ___________________ (the “Assignor”), to [NAME OF ASSIGNEE], a ________________ (“Assignee”).

RECITALS:

          A.     The Assignor has entered into a Credit Agreement (Multi-Year Revolving Credit Facility) (as amended, the “Credit Agreement”) among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the “Agent”), and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

B. Pursuant to the Credit Agreement, [the outstanding principal balance on this date of Assignor’s Term Loans is $__________] [no Term Loans are outstanding under the Credit Agreement on this date].

          C.     Pursuant to the Credit Agreement, [the outstanding principal balance on this date of Assignor’s Committed Loans is $__________] [no Committed Loans are outstanding under the Credit Agreement on this date].

          D.     Pursuant to the Credit Agreement, [the Assignor has acquired a participation in the Issuing Bank’s liability under Letters of Credit in an aggregate principal amount of $_____________ (the “L/C Obligations”)][no Letters of Credit are outstanding on this date] .

          E.     [The Assignor wishes to assign to the Assignee [part][all] of its rights and obligations under the Credit Agreement in respect of its [(i)] [Term Loan in an amount equal to $__________ (the “Term Loan Assigned Amount”)] [and] [(ii)] [its Commitment, together with a corresponding portion of each of its outstanding Committed Loans [and L/C Obligations], in an amount equal to $__________ (the “Committed Assigned Amount”)] [(collectively], the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions.

NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein, the Assignor and the Assignee hereby covenant and agree as follows:

1. Assignment and Assumption.

               (a)     Subject to the terms and conditions of this Agreement, the Assignor and the Assignee agree that the Assignor hereby sells, transfers, and assigns to the Assignee, and the Assignee hereby purchases, assumes, and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Agreement) the following:

[USE FOR ASSIGNMENT OF COMMITMENT]

                    [(i)] [(A) ____% of the Commitment, the Committed Loans [and] [the L/C Obligations] of the Assignor (“Assignee’s Committed Percentage Share”) (such assigned Commitments representing ___% of the aggregate Commitments of all Lenders); and (B) all related rights, benefits, obligations, liabilities and indemnities under and in connection with the Credit Agreement and each other Loan Document (other than any such rights, benefits, obligations, liabilities, or indemnities with respect to any Bid Loan made by the Assignor), including the right to receive payments of principal of and interest on the Assignor’s Committed Loans and L/C Obligations hereby assigned, and the obligation to fund future Committed Loans and L/C Commitments in respect of such assignment, and to indemnify the Agent or any other party under the Credit Agreement and to pay all other amounts payable by a Lender (in respect of the Commitments and L/C Obligations assigned hereunder) under or in connection with the Credit Agreement (other than any such amounts payable in respect of a Bid Loan[.]] [; and]

[USE FOR ASSIGNMENT OF TERM LOAN]

                    [(ii)] [(A) ____% of the Term Loans of the Assignor (“Assignee’s Term Percentage Share”); and (B) all related rights, benefits, obligations, liabilities and indemnities under and in connection with the Credit Agreement and each other Loan Document (other than any such rights, benefits, obligations, liabilities, or indemnities with respect to any Bid Loan made by the Assignor), including the right to receive payments of principal of and interest on the Assignor’s Term Loans hereby assigned, and to indemnify the Agent or any other party under the Credit Agreement and to pay all other amounts payable by a Lender under or in connection with the Credit Agreement (other than any such amounts payable in respect of a Bid Loan).]

[If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Committed Loans or L/C Obligations.]

[If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, the Term Loan assigned.]

               (b)     With effect on or after the Effective Date (as defined herein), the Assignee shall be a party to the Credit Agreement and succeed to all the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, with a [Term Loan equal to the Term Loan Assigned Amount] [and] [a Commitment equal to the Committed Assigned Amount]. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.  It is the intent of the parties hereto that the [Term Loan] [and] [the Commitment] of the Assignor shall,

A-2-

as of the Effective Date, be reduced by an amount equal to the [Term Loan Assigned Amount] [and] [the Committed Assigned Amount] [, respectively,] and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee.

(c) After giving effect to the assignment and assumption, on the Effective Date the Assignee’s [Term Loan will be $__________] [and] [Commitment will be $__________].

(d) After giving effect to the assignment and assumption, on the Effective Date the Assignor’s [Term Loans will be $________] [and] [Commitment will be $____________].

2. Payments.

               (a)     As consideration for the sale, assignment, and transfer contemplated in Section 1, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to [(i)] [$____________, representing the Assignee’s Committed Percentage Share of the principal amount of all Committed Loans previously made to the Company by the Assignor under the Credit Agreement and outstanding on the Effective Date] [and] [(ii)] [$____________, representing the Assignee’s Term Percentage Share of the principal amount of the Term Loan previously made, and currently owed, by the Company to the Assignor under the Credit Agreement and outstanding on the Effective Date].

(b) The [Assignor/Assignee] further agrees to pay to the Agent the processing fee referred to in the amount specified in Section 12.08(b) of the Credit Agreement.

          3.     Reallocation of Payments.  The Assignor shall notify the Agent and the Company to make all payments with respect to the [Commitment, Committed Loans and L/C Obligations] [and] [Term Loan] assigned hereunder after the Effective Date directly to the Assignee, as its interest may appear.  The Assignor and the Assignee agree and acknowledge that all payments of interest, commitment fees, utilization fees, facility fees, utilization fees, and letter of credit fees accrued up to, but not including, the Effective Date with respect to [the Term Loan] [and] [the Commitment, Committed Loans and L/C Obligations] are the property of the Assignor, and not the Assignee.  The Assignee shall, upon receipt by the Assignee of any interest, commitment fees, utilization fees, or facility fees remit to the Assignor all of such interest, commitment fees, utilization fees, and facility fees accrued up to, but not including, the Effective Date with respect to the [Term Loan] [and] [the Commitment, Committed Loans and L/C Obligations].  The Assignor shall, upon receipt by the Assignor of any interest, commitment fees, utilization fees, facility fees, and letter of credit fees remit to the Assignee all of such interest, commitment fees, utilization fees, facility fees, and letter of credit fees accrued for any period from and after the Effective Date with respect to [the Term Loan Assigned Amount [and] [the Committed Assigned Amount].  The Assignor shall promptly notify the Assignee of any notices received by the Assignor in connection with the Credit Agreement affecting or relating to the rights and obligations assigned hereunder.  Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

A-3-

          4.     Independent Credit Decision.  The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 8.09 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

          5.     Effective Date; Notices.  As between the Assignor and the Assignee, the effective date for this Agreement shall be                              , ____ (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date:

(a) this Agreement shall be executed and delivered by the Assignor and the Assignee;

               (b)     the consent of the Agent required for an effective assignment of [the Term Loan Assigned Amount] [and] [the Committed Assigned Amount] by the Assignor to the Assignee under Section 12.08(a) of the Credit Agreement, if any, shall have been duly obtained and shall be in full force and effect as of the Effective Date;

(c) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Agreement;

(d) the Assignee shall have complied with Section 4.05(f) of the Credit Agreement (if applicable);

(e) the processing fee referred to above and in Section 12.08(b) of the Credit Agreement shall have been paid by [Assignor/Assignee] to the Agent; and

               (f)     Promptly following the execution of this Agreement, the Assignor shall deliver to the Company and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Attachment A.

6. Agent. [Include only if Assignor is Agent:

               (a)     The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

7. Withholding Tax. The Assignee agrees to comply with Section 4.05(f) of the Credit Agreement (if applicable).

A-4-

8. Representations and Warranties.

               (a)     The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest, or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with herewith and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Agreement, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery, or performance; and (iv) this Agreement has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

               (b)     The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto.  The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition, or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

               (c)     The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection herewith, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Agreement; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery, or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors’ rights and to general equitable principles; and (iv) it is an Eligible Assignee.

          9.     Further Assurances.  The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments to the Company or the

A-5-

Agent, which may be required in connection with the assignment and assumption contemplated hereby.

10. Miscellaneous.

               (a)     Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the parties hereto.  No failure or delay by either party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

(b) All payments made hereunder shall be made without any set-off or counterclaim.

(c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution, and performance of this Agreement.

(d) This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

               (e)      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Agreement and irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such New York State or Federal court, and each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, Action or proceeding.

               (f)     THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR OTHER STATEMENTS (WHETHER VERBAL OR WRITTEN).

[Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their duly authorized officers as of the day and year first above written.

A-6-

[ASSIGNOR]

Address:	By:
[Address of Assignor]
(print name)
Title:

[ASSIGNEE]

Address:	By:
[Address of Assignee]
(print name)
Title:

A-7-

Attachment A to Exhibit 12.08(b)
Assignment and Assumption Agreement

FORM OF NOTICE OF ASSIGNMENT

To:	Georgia-Pacific Corporation
133 Peachtree Street, N.E.
Atlanta, Georgia 30303

	Attention:	Treasurer’s Department

To:	Bank of America, N.A., as Agent
Credit Products - Forest Products - SF #9973
Mail Code: CA5-705-12-01
555 California St., 12th Fl.
San Francisco, CA 94104

	Attention:	Mike Balok, Managing Director

	Re:	Georgia-Pacific Corporation Credit Agreement,
dated as of November 3, 2000, as amended

          Ladies and Gentlemen:

          We refer to Section 12.08(b) of the Credit Agreement, dated as of November 3, 2000, as amended (the “Credit Agreement”), among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the “Agent”), and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          This Notice of Assignment is delivered to you pursuant to Section 12.08(b) of the Credit Agreement and also constitutes notice to each of you, pursuant to Section 12.08(b)(i) of the Credit Agreement, of the assignment to ________________ (the “Assignee”) of the following: [(i)] [_____% of the right, title, interest and obligation of the Assignor in and to the Credit Agreement with respect to the Term Loan] [and] [(ii)] [_____% of the right, title, interest and obligation of the Assignor in and to the Credit Agreement with respect to the Commitment of the Assignor [and all outstanding Committed Loans of the Assignor and the Assignor’s participation in the Letters of Credit]].  Before giving effect to such assignment, [(i)] [the Assignor’s  Term Loan is $____________] [and] [(ii)] [the Assignor’s Commitment is $______________] [and the aggregate amount of its outstanding Committed Loans is $______________] [and its participation in L/C Obligations is $_____________].

          The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the initial Borrowing thereunder.  The Assignee further confirms and agrees that in becoming a Lender [and in extending its Commitment and making its Committed Loans under the Credit Agreement], such actions have and will be made without recourse to, or representation or warranty by, the Agent.

          Except as otherwise provided in the Credit Agreement, effective as of the date contemplated by Section 12.08(b)(iii) of the Credit Agreement for the effectiveness of the assignment which is the subject of this Notice of Assignment (the “Effective Date”):

(a) the Assignee

          (i)      shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a “Lender” under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

(ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

(b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

          The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section 12.08(b)(ii) of the Credit Agreement upon the delivery hereof.

          The Assignee hereby advises each of you of the following administrative details with respect to the assigned [Term Loan] [and] [Committed Loans and Commitments] and requests the Agent to acknowledge receipt of this document:

(A)	Address for Notices:

Institution Name:
Attention:

Domestic Lending Office:
Telephone:
Facsimile:

Eurodollar Lending Office:

Telephone:

Facsimile:

(B)	Payment Instructions:

          The Assignee agrees to furnish to the Agent and the Company on or before the Effective Date the tax form[s] required by Section 4.05(f) (if so required) of the Credit Agreement.

          This Notice of Assignment may be executed by the Assignor and the Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same notice and agreement.

[Commitment]:		[ASSIGNOR]

By:

[$__________________]		Name:
Title:

[Commitment]:		[ASSIGNEE]

By:

[$_________________]		Name:
Title:

ACCEPTED AND ACKNOWLEDGED
this _____ day of__________, ____

BANK OF AMERICA, N.A., as Agent

By:

Name:
Title:

APPENDIX E TO EXHIBIT B-2
to Seventh Amendment

Schedule 2.01
to Multi-Year Revolving Credit Agreement

LENDER’S SHARE OF COMMITTED CONVERSION AMOUNT - TERM LOANS

Lenders	Commitment Percentage (as of the Seventh Amendment Effective Date)	Term Loan

Bank of America, N.A.	6.7619048%	$33,809,523.81

Merrill Lynch Capital Corporation	6.7619048%	$33,809,523.81

Morgan Stanley Senior Funding, Inc.	6.7619048%	$33,809,523.81

The Bank of New York	2.3809524%	$11,904,761.91

The Bank of Tokyo-Mitsubishi, Ltd.	5.6190476%	$28,095,238.09

Bank One, N.A.	5.6190476%	$28,095,238.09

BNP Paribas	3.7142857%	$18,571,428.57

JP Morgan Chase Bank	7.3333333%	$36,666,666.67

CIBC Inc.	1.9047619%	$9,523,809.52

Citibank, N.A.	5.6190476%	$28,095,238.09

Commerzbank AG, New York and Cayman Branches	3.7142857%	18,571,428.57

Deutsche Bank AG New York and/or Cayman Islands Branch	5.6190476%	$28,095,238.09

DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt AM Main	2.8571429%	$14,285,714.29

Mizuho Corporate Bank	5.6190476%	$28,095,238.10

KBC Bank, N.V.	1.9047619%	$9,523,809.52

UFJ Bank, Limited	1.6190476%	$8,095,238.10

Sumitomo Mitsui Banking Corporation	5.6190476%	$28,095,238.09

SunTrust Bank	5.6190476%	$28,095,238.09

Toronto-Dominion (Texas), Inc.	5.6190476%	$28,095,238.09

UBS AG Stamford Branch	5.6190476%	$28,095,238.09

Wachovia Bank, N.A.	3.7142857%	$18,571,428.57

Total:	100.0000000000%	$500,000,000.00

EXHIBIT C
To Seventh Amendment

GUARANTOR ACKNOWLEDGMENT AND CONSENT

          The undersigned, each a guarantor or third party pledgor with respect to the Company’s obligations to the Agent, the Issuing Bank and the Lenders under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by Company of the foregoing Seventh Amendment to Credit Agreement, dated as of March 28, 2003 (the “Seventh Amendment”), by and among Georgia-Pacific Corporation, the Lenders party thereto, the Issuing Bank, and Bank of America, N.A., as administrative agent for itself and the Lenders (in its capacity as administrative agent, the “Agent”) and as Swing Line Lender, and (ii) reaffirm and agree that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent, the Issuing Bank, the Swing Line Lender and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim.  Capitalized terms used herein have the meanings specified in the Seventh Amendment.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantor Acknowledgement and Consent to be executed by their respective officers thereunto duly authorized as of March 28, 2003.

BRUNSWICK P&P, LLC
BRUNSWICK PULP & PAPER COMPANY
CONTAINERBOARD, LLC
CP&P, INC.
FORT JAMES CORPORATION
FORT JAMES OPERATING COMPANY
GEORGIA-PACIFIC RESINS, INC.
GEORGIA-PACIFIC WEST, INC.
G-P GYPSUM CORPORATION
G-P PULP, LLC
G-P RESINS, LLC
G-P WEST, LLC

For each of the foregoing corporations and/or companies:

By:

Name:
Title:

Address: c/o Georgia-Pacific Corporation
133 Peachtree Street, N.E.
Atlanta, Georgia 30348-5605
Attn.: Treasurer’s Office
Facsimile: 404-230-5598

GREAT NORTHERN NEKOOSA CORPORATION
HEADQUARTERS COMPANY, LLC
LEAF RIVER FOREST PRODUCTS, INC.
LEAF RIVER, LLC
NEKOOSA PACKAGING CORPORATION
NEKOOSA PAPERS INC.
PACIFIC PAPER, LLC
RESINS PAPER COMPANY, INC.
WEST PAPER COMPANY, INC.

For each of the foregoing corporations and/or companies:

By:

Name:
Title:

Address: c/o Georgia-Pacific Corporation
133 Peachtree Street, N.E.
Atlanta, Georgia 30348-5605
Attn.: Treasurer’s Office
Facsimile: 404-230-5598

BRUNSWICK BUILDING PRODUCTS, INC.
LEAF BUILDING PRODUCTS, INC.

For each of the foregoing corporations and/or companies:

By:

Name:
Title:

Address: c/o Georgia-Pacific Corporation
133 Peachtree Street, N.E.
Atlanta, Georgia 30348-5605
Attn.: Treasurer’s Office
Facsimile: 404-230-5598

EXHIBIT D
to Seventh Amendment

FORM OF OPINION

March ___, 2003

          To each of the Lenders
          party to the Amended Credit Agreement
          hereinafter referred to and
          to Bank of America, N.A., as Agent thereunder

          Re:     Georgia-Pacific Corporation Credit Agreement (Multi-Year Revolving Credit Facility) dated as of November 3, 2000, as amended

          Ladies and Gentlemen:

          This opinion is being delivered to you pursuant to Section 4.03 of the Seventh Amendment to Credit Agreement, dated as of March __, 2003 (the “Seventh Amendment”), among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Agent”) for the Lenders thereunder, and, if applicable, as Swing Line Lender, and BANK OF AMERICA, N.A., as Issuing Bank.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Seventh Amendment or, if not defined therein, the Amended Credit Agreement referred to below.

          I am Vice President, Deputy General Counsel and Secretary of the Company and, as such, I have acted as counsel to the Company in connection with the negotiation, execution, and delivery of the Seventh Amendment.

          In so acting as such counsel, I have examined, or caused to be examined, the following:

                    (a)          the Seventh Amendment;

                    (b)          the promissory notes delivered at the closing of the Seventh Amendment; and

                    (c)          the Credit Agreement, as amended by the Seventh Amendment (the “Amended Credit Agreement”).

The documents referred to in clauses (a) and (b) above are collectively referred to as the “Seventh Amendment Documents”.

          I also have examined, or caused to be examined, originals or copies of originals, certified or otherwise identified to my satisfaction, of such corporate records, agreements, documents, instruments, certificates, and other statements of public and governmental officials and corporate officers and other representatives of the Company and have made such inquiries of such corporate officers and other representatives, as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

          For purposes of the examination of the documents referred to above, I have assumed the genuineness of all signatures (except those on behalf of the Company), the authenticity of all documents submitted to me as originals, and the conformity to originals of all documents submitted to me as certified or photostatic copies, which facts I have not independently verified. As to all questions of fact material to this opinion which have not been independently verified by me, I have relied upon the representations and warranties of the Company contained in the Seventh Amendment Documents, the Amended Credit Agreement, the other Loan Documents and the other documents and certificates related to these transactions.

          I have assumed the due execution and delivery, pursuant to due authorization, of each of the Seventh Amendment Documents, the Amended Credit Agreement and the other Loan Documents by all of the parties thereto, other than the Company, and that the Seventh Amendment Documents, the Amended Credit Agreement and the other Loan Documents are enforceable against such other parties in accordance with their respective terms.

          I have assumed further that the Lenders and the Agent will act in good faith and will seek to enforce their rights and remedies under the Seventh Amendment Documents, the Amended Credit Agreement and the other Loan Documents in a commercially reasonable manner.

          Based upon the foregoing and subject to the qualifications set forth herein, I am of the opinion that:

1. The Company:

(a) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b)          is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except where the failure to be so qualified is not likely to have a Material Adverse Effect; and

(c) has all requisite corporate power and authority to own, pledge, mortgage, hold under lease, and operate its properties and to conduct its business as now or currently proposed to be conducted.

          2.          The execution and delivery of the Seventh Amendment Documents by the Company, and the performance by the Company of the Seventh Amendment Documents, the Amended Credit Agreement and the other Loan Documents to which it is a party:

(a) are within the respective corporate powers of the Company;

(b) have been, or prior to such execution will have been, duly authorized by all necessary corporate action, including the consent of its shareholders where required; and

(c) do not:

(i) contravene the articles or certificate of incorporation or bylaws of the Company;

          (ii)          to the best of my knowledge after due inquiry, violate any existing law or regulation of the United States, of the States of Georgia, New York, or the general corporation law of the State of Delaware which, to my knowledge, is applicable, or any order, decree, or other determination of an arbitrator or a court or other governmental agency applicable to or binding upon the Company or any of its property or to which the Company or any of its property is subject;

          (iii)          to the best of my knowledge after due inquiry, conflict with or result in the breach of, or constitute a default under, any Contractual Obligation of any Loan Party, except for such conflicts, breaches, or defaults which are not likely to have a Material Adverse Effect;

          (iv)          to the best of my knowledge after due inquiry, result in the creation or imposition of any Lien upon any of the property of any Loan Party, other than if the Obligations or certain other Indebtedness of the Company is to be secured